UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06161

Allianz Funds

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna

1633 Broadway,

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: June 30, 2016

Date of reporting period: June 30, 2016

ITEM 1. REPORT TO SHAREHOLDERS

Allianz Funds

SHARE CLASSES A*, C, R, P, INSTITUTIONAL, R6, ADMINISTRATIVE

Annual Report

June 30, 2016

AllianzGI Emerging Markets Opportunities Fund

AllianzGI Focused Growth Fund

AllianzGI Global Natural Resources Fund

AllianzGI Global Small-Cap Fund

AllianzGI Health Sciences Fund

AllianzGI Income & Growth Fund

AllianzGI Mid-Cap Fund

AllianzGI NFJ Dividend Value Fund

AllianzGI NFJ International Value Fund

AllianzGI NFJ Large-Cap Value Fund

AllianzGI NFJ Mid-Cap Value Fund

AllianzGI NFJ Small-Cap Value Fund

AllianzGI Small-Cap Blend Fund

AllianzGI Technology Fund

* Class D and Class B shares were converted into Class A shares on November 13, 2015 and December 4, 2015, respectively.

Please refer to the prospectus for additional details.

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus or summary prospectus. Please read the prospectus carefully before you invest or send money.

Receive this report electronically and eliminate paper mailings.

To enroll, go to http://us.allianzgi.com/edelivery.

Table of Contents

2–3	Letter from the President
4–48	Fund Summaries
50–52	Important Information
53–54	Benchmark Descriptions
55–77	Schedules of Investments
78–85	Statements of Assets and Liabilities
86–93	Statements of Operations
94–99	Statements of Changes in Net Assets
100–127	Financial Highlights
128–157	Notes to Financial Statements
158	Report of Independent Registered Public Accounting Firm
159	Federal Income Tax Information
160	Changes to Board of Trustees and Officers
161-162	Privacy Policy
163-165	Board of Trustees and Officers

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: fixed-income risk, liquidity risk, derivatives risk, smaller company risk, non-US investment risk, focused investment risk and specific sector investment risks. Below investment grade securities involve a greater risk to principal than investment grade securities. Bond prices will normally decline as interest rates rise. The impact may be greater with longer-duration bonds. The market for certain securities may become illiquid, which could prevent the Fund from purchasing or selling these securities at an advantageous time or price and possibly delay redemptions of Fund shares. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit and counterparty risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. The principal values of the Funds are not guaranteed at any time. Please refer to the applicable Fund’s current prospectus for complete details.

Letter from the President

Thomas J. Fuccillo

President & CEO

Dear Shareholder,

The US economy expanded at an uneven pace during the 12-month reporting period ended June 30, 2016. Economic activity overseas was mixed and generally lackluster. Against this backdrop, US equities posted a modest gain, whereas international stocks generated poor results. However, the US bond market posted a strong return during the reporting period.

The 12-Month Fiscal Period in Review

For the 12-month period ended June 30, 2016, US stocks rose 3.99%, as measured by the S&P 500 Index. Two measures of stock performance in developed international and global markets produced weak results, in dollar-denominated terms, with the MSCI EAFE (Europe, Australasia and Far East) Index returning -10.16% and the MSCI World Index returning -2.78%. In addition, the MSCI Emerging Markets Index declined 12.05% in dollar-denominated terms. With respect to bonds, the Barclays US Credit Index gained 7.55% and the Barclays Global High Yield Index rose 3.76%. The Barclays US Government Bond Index returned 6.04%, while the broader bond market, as measured by the Barclays US Aggregate Bond Index, gained 6.00% over the same period.

US gross domestic product (“GDP”), which is an approximation of the value of all goods and services produced in the country, the broadest measure of economic activity and a key indicator of economic performance, expanded at a 2.0% annualized pace during the third quarter of 2015. Economic growth then decelerated, as GDP grew at a revised annualized pace of 0.8% and 0.9% during the fourth quarter of 2015 and first quarter of 2016, respectively. In addition the US Commerce Department’s initial estimate for the second quarter of 2016 showed that GDP — released after the reporting period had ended — grew at an annualized pace of 1.2% for the second quarter of 2016.

At its meeting in December 2015 the US Federal Reserve (the “Fed”) raised interest rates for the first time in nearly a decade. More specifically, the US central bank increased the federal funds rate from a range between 0% and 0.25% to a range between 0.25% and 0.50%. However, since that time the Fed has paused increases in interest rates and has downgraded its expectations for growth in the US for 2016. In its official statement following its meeting in June 2016 the Fed said, “The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.”

2	June 30, 2016 |	Annual Report

Given generally tepid growth and low inflation outside the US, a number of central banks pursued highly accommodative monetary polices during the reporting period. For example, both the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) introduced negative interest rates. Meanwhile, the Bank of England kept (“BoE”) rates unchanged during the reporting period. However, given the June 23, 2016 referendum to leave the European Union (“Brexit”) and expectations for moderating growth, the BoE lowered rates to a new record low of 0.25% at its meeting on August 3, 2016.

Outlook

Nine years since the financial crisis started, monetary easing is continuing with few signs of an end in sight. This appears to be especially true in a post-Brexit world rife with economic uncertainty and generally weak growth around the world. Against this backdrop, investor sentiment is likely to be challenged at times. Other questions facing investors are the upcoming November elections in the US and a host of geopolitical issues.

In such an environment, we expect investors to be in for a choppy ride. However, in our view it won’t be without opportunity, especially for those with long term outlooks, a healthy risk appetite and the latitude to invest actively. As always, we will continue to conduct extensive research and focus on quality and sustainability to help our shareholders navigate the many uncertainties around the globe.

On behalf of Allianz Global Investors Fund Management and our Sub-Advisers, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Thomas J. Fuccillo

President & Chief Executive Officer

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Receive this report electronically and eliminate paper mailings.

To enroll, go to http://us.allianzgi.com/edelivery.

Annual Report	| June 30, 2016	3

Unaudited

AllianzGI Emerging Markets Opportunities Fund

For the period of July 1, 2015 through June 30, 2016, as provided by Lu Yu, CFA, CIPM Portfolio Manager.

Fund Insights

For the twelve-month period ended June 30, 2016, Class A shares at NAV of the AllianzGI Emerging Markets Opportunities Fund (the “Fund”) returned -11.73%, outperforming the MSCI Emerging Markets Index (the “benchmark”), which returned -12.05%.

Market Overview

During the reporting period, emerging market equities were impacted by oscillating investor sentiment. Initially, market participants were concerned about lofty valuation of the local Chinese A-share market and slowing GDP growth. These concerns were heightened in August 2015 following the government’s decision for greater flexibility for the renminbi. The anxiety of a slowdown in the Chinese economy resulted in a ripple effect across other emerging market countries, especially for commodity and energy producers. Investor sentiment rapidly increased in October 2015 amid attractive valuations and improving economic measures, only to see this exuberance fade, due in part to the Fed’s decision to raise interest rates in mid-December 2015. The New Year was met with extreme pessimism and a double-digit decline through the first three weeks of January 2016. The market experienced a sharp turnaround in performance through the end of the month, amid a rebound in energy prices, a weaker dollar and dovish central bank expectations. Emerging market equities wavered in February 2016 only to see a significant rebound in March resulting in a meaningful advance. During March 2016, large-cap, pro-cyclical, deep-value stocks were among the best performers due to the rapid shift in sentiment and preference for higher-beta exposure, which lagged in previous periods. Equities moderated in April and May 2016 as market participants adjusted to economic figures, with particular focus on export demand out of China. The Brexit news sent the asset class into a tailspin at the end of June 2016, only to see a rapid rebound for emerging markets, which were seen as a safe haven with an attractive growth and valuation mix relative to other asset classes around the world.

Portfolio Review

The Fund’s performance relative to the benchmark was the result of positive selection at both the country and sector level. In addition, the proactive focus on a modest reduction in forecast risk relative to the benchmark helped protect capital given the overall market decline. The benchmark performance was broadly lower, with each of the 10 sectors posting negative results for the reporting period. The industrials, financials, telecommunication services, energy and consumer discretionary sectors were all down double-digits during the reporting period, while consumer staples and information technology outperformed on a relative basis with low single-digit declines. During the reporting period, financials was the best performing sector in the Fund, thanks to a meaningful underweight allocation coupled with positive stockpicking. Bottom-up stock selection in the telecommunication services and consumer discretionary sectors contributed to results, as did an underweight allocation to energy. Conversely, the health care sector was the primary detractor due to a handful of stocks which lagged behind the benchmark. Selections in the industrials and consumer staples sectors trailed more modestly. From a country standpoint, China was the top performer due to positive bottom-up selections. Stock picking in Russia, Taiwan and Mexico was also decidedly positive. Meanwhile, Brazil was the primary detractor, due to more conservative stock selection amid the rebound in performance during the latter portion of the reporting period. Selections in Turkey and South Korea also trailed the benchmark.

Outlook

The sentiment for emerging market equities remains positive and has rapidly improved from low-levels in late 2015. We believe this improved sentiment, combined with a higher forecast earnings growth and a significant discount in valuation to developed markets, may lead to a continuation of recent performance. We believe the “easy” money was made earlier this year when lower-quality, higher-risk stocks were among the best performers, and anticipate a more moderate performance trajectory.

We believe investment results will be supported by earnings growth and the Fund’s behavioral finance-focused investment process. Our focus on higher quality securities with strong company fundamentals has the potential to be a driver of returns for the coming quarters.

Average Annual Total Return for the period ended June 30, 2016

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Emerging Markets Opportunities Fund Class A	–11.73%	–3.25%	3.32%	8.63%
AllianzGI Emerging Markets Opportunities Fund Class A (adjusted)	–16.58%	–4.34%	2.73%	8.12%
AllianzGI Emerging Markets Opportunities Fund Class C	–12.38%	–3.98%	2.53%	7.81%
AllianzGI Emerging Markets Opportunities Fund Class C (adjusted)	–13.25%	–3.98%	2.53%	7.81%
AllianzGI Emerging Markets Opportunities Fund Class P	–11.51%	–3.02%	3.59%	8.92%
AllianzGI Emerging Markets Opportunities Fund Institutional Class	–11.41%	–2.92%	3.71%	9.05%
AllianzGI Emerging Markets Opportunities Fund Class R6	–11.33%	–2.86%	3.77%	9.10%
MSCI Emerging Markets Index	–12.05%	–3.78%	3.54%	8.15%
Lipper Emerging Markets Funds Average	–10.14%	–3.40%	3.20%	7.66%

† The Fund began operations on 5/27/04. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 5/31/04.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 50-52 for more information. The Fund’s gross expense ratios are 1.62% for Class A shares, 2.37% for Class C shares, 1.37% for Class P shares, 1.27% for Institutional Class and 1.22% for Class R6 shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2016. The Fund’s expense ratios net of this reduction are 1.47% for Class A shares, 2.22% for Class C shares, 1.22% for Class P shares, 1.12% for Institutional Class shares and 1.07% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2015, as supplemented to date.

4	June 30, 2016 |	Annual Report

Unaudited

AllianzGI Emerging Markets Opportunities Fund (cont’d)

Cumulative Returns Through June 30, 2016

The Fund began operations on 5/27/04. Benchmark comparisons began on the fund inception date.

Country Allocation (as of June 30, 2016)

Korea (Republic of)	19.5%
China	16.3%
Taiwan	12.4%
India	8.3%
Brazil	8.1%
Russian Federation	7.9%
Hong Kong	5.2%
United States	4.6%
Other	16.6%
Cash & Equivalents — Net	1.1%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (1/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/16)	$1,062.00	$1,057.40	$1,062.60	$1,063.60	$1,063.80
Expenses Paid During Period	$7.54	$11.36	$6.26	$5.75	$5.49

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (1/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/16)	$1,017.55	$1,013.82	$1,018.80	$1,019.29	$1,019.54
Expenses Paid During Period	$7.37	$11.12	$6.12	$5.62	$5.37

For each class of the Fund, expenses (net of fee waivers) are equal to the annualized expense ratio for the class (1.47% for Class A, 2.22% for Class C, 1.22% for Class P, 1.12% for Institutional Class and 1.07% for R6 Class), multiplied by the average account value over the period, multiplied by 182/366.

Annual Report	| June 30, 2016	5

Unaudited

AllianzGI Focused Growth Fund

For the period of July 1, 2015 through June 30, 2016, as provided by Karen Hiatt, CFA, Lead Portfolio Manager.

Fund Insights

For the twelve-month period ended June 30, 2016, Class A shares at NAV of the AllianzGI Focused Growth Fund (the “Fund”) returned 1.54%, underperforming the Russell 1000 Growth Index (the “benchmark”), which returned 3.02%.

Market Overview

While concerns over the health of the global economy weighed on investor sentiment during most of the reporting period, US stocks remained resilient and produced modest gains. Multiple macro events sparked periods of higher volatility: China’s currency devaluation in August 2015, the Fed modestly raising interest rates in December 2015 and planning for multiple rate hikes in 2016, recession fears in early 2016, and finally the UK voting to leave the European Union. Every time volatility spiked, central banks stepped in to calm the market by promising more accommodative monetary policy.

With support from the central banks and steadily improving economic data in the US, stocks have risen sharply from the lows of early 2016. However, risk aversion remains elevated as defensive sectors composed of high dividend stocks continue to outperform higher growth sectors. Within the benchmark, performance in the telecommunication services, utilities, and consumer staples sectors dwarfed returns in the other sectors. All three sectors gained more than 20%, while higher growth sectors such as technology and consumer discretionary posted modest gains as health care declined 9%.

Portfolio Review

The Fund is underweight in high-dividend paying stocks relative to the benchmark, and this had a negative impact on relative performance. While our average weight in the consumer staples sector matched the benchmark’s, stock picking within the sector had the largest negative impact on relative returns. We owned higher growth stocks within the sector including Monster Beverage, Costco, and Constellation Brands, but we did not own high dividend payers such as Altria Group, Coca-Cola, and Phillip Morris International. Similarly, not owning Verizon and AT&T, also high dividend payers, negatively impacted relative performance. We believe the portfolio holdings have more attractive long-term fundamentals and we remain comfortable with our positioning in consumer staples and not owning telecommunication services stocks.

On the positive side, our overweight to technology and stock picking within the sector positively contributed to relative returns. Despite the macro headwinds, Facebook, Salesforce.com, and Visa are some of the companies that have consistently delivered strong growth. Likewise, some consumer discretionary holdings added to relative performance. Holdings including Amazon.com and TJX Companies are benefiting from good execution and significant competitive advantages.

As always, we continue to focus on stock selection, investing in high quality large-cap companies with compelling growth prospects and attractive valuations relative to growth.

Outlook

We are cautiously positive on US equities as gains continue to be made in employment and wages, while inflation and interest rates are holding steady at low levels. However, equity market volatility may continue in the near term until there is more clarity about global growth prospects, especially in China and Europe. Additionally, the US Presidential election will become even more of a focus for investors as we move through 2016.

With multiple uncertainties in the global macro economy, central banks around the world continue to employ highly accommodative monetary policy. We expect global growth and interest rates to remain at low levels for the foreseeable future, which may benefit companies that can deliver consistent growth. Lastly, we view current market valuation to be attractive relative to alternative asset options.

Average Annual Total Return for the period ended June 30, 2016

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Focused Growth Fund Class A	1.54%	12.47%	9.30%	10.90%
AllianzGI Focused Growth Fund Class A (adjusted)	–4.04%	11.21%	8.68%	10.71%
AllianzGI Focused Growth Fund Class C	0.79%	11.63%	8.48%	10.07%
AllianzGI Focused Growth Fund Class C (adjusted)	–0.14%	11.63%	8.48%	10.07%
AllianzGI Focused Growth Fund Class R	1.31%	12.19%	9.03%	10.55%
AllianzGI Focused Growth Fund Class P	1.81%	12.75%	9.60%	11.21%
AllianzGI Focused Growth Fund Institutional Class	1.92%	12.87%	9.70%	11.32%
AllianzGI Focused Growth Fund R6	1.94%	12.92%	9.76%	11.38%
AllianzGI Focused Growth Fund Administrative Class	1.65%	12.58%	9.43%	11.03%
Russell 1000 Growth Index	3.02%	12.35%	8.78%	10.51%
Lipper Large-Cap Growth Funds Average	–1.71%	10.38%	7.41%	8.90%

† The Fund began operations on 2/24/84. Benchmark and Lipper performance comparisons began on 2/29/84.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 50-52 for more information. The Fund’s expense ratios are 1.11% for Class A shares, 1.86% for Class C shares, 1.36% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class shares, 0.71% for Class R6 shares and 1.01% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2015, as supplemented to date.

6	June 30, 2016 |	Annual Report

Unaudited

AllianzGI Focused Growth Fund (cont’d)

Cumulative Returns Through June 30, 2016

The Fund began operations on 2/24/84. Benchmark performance comparisons began on 2/29/84.

Industry/Sectors (as of June 30, 2016)

Beverages	9.5%
Biotechnology	8.9%
IT Services	7.4%
Internet Software & Services	7.3%
Specialty Retail	7.3%
Internet & Catalog Retail	6.7%
Software	6.3%
Aerospace & Defense	5.4%
Other	34.8%
Cash & Equivalents — Net	6.4%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (1/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/16)	$990.30	$986.40	$989.40	$991.60	$992.10	$992.30	$990.80
Expenses Paid During Period	$5.49	$9.19	$6.73	$4.26	$3.76	$3.52	$5.00

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (1/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/16)	$1,019.34	$1,015.61	$1,018.10	$1,020.59	$1,021.08	$1,021.33	$1,019.84
Expenses Paid During Period	$5.57	$9.32	$6.82	$4.32	$3.82	$3.57	$5.07

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.11% for Class A, 1.86% for Class C, 1.36% for Class R, 0.86% for Class P, 0.76% for Institutional Class, 0.71% for Class R6 and 1.01% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366.

Annual Report	| June 30, 2016	7

Unaudited

AllianzGI Global Natural Resources Fund

For the period of July 1, 2015 through June 30, 2016, as provided by Paul Strand, CFA, Portfolio Manager.

Fund Insights

For the twelve-month period ended June 30, 2016, Class A shares at NAV of the AllianzGI Global Natural Resources Fund (the “Fund”) returned -11.44%, underperforming the Custom Commodity Equity Benchmark, which returned -8.10%.

Market Overview

Oil prices continued to decline into the first quarter of 2016 as a result of the mid-year 2014 Organization of Petroleum Exporting Companies (“OPEC”) influenced downfall, falling to the high $20’s per barrel Brent oil low in January, from the low $60’s, at the start of the reporting period. Crude prices subsequently rebounded from the January 2016 lows touching over $50 per barrel in June 2016. Throughout the reporting period, global economic indicators continued to send mixed messages about the state of the world’s economy with no clear indications of a sustained pick-up in global economic activity.

Portfolio Review

The Fund’s underperformance was driven by negative stock selection, primarily from oil, gas, metals, and mining related positions.

An eclectic group of individual names contributed the most to overall performance, including some oil and gas exploration, alternative energy and coatings (paint) positions. In general, the oil and gas exploration and production stocks recovered sharply with the rebound in crude prices from the January/February 2016 lows.

The primary detractor to performance were our stock selections in some individual energy-related names. The majority of these companies were relatively smaller cap oil and gas exploration and production companies that were, in several instances, negatively impacted by cash flow, recapitalization and leverage concerns stemming from crude hitting its lows during the first quarter of 2016.

Outlook

Our forecast for gradually improving crude prices over the balance of the year has materialized. Over the longer term, we expect oil prices to normalize to at least the $60 to $70 per barrel range. This range is a level that is necessary to encourage additional investment in oil exploration and production to meet growing worldwide demand. Given that we are currently below this forecasted range, we expect and hope for additional improvement in crude prices in the second-half of 2016. Furthermore, we believe the aggressive production cutbacks that have been announced in the last year, particularly in North American shale drilling and other higher cost global drilling projects, will work to further firm the marketplace. Given our forecast, we believe that our overweight in the energy sector has the potential to benefit our Fund holders in future quarters and represents the best relative value in relation to growth opportunity in the portfolio.

We continue to favor our diversified, thematic and opportunistic approach to investing in natural resource-related companies, and maintain our belief that over the long term the performance of the equities should outperform the underlying commodities.

Average Annual Total Return for the period ended June 30, 2016

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Natural Resources Fund Class A	–11.44%	–3.86%	0.28%	6.07%
AllianzGI Global Natural Resources Fund Class A (adjusted)	–16.31%	–4.94%	–0.29%	5.57%
AllianzGI Global Natural Resources Fund Class C	–12.13%	–4.58%	–0.46%	5.29%
AllianzGI Global Natural Resources Fund Class C (adjusted)	–13.00%	–4.58%	–0.46%	5.29%
AllianzGI Global Natural Resources Fund Class P	–11.20%	–3.62%	0.54%	6.35%
AllianzGI Global Natural Resources Fund Institutional Class	–11.12%	–3.52%	0.64%	6.46%
MSCI World Index	–2.78%	6.63%	4.43%	5.88%
Custom Commodity Equity Benchmark	–8.10%	–1.46%	4.09%	7.71%
World Energy and Materials Composite	–6.93%	–3.29%	1.48%	5.57%
Lipper Global Natural Resources Funds Average	–11.67%	–6.98%	–1.61%	4.78%

† The Fund began operations on 6/30/04. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 6/30/04.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 50-52 for more information. The Fund’s expense ratios are 1.41% for Class A shares, 2.16% for Class C shares, 1.16% for Class P shares and 1.06% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2015, as supplemented to date.

8	June 30, 2016 |	Annual Report

Unaudited

AllianzGI Global Natural Resources Fund (cont’d)

Cumulative Returns Through June 30, 2016

The Fund began operations on 6/30/04. Benchmark comparisons began on the fund inception date.

Country Allocation (as of June 30, 2016)

United States	63.0%
United Kingdom	8.7%
Switzerland	8.0%
Canada	7.9%
France	4.2%
Germany	2.4%
Spain	1.8%
Denmark	1.5%
Other	1.4%
Cash & Equivalents — Net (including Options Written)	1.1%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (1/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/16)	$1,125.90	$1,121.30	$1,127.50	$1,127.90
Expenses Paid During Period	$7.56	$11.50	$6.24	$5.71

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (1/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/16)	$1,017.75	$1,014.02	$1,019.00	$1,019.49
Expenses Paid During Period	$7.17	$10.92	$5.92	$5.42

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.43% for Class A, 2.18% for Class C, 1.18% for Class P and 1.08% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/366. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	| June 30, 2016	9

Unaudited

AllianzGI Global Small-Cap Fund

For the period of July 1, 2015 through June 30, 2016, as provided by Andrew Neville, Lead Portfolio Manager.

Fund Insights

For the twelve-month period ended June 30, 2016, Class A shares at NAV of the AllianzGI Global Small-Cap Fund (the “Fund”) returned
-8.59%, underperforming the MSCI World Small-Cap Index (the “benchmark”), which returned -3.76%.

Market Overview

In an eventful year, global smaller companies traded lower under rising volatility.

At the beginning of the reporting period, the last-minute bailout deal for Greece and robust economic data in the euro-zone and the US resulted in a recovery of equity markets. Further on, negative trends in China (a weaker yuan, worsening PMI indices, falling auto sales, and a significant correction for the Shanghai Composite) triggered sharp equity market corrections in August 2015.

The uncertain outlook for the Fed policy, weak Chinese economic data, tumbling emerging market currencies, and the Volkswagen emissions scandal put pressure on equity markets in September 2015. Supported by expectations of further supportive monetary policy and robust economic data from both the US and Europe, markets then trended higher despite the terror attacks in Paris and weak commodity prices.

However, in December 2015, the ECB disappointed hopes for extreme dovishness. OPEC failed to agree on an oil production ceiling and the oil price slumped to an 11-year low. The month also marked the start of divergence in global monetary policy. In the US, the Fed judged that conditions justified a “lift-off” in interest rates after nearly a decade, but stressed that future increases would be “gradual”.

Going into 2016, most equity markets suffered the worst start to a year in decades, with some entering bear market territory amid renewed fears about the slowdown in China, and further oil price weakness. Signs that commodity prices may be stabilizing, as well as further central bank stimulus, helped equities to recover in mid-February 2016. As widely expected, the ECB cut its main interest rate to zero in March 2016, reduced banks’ deposit rate further into negative territory, extended its quantitative easing program, and indicated that it would now include corporate bonds as part of the program.

The Fed opted to keep interest rates on hold in June 2016, citing a slowdown in the pace of job creation and global uncertainties for its decision. Towards the end of the reporting period, markets experienced another bout of volatility following the UK’s surprise vote in favor of leaving the EU. The general risk-off mode put considerable pressure on the global small-cap market.

Portfolio Review

All regional sleeve portfolios lagged their respective local markets over the course of the reporting period with the strongest negative contribution coming from the US and Asia-ex Japan sleeve portfolios. Sector-wise, the underweight in utilities detracted. Stock selection in the industrials sector contributed the most, while stock selection in the financials, consumer discretionary and health care sectors detracted.

During the reporting period, the Fund’s largest overweights relative to the benchmark were in the consumer discretionary, information technology and health care sectors while the largest underweights were in the financials sector followed by the utilities and materials sectors. Geographically the largest overweights were in Ireland, France and China while the largest underweights were in the UK and Canada.

The Fund is comprised of stocks selected by Allianz Global Investor’s regional small-cap teams (US, Europe, Japan and Asia ex-Japan). It is a bottom-up, fundamental approach and therefore we expected stock selection to drive performance. Over the reporting period there was minimal effect from country and sector allocations, but most of the underperformance was driven by negative stock selection, primarily in the US portfolio and in the financials and consumer discretionary sectors. The strongest stock contributors to performance were the positions in Lion Corporation (Japan), Sartorius Stedim Biotech (France) and Core Mark Holding (US); while the positions in Fagron (Belgium), Marriott Vacations Worldwide and Sunedison (both US) were the largest detractors. Fagron and Marriott were sold out of the portfolio earlier in 2016.

Outlook

The US economic cycle is quite advanced, which means that investors should carefully select their exposure, not least in view of the high valuations.

China’s import figures for May 2016 were the highest since 2014, a fact which points to a pick-up in global trade, as China is “the world’s factory”. With a 40% share in global GDP, global trade is the most important growth engine for the world. The UK vote to leave the EU has added a new and longer term level of uncertainty into the markets that we expect to initially reveal itself with a noticeable UK economic slowdown and partial slowing of the European economy.

Looking forward, we expect uncertainty to wax and wane with the progress of negotiations and any further political fallout within Europe. The next European political milestone will be the Italian Constitutional Reform Referendum in October 2016.

We continue to focus on those companies with strong business models with the ability to grow better than the market. We believe that global growth will slow down and remain low, both of which favor companies that can generate growth using their cash resources, without relying on the economy. When the market starts to re-focus on actual company fundamentals, we expect the stock prices of these companies to return to their past strength.

10	June 30, 2016 |	Annual Report

Unaudited

AllianzGI Global Small-Cap Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2016

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Small-Cap Fund Class A	–8.59%	7.07%	4.87%	9.84%
AllianzGI Global Small-Cap Fund Class A (adjusted)	–13.62%	5.87%	4.28%	9.52%
AllianzGI Global Small-Cap Fund Class C	–9.26%	6.27%	4.08%	9.04%
AllianzGI Global Small-Cap Fund Class C (adjusted)	–10.17%	6.27%	4.08%	9.04%
AllianzGI Global Small-Cap Fund Class P	–8.33%	7.35%	5.16%	10.16%
AllianzGI Global Small-Cap Fund Institutional Class	–8.25%	7.45%	5.25%	10.27%
MSCI World Small-Cap Index	–3.76%	6.84%	5.60%	7.53%
Lipper Global Small-/Mid-Cap Funds Average	–6.38%	5.23%	4.98%	7.86%

† The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 12/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 50-52 for more information. The Fund’s expense ratios are 1.61% for Class A shares, 2.36% for Class C shares, 1.36% for Class P shares and 1.26% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2015, as supplemented to date.

Cumulative Returns Through June 30, 2016

The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date.

Country Allocation (as of June 30, 2016)

United States	58.3%
Japan	13.4%
United Kingdom	4.2%
France	3.5%
Sweden	3.1%
Switzerland	1.8%
Germany	1.7%
Denmark	1.5%
Other	11.0%
Cash & Equivalents — Net	1.5%

Annual Report	| June 30, 2016	11

Unaudited

AllianzGI Global Small-Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (1/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/16)	$971.90	$968.40	$973.30	$973.60
Expenses Paid During Period	$7.94	$11.60	$6.72	$6.23

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (1/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/16)	$1,016.81	$1,013.08	$1,018.05	$1,018.55
Expenses Paid During Period	$8.12	$11.86	$6.87	$6.37

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.62% for Class A, 2.37% for Class C, 1.37% for Class P and 1.27% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/366.

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Annual Report	| June 30, 2016	13

Unaudited

AllianzGI Health Sciences Fund

For the period of July 1, 2015 through June 30, 2016, as provided by John Schroer, Lead Portfolio Manager.

Fund Insights

For the twelve-month period ended June 30, 2016, Class A shares at NAV of the AllianzGI Health Sciences Fund (the “Fund”) returned -10.82%, underperforming the World Healthcare and Consumer Blended Index (the “benchmark”), which returned -2.15%.

Market Overview

It was a difficult year for global health care stocks in general as the MSCI World Healthcare Index fell 4.1% versus the more modest loss for the MSCI World Index of 2.78%. In general, biopharmaceutical stocks were negatively impacted by multiple compressions for growth stocks, the negative overhang on drug pricing (particularly US election rhetoric from the candidates), a tougher regulatory environment for health care mergers and acquisitions and general outflows from health care related funds.

Portfolio Review

Overall, the Fund’s underperformance was primarily driven by negative stock selection and allocation effects from the overweight in the biotechnology sector.

The largest contributors to performance were broad and miscellaneous in nature, including holdings in health care services and medical devices. These “non-drug” holdings held up better than the biopharma-related positions. We also avoided a significant detractor to the benchmark’s performance, Valeant Pharmaceuticals. Valeant plummeted over a myriad of issues including accounting transparency, management and activism turmoil, balance sheet worries over leverage and general concerns the Company’s operating model will not hold up over pricing scrutiny.

The largest individual detractors to performance were centered on biotechnology-related positions. While it was a tough year for biotechnology in general, several other negative factors weighed on some individual names in the portfolio, including clinical trial disappointments and in some cases quarterly results below analyst’s expectations.

The Fund ended the reporting period with significantly fewer positions than the start of the reporting year. Our current portfolio strategy is to focus on our highest conviction ideas and we have reduced the number of names in the portfolio, as the more uncertain environment for biopharma continues to be an overhang for the health care sector.

Outlook

The recent stabilization in the biopharma sector is welcome news. While we don’t anticipate the psychology for drug pricing to lift until after the November 2016 election, we believe that the long term investment outlook for global health care remains very compelling as biopharma itself is one of the most promising areas. We expect the focus on drug pricing to cool substantially post the US presidential election and see a limited chance of substantive drug pricing regulation materializing longer term.

We continue to focus on companies and health care industries delivering innovative and profitable drug treatments and cost effective, productivity-enhancing medical solutions. These factors are driving solid long term earnings growth and in our opinion attractive overall valuations for global health care stocks.

Average Annual Total Return for the period ended June 30, 2016

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Health Sciences Fund Class A	–10.82%	13.54%	10.49%	11.78%
AllianzGI Health Sciences Fund Class A (adjusted)	–15.73%	12.26%	9.87%	11.46%
AllianzGI Health Sciences Fund Class C	–11.48%	12.70%	9.67%	10.95%
AllianzGI Health Sciences Fund Class C (adjusted)	–12.17%	12.70%	9.67%	10.95%
AllianzGI Health Sciences Fund Institutional Class	–10.49%	13.94%	10.88%	12.20%
MSCI World Index	–2.78%	6.63%	4.43%	5.51%
World Healthcare and Consumer Blended Index	–2.15%	13.07%	8.87%	6.26%
Lipper Health/Biotechnology Funds Average	–16.85%	15.87%	11.91%	11.68%

† The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 12/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 50-52 for more information. The Fund’s expense ratios are 1.46% for Class A shares, 2.21% for Class C shares and 1.11% for Institutional Class Shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2015, as supplemented to date.

14	June 30, 2016 |	Annual Report

Unaudited

AllianzGI Health Sciences Fund (cont’d)

Cumulative Returns Through June 30, 2016

The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2016)

Biotechnology	33.5%
Pharmaceuticals	29.9%
Health Care Equipment & Supplies	19.1%
Health Care Providers & Services	13.6%
Food & Staples Retailing	1.5%
Life Sciences Tools & Services	0.5%
Cash & Equivalents — Net	1.9%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Institutional Class
Beginning Account Value (1/1/16)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/16)	$943.90	$940.40	$945.80
Expenses Paid During Period	$7.10	$10.71	$5.42

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Institutional Class
Beginning Account Value (1/1/16)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/16)	$1,017.55	$1,013.82	$1,019.29
Expenses Paid During Period	$7.37	$11.12	$5.62

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.47% for Class A, 2.22% for Class C and 1.12% for Institutional Class ), multiplied by the average account value over the period, multiplied by 182/366.

Annual Report	| June 30, 2016	15

Unaudited

AllianzGI Income & Growth Fund

For the period of July 1, 2015 through June 30, 2016, as provided by Doug Forsyth, CFA, Portfolio Manager.

Fund Insights

For the twelve-month period ended June 30, 2016, Class A shares at NAV of the AllianzGI Income & Growth Fund (the “Fund”) returned -2.02%, underperforming the S&P 500 Index (the “benchmark”), which returned +3.99%. The Fund also underperformed the overall US bond market, as measured by the Barclays US Aggregate Bond Index, which rose 6.00%. The convertible universe returned -4.46%, as measured by the BofA Merrill Lynch All Convertibles Index; and high yield bonds, as measured by the BofA Merrill Lynch US High Yield Master II Index, returned 1.71%. Lastly, the Russell 1000 Growth Index increased 3.02%.

Market Overview

The path for the convertible, high-yield and large-cap equity markets was volatile over the reporting period.

Early in the period, the decline in the price of energy and other commodities had a significant impact on fundamental and operating statistics of the issuers within those industries. The sell-off in oil was a drag on all three asset classes, but the high-yield market was the most impacted. In addition, the impact of broker-dealer and bank regulations continued to weigh on the high-yield market.

The market began 2016 by continuing last year’s downward trend, trading sharply lower in January and the first week of February. The markets then turned dramatically higher, experiencing only a brief setback when the UK voted to exit the EU, rallying at the very end of June as investors gravitated toward riskier assets.

Strong US Treasury demand, driven by a weak global bond yield environment, also had a positive impact on high-yield bonds and convertibles in the second quarter of 2016, as investors sought yield oriented assets.

Fed communications continued to influence sentiment throughout the reporting period as investors interpreted Fed Chair Janet Yellen’s remarks. Outside of the US, aggressive quantitative easing measures by global central banks remained in place and on balance which helped support the performance of risk assets.

US economic data remained mixed, but overall the trend in economic data reinforced the favorable conditions for high-yield bonds, convertibles and stocks.

Finally, improving industry dynamics helped lift the price of crude oil toward the end of the reporting period and aided in the stabilization of other commodity prices. This had a positive impact on many energy and materials companies.

The Chicago Board Options Exchange Volatility Index (“VIX”) started the reporting period just above 18 and spiked to 53 in August of 2015, coinciding with a Chinese stock market rout. Thereafter, volatility subsided before rising into the equity market’s 2016 lows in mid-February. It then moved lower with the stock market recovery. Finally, the VIX rose in front of and on the day of the Brexit decision before reversing to close the second quarter at 15.6.

Portfolio Review

The primary goal of the Fund is to enhance distributions and reduce overall portfolio risk. The Fund provided consistent income over the reporting period and maintained  1⁄3 allocation each to the convertible, high yield, and equity with covered call strategies.

In the equity sleeve, the information technology, consumer discretionary and health care sectors helped relative performance. Conversely, the financials, consumer staples and industrials sectors hindered relative performance. Regarding the covered call strategy, single stock option premia were retained on many of the opened positions, which contributed to distributions, but limited upside participation.

In the convertible sleeve, sectors that contributed positively to relative performance were consumer staples, consumer discretionary and telecommunication services. On the other hand, the financials, utilities and technology sectors pressured relative performance.

In the high-yield sleeve, industries that aided relative performance were technology, media content and telecom-wireline. In contrast, theaters & entertainment, energy and super retail hampered relative performance. On balance, over the reporting period, an underweight in CCC rated bonds was beneficial, but an underweight in BB rated bonds held back relative returns as the highest quality bonds outperformed over the full reporting period.

Outlook

Given the extreme volatility levels that have recently been present in the marketplace, the short-term forecast for the high-yield, convertible, and equity markets are challenging. The path for all three markets may be choppy and at times may require strong conviction. Investors would be wise to take advantage of lower prices when they present themselves.

16	June 30, 2016 |	Annual Report

Unaudited

AllianzGI Income & Growth Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2016

	1 Year	5 Year	Since Inception†
AllianzGI Income & Growth Fund Class A	–2.02%	5.77%	6.00%
AllianzGI Income & Growth Fund Class A (adjusted)	–7.41%	4.58%	5.36%
AllianzGI Income & Growth Fund Class C	–2.79%	4.95%	5.20%
AllianzGI Income & Growth Fund Class C (adjusted)	–3.67%	4.95%	5.20%
AllianzGI Income & Growth Fund Class R	–2.23%	5.49%	5.75%
AllianzGI Income & Growth Fund Class P	–1.81%	6.02%	6.28%
AllianzGI Income & Growth Fund Institutional Class	–1.76%	6.11%	6.38%
S&P 500 Index	3.99%	12.10%	6.65%
Barclays US Aggregate Bond Index	6.00%	3.76%	4.78%
Lipper Flexible Portfolio Funds Average	–1.83%	3.70%	3.74%

† The Fund began operations on 2/28/07. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 2/28/07.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 50-52 for more information. The Fund’s expense ratios are 1.29% for Class A shares, 2.04% for Class C shares, 1.54% for Class R shares, 1.04% for Class P shares and 0.94% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2015, as supplemented to date.

Cumulative Returns Through June 30, 2016

The Fund began operations on 2/28/07. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2016)

Software	5.5%
Media	5.3%
Semiconductors	4.6%
Oil, Gas & Consumable Fuels	4.4%
Telecommunications	4.4%
Internet	4.0%
Pharmaceuticals	4.0%
Biotechnology	3.9%
Other	60.6%
Cash & Equivalents — Net (including Options Written)	3.3%

S&P Ratings* (as of June 30, 2016 )

*	As a percentage of fixed-income investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Fund’s consideration of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. Previous shareholder reports for the Fund displayed bond ratings provided by Moody’s. See “Important Information” for more detail on the selection of S&P and bonds that do not currently have a rating available are designated in the chart above as “NR” or “NA”, respectively.

Annual Report	| June 30, 2016	17

Unaudited

AllianzGI Income & Growth Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class
Beginning Account Value (1/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/16)	$1,024.20	$1,020.10	$1,023.50	$1,025.20	$1,025.30
Expenses Paid During Period	$6.79	$10.55	$8.05	$5.54	$5.04

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class
Beginning Account Value (1/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/16)	$1,018.15	$1,014.42	$1,016.91	$1,019.39	$1,019.89
Expenses Paid During Period	$6.77	$10.52	$8.02	$5.52	$5.02

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.35% for Class A, 2.10% for Class C, 1.60% for Class R, 1.10% for Class P and 1.00% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/366.

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Annual Report	| June 30, 2016	19

Unaudited

AllianzGI Mid-Cap Fund

For the period of July 1, 2015 through June 30, 2016, as provided by Steven Klopukh, CFA, Lead Portfolio Manager.

Fund Insights

For the twelve-month period ended June 30, 2016, Class A shares at NAV of the AllianzGI Mid-Cap Fund (the “Fund”) returned -1.05%, outperforming the Russell Midcap Growth Index (the “benchmark”), which returned -2.14%.

Market Overview

The reporting period provided investors with a highly volatile ride. Following several years of solid gains, major US equity indices experienced their first 10% correction since 2011 during the third quarter of 2015. Stocks rebounded only to fall sharply again in the opening weeks of 2016, due to renewed fears of economic weakness. As indicated by major US market indices, stocks reached their lowest point around mid-February 2016, and then recovered throughout the following month. Stocks rapidly lost ground again following Brexit, but quickly rebounded in the final days of June.

Equity market behavior has been heavily influenced by macroeconomic and political headlines. Examples included Fed actions, talk of regulatory changes to health care driven by US presidential election debates, policy actions in China and the degree of linkages to the global economy, Brexit, along with oil and commodity price volatility.

Portfolio Review

Positive stock selection was the overwhelming driver of the Fund’s outperformance, with strong contributions coming from the materials, consumer discretionary and consumer staples sectors. Conversely, stock selection within the information technology and financials sectors hindered returns. Sector allocation was a net detractor from returns.

The top active contributor to returns was Activision Blizzard, Inc., which operates in a successful and rapidly growing segment of the entertainment industry, video games. Recent acquisitions have propelled the company to hold the largest online player community in its history. While the industry is highly competitive, we see Activision as a well-managed leader. The company reported record digital revenues and an improved outlook for 2016 in its most recent earnings release in early May 2016.

Conversely, the top detractor from returns was MGIC Investment Corporation, the oldest private mortgage insurer in the US. MGIC protects lenders from mortgage credit defaults and allows home buyers to purchase homes with down payments of less than 20%.

Recent earnings have disappointed, due mainly to higher than expected loss provisions. Beneath the headline results, however, we believe that MGIC’s book shows an improving financial position with legacy, pre-crisis vintage losses declining. Management maintains a tight rein on costs, with an expense ratio among the lowest in the industry. Earlier this year the company had its own credit ratings upgraded, which we believe should help its cost of funds.

Outlook

US economic growth remains higher than that of other developed economies, with improving employment reports and a healthy consumer sector. Our US mid-cap growth mandate keeps us focused on US companies, most having less exposure to international economies than their larger cap, global multi-national brethren. While many have exposure to overseas markets, this is largely diversified by region and each company has more than one key driver of expected stock returns.

We continue to focus on stock selection, seeking to invest in high quality mid-cap companies with superior growth prospects that are attractively valued. Company fundamentals ultimately matter to share price performance, and we strive to find companies with underappreciated fundamental growth drivers that can add value for our clients over the long-term, despite short-term market gyrations. Our portfolio also emphasizes responsible capital allocation.

20	June 30, 2016 |	Annual Report

Unaudited

AllianzGI Mid-Cap Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2016

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Mid-Cap Fund Class A	–1.05%	7.54%	7.35%	12.66%
AllianzGI Mid-Cap Fund Class A (adjusted)	–6.49%	6.33%	6.74%	12.49%
AllianzGI Mid-Cap Fund Class C	–1.51%	6.83%	6.58%	11.89%
AllianzGI Mid-Cap Fund Class C (adjusted)	–2.43%	6.83%	6.58%	11.89%
AllianzGI Mid-Cap Fund Class R	–1.05%	7.31%	7.14%	12.48%
AllianzGI Mid-Cap Fund Class P	–0.69%	7.86%	7.68%	13.12%
AllianzGI Mid-Cap Fund Institutional Class	–0.69%	7.92%	7.77%	13.22%
AllianzGI Mid-Cap Fund Administrative Class	–0.73%	7.69%	7.50%	12.93%
Russell Midcap Growth Index	–2.14%	9.98%	8.12%	12.07%
Lipper Multi-Cap Growth Funds Average	–4.43%	9.16%	7.07%	10.05%
Lipper Mid-Cap Growth Funds Average	–6.54%	8.03%	6.83%	N/A

† The Fund began operations on 11/6/79. Benchmark and primary Lipper performance comparisons began on 10/31/79; secondary Lipper performance is available for trailing 10 years.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 50-52 for more information. The Fund’s expense ratios are 1.13% for Class A shares, 1.88% for Class C shares, 1.38% for Class R shares, 0.88% for Class P shares, 0.78% for Institutional Class shares and 1.03% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2015, as supplemented to date.

Cumulative Returns Through June 30, 2016

The Fund began operations on 11/6/79. Benchmark performance comparisons began on 10/31/79.

Industry/Sectors (as of June 30, 2016)

Specialty Retail	8.2%
Health Care Equipment & Supplies	7.2%
Software	6.5%
Food Products	5.2%
IT Services	5.1%
Semiconductors & Semiconductor Equipment	5.0%
Real Estate Investment Trust	4.5%
Household Durables	4.4%
Other	54.0%
Cash & Equivalents — Net	–0.1%

Annual Report	| June 30, 2016	21

Unaudited

AllianzGI Mid-Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/16)	$1,011.90	$1,010.20	$1,012.00	$1,013.40	$1,013.40	$1,014.20
Expenses Paid During Period	$5.70	$9.45	$6.95	$4.46	$3.95	$5.21

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/16)	$1,019.19	$1,015.47	$1,017.95	$1,020.44	$1,020.93	$1,019.69
Expenses Paid During Period	$5.72	$9.47	$6.97	$4.47	$3.97	$5.22

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.14% for Class A, 1.89% for Class C, 1.39% for Class R, 0.89% for Class P, 0.79% for Institutional Class and 1.04% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366.

22	June 30, 2016 |	Annual Report

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Annual Report	| June 30, 2016	23

Unaudited

AllianzGI NFJ Dividend Value Fund

For the period of July 1, 2015 through June 30, 2016, as provided by the NFJ Investment team.

Fund Insights

For the twelve-month period ended June 30, 2016, Class A shares at NAV of the AllianzGI NFJ Dividend Value Fund (the “Fund”) returned -3.25%, underperforming the Russell 1000 Value Index (the “benchmark”), which returned +2.86%.

Market Overview

US large-cap equites outpaced their small-cap counterparts during the reporting period as the Russell 1000 Index gained 2.92% while the Russell 2000 Index fell 6.75%. Two events largely defined the latter half of 2015: China’s shocking August 11, 2015 currency devaluation and the September 17, 2015 US Federal Open Market Committee’s (“FOMC”) decision not to raise interest rates. While it likely was not the intent of China’s policymakers, we believe the 1.9% renminbi devaluation—the largest since 1994—was interpreted, in part, as an attempt to counter slowing domestic demand by propping up exports. As for 2016, US equities, as measured by the S&P 500 Index, suffered the worst start to a year in decades, touching a 22-month low in mid-February 2016, before recovering to end the first six-months of 2016 with modest gains. The reporting period closed on a historic, somewhat unexpected vote, with the United Kingdom choosing to exit the European Union on June 23, 2016. The days that followed the vote saw a spike in uncertainty, with the S&P 500 Index dropping 5.4% in two days—more than three standard deviations from that index’s historical mean two-day return. As a result of the volatility in the financial markets, the Fed has taken a dovish stance on interest rates thus far in 2016 and reduced the number of rate increases it expected in 2016 from four to two.

Portfolio Review

Relative underperformance over the reporting period was due to negative stock selection, while sector allocation was effectively net neutral. Selection across the energy and telecommunication services sectors boosted relative returns, but gains were overwhelmed by holdings in the financials and industrials sectors, which failed to keep pace with benchmark shares. Within the benchmark, utilities, telecommunication services and consumer staples soared to double-digit gains as investors favored more defensive and bond-proxy-like equities. Four of the benchmark’s ten GICS sectors dipped into negative territory during the reporting period, including consumer discretionary, energy, financials and materials. The Fund’s overweight position in the telecommunication services contributed positively to performance results while an underweight in utilities and consumer staples and an overweight in consumer discretionary detracted from the Fund’s relative performance.

Outlook

As we have done for over 26 years, NFJ is giving prudence to its philosophy and maintaining a disciplined adherence to its investment process. Allianz Global Investors and NFJ continue to advocate that clients must take risk to generate an excess return, and that an active approach at current valuation levels will be necessary to generate alpha. The Fund’s focus on dividend-paying stocks may be one solution to help investors generate returns and protect purchasing power in an era where equity appreciation may be more challenged. Over time, NFJ strategies have consistently offered a dividend premium relative to their corresponding benchmarks, generating income for investors at sound valuation levels. Additionally, dividend-paying stocks may protect investors from market volatility, potentially providing an income stream that is independent of market movements. As value equity managers, our philosophy is to continuously style tilt toward low valuation and higher-quality equities. Over time, research has shown investing in low valuation equities has generated excess return persistently across time periods and pervasively across regions worldwide (Lakonishok, Shleifer and Vishny, 1994; Fama and French, 1992; Rosenberg, Reid and Lanstein, 1985). Positioning to dividends and value is time tested, and it looks attractive in a market environment dominated by financial repression, increased volatility and historically rich valuations.

24	June 30, 2016 |	Annual Report

Unaudited

AllianzGI NFJ Dividend Value Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2016

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Dividend Value Fund Class A	–3.25%	8.02%	4.32%	7.32%
AllianzGI NFJ Dividend Value Fund Class A (adjusted)	–8.57%	6.81%	3.73%	6.95%
AllianzGI NFJ Dividend Value Fund Class C	–3.97%	7.23%	3.54%	6.52%
AllianzGI NFJ Dividend Value Fund Class C (adjusted)	–4.91%	7.23%	3.54%	6.52%
AllianzGI NFJ Dividend Value Fund Class R	–3.50%	7.77%	4.06%	7.06%
AllianzGI NFJ Dividend Value Fund Class P	–3.03%	8.30%	4.59%	7.65%
AllianzGI NFJ Dividend Value Fund Institutional Class	–2.95%	8.41%	4.69%	7.76%
AllianzGI NFJ Dividend Value Fund R6	–2.90%	8.46%	4.74%	7.81%
AllianzGI NFJ Dividend Value Fund Administrative Class	–3.19%	8.13%	4.43%	7.48%
Russell 1000 Value Index	2.86%	11.35%	6.13%	6.37%
Lipper Equity Income Funds Average	3.14%	9.29%	6.40%	6.03%

† The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 50-52 for more information. The Fund’s expense ratios are 1.06% for Class A shares, 1.81% for Class C shares, 1.31% for Class R shares, 0.81% for Class P shares, 0.71% for Institutional Class shares, 0.66% for Class R6 shares and 0.96% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2015, as supplemented to date.

Cumulative Returns Through June 30, 2016

The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2016)

Banks	13.7%
Oil, Gas & Consumable Fuels	13.6%
Insurance	9.8%
Diversified Telecommunication Services	5.9%
Pharmaceuticals	4.2%
Biotechnology	4.1%
Electric Utilities	4.1%
Aerospace & Defense	4.0%
Other	40.1%
Cash & Equivalents — Net	0.5%

Annual Report	| June 30, 2016	25

Unaudited

AllianzGI NFJ Dividend Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (1/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/16)	$1,042.40	$1,038.30	$1,041.30	$1,044.10	$1,044.00	$1,044.30	$1,043.00
Expenses Paid During Period	$5.48	$9.27	$6.75	$4.22	$3.71	$3.46	$4.98

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (1/1/16)	$1,000.00	&$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/16)	$1,019.49	$1,015.76	$1,018.25	$1,020.74	$1,021.23	$1,021.48	$1,019.99
Expenses Paid During Period	$5.42	$9.17	$6.67	$4.17	$3.67	$3.42	$4.92

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.08% for Class A, 1.83% for Class C, 1.33% for Class R, 0.83% for Class P, 0.73% for Institutional Class, 0.68% for R6 Class and 0.98% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366.

26	June 30, 2016 |	Annual Report

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Annual Report	| June 30, 2016	27

Unaudited

AllianzGI NFJ International Value Fund

For the period of July 1, 2015 through June 30, 2016, as provided by the NFJ Investment team.

Fund Insights

For the twelve-month period ended June 30, 2016, Class A shares at NAV of the AllianzGI NFJ International Value Fund (the “Fund”) returned -22.28%, underperforming the MSCI All Country World ex-US Index (the “benchmark”), which returned -10.24%.

Market Overview

US equites outpaced their international counterparts during the reporting period, as the S&P 500 Index gained 3.99% versus the benchmark which fell 10.24%. Emerging markets and developed international equities experienced similar declines and fell 11.8% and 9.7%, respectively. Two events largely defined the latter half of 2015: China’s shocking August 11, 2015 currency devaluation and the September 17, 2015 FOMC decision not to raise interest rates. While it likely was not the intent of China’s policymakers, we believe the 1.9% renminbi devaluation—the largest since 1994—was interpreted in part as an attempt to counter slowing domestic demand by propping up exports. As for 2016, global equities suffered a volatile start to the year, as renewed fears about a slowdown in China and a further decline in oil prices initially led to a significant sell-off. While many equity markets subsequently recovered from early losses, in part due to the recovery in oil, news that the UK had voted in favor of leaving the EU led to further volatility at the end of June 2016. The days that followed the vote saw a spike in uncertainty, with the S&P 500 Index dropping 5.4% in two days—more than three standard deviations from that index’s historical mean two-day return. As a result of the volatility in the financial markets, the central banking authorities, such as the ECB and BoJ have taken a dovish stance on interest rates and approximately 23% of global GDP will be produced in countries that have negative yielding sovereign debt.

Portfolio Review

During the reporting period, headwinds for value reemerged and the MSCI ACWI ex-US Value Index underperformed its growth counterpart by 780 bps. Relative underperformance in the Fund during the reporting period was due to negative stock selection and sector allocation. Robust selection across the utilities and information technology sectors contributed to results; however these gains were overwhelmed by negative selection in the consumer discretionary and financials segments of the market. Within the benchmark, consumer staples rose 8% as investors continued to favor more defensive names. All of the remaining benchmark’s nine GICS economic sectors dipped into negative territory during the reporting period, led by financials which sold off over 19%. In terms of allocation, the Fund’s overweights in the industrials and telecommunication services sectors boosted relative performance. Conversely, an underweight in consumer staples and an overweight in materials detracted from results.

Outlook

As we have done for over 26 years, NFJ is giving prudence to its philosophy and maintaining a disciplined adherence to its investment process. Allianz Global Investors and NFJ continue to advocate that clients must take risk to generate an excess return, and that an active approach at current valuation levels will be necessary to generate alpha. The Fund’s focus on dividend-paying stocks may be one solution to help investors generate returns and protect purchasing power in an era where equity appreciation may be more challenged. Over time, NFJ strategies have consistently offered a dividend premium relative to their corresponding benchmarks, generating income for investors at sound valuation levels. Additionally, dividend-paying stocks may protect investors from market volatility, potentially providing an income stream that is independent of market movements. As value equity managers, our philosophy is to continuously style tilt toward low valuation and higher-quality equities. Over time, research has shown investing in low valuation equities has generated excess return persistently across time periods and pervasively across regions worldwide (Lakonishok, Shleifer and Vishny, 1994; Fama and French, 1992; Rosenberg, Reid and Lanstein, 1985). Positioning to dividends and value is time tested, and it looks attractive in a market environment dominated by financial repression, increased volatility and historically rich valuations.

28	June 30, 2016 |	Annual Report

Unaudited

AllianzGI NFJ International Value Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2016

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ International Value Fund Class A	–22.28%	–3.00%	1.42%	8.58%
AllianzGI NFJ International Value Fund Class A (adjusted)	–26.55%	–4.10%	0.84%	8.12%
AllianzGI NFJ International Value Fund Class C	–22.85%	–3.73%	0.66%	7.77%
AllianzGI NFJ International Value Fund Class C (adjusted)	–23.61%	–3.73%	0.66%	7.77%
AllianzGI NFJ International Value Fund Class R	–22.43%	–3.24%	1.18%	8.33%
AllianzGI NFJ International Value Fund Class P	–22.07%	–2.75%	1.69%	8.88%
AllianzGI NFJ International Value Fund Institutional Class	–21.97%	–2.65%	1.79%	8.98%
AllianzGI NFJ International Value Fund Class R6	–21.97%	–2.61%	1.83%	9.03%
AllianzGI NFJ International Value Fund Administrative Class	–22.22%	–2.89%	1.53%	8.71%
MSCI All Country World ex-US Index	–10.24%	0.10%	1.87%	7.74%
Lipper International Multi-Cap Value Funds Average	–12.48%	–0.01%	0.35%	6.40%

† The Fund began operations on 1/31/03. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 1/31/03.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 50-52 for more information. The Fund’s gross expense ratios are 1.30% for Class A shares, 2.05% for Class C shares, 1.55% for Class R shares, 1.05% for Class P shares, 0.95% for Institutional Class shares, 0.90% for Class R6 shares, and 1.20% for Administrative Class shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2016. The Fund’s expense ratios net of this reduction are 1.28% for Class A shares, 2.03% for Class C shares, 1.53% for Class R shares, 1.03% for Class P shares, 0.93% for Institutional Class shares, 0.88% for Class R6 shares and 1.18% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2015, as supplemented to date.

Cumulative Returns Through June 30, 2016

The Fund began operations on 1/31/03. Benchmark comparisons began on the fund inception date.

Country Allocation (as of June 30, 2016 )

United Kingdom	22.7%
Japan	10.6%
France	8.9%
Canada	7.0%
China	6.4%
Sweden	4.8%
Australia	4.6%
Hong Kong	3.7%
Other	30.4%
Cash & Equivalents — Net	0.9%

Annual Report	| June 30, 2016	29

Unaudited

AllianzGI NFJ International Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (1/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/16)	$918.10	$914.60	$917.60	$919.60	$920.40	$919.90	$918.40
Expenses Paid During Period	$6.25	$9.81	$7.44	$5.06	$4.58	$4.34	$5.77

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (1/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/16)	$1,018.35	$1,014.62	$1,017.11	$1,019.59	$1,020.09	$1,020.34	$1,018.85
Expenses Paid During Period	$6.57	$10.32	$7.82	$5.32	$4.82	$4.57	$6.07

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.31% for Class A, 2.06% for Class C, 1.56% for Class R, 1.06% for Class P, 0.96% for Institutional Class , 0.91% for Class R6 and 1.21% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366.

30	June 30, 2016 |	Annual Report

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Annual Report	| June 30, 2016	31

Unaudited

AllianzGI NFJ Large-Cap Value Fund

For the period of July 1, 2015 through June 30, 2016, as provided by the NFJ Investment team.

Fund Insights

For the twelve-month period ended June 30, 2016, Class A shares at NAV of the AllianzGI NFJ Large-Cap Value Fund (the ”Fund”) returned -3.35%, underperforming the Russell Top 200 Value Index (the “benchmark”), which returned +2.69%.

Market Overview

US large-cap equites outpaced their small-cap counterparts during the reporting period as the Russell 1000 Index gained 2.92% while the Russell 2000 Index fell 6.75%. Two events largely defined the latter half of 2015: China’s shocking August 11, 2015 currency devaluation and the September 17, 2015 FOMC decision not to raise interest rates. While it likely was not the intent of China’s policymakers, we believe the 1.9% renminbi devaluation—the largest since 1994—was interpreted in part as an attempt to counter slowing domestic demand by propping up exports. As for 2016, US equities, as measured by the S&P 500 Index, suffered the worst start to a year in decades, touching a 22-month low in mid-February, before recovering to end the first six-months of 2016 with modest gains. The reporting period closed on a historic, somewhat unexpected vote, with the United Kingdom choosing to exit the European Union on June 23, 2016. The days that followed the vote saw a spike in uncertainty, with the S&P 500 Index dropping 5.4% in two days—more than three standard deviations from that index’s historical mean two-day return. As a result of the volatility in the financial markets, the Fed has taken a dovish stance on interest rates thus far in 2016 and reduced the number of rate increases it expected in 2016 from four to two.

Portfolio Review

Relative underperformance over the reporting period was due to negative stock selection and sector allocation. Selection across the consumer staples and utilities sectors boosted relative returns, but gains were overwhelmed by holdings in the financials and materials sectors, which failed to keep pace with benchmark shares. Within the benchmark, utilities, telecommunication services, industrials and consumer staples soared to double-digit gains as investors favored more defensive and bond-proxy-like equities. Three of the benchmark’s ten GICS economic sectors dipped into negative territory during the reporting period, including consumer discretionary, financials and energy. The Fund’s overweight in telecommunication services and underweight in financials contributed to performance results. Conversely, an overweight in consumer discretionary and an underweight in health care detracted from the Fund’s relative performance.

Outlook

As we have done for over 26 years, NFJ is giving prudence to its philosophy and maintaining a disciplined adherence to its investment process. Allianz Global Investors and NFJ continue to advocate that clients must take risk to generate an excess return, and that an active approach at current valuation levels will be necessary to generate alpha. The Fund’s focus on dividend-paying stocks may be one solution to help investors generate returns and protect purchasing power in an era where equity appreciation may be more challenged. Over time, NFJ strategies have consistently offered a dividend premium relative to their corresponding benchmarks, generating income for investors at sound valuation levels. Additionally, dividend-paying stocks may protect investors from market volatility, potentially providing an income stream that is independent of market movements. As value equity managers, our philosophy is to continuously style tilt toward low valuation and higher-quality equities. Over time research has shown investing in low valuation equities has generated excess return persistently across time periods and pervasively across regions worldwide (Lakonishok, Shleifer and Vishny, 1994; Fama and French, 1992; Rosenberg, Reid and Lanstein, 1985). Positioning to dividends and value is time tested, and it looks attractive in a market environment dominated by financial repression, increased volatility and historically rich valuations.

32	June 30, 2016 |	Annual Report

Unaudited

AllianzGI NFJ Large-Cap Value Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2016

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Large-Cap Value Fund Class A	–3.35%	8.86%	3.75%	6.64%
AllianzGI NFJ Large-Cap Value Fund Class A (adjusted)	–8.66%	7.63%	3.17%	6.27%
AllianzGI NFJ Large-Cap Value Fund Class C	–4.08%	8.04%	2.97%	5.85%
AllianzGI NFJ Large-Cap Value Fund Class C (adjusted)	–5.03%	8.04%	2.97%	5.85%
AllianzGI NFJ Large-Cap Value Fund Class R	–3.58%	8.57%	3.49%	6.41%
AllianzGI NFJ Large-Cap Value Fund Class P	–3.11%	9.12%	4.03%	6.98%
AllianzGI NFJ Large-Cap Value Fund Institutional Class	–3.04%	9.23%	4.13%	7.08%
AllianzGI NFJ Large-Cap Value Fund Administrative Class	–3.28%	8.95%	3.85%	6.81%
Russell Top 200 Value Index	2.69%	11.19%	5.45%	4.81%
Lipper Large-Cap Value Funds Average	–1.37%	9.33%	5.35%	5.87%

† The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 50-52 for more information. The Fund’s expense ratios are 1.11% for Class A shares, 1.86% for Class C shares, 1.36% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class shares and 1.01% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2015, as supplemented to date.

Cumulative Returns Through June 30, 2016

The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2016)

Oil, Gas & Consumable Fuels	12.1%
Banks	11.7%
Insurance	7.1%
Pharmaceuticals	6.2%
Diversified Telecommunication Services	4.3%
Aerospace & Defense	4.2%
Chemicals	3.7%
Electric Utilities	3.2%
Other	46.9%
Cash & Equivalents — Net	0.6%

Annual Report	| June 30, 2016	33

Unaudited

AllianzGI NFJ Large-Cap Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/16)	$1,016.90	$1,013.00	$1,015.60	$1,018.00	$1,018.70	$1,017.10
Expenses Paid During Period	$5.62	$9.36	$6.87	$4.37	$3.86	$5.12

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/16)	$1,019.29	$1,015.56	$1,018.05	$1,020.54	$1,021.03	$1,019.79
Expenses Paid During Period	$5.62	$9.37	$6.87	$4.37	$3.87	$5.12

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.12% for Class A, 1.87 % for Class C, 1.37 % for Class R, 0.87% for Class P, 0.77 % for Institutional Class and 1.02% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366.

34	June 30, 2016 |	Annual Report

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Annual Report	| June 30, 2016	35

Unaudited

AllianzGI NFJ Mid-Cap Value Fund

For the period of July 1, 2015 through June 30, 2016, as provided by the NFJ Investment team.

Fund Insights

For the twelve-month period ended June 30, 2016, Class A shares at NAV of the AllianzGI NFJ Mid-Cap Value Fund (the ”Fund”) returned -1.46%, underperforming the Russell MidCap Value Index (the “benchmark”), which returned +3.25%.

Market Overview

US large-cap equites outpaced their small-cap counterparts during the reporting period as the Russell 1000 Index gained 2.92% while the Russell 2000 Index fell 6.75%. Two events largely defined the latter half of 2015: China’s shocking August 11, 2015 currency devaluation and the September 17, 2015 FOMC decision not to raise interest rates. While it likely was not the intent of China’s policymakers, we believe the 1.9% renminbi devaluation—the largest since 1994—was interpreted in part as an attempt to counter slowing domestic demand by propping up exports. As for 2016, US equities, as measured by the S&P 500 Index, suffered the worst start to a year in decades, touching a 22-month low in mid-February, before recovering to end first six-months of 2016 with modest gains. The reporting period closed on a historic, somewhat unexpected vote, with the United Kingdom choosing to exit the European Union on June 23, 2016. The days that followed the vote saw a spike in uncertainty, with the S&P 500 Index dropping 5.4% in two days—more than three standard deviations from that index’s historical mean two-day return. As a result of the volatility in the financial markets, the Fed has taken a dovish stance on interest rates thus far in 2016 and reduced the number of rate increases it expected in 2016 from four to two.

Portfolio Review

Relative underperformance during the period was due to negative stock selection, which was only slightly offset by positive sector allocation. Robust selection across the industrials and health care sectors contributed to results; however these gains were overwhelmed by negative selection in the financials and materials segments of the market. Within the benchmark, utilities soared to double-digit gains as investors continued to favor more defensive names. Four of the benchmark’s ten GICS economic sectors dipped into negative territory during the reporting period, led by energy which sold off over 19%. In terms of allocation, the Fund’s underweights in the energy and health care sectors boosted relative performance. Conversely, an underweight in utilities and an overweight in materials detracted from results.

Outlook

As we have done for over 26 years, NFJ is giving prudence to its philosophy and maintaining a disciplined adherence to its investment process. Allianz Global Investors and NFJ continue to advocate that clients must take risk to generate an excess return, and that an active approach at current valuation levels will be necessary to generate alpha. The Fund’s focus on dividend paying stocks may be one solution to help investors generate returns and protect purchasing power in an era where equity appreciation may be more challenged. Over time, NFJ strategies have consistently offered a dividend premium relative to their corresponding benchmarks, generating income for investors at sound valuation levels. Additionally, dividend-paying stocks may protect investors from market volatility, potentially providing an income stream that is independent of market movements. As value equity managers, our philosophy is to continuously style tilt toward low valuation and higher-quality equities. Over time, research has shown investing in low valuation equities has generated excess return persistently across time periods and pervasively across regions worldwide (Lakonishok, Shleifer and Vishny, 1994; Fama and French, 1992; Rosenberg, Reid and Lanstein, 1985). Positioning to dividends and value is time tested, and it looks attractive in a market environment dominated by financial repression, increased volatility and historically rich valuations.

36	June 30, 2016 |	Annual Report

Unaudited

AllianzGI NFJ Mid-Cap Value Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2016

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Mid-Cap Value Fund Class A	–1.46%	8.66%	6.34%	10.90%
AllianzGI NFJ Mid-Cap Value Fund Class A (adjusted)	–6.88%	7.44%	5.74%	10.68%
AllianzGI NFJ Mid-Cap Value Fund Class C	–2.16%	7.84%	5.54%	10.07%
AllianzGI NFJ Mid-Cap Value Fund Class C (adjusted)	–3.09%	7.84%	5.54%	10.07%
AllianzGI NFJ Mid-Cap Value Fund Class R	–1.70%	8.38%	6.08%	10.56%
AllianzGI NFJ Mid-Cap Value Fund Class P	–1.19%	8.95%	6.63%	11.19%
AllianzGI NFJ Mid-Cap Value Fund Institutional Class	–1.08%	9.04%	6.73%	11.30%
AllianzGI NFJ Mid-Cap Value Fund Administrative Class	–1.36%	8.76%	6.46%	11.05%
Russell Midcap Value Index	3.25%	11.70%	7.79%	11.85%
Lipper Multi-Cap Value Fund Average	–2.57%	8.80%	5.32%	7.70%

† The Fund began operations on 4/18/88. Benchmark and Lipper performance comparisons began on 4/30/88.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 50-52 for more information. The Fund’s expense ratios are 1.30% for Class A shares, 2.05% for Class C shares, 1.55% for Class R shares, 1.05% for Class P shares, 0.95% for Institutional Class shares and 1.20% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2015, as supplemented to date.

Cumulative Returns Through June 30, 2016

The Fund began operations on 4/18/88. Benchmark performance comparisons began on 4/30/88.

Industry/Sectors (as of June 30, 2016)

Insurance	11.5%
Real Estate Investment Trust	7.2%
Oil, Gas & Consumable Fuels	6.9%
Electric Utilities	5.5%
Banks	5.4%
Capital Markets	5.2%
Aerospace & Defense	4.7%
Chemicals	4.6%
Other	46.2%
Cash & Equivalents — Net	2.8%

Annual Report	| June 30, 2016	37

Unaudited

AllianzGI NFJ Mid-Cap Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/16)	$1,037.00	$1,033.40	$1,035.60	$1,038.40	$1,039.00	$1,037.20
Expenses Paid During Period	$6.18	$9.96	$7.44	$4.92	$4.41	$5.67

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/16)	$1,018.80	$1,015.07	$1,017.55	$1,020.04	$1,020.54	$1,019.29
Expenses Paid During Period	$6.12	$9.87	$7.37	$4.87	$4.37	$5.62

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.22% for Class A, 1.97% for Class C, 1.47% for Class R, 0.97% for Class P, 0.87% for Institutional Class and 1.12% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

38	June 30, 2016 |	Annual Report

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Annual Report	| June 30, 2016	39

Unaudited

AllianzGI NFJ Small-Cap Value Fund

For the period of July 1, 2015 through June 30, 2016, as provided by the NFJ Investment team.

Fund Insights

For the twelve-month period ended June 30, 2016, Class A shares at NAV of the AllianzGI NFJ Small-Cap Value Fund (the “Fund”) returned -5.31%, underperforming the Russell 2000 Value Index (the “benchmark”), which returned -2.58%.

Market Overview

US large-cap equites outpaced their small-cap counterparts during the reporting period as the Russell 1000 Index gained 2.92% while the Russell 2000 Index fell 6.75%. Two events largely defined the latter half of 2015: China’s shocking August 11, 2015 currency devaluation and the September 17, 2015 FOMC decision not to raise interest rates. While it likely was not the intent of China’s policymakers, we believe the 1.9% renminbi devaluation—the largest since 1994—was interpreted in part as an attempt to counter slowing domestic demand by propping up exports. As for 2016, US equities, as measured by the S&P 500 Index, suffered the worst start to a year in decades, touching a 22-month low in mid-February, before recovering to end the first six-months of 2016 with modest gains. The reporting period closed on a historic, somewhat unexpected vote, with the United Kingdom choosing to exit the European Union on June 23, 2016. The days that followed the vote saw a spike in uncertainty, with the S&P 500 Index dropping 5.4% in two days—more than three standard deviations from that index’s historical mean two-day return. As a result of the volatility in the financial markets, the Fed has taken a dovish stance on interest rates thus far in 2016 and reduced the number of rate increases it expected in 2016 from four to two.

Portfolio Review

Relative underperformance during the reporting period was due to negative sector allocation, which was only slightly offset by positive stock selection. Robust selection across the energy and utilities sectors contributed to results; however these gains were muted by negative selection in the industrials and materials segments of the market. Within the benchmark, utilities soared to double-digit gains as investors continued to favor more defensive names. Six of the benchmark’s ten GICS economic sectors dipped into negative territory during the reporting period, led by energy which sold off over 38%. In terms of allocation, the Fund’s underweights in the health care and consumer discretionary sectors boosted relative performance. Conversely, an overweight in energy and underweight in financials detracted from results.

Outlook

As we have done for over 26 years, NFJ is giving prudence to its philosophy and maintaining a disciplined adherence to its investment process. Allianz Global Investors and NFJ continue to advocate that clients must take risk to generate an excess return, and that an active approach at current valuation levels will be necessary to generate alpha. The Fund’s focus on dividend paying stocks may be one solution to help investors generate returns and protect purchasing power in an era where equity appreciation may be more challenged. Over time, NFJ strategies have consistently offered a dividend premium relative to their corresponding benchmarks, generating income for investors at sound valuation levels. Additionally, dividend-paying stocks may protect investors from market volatility, potentially providing an income stream that is independent of market movements. As value equity managers, our philosophy is to continuously style tilt toward low valuation and higher-quality equities. Over time, research has shown investing in low valuation equities has generated excess return persistently across time periods and pervasively across regions worldwide (Lakonishok, Shleifer and Vishny, 1994; Fama and French, 1992; Rosenberg, Reid and Lanstein, 1985). Positioning to dividends and value is time tested, and it looks attractive in a market environment dominated by financial repression, increased volatility and historically rich valuations.

40	June 30, 2016 |	Annual Report

Unaudited

AllianzGI NFJ Small-Cap Value Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2016

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Small-Cap Value Fund Class A	–5.31%	5.96%	6.56%	10.98%
AllianzGI NFJ Small-Cap Value Fund Class A (adjusted)	–10.52%	4.77%	5.96%	10.73%
AllianzGI NFJ Small-Cap Value Fund Class C	–5.99%	5.17%	5.76%	10.16%
AllianzGI NFJ Small-Cap Value Fund Class C (adjusted)	–6.78%	5.17%	5.76%	10.16%
AllianzGI NFJ Small-Cap Value Fund Class R	–5.52%	5.69%	6.29%	10.66%
AllianzGI NFJ Small-Cap Value Fund Class P	–5.01%	6.23%	6.84%	11.31%
AllianzGI NFJ Small-Cap Value Fund Institutional Class	–4.93%	6.38%	6.98%	11.43%
AllianzGI NFJ Small-Cap Value Fund R6	–4.86%	6.43%	7.04%	11.49%
AllianzGI NFJ Small-Cap Value Fund Administrative Class	–5.11%	6.13%	6.73%	11.11%
Russell 2000 Value Index	–2.58%	8.15%	5.15%	10.83%
Lipper Small-Cap Value Fund Average	–4.16%	7.58%	5.70%	9.53%

† The Fund began operations on 10/1/91. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 9/30/91.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 50-52 for more information. The Fund’s gross expense ratios are 1.22% for Class A shares, 1.97% for Class C shares, 1.47% for Class R shares, 0.97% for Class P shares, 0.87% for Institutional Class shares, 0.82% for Class R6 shares and 1.12% for Administrative Class shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2016. The Fund’s expense ratios net of this reduction are 1.19% for Class A shares, 1.94% for Class C shares, 1.44% for Class R shares, 0.94% for Class P shares, 0.79% for Institutional Class shares, 0.74% for Class R6 shares and 1.04% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2015, as supplemented to date.

Cumulative Returns Through June 30, 2016

The Fund began operations on 10/1/91. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2016)

Banks	11.9%
Real Estate Investment Trust	9.7%
Oil, Gas & Consumable Fuels	6.1%
Machinery	5.5%
IT Services	4.7%
Chemicals	4.5%
Insurance	4.4%
Commercial Services & Supplies	4.0%
Other	44.4%
Cash & Equivalents — Net	4.8%

Annual Report	| June 30, 2016	41

Unaudited

AllianzGI NFJ Small-Cap Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (1/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/16)	$1,039.40	$1,035.90	$1,038.00	$1,041.20	$1,041.50	$1,042.10	$1,041.10
Expenses Paid During Period	$6.24	$10.02	$7.50	$4.97	$4.21	$3.96	$5.48

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (1/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/16)	$1,018.75	$1,015.02	$1,017.50	$1,019.99	$1,020.74	$1,020.98	$1,019.49
Expenses Paid During Period	$6.17	$9.92	$7.42	$4.92	$4.17	$3.92	$5.42

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.23% for Class A, 1.98% for Class C, 1.48% for Class R, 0.98% for Class P, 0.83% for Institutional Class, 0.78% for Class R6 and 1.08% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

42	June 30, 2016 |	Annual Report

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Annual Report	| June 30, 2016	43

Unaudited

AllianzGI Small-Cap Blend Fund

For the period of July 1, 2015 through June 30, 2016, as provided by Mark Roemer, Portfolio Manager.

Fund Insights

For the twelve-month period ended June 30, 2016, Class A shares at NAV of the AllianzGI Small-Cap Blend Fund (the “Fund”) returned -6.02%, outperforming the Russell 2000 Index (the “benchmark”), which returned -6.73%.

Market Overview

During the reporting period, US small-cap equities were impacted by concerns of slowing global growth and the Fed’s monetary decisions. Market participants were initially apprehensive of slowing growth levels in China, particularly given the government’s decision to modestly devalue the yuan in mid-August 2015, resulting in global equity declines. Investors closely monitored the Fed meeting in mid-September 2015, and their decision to keep rates in check left investors debating the direction of markets moving forward. In October 2015, stocks rallied on expectations that a weak payroll report would delay Fed rate hikes, which carried through into November 2015, with a positive jobs report and declining commodity prices balancing one another. In mid-December 2015, the Fed finally did the inevitable, raising borrowing costs by 25 basis points to a new range of 0.25% to 0.50%. The decision brought to a close an unprecedented era of near-zero rates in the US and led in part to a small-cap equity decline in December 2015. The New Year was met with extreme pessimism and a double-digit decline through the first three weeks of January 2016. The market experienced a sharp turnaround in performance to end the month, amid a rebound in energy prices, a weaker dollar, and dovish central bank expectations. The asset class was flat in February 2016, only to see a continuation of performance with three consecutive advances in March, April and May 2016, as positive sentiment helped drive equity results globally. The Brexit news sent the asset class into a tailspin at the end of June 2016, only to see a rapid rebound in performance, with the benchmark posting only modestly negative performance for the month.

Sector results for the benchmark were particularly divergent. The utilities, telecommunication services and consumer staples sectors each advanced double-digits, while the energy, health care and consumer discretionary sectors each declined double-digits during the reporting period.

Portfolio Review

During the reporting period, the Fund benefited from positive bottom-up stock selection. In addition, the combination of four actively managed US small-cap strategies including a core, growth, low volatility and micro-cap strategy, resulted in lower volatility due to diversification benefits.

Sector performance was led by positive bottom-up selections in the energy sector. The combination of stock picking and allocation decisions in the consumer staples and utilities sectors also contributed to performance. Meanwhile, information technology was the primary laggard, due to selections in information technology services and electronic equipment industries. The consumer discretionary and materials sectors offset results more modestly.

Outlook

US small-cap equities remain attractive against the backdrop of low unemployment, healthy corporate balance sheets, and relatively benign inflation. We believe that the asset class seems relatively immune from any potential shocks from the Brexit impact and rising political tensions in the Middle East. In addition, global monetary policy is anticipated to become more accommodative, due to recent macroeconomic events as well as the upcoming Presidential election which is likely to keep rates paused for the time being.

The Fund combines four unique small-cap strategies in one investment, including a small-cap core, small-cap growth, micro-cap, and a managed volatility sleeve. Each individual small-cap sleeve is managed independently as a standalone portfolio by its respective portfolio management team, providing investors with access to a range of small-cap strategies in a single investment. We remain confident that the Fund will provide diversification benefits and may help reduce overall portfolio volatility through the combination of four separately managed small-cap portfolios. We believe investment results will be supported by earnings growth and the Fund’s behavioral finance-focused investment approaches. Our focus on higher quality securities with attractive fundamentals has the potential to be a driver of returns for the coming quarters.

Average Annual Total Return for the period ended June 30, 2016

	1 Year	Since Inception†
AllianzGI Small-Cap Blend Fund Class A	–6.02%	7.06%
AllianzGI Small-Cap Blend Fund Class A (adjusted)	–11.19%	5.06%
AllianzGI Small-Cap Blend Fund Class C	–6.72%	6.29%
AllianzGI Small-Cap Blend Fund Class C (adjusted)	–7.63%	6.29%
AllianzGI Small-Cap Blend Fund Class P	–5.77%	7.34%
AllianzGI Small-Cap Blend Fund Institutional Class	–5.69%	7.44%
Russell 2000 Index	–6.73%	6.64%
Lipper Small-Cap Core Funds Average	–5.49%	6.68%

† The Fund began operations on 7/1/13. Benchmark performance comparison began on 7/1/13. Lipper performance comparisons began on 6/30/13.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 50-52 for more information. The Fund’s expense ratios are 1.31% for Class A shares, 2.06% for Class C shares, 1.06% for Class P shares and 0.96% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2015, as supplemented to date.

44	June 30, 2016 |	Annual Report

Unaudited

AllianzGI Small-Cap Blend Fund (cont’d)

Cumulative Returns Through June 30, 2016

The Fund began operations on 7/1/13. Benchmark performance comparisons began on 7/1/13.

Industry/Sectors (as of June 30, 2016)

Banks	7.4%
Real Estate Investment Trust	5.4%
Electronic Equipment, Instruments & Components	5.2%
Health Care Equipment & Supplies	5.1%
Health Care Providers & Services	4.2%
Life Sciences Tools & Services	4.1%
Semiconductors & Semiconductor Equipment	3.3%
Gas Utilities	3.3%
Other	60.6%
Cash & Equivalents — Net	1.4%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (1/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/16)	$1,012.70	$1,009.20	$1,013.90	$1,014.50
Expenses Paid During Period	$6.46	$10.19	$5.21	$4.71

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (1/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/16)	$1,018.45	$1,014.72	$1,019.69	$1,020.19
Expenses Paid During Period	$6.47	$10.22	$5.22	$4.72

For each class of the Fund, expenses (net of fee waivers) are equal to the annualized expense ratio for the class (1.29% for Class A, 2.04 for Class C, 1.04% for Class P, and 0.94% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/366.

Annual Report	| June 30, 2016	45

Unaudited

AllianzGI Technology Fund

For the period of July 1, 2015 through June 30, 2016, as provided by Huachen Chen, CFA and Walter Price, CFA, Senior Portfolio Managers.

Fund Insights

For the twelve-month period ended June 30, 2016, Class A shares at NAV of the AllianzGI Technology Fund (the “Fund”) returned -3.24%, underperforming the S&P North American Technology Sector Index (the “benchmark”), which returned +7.69%.

Market Overview

Concerns over the health of the global economy weighed on investor sentiment during most of the reporting period, negatively impacting high growth companies within the technology sector. Multiple macro events provided periods of higher volatility: China’s currency devaluation in August 2015, the Fed modestly raising interest rates in December 2015 and planning for multiple rate hikes in 2016, recession fears in early 2016, and finally the UK voting to leave the European Union. Every time volatility spiked, central banks stepped in to calm the market by promising more accommodative monetary policy.

With support from the central banks and steadily improving economic data in the US, stocks in general have risen sharply from the lows of early 2016. However, risk aversion and demand for yield remained elevated as investors avoided stocks with high perceived risks and moved money into large, dividend-paying stocks.

Portfolio Review

Historically, we have maintained a sizable underweight to mega-cap and large-cap technology companies compared to the benchmark. Many of these companies pay dividends and do not typically have the growth rates advocated by our strategy. Given the higher demand for large, dividend-paying stocks, this underweight to mega-cap and large-cap stocks has negatively impacted the Fund’s relative performance.

Additionally, the Fund’s overweight positons in high-growth stocks have weighed on relative performance. Stocks in the cyber security, software-as-a-service, data analytics, and semiconductor industries have declined sharply as slower expected growth implies lower price multiples.

Conversely, our positions in Amazon and NetEase have been significant positive contributors to relative performance. These companies are leaders within secular growth trends that should persist for several years, in our view. Additionally, our underweight to technology hardware and equipment stocks added to relative returns. Stocks in this industry have struggled due to macro headwinds and the strong US dollar.

The core of our investment process is the identification of major themes impacting the technology sector and investing in the primary beneficiaries/drivers of these trends. Over our 30 years of managing techno logy portfolios, we have identified numerous major trends. However, in some investment cycles, it takes longer for the market to fully appreciate the significance of new technology trends. Despite this, we maintain our conviction in the core secular growth names in our portfolio, but we are also attentive to present market conditions.

Outlook

We believe investors have been adjusting expectations for an extended period of low global growth. This process is reducing expectations and valuations to more reasonable levels, particularly for rapidly growing companies. As a result, the stronger high growth companies should be attractive investment opportunities for the next several years.

In our view, the technology sector can provide some of the best absolute and relative return opportunities in the equity markets, especially for bottom-up stock pickers. The growth in technology is coming from the creation of new markets, rather than simply GDP growth. In this low-growth world, we believe investors need to find companies generating organic growth by creating new markets or effecting significant change on existing markets. Sectors such as automobiles, advertising, security, retail, and web services are all being shaped and transformed by advances in technology.

We are seeing a wave of innovation in the sector that we believe has the potential to produce attractive returns for companies with best-in-class solutions.

We will continue to seek to carefully balance the risks and rewards of our investments, leveraging our industry expertise, and emphasizing individual stock selection.

46	June 30, 2016 |	Annual Report

Unaudited

AllianzGI Technology Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2016

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Technology Fund Class A	–3.24%	8.81%	9.62%	12.37%
AllianzGI Technology Fund Class A (adjusted)	–8.56%	7.58%	9.00%	12.06%
AllianzGI Technology Fund Class C	–3.95%	8.00%	8.80%	11.53%
AllianzGI Technology Fund Class C (adjusted)	–4.75%	8.00%	8.80%	11.53%
AllianzGI Technology Fund Class P	–2.99%	9.08%	9.91%	12.75%
AllianzGI Technology Fund Institutional Class	–2.89%	9.19%	10.03%	12.86%
AllianzGI Technology Fund Administrative Class	–3.15%	8.91%	9.75%	12.58%
NASDAQ Composite Index	–2.89%	11.79%	8.35%	7.73%
S&P North American Technology Sector Index	7.69%	13.64%	10.58%	9.13%
Lipper Global Science/Technology Funds Average	–2.01%	9.33%	9.28%	10.70%

† The Fund began operations on 12/27/95. Benchmark and Lipper performance comparisons began on 12/31/95.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 50-52 for more information. The Fund’s expense ratios are 1.61% for Class A shares, 2.36% for Class C shares, 1.36% for Class P shares, 1.26% for Institutional Class shares and 1.51% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2015, as supplemented to date.

Annual Report	| June 30, 2016	47

Unaudited

AllianzGI Technology Fund (cont’d)

Cumulative Returns Through June 30, 2016

The Fund began operations on 12/27/95. Benchmark and Lipper performance comparisons began on 12/31/95.

Industry/Sectors (as of June 30, 2016)

Internet Software & Services	19.1%
Software	18.3%
IT Services	16.6%
Semiconductors & Semiconductor Equipment	14.0%
Internet & Catalog Retail	10.3%
Technology Hardware, Storage & Peripherals	5.6%
Communications Equipment	3.7%
Media	2.1%
Other	3.6%
Securities Sold Short*	–3.4%
Cash & Equivalents — Net (including Options Purchased & Options Written )	10.1%
*	Table below details the industry/sectors allocation for securities sold short

Industry/Sectors - Securities Sold Short

IT Services	–2.9%
Software	–0.2%
Internet Software & Services	–0.2%
Communications Equipment	–0.1%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/16)	$964.10	$960.40	$965.20	$965.80	$964.50
Expenses Paid During Period	$8.30	$11.94	$7.08	$6.60	$7.82

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/16)	$1,016.41	$1,012.68	$1,017.65	$1,018.15	$1,016.91
Expenses Paid During Period	$8.52	$12.26	$7.27	$6.77	$8.02

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.70% for Class A, 2.45% for Class C, 1.45% for Class P, 1.35% for Institutional Class and 1.60% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/366.

48	June 30, 2016 |	Annual Report

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Annual Report	| June 30, 2016	49

Unaudited

Important Information

Share Class (A/B/C)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share class for the following Funds is the Institutional share class, and the Class A, B and/or C shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Dividend Value (10/01), AllianzGI NFJ Large-Cap Value (7/02), AllianzGI NFJ Small-Cap Value (1/97), AllianzGI Mid-Cap (2/02), AllianzGI Emerging Markets Opportunities (8/06), AllianzGI Global Natural Resources (3/06), AllianzGI Global Small-Cap (2/02) and AllianzGI Technology (2/02). The oldest share class for the following Funds is C, and the A and B shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Mid-Cap Value (A in 2/91, B in 5/95) and AllianzGI Focused Growth (A in 10/90, B in 5/95). The oldest share class for AllianzGI Health Sciences was the D share class, and the A, B and C shares were first offered in 2/02. For AllianzGI NFJ International Value the oldest share class is the Institutional share class and A and C shares were first offered in 4/05. For AllianzGI Small-Cap Blend, A and C shares were each first offered in 7/13. For the AllianzGI Income & Growth Fund, Class A and Class C shares were first offered simultaneously with Institutional shares in 2/07.

Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC for shares redeemed in the first year.

On December 4, 2015, all Class B shares of each Fund were converted into Class A shares of the same Fund.

Share Class (D)

On November 13, 2015, all Class D shares of each Fund were converted into Class A shares of the same Fund.

Share Class (R)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share classes are (Fund/share class): AllianzGI NFJ Dividend Value/Institutional and Administrative, AllianzGI NFJ Mid-Cap Value/C, AllianzGI NFJ Small-Cap Value/Institutional, AllianzGI Focused Growth/C and AllianzGI Mid-Cap/Institutional. Class R shares for these Funds were first offered in 12/02. The oldest share class for AllianzGI NFJ Large-Cap Value is the Institutional share class and it first offered Class R shares in 11/09. The oldest share class for AllianzGI NFJ International Value is the Institutional share class and the Fund first offered Class R shares in 11/09. The oldest share classes for AllianzGI Income & Growth are the Institutional, Class A and Class C share classes and the Fund first offered Class R shares in 2/11.

Share Class (P)

Class P shares were launched in July 2008, except for Class P shares of AllianzGI NFJ Mid-Cap Value Fund, which were launched February 28, 2011, Class P shares of AllianzGI Mid-Cap Fund, which were launched April 2, 2012, and Class P shares of AllianzGI Small-Cap Blend, which were launched July 1, 2013.

Share Class (Institutional/Administrative)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted Institutional or Administrative share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the C shares, and the Institutional and Administrative shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Mid-Cap Value (4/88) and AllianzGI Focused Growth (3/99). The oldest share class for the AllianzGI Health Sciences Fund was the D share class, and the Institutional share class was first offered in 12/14. The oldest share class for the following Funds is the Institutional class and the Administrative shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ International Value (5/10), AllianzGI NFJ Large-Cap Value (9/06), AllianzGI NFJ Small-Cap Value (11/95), AllianzGI Technology (3/05) and AllianzGI Mid-Cap (2/02).

Share Class (R6)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share class for the following funds is the Institutional class and Class R6 shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI Emerging Markets Opportunities (12/15), AllianzGI NFJ Dividend Value (12/13), AllianzGI NFJ International Value (12/13) and AllianzGI NFJ Small-Cap Value (12/13). For AllianzGI Focused Growth, Class C is the oldest share class and Class R6 shares were first offered in 12/15.

Returns measure performance from the inception of the oldest share class to the present; therefore some returns predate the inception of the noted share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Average Annual Total Return charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividend and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark index cumulative return began on the last day of the month of the respective Fund’s inception date, unless otherwise noted.

Proxy Voting

The Funds’ Investment Adviser and Sub-Advisers have adopted written proxy voting policies and procedures (the “Proxy Policy”) as required

50	June 30, 2016 |	Annual Report

by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that the applicable Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy, the factors that the Sub-Adviser may consider in determining how to vote proxies for each Fund and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are provided without charge, upon request, by calling the Trust at 1-800-988-8380 (Class A, Class C and Class R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes), on the Allianz Global Investors website at us.allianzgi.com, and on the Securities and Exchange Commission (the “SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of the fiscal year; such filings are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q, when available, will be provided without charge, upon request, by calling 1-800-988-8380 (Class A, Class C and Class R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes). In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

The Shareholder Expense Example is based on $1,000.00 invested at the beginning of and held for the entire period. Shareholders of the Funds incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory and administration fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on $1,000.00 invested at the beginning and held for the entire period January 1, 2016 through June 30, 2016.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by advisory and administration fees (for example, expenses of the trustees and their counsel or litigation expenses) and/or because of reductions in the administration fees resulting from the size of the fund.

Credit Ratings

Bond ratings apply to the underlying holdings of a Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined for purposes of presentations in this report by using ratings provided by S&P Global Ratings (“S&P”). Presentations of credit ratings information in this report use ratings provided by S&P for this purpose, among other reasons, because of the access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. Bonds not rated by S&P, or bonds that do not have a rating available from S&P, or bonds that had a rating withdrawn by S&P are designated as “NR” or “NA”, respectively. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change periodically, even as frequently as daily. Ratings assigned by S&P or another rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the applicable Funds, Allianz Global Investors U.S. LLC, and NFJ Investment Group LLC, the sub-advisers to the applicable Fund, develop their own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agencies or third-party research.

All of the information on the Fund Summary pages, including Fund Insights, Average Annual Total Return and Cumulative Returns charts,

Annual Report	| June 30, 2016	51

Unaudited

Important Information (cont’d)

Shareholder Expense Examples and Allocation/Credit Ratings Summaries is unaudited.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, us.allianzgi.com, 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes).

52	June 30, 2016 |	Annual Report

Unaudited

Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
Barclays US Aggregate Bond Index	The Barclays US Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Barclays US Credit Index	The Barclays US Credit Index is composed of securities from the US Government/Credit Index. It includes publicly issues US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, securities must be rated investment grade (Baa3 or better) by Moody’s.

Barclays US Government Bond Index	The Barclays US Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the US Government or any agency thereof, quasifederal corporations or corporate debt guaranteed by the US Government.

Barclays Global High Yield Index	The Barclays Global High Yield Index is an unmanaged index considered representative of fixed rate, non-investment grade debt of companies in the US, developed markets and emerging markets.

BofA Merrill Lynch All Convertibles Index	The BofA Merrill Lynch All Convertibles Index is a widely used, unmanaged index that measures the performance of US dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

BofA Merrill Lynch US High Yield Master II Index	The BofA Merrill Lynch US High Yield Master II Index is an unmanaged index consisting of US dollar denominated bonds that are issued in countries having BBB3 or higher debt ratings with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not default.

Chicago Board Options Exchange Volatility Index (VIX)	The Chicago Board Options Exchange Volatility Index reflects a market estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes.

Custom Commodity Equity Benchmark	The Custom Commodity Equity Benchmark represents the performance of a hypothetical index developed by the Adviser. This blended benchmark is comprised of four underlying indices in the following proportions: 25% DAX Global Agribusiness Index, 30% MSCI World Energy Index, 25% MSCI World Materials Index and 20% MSCI ACWI Industrials (equal-weighted) Index. The DAX Global Agribusiness Index replicates the performance of the largest and most liquid agribusiness companies. The MSCI World Energy Index is a component of the MSCI World Index and represents the energy securities defined by MSCI. The MSCI World Materials Index is a component of the MSCI World Index and represents the materials securities defined by MSCI. The MSCI ACWI Industrials (equal-weighted) Index is a component of the MSCI All Country World Index and represents the industrials securities defined by MSCI calculated equal-weighted. Performance data presently shown for MSCI and DAX Indexes is net of dividend tax withholding. It is not possible to invest directly in the blended benchmark or in the indices from which it is derived.

MSCI All Country World ex-US Index (Also known as MSCI ACWI ex-US Index)	The MSCI All Country World Index (ACWI) ex-US Index captures large and mid cap representation across 22 of 23 Developed Markets countries (excluding the US) and 23 Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the US.

MSCI ACWI ex-US Value Index	The MSCI ACWI ex-US Value Index captures large and mid cap securities exhibiting overall value style characteristics across 22 Developed and 23 Emerging Markets. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. The index targets 50% coverage of the free float-adjusted market capitalization of the MSCI ACWI ex-US Index.

Annual Report	| June 30, 2016	53

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Benchmark Descriptions (cont’d)

Index	Description
MSCI All Country World Index (Also known as: MSCI AC World Index and MSCI ACWI)	The MSCI All Country World Index (ACWI) captures large and mid cap representation across 23 Developed Markets and 23 Emerging Markets countries. The index covers approximately 85% of the global investable equity opportunity set.

MSCI EAFE Index	The MSCI EAFE Index is an equity index which captures large and mid cap representation across the Developed Markets countries around the world, excluding the US and Canada. The index is comprehensive, covering approximately 85% of the free float-adjusted market capitalization in each country.

MSCI Emerging Markets Index

The MSCI Emerging Markets Index captures large and mid cap representation across 23 Emerging Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI World Healthcare Index

The MSCI World Health Care Index is designed to capture the large and mid cap segments across 23 Developed Markets countries. All securities in the index are classified in the Health Care sector as per the Global Industry Classification Standard.

MSCI World Index

The MSCI World Index captures large and mid cap representation across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI World Small-Cap Index	The MSCI World Small-Cap Index captures small-cap representation across 23 Developed Markets countries. The index covers approximately 14% of the free float-adjusted market capitalization in each country.

NASDAQ Composite Index	The NASDAQ Composite Index is the market capitalization-weighted index, of approximately 3,000 common equities listed on the NASDAQ stock exchange.

Russell 1000 Growth Index	The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index	The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is highly correlated with the S&P 500 Index.

Russell 1000 Value Index	The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index	The Russell 2000 Index is an unmanaged index that consists of the 2,000 smallest companies in the Russell 3000 Index and represents approximately 8% of the total market capitalization of the Russell 3000 Index. It is generally considered representative of the small-cap market.

Russell 2000 Value Index	The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index	Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Russell Midcap Value Index	The Russell Midcap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

Russell Top 200 Value Index	The Russell Top 200 Value Index is an unmanaged index that measures the performance of those Russell Top 200 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

S&P 500 Index	The Standard & Poor’s 500 Index is an unmanaged market index that is generally representative of the US stock market.

S&P North American Technology Sector Index	The S&P North American Technology Sector Index is a modified capitalization-weighted index of selected technology stocks.

World Healthcare and Consumer Blended Index	The World Healthcare and Consumer Blended Index is a blend of 70% MSCI World Healthcare Index, 15% MSCI World Consumer Discretionary Index and 15% MSCI World Consumer Staples Index. The World Healthcare and Consumer Blended Benchmark Index represents the performance of a hypothetical index developed by the Adviser.

54	June 30, 2016 |	Annual Report

Schedule of Investments

June 30, 2016

AllianzGI Emerging Markets Opportunities Fund

	Shares	Value
Common Stock—95.1%
Brazil—6.5%
BM&FBovespa S.A.	344,300	$1,929,272
Cia de Saneamento Basico do Estado de Sao Paulo ADR	518,900	4,649,344
Cielo S.A.	296,226	3,122,439
Fibria Celulose S.A.	132,800	890,074
JBS S.A.	448,791	1,397,102
Porto Seguro S.A.	186,976	1,557,018
Qualicorp S.A.	144,500	837,140
Smiles S.A.	84,600	1,263,877

		15,646,266

China—16.3%
AAC Technologies Holdings, Inc.	236,500	2,023,406
Agricultural Bank of China Ltd., Class H	5,090,000	1,870,189
Air China Ltd., Class H	1,186,000	810,749
China Citic Bank Corp., Ltd., Class H (c)	3,607,000	2,201,672
China Communications Construction Co., Ltd., Class H	2,559,000	2,774,182
China Construction Bank Corp., Class H	3,153,000	2,106,015
China Everbright Bank Co., Ltd., Class H (c)	2,744,000	1,253,402
China Petroleum & Chemical Corp., Class H	8,030,000	5,792,266
China Telecom Corp., Ltd., Class H	2,874,000	1,292,485
NetEase, Inc. ADR	19,300	3,729,146
New Oriental Education & Technology Group, Inc. ADR	202,400	8,476,512
Sinopec Shanghai Petrochemical Co., Ltd., Class H (c)	2,842,000	1,315,035
Skyworth Digital Holdings Ltd.	3,202,000	2,650,437
Tencent Holdings Ltd.	125,700	2,886,791

		39,182,287

Hong Kong—5.2%
Bank of East Asia Ltd.	344,400	1,329,628
BOC Hong Kong Holdings Ltd.	239,500	721,698
CLP Holdings Ltd.	158,500	1,621,156
Hang Seng Bank Ltd.	190,600	3,271,795
Link REIT	493,000	3,371,236
Yue Yuen Industrial Holdings Ltd.	569,000	2,269,845

		12,585,358

India—8.3%
Apollo Tyres Ltd.	1,019,089	2,294,414
Aurobindo Pharma Ltd.	113,264	1,248,655
HCL Technologies Ltd.	237,133	2,571,333
Hindalco Industries Ltd.	514,864	946,518
Housing Development Finance Corp., Ltd.	126,200	2,349,299
Infosys Ltd.	382,048	6,636,429
LIC Housing Finance Ltd. (c)	386,859	2,848,778
Sintex Industries Ltd.	867,488	1,048,795

		19,944,221

Indonesia—1.3%
Telekomunikasi Indonesia Persero Tbk PT	10,105,900	3,074,675

	Shares	Value
Korea (Republic of)—19.5%
Hyosung Corp.	27,695	$3,031,328
Kia Motors Corp.	93,118	3,508,630
Korea Electric Power Corp.	151,379	7,946,182
KT&G Corp.	29,644	3,510,886
LG Electronics, Inc.	104,212	4,908,038
LG Uplus Corp.	482,016	4,578,026
Lotte Chemical Corp.	18,931	4,711,688
POSCO	8,649	1,532,175
Samsung Electronics Co., Ltd.	7,484	9,320,208
Shinhan Financial Group Co., Ltd.	75,990	2,497,715
SK Innovation Co., Ltd.	11,085	1,365,829

		46,910,705

Malaysia—0.6%
Tenaga Nasional Bhd.	404,400	1,415,980

Mexico—2.0%
Gruma S.A.B. de C.V., Class B	333,148	4,792,435

Poland—0.7%
PGE Polska Grupa Energetyczna S.A.	576,569	1,736,709

Russian Federation—5.7%
Lukoil PJSC ADR	95,324	3,977,871
Sberbank of Russia PJSC ADR	939,910	8,205,414
Severstal PJSC GDR	138,889	1,519,446

		13,702,731

South Africa—4.0%
AngloGold Ashanti Ltd. ADR (c)	153,000	2,763,180
AVI Ltd.	215,206	1,212,798
Bidvest Group Ltd.	31,927	301,201
Netcare Ltd.	515,887	1,095,530
Vodacom Group Ltd.	368,636	4,200,483

		9,573,192

Taiwan—12.4%
Asustek Computer, Inc.	235,000	1,945,058
Cheng Shin Rubber Industry Co., Ltd.	461,000	971,986
Chunghwa Telecom Co., Ltd.	1,638,000	5,924,096
Powertech Technology, Inc.	842,000	1,880,002
Siliconware Precision Industries Co., Ltd.	791,635	1,207,219
Taiwan Semiconductor Manufacturing Co., Ltd.	2,961,000	14,922,541
Uni-President Enterprises Corp.	1,601,000	3,162,041

		30,012,943

Thailand—1.9%
PTT Global Chemical PCL NVDR	1,469,800	2,494,302
Thai Union Group PCL NVDR	3,234,700	2,032,339

		4,526,641

Turkey—2.6%
Eregli Demir ve Celik Fabrikalari TAS	1,576,976	2,230,775
Tupras Turkiye Petrol Rafinerileri AS	180,365	4,004,072

		6,234,847

United Kingdom—3.5%
British American Tobacco PLC	113,048	7,227,665
Mondi PLC	66,661	1,248,057

		8,475,722

	Shares	Value
United States—4.6%
Flextronics International Ltd. (c)	130,500	$1,539,900
Kimberly-Clark Corp.	32,890	4,521,717
Lear Corp.	48,634	4,948,996

		11,010,613

Total Common Stock (cost—$210,773,895)		228,825,325

Preferred Stock—3.8%
Brazil—1.6%
Banco Bradesco S.A.	212,680	1,667,118
Suzano Papel e Celulose S.A., Class A	653,000	2,303,175

		3,970,293

Russian Federation—2.2%
Surgutneftegas OAO (b)	8,642,161	5,185,296

Total Preferred Stock (cost—$9,538,688)		9,155,589

	Principal Amount (000s)
Repurchase Agreements—0.4%
State Street Bank and Trust Co., dated 6/30/16, 0.03%, due 7/1/16, proceeds $900,001; collateralized by U.S. Treasury Notes, 1.75%, due 5/15/23, valued at $920,038 including accrued interest
(cost—$900,000)	$900	900,000

Total Investments (cost—$221,212,583) (a)—99.3%		238,880,914

Other assets less liabilities—0.7%		1,725,941

Net Assets—100.0%		$240,606,855

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $167,491,644, representing 69.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Security with a value of $5,185,296, representing 2.2% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-Voting Depository Receipt

REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	| June 30, 2016 |	Annual Report	55

Schedule of Investments

June 30, 2016

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	10.4%
Oil, Gas & Consumable Fuels	8.5%
Semiconductors & Semiconductor Equipment	7.5%
Diversified Telecommunication Services	6.2%
Electric Utilities	5.3%
Food Products	5.2%
IT Services	5.1%
Chemicals	4.8%
Technology Hardware, Storage & Peripherals	4.7%
Tobacco	4.5%
Metals & Mining	3.7%
Diversified Consumer Services	3.5%
Auto Components	3.4%
Household Durables	3.1%
Internet Software & Services	2.8%
Thrifts & Mortgage Finance	2.2%
Water Utilities	1.9%
Household Products	1.9%
Paper & Forest Products	1.9%
Wireless Telecommunication Services	1.7%
Electronic Equipment, Instruments & Components	1.5%
Automobiles	1.5%
Real Estate Investment Trust	1.4%
Construction & Engineering	1.2%
Textiles, Apparel & Luxury Goods	0.9%
Health Care Providers & Services	0.8%
Diversified Financial Services	0.8%
Insurance	0.7%
Media	0.5%
Pharmaceuticals	0.5%
Building Products	0.4%
Airlines	0.3%
Industrial Conglomerates	0.1%
Repurchase Agreements	0.4%
Other assets less liabilities	0.7%

100.0%

AllianzGI Focused Growth Fund

	Shares	Value
Common Stock—93.6%
Aerospace & Defense—5.4%
Lockheed Martin Corp.	103,622	$25,715,872
United Technologies Corp.	181,415	18,604,108

		44,319,980

Auto Components—1.7%
Delphi Automotive PLC	223,985	14,021,461

Banks—1.8%
First Republic Bank	211,960	14,835,080

Beverages—9.5%
Constellation Brands, Inc., Class A	163,603	27,059,936
Monster Beverage Corp. (a)	128,476	20,647,378
PepsiCo, Inc.	284,125	30,100,203

		77,807,517

Biotechnology—8.9%
AbbVie, Inc.	466,010	28,850,679
Alexion Pharmaceuticals, Inc. (a)	100,868	11,777,348
Biogen, Inc. (a)	72,245	17,470,286
Celgene Corp. (a)	148,130	14,610,062

		72,708,375

Diversified Financial Services—1.6%
CME Group, Inc.	129,665	12,629,371

Food & Staples Retailing—5.2%
Costco Wholesale Corp.	148,775	23,363,626
Walgreens Boots Alliance, Inc.	232,745	19,380,676

		42,744,302

Food Products—1.8%
Mondelez International, Inc., Class A	329,940	15,015,569

Health Care Equipment & Supplies—5.4%
Danaher Corp.	147,610	14,908,610
DexCom, Inc. (a)	100,120	7,942,520
Edwards Lifesciences Corp. (a)	212,119	21,154,628

		44,005,758

Health Care Providers & Services—4.2%
UnitedHealth Group, Inc.	242,695	34,268,534

Internet & Catalog Retail—6.7%
Amazon.com, Inc. (a)	46,422	33,220,512
Priceline Group, Inc. (a)	17,310	21,609,977

		54,830,489

Internet Software & Services—7.3%
Alphabet, Inc., Class A (a)	37,199	26,170,612
Facebook, Inc., Class A (a)	294,071	33,606,434

		59,777,046

IT Services—7.4%
Accenture PLC, Class A	191,649	21,711,915
Visa, Inc., Class A	518,935	38,489,409

		60,201,324

Oil, Gas & Consumable Fuels—1.6%
EOG Resources, Inc.	160,075	13,353,457

Pharmaceuticals—4.5%
Allergan PLC (a)	67,245	15,539,647
Bristol-Myers Squibb Co.	290,825	21,390,179

		36,929,826

Road & Rail—1.8%
Union Pacific Corp.	163,885	14,298,966

	Shares	Value
Semiconductors & Semiconductor Equipment—1.0%
NXP Semiconductors NV (a)	101,865	$7,980,104

Software—6.3%
Microsoft Corp.	570,000	29,166,900
Salesforce.com, Inc. (a)	276,285	21,939,792

		51,106,692

Specialty Retail—7.3%
Home Depot, Inc.	233,238	29,782,160
TJX Cos., Inc.	380,443	29,381,613

		59,163,773

Technology Hardware, Storage & Peripherals—4.2%
Apple, Inc.	355,760	34,010,656

Total Common Stock (cost—$580,705,736)		764,008,280

	Principal Amount (000s)
Repurchase Agreements—6.7%
State Street Bank and Trust Co., dated 6/30/16, 0.03%, due 7/1/16, proceeds $54,682,046; collateralized by U.S. Treasury Bonds, 3.125%, due 2/15/43, valued at $55,777,741 including accrued interest
(cost—$54,682,000)	$54,682	54,682,000

Total Investments (cost—$635,387,736)—100.3%		818,690,280

Liabilities in excess of other assets—(0.3)%		(2,838,789)

Net Assets—100.0%		$815,851,491

Notes to Schedule of Investments:

(a) Non-income producing.

56	Annual Report	| June 30, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2016

AllianzGI Global Natural Resources Fund

	Shares	Value
Common Stock—96.9%
Brazil—1.4%
Vale S.A. ADR (b)	121,500	$614,790

Canada—7.9%
Agrium, Inc.	5,818	526,387
Canadian National Railway Co.	11,048	652,387
Goldcorp, Inc.	29,600	566,248
Lundin Mining Corp. (c)	195,848	660,937
Potash Corp. of Saskatchewan, Inc.	24,293	394,871
Suncor Energy, Inc.	24,495	679,516

		3,480,346

Denmark—1.5%
Vestas Wind Systems A/S	9,971	677,723

France—4.2%
Arkema S.A.	9,405	719,037
TOTAL S.A.	23,362	1,120,348

		1,839,385

Germany—2.4%
BASF SE	7,830	600,394
Nordex SE (c)	16,455	467,090

		1,067,484

Spain—1.8%
Gamesa Corp. Tecnologica S.A.	40,395	804,831

Switzerland—8.0%
Glencore PLC (c)	236,145	486,722
Syngenta AG (c)	1,975	758,010
Weatherford International PLC (b)(c)	407,000	2,258,850

		3,503,582

United Kingdom—8.7%
BHP Billiton PLC	50,910	644,364
BP PLC	177,799	1,040,749
Rio Tinto PLC	17,310	537,761
Royal Dutch Shell PLC, Class A	39,822	1,093,717
Royal Dutch Shell PLC, Class B	18,965	523,976

		3,840,567

United States—61.0%
Alcoa, Inc. (b)	57,383	531,940
Anadarko Petroleum Corp.	4,220	224,715
Antero Resources Corp. (b)(c)	23,165	601,827
Cabot Oil & Gas Corp.	21,789	560,849
Concho Resources, Inc. (b)(c)	16,105	1,920,843
Continental Resources, Inc. (c)	40,300	1,824,381
Dow Chemical Co.	6,812	338,625
Ecolab, Inc. (b)	3,665	434,669
EOG Resources, Inc.	19,275	1,607,921
Freeport-McMoRan, Inc. (b)	82,300	916,822
Halliburton Co. (b)	11,815	535,101
Hess Corp.	8,995	540,600
Kansas City Southern	4,772	429,909
Laredo Petroleum, Inc. (b)(c)	69,050	723,644
Monsanto Co.	3,145	325,224
Occidental Petroleum Corp.	6,035	456,005
Parsley Energy, Inc., Class A (c)	36,707	993,291
Patterson-UTI Energy, Inc.	33,525	714,753
PDC Energy, Inc. (b)(c)	17,634	1,015,895
Phillips 66	5,527	438,512
Pioneer Natural Resources Co.	11,863	1,793,804
PPG Industries, Inc.	3,820	397,853
Range Resources Corp. (b)	45,000	1,941,300
Schlumberger Ltd.	14,380	1,137,170
SM Energy Co. (b)	69,540	1,877,580
Tesla Motors, Inc. (c)	1,185	251,552
U.S. Silica Holdings, Inc.	48,900	1,685,583
Valero Energy Corp.	7,990	407,490

	Shares	Value
Vulcan Materials Co.	6,480	$779,933
Whiting Petroleum Corp. (b)(c)	159,795	1,479,702

		26,887,493

Total Common Stock (cost—$39,976,221)		42,716,201

Exchange-Traded Funds—2.0%
Guggenheim Solar	11,810	247,537
Vaneck Vectors Gold Miners	23,200	642,640

Total Exchange-Traded Funds (cost—$946,025)		890,177

	Principal Amount (000s)
Repurchase Agreements—1.8%
State Street Bank and Trust Co., dated 6/30/16, 0.03%, due 7/1/16, proceeds $785,001; collateralized by U.S. Treasury Bonds, 3.125%, due 2/15/43, valued at $800,838 including accrued interest
(cost—$785,000)	$785	785,000

Total Investments, before options written (cost—$41,707,246)—100.7%		44,391,378

	Contracts
Options Written (c)(d)—(0.8)%
Call Options—(0.8)%
Freeport-McMoRan, Inc., strike price $10.00, expires 7/22/16	412	(57,680)
Goldcorp, Inc., strike price $18.50, expires 7/15/16	296	(30,340)
SM Energy Co., strike price $30.00, expires 7/15/16	192	(10,080)
U.S. Silica Holdings, Inc., strike price $32.00, expires 7/15/16	152	(44,080)
Vale S.A., strike price $4.50, expires 7/15/16	994	(63,119)
Vaneck Vectors Gold Miners, strike price $26.50, expires 7/15/16	232	(38,512)
Weatherford International PLC, strike price $6.00, expires 7/15/16	1,483	(17,054)
strike price $6.00, expires 7/22/16	1,526	(25,179)
strike price $5.50, expires 7/29/16	1,061	(49,867)
Whiting Petroleum Corp., strike price $11.00, expires 7/15/16	1,051	(18,393)
strike price $11.00, expires 7/22/16	546	(13,650)

Total Options Written (premiums received—$508,803)		(367,954)

Total Investments, net of options written (cost—$41,198,443) (a)—99.9%		44,023,424

Other assets less other liabilities—0.1%		47,437

Net Assets—100.0%		$44,070,861

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $9,474,722, representing 21.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(c) Non-income producing.

(d) Exchange traded-Chicago Board Options Exchange.

Glossary:

ADR—American Depositary Receipt

The industry classification of portfolio holdings and other assets less other liabilities shown as a percentage of net assets were as follows:

Oil, Gas & Consumable Fuels	51.9%
Energy Equipment & Services	14.4%
Metals & Mining	11.2%
Chemicals	10.2%
Electrical Equipment	4.4%
Road & Rail	2.4%
Construction Materials	1.8%
Mutual Funds	1.4%
Automobiles	0.6%
Exchange-Traded Funds	0.6%
Repurchase Agreements	1.8%
Options Written	(0.8)%
Other assets less other liabilities	0.1%

100.0%

See accompanying Notes to Financial Statements	| June 30, 2016 |	Annual Report	57

Schedule of Investments

June 30, 2016

AllianzGI Global Small-Cap Fund

	Shares	Value
Common Stock—98.5%
Australia—1.5%
Challenger Ltd.	129,858	$848,392
Lend Lease Group UNIT	55,200	524,354
Mantra Group Ltd.	262,857	692,575
McMillan Shakespeare Ltd.	25,842	266,123
Millennium Services Group Ltd. (b)	85,624	67,690
OzForex Group Ltd.	128,300	223,704
Spotless Group Holdings Ltd.	947,627	801,986

		3,424,824

Austria—0.3%
Schoeller-Bleckmann Oilfield Equipment AG	11,385	688,771

Belgium—0.6%
Ontex Group NV	46,682	1,471,831

China—0.9%
China Everbright International Ltd.	588,000	657,471
Nexteer Automotive Group Ltd.	990,000	905,999
Sunny Optical Technology Group Co., Ltd.	181,000	638,447

		2,201,917

Denmark—1.5%
GN Store Nord A/S	78,559	1,419,115
SimCorp A/S	41,774	2,050,123

		3,469,238

Finland—1.1%
Amer Sports Oyj	39,772	1,091,155
Huhtamaki Oyj	34,004	1,411,160

		2,502,315

France—3.5%
Euronext NV	42,857	1,572,210
Korian SA	45,305	1,463,879
Nexity S.A. (b)	29,271	1,480,689
Sartorius Stedim Biotech	38,509	2,596,782
Virbac S.A.	6,704	1,210,444

		8,324,004

Germany—1.7%
Bechtle AG	20,510	2,164,184
Bertrandt AG	1,872	183,440
CANCOM SE	32,494	1,613,420

		3,961,044

Hong Kong—0.6%
China State Construction International Holdings Ltd.	354,000	470,631
PAX Global Technology Ltd.	387,000	340,666
Techtronic Industries Co., Ltd.	145,500	607,608

		1,418,905

Ireland—1.0%
Glanbia PLC	52,289	982,409
Kingspan Group PLC	64,425	1,394,165

		2,376,574

Italy—1.5%
De’ Longhi SpA	50,925	1,213,517
FinecoBank Banca Fineco SpA	185,421	1,210,973
Yoox Net-A-Porter Group SpA (b)	44,576	1,034,546

		3,459,036

Japan—13.4%
ABC-Mart, Inc.	22,000	1,476,459
Aica Kogyo Co., Ltd.	38,000	868,426
Asahi Intecc Co., Ltd.	20,600	1,006,648
Bandai Namco Holdings, Inc.	51,300	1,323,874

	Shares	Value
Daicel Corp.	64,000	$663,172
Disco Corp.	7,600	687,342
Don Quijote Holdings Co., Ltd.	29,000	1,077,719
Fujitsu General Ltd.	54,000	1,202,728
Hoshizaki Electric Co., Ltd.	15,700	1,536,938
Kobayashi Pharmaceutical Co., Ltd.	17,800	790,443
Kusuri No Aoki Co., Ltd.	16,500	1,076,621
Lion Corp.	137,000	2,260,430
Meitec Corp.	31,600	1,074,114
MISUMI Group, Inc.	138,400	2,498,772
Obayashi Corp.	131,400	1,399,003
Ryohin Keikaku Co., Ltd.	7,300	1,778,992
Sanwa Holdings Corp.	134,000	1,218,064
Sohgo Security Services Co., Ltd.	36,600	1,809,322
Start Today Co., Ltd.	26,000	1,374,326
Takeuchi Manufacturing Co., Ltd.	64,500	840,096
Teijin Ltd.	428,000	1,418,197
Temp Holdings Co., Ltd.	68,900	1,193,783
Unipres Corp.	75,600	1,217,019
Valor Holdings Co., Ltd.	28,900	768,571
Yamaha Motor Co., Ltd.	52,000	793,244

		31,354,303

Korea (Republic of)—0.4%
Dongbu Insurance Co., Ltd.	8,250	496,571
LIG Nex1 Co., Ltd.	6,322	537,225

		1,033,796

Netherlands—0.9%
Aalberts Industries NV	49,814	1,493,336
Flow Traders	18,714	639,277

		2,132,613

Philippines—0.3%
Cosco Capital, Inc.	4,236,800	702,040

Singapore—0.1%
SATS Ltd.	53,500	163,570

Spain—1.0%
Gamesa Corp. Tecnologica S.A.	48,257	961,473
Melia Hotels International S.A.	129,007	1,392,581

		2,354,054

Sweden—3.1%
AAK AB	22,064	1,575,057
Betsson AB (b)	119,223	997,183
Indutrade AB	22,251	439,966
JM AB	31,870	800,748
NetEnt AB (b)	190,886	1,890,422
Nibe Industrier AB, Class B	177,660	1,477,375

		7,180,751

Switzerland—1.8%
Burckhardt Compression Holding AG	2,254	698,098
Georg Fischer AG	2,169	1,733,917
Interroll Holding AG	1,988	1,858,724

		4,290,739

Taiwan—0.8%
Ennoconn Corp.	22,000	295,632
Sinbon Electronics Co., Ltd.	276,764	624,925
Tung Thih Electronic Co., Ltd.	52,000	837,272

		1,757,829

United Kingdom—4.2%
ASOS PLC (b)	27,521	1,470,147
Auto Trader Group PLC	325,588	1,539,145

	Shares	Value
Derwent London PLC REIT	30,876	$1,077,189
DS Smith PLC	116,534	602,913
Intermediate Capital Group PLC	174,825	1,145,430
Pets at Home Group PLC	350,527	1,087,269
Senior PLC	133,051	365,900
Spectris PLC	55,547	1,352,106
Tullow Oil PLC (b)	376,552	1,328,051

		9,968,150

United States—58.3%
ABIOMED, Inc. (b)	7,376	806,123
Acadia Healthcare Co., Inc. (b)	17,788	985,455
Acuity Brands, Inc.	6,293	1,560,412
Alexandria Real Estate Equities, Inc. REIT	21,990	2,276,405
Ameris Bancorp	55,521	1,648,974
AMERISAFE, Inc.	18,536	1,134,774
AMN Healthcare Services, Inc. (b)	28,238	1,128,673
Amsurg Corp. (b)	22,873	1,773,572
AO Smith Corp.	19,894	1,752,860
Babcock & Wilcox Enterprises, Inc. (b)	57,928	850,962
Banc of California, Inc.	102,225	1,850,273
Berry Plastics Group, Inc. (b)	45,859	1,781,622
Brown & Brown, Inc.	37,227	1,394,896
Buffalo Wild Wings, Inc. (b)	5,850	812,858
Builders FirstSource, Inc. (b)	134,140	1,509,075
Cambrex Corp. (b)	33,010	1,707,607
Cantel Medical Corp.	19,395	1,333,018
Carlisle Cos., Inc.	20,987	2,217,906
Cheesecake Factory, Inc.	15,944	767,544
CONSOL Energy, Inc.	40,466	651,098
Cooper Cos., Inc.	5,957	1,022,043
Cooper-Standard Holding, Inc. (b)	15,852	1,252,150
Core-Mark Holding Co., Inc.	38,572	1,807,484
CoStar Group, Inc. (b)	4,921	1,076,026
CubeSmart REIT	58,031	1,791,997
Cynosure, Inc., Class A (b)	30,360	1,476,862
CyrusOne, Inc. REIT	42,360	2,357,758
Dave & Buster’s Entertainment, Inc. (b)	30,504	1,427,282
Dick’s Sporting Goods, Inc.	21,869	985,417
Dycom Industries, Inc. (b)	21,599	1,938,726
Eagle Bancorp, Inc. (b)	30,054	1,445,898
Electronics For Imaging, Inc. (b)	32,256	1,388,298
Energen Corp.	28,285	1,363,620
EPAM Systems, Inc. (b)	15,398	990,245
Equity Lifestyle Properties, Inc. REIT	28,812	2,306,401
Euronet Worldwide, Inc. (b)	18,545	1,283,129
Five9, Inc. (b)	98,428	1,171,293
Gibraltar Industries, Inc. (b)	58,005	1,831,218
Gigamon, Inc. (b)	26,523	991,695
Global Payments, Inc.	11,461	818,086
Granite Construction, Inc.	33,297	1,516,678
Guidewire Software, Inc. (b)	20,020	1,236,435
Hanover Insurance Group, Inc.	29,881	2,528,530
HD Supply Holdings, Inc. (b)	55,444	1,930,560
Helix Energy Solutions Group, Inc. (b)	160,738	1,086,589
Howard Hughes Corp. (b)	12,821	1,465,697
Huntsman Corp.	113,239	1,523,065
Ingredion, Inc.	12,968	1,678,189
Inphi Corp. (b)	31,274	1,001,706
Installed Building Products, Inc. (b)	38,556	1,399,197
j2 Global, Inc.	18,405	1,162,644
John Bean Technologies Corp.	27,045	1,655,695
Joy Global, Inc.	51,594	1,090,697
Kaiser Aluminum Corp.	19,681	1,779,359

58	Annual Report	| June 30, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2016

	Shares	Value
Kate Spade & Co. (b)	37,461	$772,071
Kilroy Realty Corp. REIT	27,813	1,843,724
Ligand Pharmaceuticals, Inc., Class B (b)	9,984	1,190,792
Macquarie Infrastructure Corp.	30,943	2,291,329
Manhattan Associates, Inc. (b)	22,111	1,417,978
MasTec, Inc. (b)	73,490	1,640,297
Matador Resources Co. (b)	56,039	1,109,572
MDU Resources Group, Inc.	76,602	1,838,448
Microsemi Corp. (b)	34,532	1,128,506
Middleby Corp. (b)	10,868	1,252,537
Motorcar Parts of America, Inc. (b)	28,080	763,214
National General Holdings Corp.	65,456	1,402,068
Nevro Corp. (b)	11,578	853,993
Newfield Exploration Co. (b)	28,697	1,267,833
NVR, Inc. (b)	1,069	1,903,183
ON Semiconductor Corp. (b)	116,321	1,025,951
Owens-Illinois, Inc. (b)	79,816	1,437,486
Oxford Industries, Inc.	13,403	758,878
Paylocity Holding Corp. (b)	26,889	1,161,605
Pinnacle Foods, Inc.	39,294	1,818,919
Post Holdings, Inc. (b)	20,058	1,658,596
PrivateBancorp, Inc.	31,206	1,374,000
PTC, Inc. (b)	31,599	1,187,490
Rovi Corp. (b)	43,032	673,020
Sabre Corp.	49,403	1,323,506
Sally Beauty Holdings, Inc. (b)	33,548	986,647
Sanchez Energy Corp. (b)	118,611	837,394
ServiceMaster Global Holdings, Inc. (b)	28,840	1,147,832
Six Flags Entertainment Corp.	24,355	1,411,372
Spirit Realty Capital, Inc. REIT	165,383	2,111,941
Stamps.com, Inc. (b)	8,693	759,942
Summit Materials, Inc., Class A (b)	51,398	1,051,603
Superior Energy Services, Inc.	67,370	1,240,282
Swift Transportation Co. (b)	50,832	783,321
Take-Two Interactive Software, Inc. (b)	41,529	1,574,780
Texas Roadhouse, Inc.	21,482	979,579
Tyler Technologies, Inc. (b)	9,584	1,597,749
U.S. Concrete, Inc. (b)	21,926	1,335,513
U.S. Steel Corp.	49,123	828,214
Ultimate Software Group, Inc. (b)	9,212	1,937,192
VCA, Inc. (b)	28,655	1,937,365
Visteon Corp.	15,739	1,035,784
West Pharmaceutical Services, Inc.	21,115	1,602,206
Western Alliance Bancorp (b)	47,975	1,566,384
William Lyon Homes, Class A (b)	92,341	1,488,537

		137,033,409

Total Common Stock (cost—$201,367,558)		231,269,713

	Principal Amount (000s)	Value
Repurchase Agreements—1.4%
State Street Bank and Trust Co., dated 6/30/16, 0.03%, due 7/1/16, proceeds $3,333,003; collateralized by U.S. Treasury Bonds, 3.125%, due 2/15/43, valued at $3,400,572 including accrued interest
(cost—$3,333,000)	$3,333	$3,333,000

Total Investments (cost—$204,700,558) (a)—99.9%		234,602,713

Other assets less liabilities (c)—0.1%		292,409

Net Assets—100.0%		$234,895,122

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $88,846,047, representing 37.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

(c) Includes net unrealized appreciation (depreciation) of other financial instruments. See Note 5(b) in the Notes to Financial Statements.

Glossary:

REIT — Real Estate Investment Trust

UNIT — More than one class of securities traded together.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Software	5.9%
Real Estate Investment Trust	5.9%
Machinery	5.2%
Health Care Equipment & Supplies	5.2%
Building Products	4.3%
Banks	3.9%
Household Durables	3.7%
Hotels, Restaurants & Leisure	3.6%
IT Services	3.5%
Food Products	3.3%
Internet Software & Services	3.2%
Health Care Providers & Services	3.1%
Construction & Engineering	3.0%
Insurance	3.0%
Oil, Gas & Consumable Fuels	2.8%
Auto Components	2.6%
Containers & Packaging	2.2%
Trading Companies & Distributors	2.1%
Specialty Retail	1.9%
Internet & Catalog Retail	1.6%
Semiconductors & Semiconductor Equipment	1.6%
Chemicals	1.5%
Real Estate Management & Development	1.5%
Electrical Equipment	1.4%
Commercial Services & Supplies	1.4%
Energy Equipment & Services	1.3%
Electronic Equipment, Instruments & Components	1.3%
Multi-line Retail	1.2%
Professional Services	1.2%
Diversified Financial Services	1.1%
Metals & Mining	1.1%
Food & Staples Retailing	1.1%
Transportation Infrastructure	1.0%
Leisure Products	1.0%
Construction Materials	1.0%
Personal Products	1.0%
Household Products	1.0%
Industrial Conglomerates	0.9%
Multi-Utilities	0.8%
Distributors	0.8%
Capital Markets	0.8%
Life Sciences Tools & Services	0.7%
Technology Hardware, Storage & Peripherals	0.7%
Textiles, Apparel & Luxury Goods	0.6%
Pharmaceuticals	0.5%
Biotechnology	0.5%
Diversified Consumer Services	0.5%
Aerospace & Defense	0.4%
Automobiles	0.3%
Road & Rail	0.3%
Repurchase Agreements	1.4%
Other assets less liabilities	0.1%

100.0%

See accompanying Notes to Financial Statements	| June 30, 2016 |	Annual Report	59

Schedule of Investments

June 30, 2016

AllianzGI Health Sciences Fund

	Shares	Value
Common Stock—98.1%
Biotechnology—33.5%
AbbVie, Inc.	190,031	$11,764,819
Actelion Ltd. (c)	7,255	1,221,724
Alexion Pharmaceuticals, Inc. (c)	42,939	5,013,558
Alnylam Pharmaceuticals, Inc. (c)	6,735	373,725
Amgen, Inc.	21,785	3,314,588
Biogen, Inc. (c)	5,203	1,258,189
BioMarin Pharmaceutical, Inc. (c)	36,854	2,867,241
Celgene Corp. (b)(c)	84,835	8,367,276
Eagle Pharmaceuticals, Inc. (c)	38,377	1,488,644
Exelixis, Inc. (c)	149,195	1,165,213
Genmab A/S (c)	12,790	2,332,221
Gilead Sciences, Inc.	34,686	2,893,506
Incyte Corp. (c)	34,598	2,767,148
Juno Therapeutics, Inc. (c)	24,115	926,981
La Jolla Pharmaceutical Co. (c)	45,568	729,088
Neurocrine Biosciences, Inc. (c)	33,240	1,510,758
Ophthotech Corp. (c)	47,910	2,444,847
Regeneron Pharmaceuticals, Inc. (c)	7,270	2,538,902
Shire PLC	86,070	5,319,336
Vertex Pharmaceuticals, Inc. (c)	34,195	2,941,454

		61,239,218

Food & Staples Retailing—1.5%
Walgreens Boots Alliance, Inc.	32,725	2,725,011

Health Care Equipment & Supplies—19.1%
Abbott Laboratories	54,008	2,123,054
ABIOMED, Inc. (c)	25,728	2,811,813
Baxter International, Inc.	18,806	850,407
Becton Dickinson and Co.	15,366	2,605,920
Boston Scientific Corp. (c)	229,692	5,367,902
CR Bard, Inc.	5,137	1,208,017
DexCom, Inc. (c)	23,984	1,902,651
Edwards Lifesciences Corp. (c)	17,851	1,780,280
Medtronic PLC	85,177	7,390,808
NuVasive, Inc. (c)	24,980	1,491,806
Smith & Nephew PLC ADR	45,441	1,559,535
Stryker Corp.	15,392	1,844,423
Teleflex, Inc.	8,650	1,533,732
Zimmer Biomet Holdings, Inc.	21,247	2,557,714

		35,028,062

Health Care Providers & Services—13.6%
Aetna, Inc.	29,005	3,542,381
HCA Holdings, Inc. (c)	40,006	3,080,862
Humana, Inc.	10,165	1,828,480
Laboratory Corp. of America Holdings (c)	17,886	2,330,009
UnitedHealth Group, Inc.	80,496	11,366,035
Universal Health Services, Inc., Class B	20,703	2,776,273

		24,924,040

Life Sciences Tools & Services—0.5%
Thermo Fisher Scientific, Inc.	6,560	969,305

Pharmaceuticals—29.9%
Allergan PLC (c)	24,866	5,746,284
Bristol-Myers Squibb Co.	110,990	8,163,314
Catalent, Inc. (c)	60,198	1,383,952
Eli Lilly & Co.	23,930	1,884,488
GlaxoSmithKline PLC	65,010	1,396,089
Johnson & Johnson (b)	72,932	8,846,652

	Shares	Value
Medicines Co. (c)	26,927	$905,555
Merck & Co., Inc.	116,317	6,701,022
Mylan NV (c)	7,699	332,905
Novartis AG ADR	24,968	2,060,110
Novo Nordisk A/S, Class B	15,659	843,282
Pfizer, Inc.	308,124	10,849,046
Roche Holding AG	9,315	2,458,040
Shire PLC ADR	16,992	3,127,887

		54,698,626

Total Common Stock (cost—$167,220,527)		179,584,262

	Principal Amount (000s)
Repurchase Agreements—3.2%
State Street Bank and Trust Co., dated 6/30/16, 0.03%, due 7/1/16, proceeds $5,898,005; collateralized by U.S. Treasury Bonds, 3.125%, due 2/15/43, valued at $6,018,235 including accrued interest
(cost—$5,898,000)	$5,898	5,898,000

Total Investments (cost—$173,118,527) (a)—101.3%		185,482,262

Liabilities in excess of other assets—(1.3)%		(2,335,294)

Net Assets—100.0%		$183,146,968

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $13,570,692, representing 7.4% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) All or partial amount segregated for the benefit of the counterparty as collateral for securities sold short. There were no open securities sold short outstanding at June 30, 2016, however the Fund had securities segregated as collateral for any transactions in the future.

(c) Non-income producing.

Glossary:

ADR—American Depositary Receipt

AllianzGI Income & Growth Fund

	Shares	Value
Common Stock—34.9%
Advertising—0.1%
Affinion Group Holdings, Inc. Class A (b)(e)(i)(k) (acquisition cost—$1,422,157; purchased 11/9/15-11/12/15)	80,205	$1,607,308

Aerospace & Defense—1.1%
Boeing Co.	163,200	21,194,784
United Technologies Corp.	99,147	10,167,525

		31,362,309

Apparel & Textiles—0.0%
Quiksilver, Inc. (e)(k)	2,328	58,619

Auto Components—0.7%
Johnson Controls, Inc.	443,200	19,616,032

Automobiles—0.8%
Ferrari N.V.	105,159	4,304,158
Ford Motor Co.	1,199,700	15,080,229
General Motors Co.	131,582	3,723,770

		23,108,157

Banks—0.9%
Bank of America Corp.	516,539	6,854,473
Wells Fargo & Co.	382,200	18,089,526

		24,943,999

Beverages—1.2%
Coca-Cola Co. (g)	336,200	15,239,946
PepsiCo, Inc. (g)	193,600	20,509,984

		35,749,930

Biotechnology—2.8%
AbbVie, Inc. (g)	365,700	22,640,487
Amgen, Inc.	160,250	24,382,037
Biogen, Inc. (k)	54,800	13,251,736
Gilead Sciences, Inc.	239,250	19,958,235

		80,232,495

Chemicals—0.6%
Monsanto Co.	179,600	18,572,436

Construction & Engineering—0.4%
Fluor Corp.	209,800	10,338,944

Diversified Telecommunication Services—0.7%
Intelsat S.A. (k)	121,250	312,825
Verizon Communications, Inc. (g)	372,900	20,822,736

		21,135,561

Electronic Equipment, Instruments & Components—0.6%
Amphenol Corp., Class A (g)	305,800	17,531,514

Energy Equipment & Services—0.6%
Hercules Offshore, Inc. (k)	174,935	243,160
National Oilwell Varco, Inc.	93,000	3,129,450
Schlumberger Ltd.	172,400	13,633,392

		17,006,002

Food & Staples Retailing—2.3%
Costco Wholesale Corp. (g)	166,100	26,084,344
Kroger Co.	472,000	17,364,880
Walgreens Boots Alliance, Inc.	286,600	23,865,182

		67,314,406

Food Products—0.2%
Archer-Daniels-Midland Co.	159,650	6,847,388

60	Annual Report	| June 30, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2016

	Shares	Value
Health Care Equipment & Supplies—0.4%
Baxter International, Inc. (g)	247,200	$11,178,384

Health Care Providers & Services—1.8%
HCA Holdings, Inc. (k)	77,209	5,945,865
Laboratory Corp. of America Holdings (g)(k)	33,032	4,303,079
McKesson Corp.	114,300	21,334,095
UnitedHealth Group, Inc. (g)	151,700	21,420,040

		53,003,079

Hotels, Restaurants & Leisure—1.5%
McDonald’s Corp.	167,000	20,096,780
MGM Resorts International (k)	230,251	5,210,580
Starbucks Corp.	325,600	18,598,272

		43,905,632

Household Products—0.6%
Procter & Gamble Co.	191,500	16,214,305

Industrial Conglomerates—1.3%
3M Co. (g)	133,100	23,308,472
General Electric Co. (g)	497,800	15,670,744

		38,979,216

Insurance—0.5%
Prudential Financial, Inc.	214,200	15,281,028

Internet & Catalog Retail—1.0%
Amazon.com, Inc. (g)(k)	39,600	28,338,552

Internet Software & Services—2.1%
Alibaba Group Holding Ltd. ADR (k)	98,500	7,833,705
Alphabet, Inc., Class A (g)(k)	37,745	26,554,740
Facebook, Inc., Class A (g)(k)	226,800	25,918,704

		60,307,149

IT Services—1.3%
International Business Machines Corp.	92,200	13,994,116
Visa, Inc., Class A (g)	315,300	23,385,801

		37,379,917

Machinery—0.8%
AGCO Corp.	208,700	9,836,031
Deere & Co.	133,100	10,786,424
Joy Global, Inc.	166,700	3,524,038

		24,146,493

Media—1.7%
Comcast Corp., Class A (g)	382,500	24,935,175
Walt Disney Co.	238,900	23,369,198

		48,304,373

Metals & Mining—0.2%
ArcelorMittal (k)	921,115	4,292,396
Freeport-McMoRan, Inc.	113,100	1,259,934

		5,552,330

Multi-line Retail—0.7%
Target Corp.	299,900	20,939,018

Oil, Gas & Consumable Fuels—0.5%
Occidental Petroleum Corp. (g)	94,700	7,155,532
Valero Energy Corp.	165,000	8,415,000

		15,570,532

Pharmaceuticals—0.7%
Bristol-Myers Squibb Co. (g)	293,500	21,586,925

	Shares	Value
Road & Rail—0.6%
Union Pacific Corp.	196,100	$17,109,725

Semiconductors & Semiconductor Equipment—2.0%
GT Advanced Technologies, Inc. (e)(k)	463	10,552
Intel Corp. (g)	784,000	25,715,200
QUALCOMM, Inc.	237,700	12,733,589
Texas Instruments, Inc. (g)	334,700	20,968,955

		59,428,296

Software—1.7%
Microsoft Corp.	515,500	26,378,135
Oracle Corp. (g)	587,100	24,030,003

		50,408,138

Specialty Retail—0.8%
Home Depot, Inc. (g)	188,300	24,044,027

Technology Hardware, Storage & Peripherals—1.7%
Apple, Inc.	308,150	29,459,140
EMC Corp.	747,500	20,309,575

		49,768,715

Total Common Stock (cost—$1,207,184,114)		1,016,870,934

	Principal Amount (000s)
Corporate Bonds & Notes—32.4%
Advertising—0.1%
Affinion Group, Inc., 7.875%, 12/15/18	$3,820	1,843,150

Aerospace & Defense—0.9%
KLX, Inc. (a)(c), 5.875%, 12/1/22	8,435	8,308,475
Kratos Defense & Security Solutions, Inc.,
7.00%, 5/15/19	6,263	5,088,687
TransDigm, Inc.,
6.50%, 5/15/25	5,020	5,051,375
7.50%, 7/15/21	7,626	8,064,495

		26,513,032

Apparel & Textiles—0.0%
Quiksilver, Inc. (d)(e), 10.00%, 8/1/20	1,000	50,500

Auto Components—0.7%
Accuride Corp., 9.50%, 8/1/18	3,915	3,645,648
American Axle & Manufacturing, Inc.,
6.625%, 10/15/22	5,265	5,659,875
Commercial Vehicle Group, Inc.,
7.875%, 4/15/19	9,276	9,044,100
Goodyear Tire & Rubber Co.,
5.125%, 11/15/23	1,850	1,919,375

		20,268,998

Auto Manufacturers—0.2%
Navistar International Corp., 8.25%, 11/1/21	6,153	4,353,248

Banks—0.1%
Citigroup, Inc. (f), 5.35%, 5/15/23	3,630	3,419,642

Building Materials—0.2%
Louisiana-Pacific Corp., 7.50%, 6/1/20	6,035	6,242,453

	Principal Amount (000s)	Value
Chemicals—0.8%
A Schulman, Inc. (a)(c), 6.875%, 6/1/23	$1,360	$1,364,760
Chemours Co.,
6.625%, 5/15/23	7,000	5,985,000
7.00%, 5/15/25	6,565	5,539,219
OMNOVA Solutions, Inc., 7.875%, 11/1/18	2,712	2,725,560
Platform Specialty Products Corp. (a)(c),
6.50%, 2/1/22	7,445	6,588,825
Univar, Inc. (a)(c), 6.75%, 7/15/23	2,535	2,515,987

		24,719,351

Coal—0.2%
Arch Coal, Inc. (d), 9.875%, 6/15/19	3,930	66,319
CONSOL Energy, Inc., 5.875%, 4/15/22	5,530	4,859,487

		4,925,806

Commercial Services—1.7%
Cardtronics, Inc., 5.125%, 8/1/22	3,105	3,089,475
Cenveo Corp. (c),
6.00%, 8/1/19 (a)	3,060	2,555,100
6.00%, 5/15/24	8,117	7,325,141
8.50%, 9/15/22 (a)	1,520	1,071,600
Harland Clarke Holdings Corp. (a)(c),
9.25%, 3/1/21	7,620	6,400,038
9.75%, 8/1/18	4,190	4,273,800
Hertz Corp., 6.75%, 4/15/19	3,795	3,874,987
Monitronics International, Inc., 9.125%, 4/1/20	6,450	5,385,750
RR Donnelley & Sons Co.,
6.00%, 4/1/24	3,195	2,857,544
7.00%, 2/15/22	5,500	5,417,500
United Rentals North America, Inc.,
5.50%, 7/15/25	7,835	7,746,857

		49,997,792

Computers—0.4%
Diamond 1 Finance Corp. (c), 7.125%, 6/15/24	4,115	4,304,298
DynCorp International, Inc., 11.875%, 11/30/20	682	576,446
Unisys Corp., 6.25%, 8/15/17	3,615	3,718,931
Western Digital Corp. (c), 10.50%, 4/1/24	4,070	4,365,075

		12,964,750

Containers & Packaging—0.1%
Owens-Brockway Glass Container, Inc. (a)(c),
5.00%, 1/15/22	1,460	1,467,300

Distribution/Wholesale—0.4%
H&E Equipment Services, Inc., 7.00%, 9/1/22	6,015	6,255,600
HD Supply, Inc., 7.50%, 7/15/20	2,465	2,588,004
Park-Ohio Industries, Inc., 8.125%, 4/1/21	3,795	3,804,487

		12,648,091

Diversified Financial Services—1.3%
Affinion International Holdings Ltd. (a)(c),
7.50%, 7/30/18	920	749,652
Ally Financial, Inc.,
5.75%, 11/20/25	4,280	4,306,750
8.00%, 3/15/20	2,995	3,376,863
Community Choice Financial, Inc.,
10.75%, 5/1/19	7,165	3,009,300

See accompanying Notes to Financial Statements	| June 30, 2016 |	Annual Report	61

Schedule of Investments

June 30, 2016

	Principal Amount (000s)	Value
Energizer Holdings, Inc. (a)(c), 5.50%, 6/15/25	$1,345	$1,341,638
International Lease Finance Corp.,
8.75%, 3/15/17	4,035	4,219,722
Nationstar Mortgage LLC,
7.875%, 10/1/20	5,105	4,811,462
9.625%, 5/1/19	4,260	4,425,075
Navient Corp., 8.45%, 6/15/18	3,920	4,253,200
Springleaf Finance Corp.,
6.90%, 12/15/17	3,530	3,666,788
8.25%, 10/1/23	4,360	4,163,800

		38,324,250

Electric Utilities—0.6%
Calpine Corp.,
5.75%, 1/15/25	6,140	5,994,175
7.875%, 1/15/23 (a)(c)	721	764,260
NRG Energy, Inc., 6.25%, 5/1/24	7,998	7,653,126
Talen Energy Supply LLC, 6.50%, 6/1/25	3,365	2,809,775

		17,221,336

Electrical Equipment—0.2%
Anixter, Inc., 5.125%, 10/1/21	1,470	1,499,400
WireCo WorldGroup, Inc., 9.50%, 5/15/17	4,815	4,778,888

		6,278,288

Electronics—0.3%
Kemet Corp., 10.50%, 5/1/18	10,015	9,564,325

Energy-Alternate Sources—0.3%
TerraForm Power Operating LLC (a)(c),
5.875%, 2/1/23	9,860	9,434,048

Engineering & Construction—0.3%
AECOM, 5.875%, 10/15/24	8,550	8,806,500

Entertainment—0.7%
Cedar Fair L.P., 5.375%, 6/1/24	5,900	6,106,500
International Game Technology PLC (a)(c), 6.25%, 2/15/22	6,340	6,528,869
Scientific Games International, Inc.,
10.00%, 12/1/22	10,000	8,175,000

		20,810,369

Food & Beverage—0.6%
Albertsons Cos. LLC (c), 6.625%, 6/15/24	2,250	2,328,750
Post Holdings, Inc., 7.375%, 2/15/22	8,900	9,389,500
SUPERVALU, Inc., 6.75%, 6/1/21	7,400	6,252,852

		17,971,102

Healthcare-Products—0.6%
Hologic, Inc. (a)(c), 5.25%, 7/15/22	3,635	3,812,206
Kinetic Concepts, Inc., 10.50%, 11/1/18	7,450	7,468,625
Teleflex, Inc., 5.25%, 6/15/24	4,820	4,892,300

		16,173,131

Healthcare-Services—2.1%
Community Health Systems, Inc.,
6.875%, 2/1/22	2,500	2,200,000

	Principal Amount (000s)	Value
7.125%, 7/15/20	$4,970	$4,632,487
8.00%, 11/15/19	5,730	5,622,563
DaVita HealthCare Partners, Inc.,
5.125%, 7/15/24	6,860	6,949,009
Envision Healthcare Corp. (a)(c),
5.125%, 7/1/22	5,785	5,899,543
HCA, Inc., 7.50%, 2/15/22	8,185	9,326,807
Kindred Healthcare, Inc.,
6.375%, 4/15/22	6,493	5,819,351
8.00%, 1/15/20	2,890	2,890,000
8.75%, 1/15/23	2,630	2,605,357
Select Medical Corp., 6.375%, 6/1/21	4,550	4,390,750
Tenet Healthcare Corp.,
5.00%, 3/1/19	3,250	3,160,625
8.125%, 4/1/22	7,010	7,218,898

		60,715,390

Home Builders—1.1%
Beazer Homes USA, Inc.,
7.25%, 2/1/23	2,810	2,311,225
9.125%, 5/15/19	2,475	2,456,438
Brookfield Residential Properties, Inc. (a)(c),
6.125%, 7/1/22	5,000	4,750,000
6.50%, 12/15/20	8,735	8,756,837
CalAtlantic Group, Inc.,
5.875%, 11/15/24	2,295	2,375,325
8.375%, 5/15/18	4,650	5,120,812
KB Home, 8.00%, 3/15/20	5,535	5,950,125

		31,720,762

Household Products/Wares—0.1%
Spectrum Brands, Inc., 5.75%, 7/15/25	3,165	3,311,381

Insurance—0.1%
CNO Financial Group, Inc., 5.25%, 5/30/25	4,025	4,165,875

Internet—0.2%
j2 Cloud Services, Inc., 8.00%, 8/1/20	5,380	5,601,925
Mood Media Corp. (a)(c), 9.25%, 10/15/20	1,910	1,384,750

		6,986,675

Internet & Catalog Retail—0.3%
Netflix, Inc., 5.875%, 2/15/25	7,705	8,119,144

Iron/Steel—0.8%
AK Steel Corp.,
7.50%, 7/15/23	3,475	3,555,359
7.625%, 5/15/20	1,220	1,166,625
8.375%, 4/1/22	1,405	1,299,625
8.75%, 12/1/18	1,315	1,377,200
ArcelorMittal, 10.85%, 6/1/19	6,285	7,432,012
Steel Dynamics, Inc., 5.50%, 10/1/24	1,270	1,301,750
U.S. Steel Corp. (c), 8.375%, 7/1/21	8,060	8,513,375

		24,645,946

Leisure Time—0.2%
NCL Corp., Ltd. (a)(c), 5.25%, 11/15/19	5,615	5,699,225

Lodging—0.5%
MGM Resorts International, 6.625%, 12/15/21	8,690	9,493,825

	Principal Amount (000s)	Value
Wynn Las Vegas LLC (a)(c), 5.50%, 3/1/25	$4,495	$4,365,769

		13,859,594

Machinery-Construction & Mining—0.2%
BlueLine Rental Finance Corp. (a)(c),
7.00%, 2/1/19	7,480	6,470,200

Machinery-Diversified—0.2%
Case New Holland Industrial, Inc.,
7.875%, 12/1/17	1,750	1,890,000
Zebra Technologies Corp., 7.25%, 10/15/22	4,330	4,611,450

		6,501,450

Media—2.8%
American Media, Inc., 11.50%, 12/15/17	4,700	4,782,250
Cablevision Systems Corp.,
8.00%, 4/15/20	6,250	6,421,875
8.625%, 9/15/17	4,020	4,251,150
CCO Holdings LLC,
5.50%, 5/1/26 (c)	2,500	2,543,750
5.75%, 1/15/24	6,915	7,294,633
Clear Channel Worldwide Holdings, Inc.,
6.50%, 11/15/22	6,610	6,643,050
DISH DBS Corp.,
5.875%, 7/15/22	4,880	4,758,000
6.75%, 6/1/21	6,000	6,232,500
Gray Television, Inc.,
5.875%, 7/15/26 (c)	2,560	2,585,600
7.50%, 10/1/20	6,015	6,300,713
LIN Television Corp., 5.875%, 11/15/22	6,500	6,565,000
McClatchy Co., 9.00%, 12/15/22	7,035	6,894,300
Mediacom Broadband LLC, 6.375%, 4/1/23	2,700	2,835,000
Nexstar Broadcasting, Inc., 6.875%, 11/15/20	6,220	6,523,225
Postmedia Network, Inc., 12.50%, 7/15/18	2,980	1,624,100
SFX Entertainment, Inc. (a)(b)(c)(d),
9.625%, 2/1/19	7,628	114,420
Sinclair Television Group, Inc., 6.375%, 11/1/21	4,335	4,573,425

		80,942,991

Mining—0.8%
Alcoa, Inc., 5.90%, 2/1/27	2,795	2,850,900
Freeport-McMoRan, Inc., 3.55%, 3/1/22	5,375	4,756,875
HudBay Minerals, Inc., 9.50%, 10/1/20	7,350	6,247,500
Joseph T. Ryerson & Son, Inc. (c),
11.00%, 5/15/22	1,500	1,556,250
Thompson Creek Metals Co., Inc.,
7.375%, 6/1/18	8,415	6,100,875
12.50%, 5/1/19	437	316,825

		21,829,225

Miscellaneous Manufacturing—0.2%
Gates Global LLC (a)(c), 6.00%, 7/15/22	1,260	1,108,800
Trinseo Materials Operating SCA (a)(c),
6.75%, 5/1/22	4,665	4,665,000

		5,773,800

Oil, Gas & Consumable Fuels—2.5%
BreitBurn Energy Partners L.P. (d),
7.875%, 4/15/22	1,870	402,050
8.625%, 10/15/20	5,475	1,177,125

62	Annual Report	| June 30, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2016

	Principal Amount (000s)	Value
Calumet Specialty Products Partners L.P.,
6.50%, 4/15/21	$9,925	$7,146,000
Carrizo Oil & Gas, Inc., 6.25%, 4/15/23	1,735	1,678,613
Chesapeake Energy Corp., 6.625%, 8/15/20	6,055	4,283,913
Concho Resources, Inc., 7.00%, 1/15/21	6,535	6,747,387
Continental Resources, Inc., 5.00%, 9/15/22	1,735	1,699,658
CVR Refining LLC, 6.50%, 11/1/22	4,525	3,914,125
Energy XXI Gulf Coast, Inc. (d),
6.875%, 3/15/24	3,120	358,800
9.25%, 12/15/17	5,110	587,650
EP Energy LLC, 9.375%, 5/1/20	7,205	5,133,563
Laredo Petroleum, Inc., 7.375%, 5/1/22	2,490	2,508,675
Linn Energy LLC (d), 6.50%, 9/15/21	2,940	514,500
Permian Resources LLC (a)(c), 7.375%, 11/1/21	5,000	2,731,250
Range Resources Corp., 4.875%, 5/15/25	7,750	7,420,625
Rice Energy, Inc., 6.25%, 5/1/22	7,795	7,775,512
Sanchez Energy Corp., 6.125%, 1/15/23	4,820	3,747,550
Sunoco L.P. (a)(c), 6.375%, 4/1/23	9,115	9,092,212
Ultra Petroleum Corp. (a)(c)(d),
6.125%, 10/1/24	1,210	856,075
Vanguard Natural Resources LLC,
7.875%, 4/1/20	7,305	2,374,125
Weatherford International Ltd.,
8.25%, 6/15/23	2,170	2,066,925

		72,216,333

Paper & Forest Products—0.1%
Mercer International, Inc., 7.75%, 12/1/22	4,140	4,160,700

Pharmaceuticals—0.8%
Endo Finance LLC (a)(c), 5.875%, 1/15/23	4,015	3,503,087
Horizon Pharma, Inc., 6.625%, 5/1/23	8,115	7,587,525
Valeant Pharmaceuticals International, Inc. (a)(c),
6.125%, 4/15/25	6,280	5,055,400
7.50%, 7/15/21	6,450	5,720,344

		21,866,356

Pipelines—0.6%
Energy Transfer Equity L.P., 5.875%, 1/15/24	5,259	5,140,673
Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	5,268	5,254,830
Tesoro Logistics L.P.,
6.125%, 10/15/21	2,715	2,823,600
6.25%, 10/15/22	4,800	5,028,000

		18,247,103

Real Estate—0.2%
Kennedy-Wilson, Inc., 5.875%, 4/1/24	6,758	6,614,393

Real Estate Investment Trust—0.4%
Equinix, Inc., 5.375%, 1/1/22	6,670	6,920,125
iStar, Inc., 7.125%, 2/15/18	3,805	3,914,394

		10,834,519

	Principal Amount (000s)	Value
Retail—0.9%
Conn’s, Inc., 7.25%, 7/15/22	$7,620	$5,676,900
Dollar Tree, Inc. (a)(c), 5.75%, 3/1/23	7,915	8,449,262
Neiman Marcus Group Ltd. LLC (a)(c),
8.00%, 10/15/21	6,810	5,584,200
Rite Aid Corp., 9.25%, 3/15/20	3,000	3,169,290
Sonic Automotive, Inc., 7.00%, 7/15/22	3,340	3,540,400

		26,420,052

Semiconductors—0.9%
Advanced Micro Devices, Inc.,
6.75%, 3/1/19	5,015	4,839,475
7.00%, 7/1/24	3,500	2,975,000
7.50%, 8/15/22	1,670	1,494,650
Amkor Technology, Inc., 6.375%, 10/1/22	6,010	5,807,162
Micron Technology, Inc., 5.875%, 2/15/22	6,400	6,048,000
Sensata Technologies BV (a)(c),
5.625%, 11/1/24	5,810	6,053,265

		27,217,552

Semiconductors & Semiconductor Equipment—0.2%
Qorvo, Inc. (c), 7.00%, 12/1/25	4,360	4,621,600

Shipbuilding—0.2%
Huntington Ingalls Industries, Inc. (a)(c),
5.00%, 12/15/21	5,135	5,391,750

Software—1.3%
Activision Blizzard, Inc. (a)(c), 6.125%, 9/15/23	3,770	4,118,725
First Data Corp. (c), 7.00%, 12/1/23	8,245	8,399,594
MSCI, Inc. (a)(c), 5.25%, 11/15/24	5,620	5,774,550
Open Text Corp. (a)(c), 5.625%, 1/15/23	6,695	6,812,162
Rackspace Hosting, Inc. (c), 6.50%, 1/15/24	7,650	7,611,750
SS&C Technologies Holdings, Inc.,
5.875%, 7/15/23	4,375	4,473,438

		37,190,219

Specialty Retail—0.1%
L Brands, Inc., 6.875%, 11/1/35	3,190	3,245,825

Telecommunications—3.4%
CenturyLink, Inc., 6.75%, 12/1/23	2,000	1,972,500
Cincinnati Bell, Inc., 8.375%, 10/15/20	440	461,080
CommScope Technologies Finance LLC (a)(c),
6.00%, 6/15/25	7,960	8,198,800
Consolidated Communications, Inc.,
6.50%, 10/1/22	7,200	6,498,000
EarthLink Holdings Corp.,
7.375%, 6/1/20	7,960	8,318,200
8.875%, 5/15/19	2,416	2,476,400
Frontier Communications Corp.,
10.50%, 9/15/22	2,000	2,123,750
Hughes Satellite Systems Corp.,
7.625%, 6/15/21	8,640	9,330,120
Intelsat Jackson Holdings S.A.,
5.50%, 8/1/23	3,500	2,231,250
7.25%, 4/1/19	5,005	3,678,675
Level 3 Financing, Inc., 5.375%, 5/1/25	8,765	8,732,131

	Principal Amount (000s)	Value
Sprint Communications, Inc.,
6.00%, 11/15/22	$3,925	$3,108,207
8.375%, 8/15/17	4,250	4,377,500
11.50%, 11/15/21	4,360	4,329,480
Sprint Corp., 7.125%, 6/15/24	2,250	1,791,563
T-Mobile USA, Inc.,
6.625%, 11/15/20	3,205	3,317,175
6.625%, 4/1/23	4,000	4,243,480
6.836%, 4/28/23	6,405	6,789,300
West Corp. (a)(c), 5.375%, 7/15/22	7,935	7,409,306
Windstream Services LLC,
7.50%, 6/1/22	3,475	3,144,875
7.50%, 4/1/23	2,125	1,907,188
7.875%, 11/1/17	3,000	3,195,000

		97,633,980

Transportation—0.5%
Erickson, Inc., 8.25%, 5/1/20	9,346	4,953,380
XPO Logistics, Inc. (a)(c),
6.50%, 6/15/22	2,995	2,871,456
7.875%, 9/1/19	5,790	5,920,275

		13,745,111

Total Corporate Bonds & Notes (cost—$1,031,585,843)		944,144,613

Convertible Bonds—21.7%
Apparel & Textiles—0.1%
Iconix Brand Group, Inc., 1.50%, 3/15/18	4,185	3,405,544

Auto Manufacturers—1.1%
Fiat Chrysler Automobiles NV, 7.875%, 12/15/16	13,592	8,172,190
Tesla Motors, Inc.,
0.25%, 3/1/19	10,280	9,149,200
1.25%, 3/1/21	14,665	12,126,122
1.50%, 6/1/18	1,245	2,111,053

		31,558,565

Biotechnology—1.1%
Aegerion Pharmaceuticals, Inc.,
2.00%, 8/15/19	5,500	3,190,000
BioMarin Pharmaceutical, Inc.,
0.75%, 10/15/18	5,490	6,124,781
1.50%, 10/15/20	1,000	1,161,250
Illumina, Inc., 0.50%, 6/15/21	14,555	14,609,581
Incyte Corp., 0.375%, 11/15/18	965	1,603,710
Innoviva, Inc., 2.125%, 1/15/23	1,360	1,081,200
Medicines Co.,
1.375%, 6/1/17	2,895	3,890,156
2.75%, 7/15/23 (c)	785	756,544

		32,417,222

Building Materials—0.2%
Cemex S.A.B de C.V., 3.75%, 3/15/18	5,005	5,161,406

Commercial Services—0.3%
Huron Consulting Group, Inc., 1.25%, 10/1/19	7,480	7,634,275

Communications Equipment—0.3%
Brocade Communications Systems, Inc.,
1.375%, 1/1/20	7,450	7,347,562

Computers—0.3%
SanDisk Corp., 0.50%, 10/15/20	7,720	8,347,397

See accompanying Notes to Financial Statements	| June 30, 2016 |	Annual Report	63

Schedule of Investments

June 30, 2016

	Principal Amount (000s)	Value
Construction & Engineering—0.2%
Dycom Industries, Inc. (c), 0.75%, 9/15/21	$5,270	$6,027,563

Distribution/Wholesale—0.2%
WESCO International, Inc., 6.00%, 9/15/29	2,995	5,362,922

Diversified Financial Services—0.2%
Encore Capital Group, Inc., 2.875%, 3/15/21	6,960	4,950,300

Electric Utilities—0.1%
NRG Yield, Inc. (a)(c),
3.25%, 6/1/20	4,420	4,088,500
3.50%, 2/1/19	280	273,175

		4,361,675

Energy-Alternate Sources—0.3%
SolarCity Corp., 1.625%, 11/1/19	10,475	6,959,328
SunEdison, Inc. (a)(c)(d),
0.25%, 1/15/20	9,565	526,075
2.625%, 6/1/23	11,270	619,850
3.375%, 6/1/25	4,565	251,075

		8,356,328

Health Care Equipment & Supplies—0.5%
NuVasive, Inc. (a)(c), 2.25%, 3/15/21	6,360	7,560,450
Wright Medical Group, Inc., 2.00%, 2/15/20	7,730	7,101,937

		14,662,387

Health Care Providers & Services—0.1%
Brookdale Senior Living, Inc., 2.75%, 6/15/18	3,435	3,368,447

Healthcare-Products—0.7%
Cepheid, 1.25%, 2/1/21	3,625	3,160,547
Hologic, Inc., zero coupon, 12/15/43	7,495	9,115,793
2.00%, 3/1/42	2,875	3,694,375
Wright Medical Group NV (c), 2.25%, 11/15/21	3,965	4,098,819

		20,069,534

Healthcare-Services—0.3%
Molina Healthcare, Inc., 1.125%, 1/15/20	6,920	9,398,225

Holding Companies-Diversified—0.1%
Horizon Pharma Investment Ltd.,
2.50%, 3/15/22	3,375	3,075,469

Home Builders—0.6%
CalAtlantic Group, Inc.,
0.25%, 6/1/19	1,705	1,586,716
1.625%, 5/15/18	2,875	3,699,765
KB Home, 1.375%, 2/1/19	5,375	5,160,000
Lennar Corp. (a), 3.25%, 11/15/21	4,005	7,884,844

		18,331,325

Insurance—0.7%
Fidelity National Financial, Inc., 4.25%, 8/15/18	3,875	7,924,375
MGIC Investment Corp., 5.00%, 5/1/17	4,810	4,990,375
Radian Group, Inc., 2.25%, 3/1/19	5,900	6,766,562

		19,681,312

	Principal Amount (000s)	Value
Internet—3.8%
Ctrip.com International Ltd.,
1.00%, 7/1/20	$2,975	$3,146,063
1.25%, 10/15/18	2,680	3,281,325
1.99%, 7/1/25	4,365	4,738,753
FireEye, Inc.,
1.00%, 6/1/35	4,035	3,679,416
1.625%, 6/1/35	4,650	4,123,969
LinkedIn Corp., 0.50%, 11/1/19	7,735	7,672,153
Priceline Group, Inc.,
0.35%, 6/15/20	14,575	17,162,062
1.00%, 3/15/18	2,995	4,172,409
Qihoo 360 Technology Co., Ltd.,
2.50%, 9/15/18	5,095	5,079,078
Twitter, Inc.,
0.25%, 9/15/19	4,920	4,532,550
1.00%, 9/15/21	9,690	8,672,550
VeriSign, Inc., 4.344%, 8/15/37	5,265	13,277,672
Web.com Group, Inc., 1.00%, 8/15/18	3,700	3,420,188
WebMD Health Corp. (c), 2.625%, 6/15/23	8,580	8,413,763
Yahoo!, Inc., zero coupon, 12/1/18	14,765	14,728,087
YY, Inc., 2.25%, 4/1/19	4,795	4,723,075

		110,823,113

Machinery-Diversified—0.1%
Chart Industries, Inc., 2.00%, 8/1/18	3,165	2,961,253

Media—0.3%
Liberty Media Corp., 1.375%, 10/15/23	9,675	9,656,859

Metal Fabricate/Hardware—0.1%
RTI International Metals, Inc., 1.625%, 10/15/19	2,345	2,497,425

Miscellaneous Manufacturing—0.1%
Trinity Industries, Inc., 3.875%, 6/1/36	2,230	2,422,338

Oil, Gas & Consumable Fuels—0.7%
Cheniere Energy, Inc., 4.25%, 3/15/45	12,605	7,184,850
Cobalt International Energy, Inc.,
2.625%, 12/1/19	7,050	2,679,000
3.125%, 5/15/24	4,900	1,666,000
Energy XXI Ltd. (d), 3.00%, 12/15/18	7,835	33,299
Stone Energy Corp., 1.75%, 3/1/17	5,735	2,663,191
Whiting Petroleum Corp., 1.25%, 6/5/20	8,185	7,346,037

		21,572,377

Pharmaceuticals—1.4%
Clovis Oncology, Inc., 2.50%, 9/15/21	2,440	1,736,975
Herbalife Ltd. (a), 2.00%, 8/15/19	12,305	12,197,393
Impax Laboratories, Inc. (c), 2.00%, 6/15/22	9,060	7,961,475
Jazz Investments I Ltd., 1.875%, 8/15/21	9,950	10,702,469
Teva Pharmaceutical Finance Co. LLC,
0.25%, 2/1/26	7,285	9,165,440

		41,763,752

Real Estate—0.2%
Extra Space Storage L.P. (c), 3.125%, 10/1/35	6,025	6,887,328

	Principal Amount (000s)	Value
Real Estate Investment Trust—0.4%
iStar, Inc. (a)(c), 1.50%, 11/15/16	$4,510	$4,484,631
Starwood Property Trust, Inc., 4.55%, 3/1/18	5,610	5,872,969

		10,357,600

Retail—0.1%
Restoration Hardware Holdings, Inc. (a)(c),
zero coupon, 7/15/20	2,700	2,038,500

Semiconductors—3.7%
Intel Corp., 3.25%, 8/1/39	12,310	20,034,586
Lam Research Corp., 1.25%, 5/15/18	6,860	10,007,025
Microchip Technology, Inc., 1.625%, 2/15/25	11,690	12,997,819
Micron Technology, Inc., 3.00%, 11/15/43	16,052	12,339,975
Novellus Systems, Inc., 2.625%, 5/15/41	4,545	11,317,050
NVIDIA Corp., 1.00%, 12/1/18	5,715	13,344,525
NXP Semiconductors NV, 1.00%, 12/1/19	9,335	10,192,653
ON Semiconductor Corp.,
1.00%, 12/1/20	1,000	898,750
2.625%, 12/15/26	7,790	8,121,075
Xilinx, Inc., 2.625%, 6/15/17	6,170	9,960,694

		109,214,152

Semiconductors & Semiconductor Equipment—0.2%
Cypress Semiconductor Corp. (c),
4.50%, 1/15/22	4,900	5,261,375

Software—2.5%
Akamai Technologies, Inc., zero coupon, 2/15/19	10,025	9,906,003
Allscripts Healthcare Solutions, Inc.,
1.25%, 7/1/20	5,450	5,470,438
Citrix Systems, Inc., 0.50%, 4/15/19	2,440	2,726,700
Nuance Communications, Inc. (c),
1.00%, 12/15/35	7,240	6,398,350
Red Hat, Inc., 0.25%, 10/1/19	9,135	11,121,862
Salesforce.com, Inc., 0.25%, 4/1/18	14,545	18,826,684
ServiceNow, Inc., zero coupon, 11/1/18	9,395	10,498,913
Verint Systems, Inc., 1.50%, 6/1/21	2,875	2,632,422
Workday, Inc., 0.75%, 7/15/18	4,995	5,569,425

		73,150,797

Telecommunications—0.5%
Ciena Corp.,
0.875%, 6/15/17	3,085	3,063,791
3.75%, 10/15/18 (a)(c)	1,910	2,238,281
Viavi Solutions, Inc., 0.625%, 8/15/33	10,315	10,102,253

		15,404,325

Transportation—0.2%
Hornbeck Offshore Services, Inc.,
1.50%, 9/1/19	4,860	2,837,025
Scorpio Tankers, Inc. (a)(c), 2.375%, 7/1/19	4,440	3,368,850

		6,205,875

Total Convertible Bonds (cost—$776,787,514)		633,734,527

64	Annual Report	| June 30, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2016

	Shares	Value
Convertible Preferred Stock—7.2%
Banks—0.7%
Bank of America Corp., Ser. L (f),
7.25%	4,415	$5,275,925
Wells Fargo & Co., Ser. L (f), 7.50%	11,155	14,492,576

		19,768,501

Commercial Services & Supplies—0.3%
Stericycle, Inc., 5.25%	91,075	7,575,619

Electric Utilities—0.3%
Exelon Corp., 6.50%, 6/1/17	205,550	10,141,837

Financial Services—0.3%
Mandatory Exchangeable Trust (a)(c),
5.75%, 6/1/19	94,305	9,641,272

Food & Beverage—0.5%
Post Holdings, Inc. (f), 2.50%	86,535	13,585,995

Food Products—0.5%
Tyson Foods, Inc., 4.75%, 7/15/17	194,030	14,334,936

Health Care Providers & Services—0.7%
Anthem, Inc., 5.25%, 5/1/18	436,855	19,540,524

Hotels, Restaurants & Leisure—0.0%
Credit Suisse AG (MGM Resorts International) (m),
zero coupon, 11/19/20	1,000,000	927,500

Independent Power Producers & Energy Traders—0.1%
Dynegy, Inc., Ser. A, 5.375%, 11/1/17	68,515	4,244,504

Metals & Mining—0.2%
Alcoa, Inc., Ser. 1, 5.375%, 10/1/17	182,215	5,989,407

Oil, Gas & Consumable Fuels—0.7%
Chesapeake Energy Corp. (a)(c)(f),
5.75%	14,300	4,030,813
Hess Corp., 8.00%, 2/1/19	70,800	5,365,224
Kinder Morgan, Inc., Ser. A, 9.75%	103,505	5,056,219
Southwestern Energy Co., Ser. B,
6.25%	206,685	6,221,218
WPX Energy, Inc., Ser. A, 6.25%, 7/31/18	28,665	1,323,463

		21,996,937

Pharmaceuticals—1.1%
Allergan PLC, Ser. A, 5.50%, 3/1/18	27,410	22,849,524
Teva Pharmaceutical Industries Ltd.,
7.00%, 12/15/18	10,535	8,712,445

		31,561,969

Real Estate Investment Trust—0.8%
American Tower Corp.,
5.25%, 5/15/17, Ser. A	91,895	10,338,188
5.50%, 2/15/18	91,795	10,310,414
Welltower, Inc., Ser. I (f), 6.25%, 4/20/18	25,875	1,754,325

		22,402,927

Telecommunications—0.5%
Frontier Communications Corp., Ser. A,
11.125%, 6/29/18	158,090	14,990,094

	Shares	Value
Wireless Telecommunication Services—0.5%
T-Mobile U.S., Inc., 5.50%, 12/15/17	182,490	$13,429,439

Total Convertible Preferred Stock (cost—$245,975,537)		210,131,461

	Principal Amount (000s)
Senior Loans (a)(b)(e)(h)—0.5%
Media—0.5%
SFX Entertainment, Inc, Term B, DIP, PIK (j),
10.00%, 1/31/17	$3,788	3,787,631
SFXE Netherlands Holdings Coöperatief U.A., Term B, DIP,
20.00%, 1/31/17	9,763	9,762,635

Total Senior Loans (cost—$13,550,266)		13,550,266

	Units
Warrants (e)(k)—0.0%
Commercial Services—0.0%
Cenveo Corp.,	858,030	216,181

Semiconductors & Semiconductor Equipment—0.0%
GT Advanced Technologies, Inc.,	795	—

Total Warrants (cost—$237,932)		216,181

	Shares
Preferred Stock—0.0%
Media—0.0%
SFX Entertainment, Inc., Ser. B (a)(b)(c)(e)
(cost—$8,000,000)	8,000	80

	Principal Amount (000s)
Repurchase Agreements—3.0%
State Street Bank and Trust Co., dated 6/30/16, 0.03%, due 7/1/16, proceeds $87,649,073; collateralized by U.S. Treasury Bonds, 3.125%, due 2/15/43, valued at $89,406,944 including accrued interest
(cost—$87,649,000)	$87,649	87,649,000

Total Investments, before options written (cost—$3,370,970,206)—99.7%		2,906,297,062

	Contracts
Options Written (k)(l)—(0.0)%
Call Options—(0.0)%
3M Co., strike price $177.50, expires 7/15/16	665	(53,200)
AbbVie, Inc., strike price $67.50, expires 8/19/16	1,595	(47,850)
Alphabet, Inc., strike price $775.00, expires 8/19/16	190	(66,500)
Amazon.com, Inc., strike price $757.50, expires 7/15/16	235	(26,672)

	Contracts	Value
Amphenol Corp., strike price $60.00, expires 8/19/16	1,835	$(114,688)
Baxter International, Inc., strike price $47.50, expires 8/19/16	1,485	(63,112)
Bristol-Myers Squibb Co., strike price $75.00, expires 7/15/16	1,470	(64,680)
Coca-Cola Co., strike price $47.00, expires 8/19/16	2,355	(81,248)
Comcast Corp., strike price $65.00, expires 7/15/16	1,910	(149,935)
Costco Wholesale Corp., strike price $165.00, expires 8/19/16	830	(69,720)
Facebook, Inc., strike price $121.00, expires 7/15/16	1,360	(14,280)
General Electric Co., strike price $32.00, expires 8/19/16	2,985	(149,250)
Home Depot, Inc., strike price $140.00, expires 8/19/16	1,130	(18,080)
Intel Corp., strike price $34.00, expires 8/19/16	865	(29,374)
Laboratory Corp. of America Holdings, strike price $145.00, expires 11/18/16	230	(33,925)
Occidental Petroleum Corp., strike price $80.00, expires 8/19/16	190	(12,342)
Oracle Corp., strike price $43.00, expires 8/19/16	380	(7,584)
PepsiCo, Inc., strike price $106.00, expires 7/15/16	970	(127,555)
Texas Instruments, Inc., strike price $65.00, expires 7/15/16	2,010	(28,140)
UnitedHealth Group, Inc., strike price $144.00, expires 7/15/16	910	(47,775)
Verizon Communications, Inc., strike price $57.50, expires 8/19/16	1,865	(66,208)
Visa, Inc., strike price $81.00, expires 7/15/16	1,575	(6,300)

Total Options Written (premiums received—$949,494)		(1,278,418)

Total Investments, net of options written (cost—$3,370,020,712)—99.7%		2,905,018,644

Other assets less other liabilities—0.3%		8,402,416

Net Assets—100.0%		$2,913,421,060

See accompanying Notes to Financial Statements	| June 30, 2016 |	Annual Report	65

Schedule of Investments

June 30, 2016

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $266,687,276, representing 9.2% of net assets.

(b) Illiquid.

(c) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) In default.

(e) Fair-Valued—Securities with an aggregate value of $15,493,506, representing 0.5% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(f) Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(g) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(h) Debtor-in-possession financial obligations.

(i) Restricted. The acquisition cost of such security is $1,422,157. The value is $1,607,308, representing 0.1% of net assets.

(j) $683,284 of this amount is being held in escrow for the benefit of the debtor by an agent. PIK interest is not charged on the amount held in escrow until drawn by the debtor.

(k) Non-income producing.

(l) Exchange traded-Chicago Board Options Exchange.

(m) Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer (synthetic convertible securities). Such entity is identified in the parenthetical.

Glossary:

ADR—American Depositary Receipt

DIP—Debtor-in-Possession

PIK—Payment-in-Kind

AllianzGI Mid-Cap Fund

	Shares	Value
Common Stock—100.1%
Aerospace & Defense—1.6%
Orbital ATK, Inc.	51,679	$4,399,950

Airlines—2.0%
United Continental Holdings, Inc. (a)	139,194	5,712,522

Auto Components—2.0%
Delphi Automotive PLC	91,499	5,727,837

Banks—1.7%
First Republic Bank	67,995	4,758,970

Beverages—2.9%
Constellation Brands, Inc., Class A	49,945	8,260,903

Biotechnology—2.5%
BioMarin Pharmaceutical, Inc. (a)	45,521	3,541,534
Incyte Corp. (a)	43,339	3,466,253

		7,007,787

Building Products—1.6%
AO Smith Corp.	52,123	4,592,557

Capital Markets—1.7%
SEI Investments Co.	100,462	4,833,227

Chemicals—1.5%
Axalta Coating Systems Ltd. (a)	159,110	4,221,188

Communications Equipment—1.0%
NetScout Systems, Inc. (a)	125,807	2,799,206

Construction Materials—2.3%
Vulcan Materials Co.	53,490	6,438,056

Containers & Packaging—1.4%
Berry Plastics Group, Inc. (a)	101,722	3,951,900

Diversified Financial Services—1.4%
S&P Global, Inc.	36,733	3,939,982

Electrical Equipment—3.4%
Acuity Brands, Inc.	20,093	4,982,260
AMETEK, Inc.	98,768	4,566,045

		9,548,305

Electronic Equipment, Instruments & Components—0.7%
Coherent, Inc. (a)	22,915	2,103,139

Food Products—5.2%
Blue Buffalo Pet Products, Inc. (a)	121,746	2,841,552
Snyder’s-Lance, Inc.	65,765	2,228,776
Tyson Foods, Inc., Class A	71,536	4,777,889
WhiteWave Foods Co. (a)	102,176	4,796,141

		14,644,358

Health Care Equipment & Supplies—7.2%
Boston Scientific Corp. (a)	249,751	5,836,681
DexCom, Inc. (a)	41,465	3,289,418
Edwards Lifesciences Corp. (a)	66,731	6,655,083
STERIS PLC	66,363	4,562,456

		20,343,638

Health Care Providers & Services—1.7%
Universal Health Services, Inc., Class B	34,875	4,676,737

Hotels, Restaurants & Leisure—2.9%
Aramark	125,660	4,199,557
Royal Caribbean Cruises Ltd.	59,329	3,983,943

		8,183,500

	Shares	Value
Household Durables—4.4%
Mohawk Industries, Inc. (a)	20,920	$3,969,779
Newell Brands, Inc.	170,844	8,297,893

		12,267,672

Insurance—1.6%
Willis Towers Watson PLC	37,135	4,616,252

IT Services—5.1%
Fidelity National Information Services, Inc.	108,110	7,965,545
Vantiv, Inc., Class A (a)	111,269	6,297,825

		14,263,370

Leisure Equipment & Products—1.0%
Hasbro, Inc.	32,370	2,718,756

Life Sciences Tools & Services—2.7%
PerkinElmer, Inc.	60,592	3,176,233
Quintiles Transnational Holdings, Inc. (a)	66,532	4,345,870

		7,522,103

Media—3.0%
AMC Networks, Inc., Class A (a)	74,086	4,476,276
Interpublic Group of Cos., Inc.	173,995	4,019,285

		8,495,561

Multi-line Retail—2.9%
Dollar Tree, Inc. (a)	87,849	8,278,890

Pharmaceuticals—2.7%
Catalent, Inc. (a)	137,500	3,161,125
Zoetis, Inc.	91,210	4,328,827

		7,489,952

Professional Services—2.4%
Equifax, Inc.	53,663	6,890,329

Real Estate Investment Trust—4.5%
American Campus Communities, Inc.	58,385	3,086,815
Equinix, Inc.	24,626	9,548,239

		12,635,054

Real Estate Management & Development—1.7%
CBRE Group, Inc., Class A (a)	179,968	4,765,553

Semiconductors & Semiconductor Equipment—5.0%
Lam Research Corp.	48,345	4,063,880
MACOM Technology Solutions Holdings, Inc. (a)	78,556	2,590,777
Monolithic Power Systems, Inc.	49,346	3,371,319
NVIDIA Corp.	89,475	4,206,220

		14,232,196

Software—6.5%
Activision Blizzard, Inc.	202,042	8,006,925
Mobileye NV (a)	34,830	1,607,056
Red Hat, Inc. (a)	74,879	5,436,215
Tableau Software, Inc., Class A (a)	64,967	3,178,186

		18,228,382

Specialty Retail—8.2%
Advance Auto Parts, Inc.	42,981	6,947,019
Burlington Stores, Inc. (a)	83,747	5,586,762
Michaels Cos., Inc. (a)	205,229	5,836,713
Tractor Supply Co.	53,096	4,841,293

		23,211,787

66	Annual Report	| June 30, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2016

	Shares	Value
Technology Hardware, Storage & Peripherals—1.5%
Western Digital Corp.	91,504	$4,324,479

Textiles, Apparel & Luxury Goods—1.0%
Kate Spade & Co. (a)	137,457	2,832,989

Thrifts & Mortgage Finance—1.2%
MGIC Investment Corp. (a)	566,716	3,371,960

Total Common Stock (cost—$248,692,159)		282,289,047

	Principal Amount (000s)
Repurchase Agreements—0.1%
State Street Bank and Trust Co., dated 6/30/16, 0.03%, due 7/1/16, proceeds $372,000; collateralized by U.S. Treasury Bonds, 3.125%, due 2/15/43, valued at $382,490 including accrued interest
(cost—$372,000)	$372	372,000

Total Investments (cost—$249,064,159)—100.2%		282,661,047

Liabilities in excess of other assets—(0.2)%		(549,174)

Net Assets—100.0%		$282,111,873

Notes to Schedule of Investments:

(a) Non-income producing.

AllianzGI NFJ Dividend Value Fund

	Shares	Value
Common Stock—99.5%
Aerospace & Defense—4.0%
General Dynamics Corp.	733,700	$102,160,388
United Technologies Corp.	1,005,500	103,114,025

		205,274,413

Automobiles—3.9%
Ford Motor Co.	7,557,600	94,999,032
General Motors Co.	3,717,500	105,205,250

		200,204,282

Banks—13.7%
Citigroup, Inc.	2,422,200	102,677,058
Fifth Third Bancorp	5,617,800	98,817,102
JPMorgan Chase & Co.	3,308,700	205,602,618
PNC Financial Services Group, Inc.	1,189,978	96,852,309
Wells Fargo & Co.	4,240,800	200,717,064

		704,666,151

Biotechnology—4.1%
AbbVie, Inc.	1,610,700	99,718,437
Gilead Sciences, Inc.	1,312,100	109,455,382

		209,173,819

Capital Markets—2.0%
Ameriprise Financial, Inc.	1,158,341	104,076,939

Chemicals—1.9%
Celanese Corp., Ser. A	1,505,900	98,561,155

Communications Equipment—1.8%
Cisco Systems, Inc.	3,309,700	94,955,293

Construction & Engineering—2.1%
Fluor Corp.	2,237,000	110,239,360

Consumer Finance—2.0%
Capital One Financial Corp.	1,577,300	100,174,323

Containers & Packaging—2.2%
International Paper Co.	2,673,200	113,290,216

Diversified Telecommunication Services—5.9%
AT&T, Inc.	4,658,557	201,296,248
Verizon Communications, Inc.	1,816,800	101,450,112

		302,746,360

Electric Utilities—4.1%
American Electric Power Co., Inc.	1,496,800	104,910,712
Entergy Corp.	1,276,600	103,851,410

		208,762,122

Electrical Equipment—2.1%
Eaton Corp. PLC	1,784,500	106,588,185

Food & Staples Retailing—3.5%
Wal-Mart Stores, Inc.	2,449,300	178,847,886

Health Care Providers & Services—2.1%
Quest Diagnostics, Inc.	1,355,800	110,375,678

Household Products—1.6%
Procter & Gamble Co.	982,500	83,188,275

Insurance—9.8%
Hartford Financial Services Group, Inc.	2,209,800	98,070,924
MetLife, Inc.	4,858,100	193,498,123
Travelers Cos., Inc.	1,766,800	210,319,872

		501,888,919

IT Services—3.4%
International Business Machines Corp.	1,135,634	172,366,529

	Shares	Value
Leisure Equipment & Products—2.0%
Mattel, Inc.	3,321,000	$103,914,090

Multi-Utilities—2.2%
Public Service Enterprise Group, Inc.	2,460,800	114,697,888

Oil, Gas & Consumable Fuels—13.6%
Chevron Corp.	1,204,500	126,267,735
Exxon Mobil Corp.	1,067,500	100,067,450
Royal Dutch Shell PLC, Class A ADR	4,643,100	256,391,982
Sasol Ltd. ADR	4,101,013	111,219,473
Total S.A. ADR	2,154,300	103,621,830

		697,568,470

Pharmaceuticals—4.2%
Johnson & Johnson	895,200	108,587,760
Pfizer, Inc.	2,976,300	104,795,523

		213,383,283

Road & Rail—1.9%
Ryder System, Inc.	1,586,700	97,010,838

Semiconductors & Semiconductor Equipment—1.9%
Intel Corp.	2,946,674	96,650,907

Software—1.7%
CA, Inc.	2,596,500	85,243,095

Technology Hardware, Storage & Peripherals—1.8%
Apple, Inc.	940,000	89,864,000

Total Common Stock (cost—$4,769,954,520)		5,103,712,476

	Principal Amount (000s)
Repurchase Agreements—0.5%
State Street Bank and Trust Co., dated 6/30/16, 0.03%, due 7/1/16, proceeds $25,778,021; collateralized by U.S. Treasury Bonds, 3.125%, due 2/15/43, valued at $26,296,160 including accrued interest
(cost—$25,778,000)	$25,778	25,778,000

Total Investments (cost—$4,795,732,520)—100.0%		5,129,490,476

Liabilities in excess of other assets—(0.0)%		(1,483,882)

Net Assets—100.0%		$5,128,006,594

Glossary:

ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	| June 30, 2016 |	Annual Report	67

Schedule of Investments

June 30, 2016

AllianzGI NFJ International Value Fund

	Shares	Value
Common Stock—99.1%
Australia—4.6%
Australia & New Zealand Banking Group Ltd. ADR	1,294,500	$23,417,505
Coca-Cola Amatil Ltd.	2,008,100	12,396,000
Sonic Healthcare Ltd.	886,681	14,379,413

		50,192,918

Brazil—1.3%
Embraer S.A. ADR	651,400	14,148,408

Canada—7.0%
Cameco Corp.	1,488,600	16,329,942
Magna International, Inc.	556,900	19,530,483
Manulife Financial Corp.	641,300	8,766,571
Open Text Corp.	206,300	12,204,708
Toronto-Dominion Bank	439,300	18,859,149

		75,690,853

China—6.4%
Beijing Enterprises Holdings Ltd.	2,246,300	12,778,281
China Construction Bank Corp., Class H	34,001,100	22,710,698
China Mobile Ltd.	1,936,600	22,401,123
ENN Energy Holdings Ltd.	2,300,000	11,421,736

		69,311,838

France—8.9%
Atos S.E.	235,035	19,378,370
AXA S.A.	1,325,223	26,203,117
Cie Generale des Etablissements Michelin	129,009	12,157,880
Eutelsat Communications S.A.	425,039	8,022,648
Sanofi	370,307	30,766,097

		96,528,112

Germany—2.7%
Bayer AG	88,527	8,891,191
Deutsche Lufthansa AG	1,716,944	20,186,984

		29,078,175

Hong Kong—3.7%
BOC Hong Kong Holdings Ltd.	6,424,900	19,360,494
CK Hutchison Holdings Ltd.	1,895,000	20,845,869

		40,206,363

India—2.0%
ICICI Bank Ltd. ADR	3,001,300	21,549,334

Indonesia—0.7%
Bank Rakyat Indonesia Persero Tbk PT	9,622,900	7,918,031

Ireland—1.8%
Smurfit Kappa Group PLC	887,762	19,547,058

Israel—1.9%
Teva Pharmaceutical Industries Ltd. ADR	419,200	21,056,416

Italy—2.2%
Enel SpA	5,373,888	23,857,076

Japan—10.6%
Isuzu Motors Ltd.	1,560,500	19,220,650
KDDI Corp.	753,900	22,925,894
Mitsubishi Electric Corp.	955,000	11,401,122
Sumitomo Chemical Co., Ltd.	5,450,000	22,487,019
T&D Holdings, Inc.	2,026,270	17,207,140
West Japan Railway Co.	352,800	22,358,093

		115,599,918

	Shares	Value
Korea (Republic of)—2.8%
Korea Electric Power Corp. ADR	1,170,541	$30,352,128

Mexico—1.8%
America Movil S.A.B. de C.V., Ser. L ADR	1,630,000	19,983,800

Netherlands—0.6%
Aegon NV	1,593,608	6,314,388

Norway—2.2%
Telenor ASA	1,423,300	23,559,894

Russian Federation—3.5%
Lukoil PJSC ADR	903,900	37,719,747

Singapore—2.0%
United Overseas Bank Ltd. ADR	799,800	21,930,516

South Africa—2.2%
Sasol Ltd. ADR	903,323	24,498,120

Sweden—4.8%
Nordea Bank AB	2,097,476	17,794,231
Svenska Cellulosa AB SCA ADR	357,100	11,416,487
Telefonaktiebolaget LM Ericsson, Class B	3,037,388	23,334,894

		52,545,612

Taiwan—2.0%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	828,400	21,728,932

Turkey—0.7%
KOC Holding AS ADR	330,939	7,512,315

United Kingdom—22.7%
AstraZeneca PLC	357,272	21,358,955
BAE Systems PLC ADR	853,100	24,151,261
Carnival PLC	252,900	11,218,585
Centrica PLC	3,913,778	11,835,222
Coca-Cola European Partners PLC	298,200	10,642,758
Direct Line Insurance Group PLC	4,484,598	20,732,975
Imperial Brands PLC	450,728	24,444,201
ITV PLC	8,237,250	19,750,236
Man Group PLC	4,848,523	7,533,085
Marks & Spencer Group PLC ADR	1,425,700	12,146,964
Persimmon PLC	694,908	13,475,436
Royal Dutch Shell PLC, Class A ADR	637,200	35,186,184
Shire PLC ADR	64,300	11,836,344
WPP PLC	1,046,596	21,812,508

		246,124,714

Total Common Stock (cost—$1,215,386,298)		1,076,954,666

	Principal Amount (000s)	Value
Repurchase Agreements—1.0%
State Street Bank and Trust Co., dated 6/30/16, 0.03%, due 7/1/16, proceeds $10,692,009; collateralized by U.S. Treasury Bonds, 3.125%, due 2/15/43, valued at $10,906,930 including accrued interest
(cost—$10,692,000)	$10,692	$10,692,000

Total Investments (cost—$1,226,078,298) (a)—100.1%		1,087,646,666

Liabilities in excess of other assets—(0.1)%		(975,940)

Net Assets—100.0%		$1,086,670,726

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $651,986,594, representing 60.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

Glossary:

ADR—American Depositary Receipt

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Banks	14.1%
Oil, Gas & Consumable Fuels	10.5%
Pharmaceuticals	8.6%
Insurance	7.3%
Wireless Telecommunication Services	6.0%
Electric Utilities	5.0%
Media	4.6%
Industrial Conglomerates	3.8%
Aerospace & Defense	3.5%
Auto Components	2.9%
Tobacco	2.2%
Diversified Telecommunication Services	2.2%
Communications Equipment	2.1%
Beverages	2.1%
Chemicals	2.1%
Road & Rail	2.1%
Semiconductors & Semiconductor Equipment	2.0%
Airlines	1.9%
Containers & Packaging	1.8%
IT Services	1.8%
Automobiles	1.8%
Health Care Providers & Services	1.3%
Household Durables	1.2%
Software	1.1%
Multi-line Retail	1.1%
Multi-Utilities	1.1%
Gas Utilities	1.1%
Household Products	1.1%
Electrical Equipment	1.0%
Hotels, Restaurants & Leisure	1.0%
Capital Markets	0.7%
Repurchase Agreements	1.0%
Liabilities in excess of other assets	(0.1)%

100.0%

68	Annual Report	| June 30, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments
June 30, 2016

AllianzGI NFJ Large-Cap Value Fund

	Shares	Value
Common Stock—99.4%
Aerospace & Defense—4.2%
Huntington Ingalls Industries, Inc.	26,600	$4,469,598
Lockheed Martin Corp.	16,500	4,094,805
Northrop Grumman Corp.	19,500	4,334,460
United Technologies Corp.	41,100	4,214,805

		17,113,668

Auto Components—0.9%
Lear Corp.	36,300	3,693,888

Automobiles—1.8%
Ford Motor Co.	306,900	3,857,733
General Motors Co.	121,700	3,444,110

		7,301,843

Banks—11.7%
Citigroup, Inc.	238,500	10,110,015
Fifth Third Bancorp	220,515	3,878,859
JPMorgan Chase & Co.	251,900	15,653,066
KeyCorp	626,100	6,918,405
Wells Fargo & Co.	227,800	10,781,774

		47,342,119

Biotechnology—2.8%
AbbVie, Inc.	71,300	4,414,183
Gilead Sciences, Inc.	83,300	6,948,886

		11,363,069

Capital Markets—1.8%
Ameriprise Financial, Inc.	37,800	3,396,330
Goldman Sachs Group, Inc.	25,400	3,773,932

		7,170,262

Chemicals—3.7%
Celanese Corp., Ser. A	58,900	3,855,005
Eastman Chemical Co.	110,400	7,496,160
LyondellBasell Industries NV, Class A	45,300	3,371,226

		14,722,391

Communications Equipment—3.0%
Cisco Systems, Inc.	421,000	12,078,490

Construction & Engineering—1.9%
Fluor Corp.	156,600	7,717,248

Consumer Finance—2.8%
Capital One Financial Corp.	111,400	7,075,014
Discover Financial Services	78,400	4,201,456

		11,276,470

Containers & Packaging—1.0%
International Paper Co.	98,700	4,182,906

Diversified Financial Services—1.1%
Nasdaq, Inc.	65,900	4,261,753

Diversified Telecommunication Services—4.3%
AT&T, Inc.	196,800	8,503,728
Verizon Communications, Inc.	157,400	8,789,216

		17,292,944

Electric Utilities—3.2%
American Electric Power Co., Inc.	64,800	4,541,832
Entergy Corp.	104,400	8,492,940

		13,034,772

Electrical Equipment—2.0%
Eaton Corp. PLC	65,600	3,918,288
Emerson Electric Co.	78,700	4,104,992

		8,023,280

	Shares	Value
Food & Staples Retailing—2.1%
Wal-Mart Stores, Inc.	113,100	$8,258,562

Food Products—1.0%
ConAgra Foods, Inc.	87,300	4,173,813

Health Care Equipment & Supplies—2.1%
Medtronic PLC	96,500	8,373,305

Health Care Providers & Services—1.1%
McKesson Corp.	23,100	4,311,615

Household Durables—1.0%
DR Horton, Inc.	132,000	4,155,360

Household Products—1.0%
Procter & Gamble Co.	49,200	4,165,764

Industrial Conglomerates—1.1%
Carlisle Cos., Inc.	42,700	4,512,536

Insurance—7.1%
Allstate Corp.	62,700	4,385,865
Hartford Financial Services Group, Inc.	185,000	8,210,300
MetLife, Inc.	93,700	3,732,071
Prudential Financial, Inc.	52,400	3,738,216
Travelers Cos., Inc.	71,500	8,511,360

		28,577,812

Leisure Equipment & Products—1.1%
Mattel, Inc.	134,900	4,221,021

Machinery—1.1%
Illinois Tool Works, Inc.	41,000	4,270,560

Media—2.0%
Time Warner, Inc.	107,600	7,912,904

Multi-Utilities—2.1%
Public Service Enterprise Group, Inc.	184,200	8,585,562

Oil, Gas & Consumable Fuels—12.1%
Chevron Corp.	82,700	8,669,441
ConocoPhillips	91,900	4,006,840
Devon Energy Corp.	115,400	4,183,250
Exxon Mobil Corp.	89,300	8,370,982
Royal Dutch Shell PLC, Class A ADR	156,200	8,625,364
Sasol Ltd. ADR	268,300	7,276,296
Total S.A. ADR	164,500	7,912,450

		49,044,623

Pharmaceuticals—6.2%
Johnson & Johnson	104,100	12,627,330
Merck & Co., Inc.	71,300	4,107,593
Pfizer, Inc.	236,700	8,334,207

		25,069,130

Real Estate Investment Trust—1.1%
Tanger Factory Outlet Centers, Inc.	114,000	4,580,520

Road & Rail—0.9%
Ryder System, Inc.	61,500	3,760,110

Semiconductors & Semiconductor Equipment—3.1%
Intel Corp.	125,800	4,126,240
Lam Research Corp.	100,300	8,431,218

		12,557,458

Software—2.1%
CA, Inc.	255,706	8,394,828

Technology Hardware, Storage & Peripherals—1.7%
Apple, Inc.	73,500	7,026,600

	Shares	Value
Tobacco—3.2%
Altria Group, Inc.	123,600	$8,523,456
Philip Morris International, Inc.	43,300	4,404,476

		12,927,932

Total Common Stock (cost—$367,773,443)		401,455,118

	Principal Amount (000s)
Repurchase Agreements—0.6%
State Street Bank and Trust Co., dated 6/30/16, 0.03%, due 7/1/16, proceeds $2,458,002; collateralized by U.S. Treasury Bonds, 3.125%, due 2/15/43, valued at $2,510,088 including accrued interest
(cost—$2,458,000)	$2,458	2,458,000

Total Investments (cost—$370,231,443)—100.0%		403,913,118

Liabilities in excess of other assets—(0.0)%		(67,779)

Net Assets—100.0%		$403,845,339

Glossary:

ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	| June 30, 2016 |	Annual Report	69

Schedule of Investments

June 30, 2016

AllianzGI NFJ Mid-Cap Value Fund

	Shares	Value
Common Stock—96.1%
Aerospace & Defense—4.7%
General Dynamics Corp.	46,000	$6,405,040
Huntington Ingalls Industries, Inc.	46,200	7,762,986
Orbital ATK, Inc.	85,600	7,287,984
Raytheon Co.	59,100	8,034,645

		29,490,655

Air Freight & Logistics—1.1%
FedEx Corp.	46,700	7,088,126

Airlines—1.1%
Southwest Airlines Co.	169,200	6,634,332

Auto Components—2.8%
Goodyear Tire & Rubber Co.	189,900	4,872,834
Lear Corp.	64,700	6,583,872
Magna International, Inc.	176,100	6,175,827

		17,632,533

Banks—5.4%
BB&T Corp.	178,500	6,356,385
East West Bancorp, Inc.	192,100	6,565,978
Fifth Third Bancorp	314,400	5,530,296
KeyCorp	488,700	5,400,135
Prosperity Bancshares, Inc.	71,284	3,634,771
Regions Financial Corp.	685,800	5,836,158

		33,323,723

Beverages—0.7%
Coca-Cola European Partners PLC	121,600	4,339,904

Capital Markets—5.2%
Ameriprise Financial, Inc.	68,400	6,145,740
Ares Capital Corp.	414,800	5,890,160
Bank of New York Mellon Corp.	156,200	6,068,370
KKR & Co. L.P.	237,300	2,928,282
Lazard Ltd., Class A	176,900	5,268,082
Raymond James Financial, Inc.	119,000	5,866,700

		32,167,334

Chemicals—4.6%
Agrium, Inc.	69,100	6,248,022
Celanese Corp., Ser. A	99,700	6,525,365
Eastman Chemical Co.	97,100	6,593,090
PPG Industries, Inc.	58,800	6,124,020
Terra Nitrogen Co. L.P.	29,800	3,116,186

		28,606,683

Communications Equipment—3.0%
Brocade Communications Systems, Inc.	678,200	6,225,876
Harris Corp.	81,900	6,833,736
Juniper Networks, Inc.	237,500	5,341,375

		18,400,987

Consumer Finance—1.2%
Discover Financial Services	133,700	7,164,983

Containers & Packaging—2.2%
International Paper Co.	148,500	6,293,430
Packaging Corp. of America	107,500	7,194,975

		13,488,405

Electric Utilities—5.5%
American Electric Power Co., Inc.	96,100	6,735,649
Entergy Corp.	85,800	6,979,830
FirstEnergy Corp.	185,200	6,465,332
OGE Energy Corp.	224,700	7,358,925
PPL Corp.	176,600	6,666,650

		34,206,386

	Shares	Value
Electrical Equipment—1.1%
Eaton Corp. PLC	114,200	$6,821,166

Electronic Equipment, Instruments & Components—2.1%
Avnet, Inc.	144,200	5,841,542
Corning, Inc.	337,000	6,901,760

		12,743,302

Food & Staples Retailing—1.0%
Whole Foods Market, Inc.	187,400	6,000,548

Food Products—2.5%
Archer-Daniels-Midland Co.	176,300	7,561,507
Ingredion, Inc.	60,000	7,764,600

		15,326,107

Health Care Equipment & Supplies—2.3%
St. Jude Medical, Inc.	81,200	6,333,600
Zimmer Biomet Holdings, Inc.	65,800	7,921,004

		14,254,604

Health Care Providers & Services—4.2%
Anthem, Inc.	47,500	6,238,650
Cardinal Health, Inc.	75,800	5,913,158
McKesson Corp.	36,300	6,775,395
Quest Diagnostics, Inc.	85,000	6,919,850

		25,847,053

Household Durables—0.9%
Whirlpool Corp.	34,000	5,665,760

Insurance—11.5%
Allstate Corp.	94,600	6,617,270
American Financial Group, Inc.	88,200	6,520,626
Aon PLC	60,400	6,597,492
Assurant, Inc.	78,200	6,749,442
Everest Re Group Ltd.	31,200	5,699,304
Hanover Insurance Group, Inc.	72,100	6,101,102
Hartford Financial Services Group, Inc.	139,800	6,204,324
Lincoln National Corp.	145,300	5,633,281
Principal Financial Group, Inc.	74,700	3,070,917
Prudential Financial, Inc.	81,000	5,778,540
Travelers Cos., Inc.	54,500	6,487,680
Unum Group	195,200	6,205,408

		71,665,386

IT Services—2.2%
Booz Allen Hamilton Holding Corp.	216,700	6,422,988
Fidelity National Information Services, Inc.	97,600	7,191,168

		13,614,156

Machinery—4.3%
Crane Co.	138,800	7,872,736
Cummins, Inc.	55,600	6,251,664
Illinois Tool Works, Inc.	61,200	6,374,592
Ingersoll-Rand PLC	98,000	6,240,640

		26,739,632

Media—1.8%
TEGNA, Inc.	215,900	5,002,403
WPP PLC ADR	58,600	6,124,872

		11,127,275

Multi-Utilities—1.9%
Public Service Enterprise Group, Inc.	138,600	6,460,146
SCANA Corp.	74,100	5,606,406

		12,066,552

	Shares	Value
Oil, Gas & Consumable Fuels—6.9%
Buckeye Partners L.P.	93,900	$6,603,987
Cameco Corp.	507,700	5,569,469
Magellan Midstream Partners L.P.	93,600	7,113,600
Marathon Petroleum Corp.	150,200	5,701,592
Sasol Ltd. ADR	217,500	5,898,600
Spectra Energy Partners L.P.	139,200	6,567,456
Valero Energy Corp.	105,000	5,355,000

		42,809,704

Professional Services—1.8%
Manpowergroup, Inc.	80,900	5,205,106
Robert Half International, Inc.	155,700	5,941,512

		11,146,618

Real Estate Investment Trust—7.2%
Care Capital Properties, Inc.	229,675	6,019,782
Digital Realty Trust, Inc.	56,900	6,201,531
HCP, Inc.	166,700	5,897,846
Mid-America Apartment Communities, Inc.	61,700	6,564,880
Retail Properties of America, Inc., Class A	392,000	6,624,800
Two Harbors Investment Corp.	749,700	6,417,432
Ventas, Inc.	99,100	7,216,462

		44,942,733

Road & Rail—2.0%
CSX Corp.	232,600	6,066,208
Norfolk Southern Corp.	73,100	6,223,003

		12,289,211

Semiconductors & Semiconductor Equipment—2.3%
Broadcom Ltd.	49,693	7,722,292
Lam Research Corp.	75,300	6,329,718

		14,052,010

Software—2.2%
CA, Inc.	206,000	6,762,980
Symantec Corp.	347,400	7,135,596

		13,898,576

Specialty Retail—0.4%
Penske Automotive Group, Inc.	86,300	2,714,998

Total Common Stock (cost—$510,836,025)		596,269,442

Mutual Funds—1.1%
Central Fund of Canada Ltd., Class A (cost—$6,832,568)	496,100	6,895,790

70	Annual Report	| June 30, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2016

	Principal Amount (000s)	Value
Repurchase Agreements—2.4%
State Street Bank and Trust Co., dated 6/30/16, 0.03%, due 7/1/16, proceeds $14,852,012; collateralized by U.S. Treasury Bonds, 3.125%, due 2/15/43, valued at $15,150,174 including accrued interest
(cost—$14,852,000)	$14,852	$14,852,000

Total Investments (cost—$532,520,593)—99.6%		618,017,232

Other assets less liabilities—0.4%		2,358,885

Net Assets—100.0%		$620,376,117

Glossary:

ADR—American Depositary Receipt

AllianzGI NFJ Small-Cap Value Fund

	Shares	Value
Common Stock—94.2%
Aerospace & Defense—2.9%
CAE, Inc.	3,642,500	$44,037,825
Elbit Systems Ltd.	287,115	26,113,109
Orbital ATK, Inc.	527,405	44,903,262

		115,054,196

Air Freight & Logistics—0.3%
Park-Ohio Holdings Corp.	388,896	10,997,979

Airlines—1.0%
WestJet Airlines Ltd.	2,483,527	40,522,272

Auto Components—0.6%
Dana Holding Corp.	1,703,900	17,993,184
Strattec Security Corp.	142,080	5,792,602

		23,785,786

Automobiles—1.0%
Thor Industries, Inc.	621,900	40,261,806

Banks—11.9%
Community Trust Bancorp, Inc.	548,520	19,011,703
East West Bancorp, Inc.	1,224,800	41,863,664
Fidelity Southern Corp.	666,600	10,445,622
First Financial Bancorp	1,849,753	35,977,696
First Interstate Bancsystem, Inc., Class A	836,900	23,516,890
First Merchants Corp.	917,823	22,881,327
Great Western Bancorp, Inc.	1,444,864	45,571,011
International Bancshares Corp.	1,199,581	31,297,068
Old National Bancorp	3,520,200	44,108,106
Prosperity Bancshares, Inc.	494,316	25,205,173
S&T Bancorp, Inc.	584,719	14,296,380
TCF Financial Corp.	3,297,000	41,707,050
Trustmark Corp.	745,201	18,518,245
Umpqua Holdings Corp.	2,629,300	40,675,271
United Community Banks, Inc.	2,234,100	40,861,689
WesBanco, Inc.	655,291	20,346,785

		476,283,680

Beverages—0.5%
Coca-Cola Bottling Co. Consolidated	141,314	20,839,576

Capital Markets—3.2%
AllianceBernstein Holding L.P.	1,367,302	31,858,137
Artisan Partners Asset Management, Inc., Class A	1,372,418	37,988,530
Fortress Investment Group LLC, Class A	5,458,681	24,127,370
Houlihan Lokey, Inc.	604,000	13,511,480
OM Asset Management PLC	1,659,264	22,151,174

		129,636,691

Chemicals—4.5%
A Schulman, Inc. (a)	1,517,562	37,058,864
Cabot Corp.	1,067,300	48,732,918
CVR Partners L.P.	577,998	4,722,244
Innophos Holdings, Inc.	747,022	31,531,799
Stepan Co.	694,861	41,365,075
Terra Nitrogen Co. L.P.	153,079	16,007,471

		179,418,371

Commercial Services & Supplies—4.0%
Deluxe Corp.	628,300	41,700,271
Ennis, Inc.	818,051	15,690,218
Essendant, Inc.	1,366,277	41,753,425
McGrath RentCorp	571,100	17,469,949

	Shares	Value
West Corp.	2,222,464	$43,693,643

		160,307,506

Communications Equipment—1.0%
Brocade Communications Systems, Inc.	4,356,000	39,988,080

Construction & Engineering—1.0%
KBR, Inc.	2,973,400	39,367,816

Containers & Packaging—3.1%
Graphic Packaging Holding Co.	3,204,100	40,179,414
Silgan Holdings, Inc.	762,363	39,231,200
Sonoco Products Co.	882,950	43,847,297

		123,257,911

Diversified Telecommunication Services—0.7%
Inteliquent, Inc.	1,380,244	27,453,053

Electric Utilities—3.0%
ALLETE, Inc.	654,600	42,306,798
Great Plains Energy, Inc.	1,303,600	39,629,440
Portland General Electric Co.	855,700	37,753,484

		119,689,722

Electrical Equipment—2.2%
EnerSys	809,000	48,111,230
Regal Beloit Corp.	749,200	41,243,460

		89,354,690

Electronic Equipment, Instruments & Components—2.3%
AVX Corp.	851,697	11,566,045
Methode Electronics, Inc.	1,164,022	39,844,473
SYNNEX Corp.	221,811	21,032,119
Vishay Intertechnology, Inc.	1,721,600	21,330,624

		93,773,261

Food & Staples Retailing—0.6%
Ingles Markets, Inc., Class A	655,835	24,462,645

Food Products—1.2%
Ingredion, Inc.	364,000	47,105,240

Gas Utilities—2.0%
AmeriGas Partners L.P.	827,400	38,639,580
National Fuel Gas Co.	714,000	40,612,320

		79,251,900

Health Care Providers & Services—1.4%
Ensign Group, Inc.	612,180	12,861,902
HealthSouth Corp.	579,929	22,512,844
Owens & Minor, Inc.	540,300	20,196,414

		55,571,160

Hotels, Restaurants & Leisure—2.6%
Bloomin’ Brands, Inc.	1,834,200	32,777,154
Cedar Fair L.P.	393,200	22,734,824
DineEquity, Inc.	564,600	47,866,788

		103,378,766

Insurance—4.4%
American Financial Group, Inc.	633,400	46,827,262
First American Financial Corp.	939,600	37,790,712
Hanover Insurance Group, Inc.	527,300	44,620,126
National General Holdings Corp.	1,402,900	30,050,118
United Insurance Holdings Corp. (a)	1,085,853	17,786,272

		177,074,490

See accompanying Notes to Financial Statements	| June 30, 2016 |	Annual Report	71

Schedule of Investments

June 30, 2016

	Shares	Value
Internet Software & Services—0.6%
j2 Global, Inc.	378,477	$23,908,392

IT Services—4.7%
Booz Allen Hamilton Holding Corp.	1,445,100	42,832,764
Convergys Corp.	1,471,296	36,782,400
CSG Systems International, Inc.	593,400	23,919,954
CSRA, Inc.	1,767,200	41,405,496
DST Systems, Inc.	356,625	41,521,849

		186,462,463

Machinery—5.5%
Barnes Group, Inc.	1,330,365	44,061,689
Crane Co.	901,300	51,121,736
Global Brass & Copper Holdings, Inc.	1,009,300	27,543,797
Hillenbrand, Inc.	1,120,400	33,656,816
ITT, Inc.	1,388,215	44,395,116
Standex International Corp.	256,372	21,184,018

		221,963,172

Media—1.9%
Meredith Corp.	859,882	44,636,475
Time, Inc.	1,984,687	32,667,948

		77,304,423

Metals & Mining—1.3%
Dominion Diamond Corp.	1,339,532	11,841,463
Steel Dynamics, Inc.	1,678,200	41,115,900

		52,957,363

Multi-Utilities—0.8%
Black Hills Corp.	492,700	31,059,808

Oil, Gas & Consumable Fuels—6.1%
Alliance Resource Partners L.P.	1,433,200	22,587,232
Boardwalk Pipeline Partners L.P.	2,762,029	48,197,406
Cone Midstream Partners L.P.	684,931	11,876,704
Delek Logistics Partners L.P.	522,864	13,965,697
NuStar GP Holdings LLC	1,092,300	28,006,572
SandRidge Permian Trust	1,457,468	3,789,417
Sunoco L.P.	730,046	21,864,878
TC Pipelines L.P.	460,371	26,360,843
Western Refining, Inc.	1,183,039	24,406,091
World Fuel Services Corp.	878,788	41,733,642

		242,788,482

Paper & Forest Products—2.6%
Neenah Paper, Inc.	681,713	49,335,570
Schweitzer-Mauduit International, Inc.	1,004,734	35,447,015
Western Forest Products, Inc.	11,885,453	18,767,231

		103,549,816

Professional Services—0.9%
Korn/Ferry International	1,709,782	35,392,487

Real Estate Investment Trust—9.7%
Blackstone Mortgage Trust, Inc., Class A	1,556,600	43,071,122
Care Capital Properties, Inc.	1,585,100	41,545,471
Cousins Properties, Inc.	2,712,400	28,208,960
CyrusOne, Inc.	866,894	48,251,320
Franklin Street Properties Corp.	2,620,600	32,154,762
InfraREIT, Inc.	1,716,900	30,114,426

	Shares	Value
Medical Properties Trust, Inc.	2,538,100	$38,604,501
Monmouth Real Estate Investment Corp.	2,715,788	36,011,349
Omega Healthcare Investors, Inc.	627,100	21,290,045
Retail Properties of America, Inc., Class A	2,479,701	41,906,947
Starwood Property Trust, Inc.	1,223,000	25,340,560

		386,499,463

Software—1.0%
Mentor Graphics Corp.	1,902,894	40,455,526

Specialty Retail—0.4%
Sonic Automotive, Inc., Class A	1,024,100	17,522,351

Thrifts & Mortgage Finance—1.6%
Provident Financial Services, Inc.	936,100	18,385,004
Washington Federal, Inc.	1,899,950	46,092,787

		64,477,791

Tobacco—0.6%
Universal Corp.	379,949	21,938,255

Trading Companies & Distributors—1.1%
Applied Industrial Technologies, Inc.	1,015,100	45,821,614

Total Common Stock (cost—$3,542,294,184)		3,768,938,003

Mutual Funds—1.0%
Central Fund of Canada Ltd., Class A (cost—$34,606,747)	2,831,900	39,363,410

	Principal Amount (000s)
Repurchase Agreements—3.7%
State Street Bank and Trust Co., dated 6/30/16, 0.03%, due 7/1/16, proceeds $150,079,125; collateralized by U.S. Treasury Notes, 1.75%, due 5/15/23, valued at $153,082,869 including accrued interest
(cost—$150,079,000)	$150,079	150,079,000

Total Investments (cost—$3,726,979,931)—98.9%		3,958,380,413

Other assets less liabilities—1.1%		44,092,992

Net Assets—100.0%		$4,002,473,405

Notes to Schedule of Investments:

(a) Affiliated security.

AllianzGI Small-Cap Blend Fund

	Shares	Value
Common Stock—98.6%
Aerospace & Defense—1.3%
BWX Technologies, Inc.	19,035	$680,882
Curtiss-Wright Corp.	1,670	140,697
HEICO Corp.	665	44,429
National Presto Industries, Inc.	1,385	130,675

		996,683

Air Freight & Logistics—0.2%
Air Transport Services Group, Inc. (a)	8,568	111,041
Echo Global Logistics, Inc. (a)	1,063	23,833

		134,874

Airlines—1.3%
Hawaiian Holdings, Inc. (a)	2,548	96,722
SkyWest, Inc.	33,135	876,752

		973,474

Auto Components—1.2%
Cooper-Standard Holding, Inc. (a)	1,710	135,073
Modine Manufacturing Co. (a)	2,616	23,021
Motorcar Parts of America, Inc. (a)	1,513	41,123
Tenneco, Inc. (a)	2,751	128,224
Tower International, Inc.	24,949	513,450
Visteon Corp.	1,402	92,266

		933,157

Banks—7.4%
Ameris Bancorp	3,882	115,296
Banc of California, Inc.	60,305	1,091,521
Berkshire Hills Bancorp, Inc.	9,875	265,835
Brookline Bancorp, Inc.	49,170	542,345
CenterState Banks, Inc.	25,720	405,090
CU Bancorp (a)	1,980	45,005
Eagle Bancorp, Inc. (a)	2,527	121,574
First Financial Bancorp	35,470	689,892
Franklin Financial Network, Inc. (a)	1,037	32,520
Great Western Bancorp, Inc.	16,700	526,718
Heartland Financial USA, Inc.	14,235	502,353
HomeTrust Bancshares, Inc. (a)	2,320	42,920
Pacific Premier Bancorp, Inc. (a)	7,978	191,472
Seacoast Banking Corp. of Florida (a)	49,297	800,583
Stonegate Bank	864	27,881
Trico Bancshares	2,120	58,512
Western Alliance Bancorp (a)	3,568	116,495

		5,576,012

Beverages—0.3%
Cott Corp.	13,415	187,273
MGP Ingredients, Inc.	828	31,655
Primo Water Corp. (a)	2,888	34,107

		253,035

Biotechnology—2.5%
ACADIA Pharmaceuticals, Inc. (a)	1,889	61,317
Advaxis, Inc. (a)	1,868	15,112
Alder Biopharmaceuticals, Inc. (a)	1,825	45,570
Applied Genetic Technologies Corp. (a)	12,425	175,565
ARIAD Pharmaceuticals, Inc. (a)	4,873	36,011
BioSpecifics Technologies Corp. (a)	680	27,159
Cara Therapeutics, Inc. (a)	8,254	39,702
Concert Pharmaceuticals, Inc. (a)	1,498	16,823
Dynavax Technologies Corp. (a)	3,183	46,408
Eagle Pharmaceuticals, Inc. (a)	434	16,835
Five Prime Therapeutics, Inc. (a)	723	29,896
Flexion Therapeutics, Inc. (a)	6,468	96,794
Genomic Health, Inc. (a)	7,020	181,783
Halozyme Therapeutics, Inc. (a)	4,265	36,807

72	Annual Report	| June 30, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2016

	Shares	Value
Heron Therapeutics, Inc. (a)	2,849	$51,424
Inovio Pharmaceuticals, Inc. (a)	2,105	19,450
Kite Pharma, Inc. (a)	1,056	52,800
La Jolla Pharmaceutical Co. (a)	1,213	19,408
Ligand Pharmaceuticals, Inc., Class B (a)	2,828	337,296
MacroGenics, Inc. (a)	3,834	103,480
Neurocrine Biosciences, Inc. (a)	2,093	95,127
Novavax, Inc. (a)	8,518	61,926
Ophthotech Corp. (a)	1,073	54,755
Pfenex, Inc. (a)	1,647	13,785
Prothena Corp. PLC (a)	1,437	50,238
Raptor Pharmaceutical Corp. (a)	3,482	18,698
Repligen Corp. (a)	5,703	156,034
Synergy Pharmaceuticals, Inc. (a)	5,777	21,953

		1,882,156

Building Products—1.2%
American Woodmark Corp. (a)	3,030	201,131
Builders FirstSource, Inc. (a)	16,629	187,076
Gibraltar Industries, Inc. (a)	5,350	168,900
Patrick Industries, Inc. (a)	4,980	300,244
PGT, Inc. (a)	2,745	28,274

		885,625

Chemicals—2.7%
American Vanguard Corp.	2,353	35,554
Cabot Corp.	9,845	449,523
Ciner Resources L.P.	8,125	227,662
CVR Partners L.P.	46,810	382,438
Flotek Industries, Inc. (a)	1,930	25,476
HB Fuller Co.	5,655	248,763
KMG Chemicals, Inc.	4,105	106,689
Koppers Holdings, Inc. (a)	4,496	138,162
Olin Corp.	4,987	123,877
Trinseo S.A. (a)	6,585	282,694

		2,020,838

Commercial Services & Supplies—2.5%
ABM Industries, Inc.	2,730	99,590
G&K Services, Inc., Class A	560	42,879
Healthcare Services Group, Inc.	1,630	67,449
Herman Miller, Inc.	8,110	242,408
Knoll, Inc.	4,555	110,596
McGrath RentCorp	22,795	697,299
Viad Corp.	20,655	640,305

		1,900,526

Communications Equipment—1.5%
Lumentum Holdings, Inc. (a)	3,497	84,628
NETGEAR, Inc. (a)	16,495	784,172
Plantronics, Inc.	4,725	207,900
ShoreTel, Inc. (a)	4,358	29,155

		1,105,855

Construction & Engineering—2.1%
Argan, Inc.	924	38,549
Comfort Systems USA, Inc.	5,231	170,374
Dycom Industries, Inc. (a)	2,758	247,558
Granite Construction, Inc.	4,075	185,616
KBR, Inc.	44,180	584,943
MasTec, Inc. (a)	7,337	163,762
NV5 Global, Inc. (a)	1,202	34,185
Primoris Services Corp.	4,994	94,537
Sterling Construction Co., Inc. (a)	6,410	31,473

		1,550,997

Construction Materials—0.4%
Summit Materials, Inc., Class A (a)	5,290	108,233
U.S. Concrete, Inc. (a)	3,662	223,053

		331,286

Containers & Packaging—0.2%
Berry Plastics Group, Inc. (a)	4,252	165,190

	Shares	Value
Distributors—0.4%
Core-Mark Holding Co., Inc.	4,796	$224,741
Pool Corp.	710	66,761

		291,502

Diversified Consumer Services—0.5%
Bright Horizons Family Solutions, Inc. (a)	1,040	68,962
Capella Education Co.	2,370	124,757
Carriage Services, Inc.	3,731	88,350
Stonemor Partners L.P.	5,070	127,004

		409,073

Diversified Telecommunication Services—0.4%
8x8, Inc. (a)	8,799	128,553
ATN International, Inc.	1,975	153,675
Inteliquent, Inc.	1,377	27,389

		309,617

Electric Utilities—1.6%
ALLETE, Inc.	2,320	149,942
Great Plains Energy, Inc.	4,630	140,752
IDACORP, Inc.	4,655	378,684
MGE Energy, Inc.	725	40,973
Otter Tail Corp.	3,480	116,545
PNM Resources, Inc.	2,785	98,701
Portland General Electric Co.	6,135	270,676
Spark Energy, Inc., Class A	1,350	44,618

		1,240,891

Electrical Equipment—0.4%
Regal Beloit Corp.	5,910	325,346

Electronic Equipment, Instruments & Components—5.2%
Belden, Inc.	7,172	432,974
CUI Global, Inc. (a)	2,920	14,746
Dolby Laboratories, Inc., Class A	1,415	67,708
ePlus, Inc. (a)	417	34,106
Fabrinet (a)	18,580	689,690
Itron, Inc. (a)	5,900	254,290
Mesa Laboratories, Inc.	274	33,702
Rogers Corp. (a)	8,225	502,547
Sanmina Corp. (a)	38,640	1,035,938
Tech Data Corp. (a)	7,145	513,368
TTM Technologies, Inc. (a)	44,750	336,968

		3,916,037

Energy Equipment & Services—0.9%
Archrock, Inc.	27,060	254,905
Helix Energy Solutions Group, Inc. (a)	19,449	131,475
McDermott International, Inc. (a)	29,649	146,466
Superior Energy Services, Inc.	7,984	146,985
TETRA Technologies, Inc. (a)	3,677	23,423

		703,254

Food & Staples Retailing—0.1%
Village Super Market, Inc., Class A	1,885	54,458
Weis Markets, Inc.	810	40,945

		95,403

Food Products—3.1%
Amplify Snack Brands, Inc. (a)	10,224	150,804
B&G Foods, Inc.	865	41,693
Dean Foods Co.	33,200	600,588
Fresh Del Monte Produce, Inc.	6,870	373,934
J&J Snack Foods Corp.	2,970	354,232
John B Sanfilippo & Son, Inc.	729	31,077
Lancaster Colony Corp.	2,370	302,436
Pinnacle Foods, Inc.	2,690	124,520
Snyder’s-Lance, Inc.	5,950	201,645
Tootsie Roll Industries, Inc.	4,892	188,489

		2,369,418

	Shares	Value
Gas Utilities—3.3%
New Jersey Resources Corp.	7,500	$289,125
Northwest Natural Gas Co.	19,645	1,273,389
South Jersey Industries, Inc.	23,595	746,074
Southwest Gas Corp.	700	55,097
Star Gas Partners L.P.	9,750	86,580

		2,450,265

Health Care Equipment & Supplies—5.1%
Analogic Corp.	840	66,730
AtriCure, Inc. (a)	1,751	24,742
Atrion Corp.	225	96,268
Cantel Medical Corp.	1,954	134,298
CONMED Corp.	2,745	131,019
Cynosure, Inc., Class A (a)	4,648	226,102
Exactech, Inc. (a)	26,140	698,984
Hill-Rom Holdings, Inc.	9,060	457,077
ICU Medical, Inc. (a)	478	53,894
Inogen, Inc. (a)	4,266	213,769
Integra LifeSciences Holdings Corp. (a)	2,045	163,150
LeMaitre Vascular, Inc.	2,782	39,699
Masimo Corp. (a)	10,405	546,419
Meridian Bioscience, Inc.	6,365	124,117
OraSure Technologies, Inc. (a)	24,925	147,307
Orthofix International NV (a)	4,180	177,232
RTI Surgical, Inc. (a)	6,099	21,895
SurModics, Inc. (a)	1,179	27,683
Trinity Biotech PLC ADR	1,643	18,632
Utah Medical Products, Inc.	645	40,635
Vascular Solutions, Inc. (a)	4,106	171,056
West Pharmaceutical Services, Inc.	3,828	290,469

		3,871,177

Health Care Providers & Services—4.2%
Acadia Healthcare Co., Inc. (a)	2,208	122,323
Aceto Corp.	1,776	38,877
AMN Healthcare Services, Inc. (a)	3,535	141,294
Amsurg Corp. (a)	2,286	177,257
BioTelemetry, Inc. (a)	11,897	193,921
Chemed Corp.	1,170	159,483
CorVel Corp. (a)	1,085	46,850
Cross Country Healthcare, Inc. (a)	3,357	46,729
Magellan Health, Inc. (a)	12,775	840,212
National HealthCare Corp.	3,580	231,769
Owens & Minor, Inc.	6,035	225,588
Providence Service Corp. (a)	3,904	175,212
RadNet, Inc. (a)	3,714	19,833
VCA, Inc. (a)	10,981	742,425

		3,161,773

Health Care Technology—0.1%
HealthStream, Inc. (a)	749	19,864
Vocera Communications, Inc. (a)	2,324	29,863

		49,727

Hotels, Restaurants & Leisure—2.5%
Buffalo Wild Wings, Inc. (a)	977	135,754
Carrols Restaurant Group, Inc. (a)	4,111	48,921
Cheesecake Factory, Inc.	5,277	254,035
Churchill Downs, Inc.	1,008	127,371
Chuy’s Holdings, Inc. (a)	854	29,557
Cracker Barrel Old Country Store, Inc.	1,135	194,618
Dave & Buster’s Entertainment, Inc. (a)	3,912	183,043
Denny’s Corp. (a)	5,565	59,712
Eldorado Resorts, Inc. (a)	3,515	53,410
Jack in the Box, Inc.	1,336	114,789
Kona Grill, Inc. (a)	1,246	13,357
Marcus Corp.	2,100	44,310
Popeyes Louisiana Kitchen, Inc. (a)	2,169	118,514
Ruth’s Hospitality Group, Inc.	3,360	53,592
Six Flags Entertainment Corp.	2,507	145,281

See accompanying Notes to Financial Statements	| June 30, 2016 |	Annual Report	73

Schedule of Investments

June 30, 2016

	Shares	Value
Texas Roadhouse, Inc.	3,200	$145,920
Vail Resorts, Inc.	955	132,010

		1,854,194

Household Durables—1.6%
Cavco Industries, Inc. (a)	2,110	197,707
Helen of Troy Ltd. (a)	1,111	114,255
Installed Building Products, Inc. (a)	5,777	209,647
LGI Homes, Inc. (a)	7,942	253,667
M/I Homes, Inc. (a)	1,691	31,842
Universal Electronics, Inc. (a)	2,300	166,244
WCI Communities, Inc. (a)	1,625	27,463
William Lyon Homes, Class A (a)	11,201	180,560

		1,181,385

Household Products—1.8%
Central Garden & Pet Co. (a)	36,695	837,747
Orchids Paper Products Co.	993	35,321
WD-40 Co.	3,925	460,991

		1,334,059

Insurance—2.5%
AMERISAFE, Inc.	2,493	152,621
Atlas Financial Holdings, Inc. (a)	1,549	26,674
eHealth, Inc. (a)	37,050	519,441
Federated National Holding Co.	1,020	19,421
Hanover Insurance Group, Inc.	9,060	766,657
National General Holdings Corp.	5,870	125,735
ProAssurance Corp.	3,240	173,502
RLI Corp.	620	42,644
Safety Insurance Group, Inc.	655	40,335

		1,867,030

Internet & Catalog Retail—0.7%
1-800-Flowers.com, Inc., Class A (a)	53,120	479,142
Duluth Holdings, Inc., Class B (a)	1,314	32,140
Nutrisystem, Inc.	1,868	47,373

		558,655

Internet Software & Services—1.8%
Amber Road, Inc. (a)	4,209	32,452
Apigee Corp. (a)	2,758	33,703
Autobytel, Inc. (a)	2,541	35,244
Blucora, Inc. (a)	7,580	78,529
Carbonite, Inc. (a)	12,500	121,625
Cornerstone OnDemand, Inc. (a)	2,603	99,070
Envestnet, Inc. (a)	2,972	98,997
Five9, Inc. (a)	14,668	174,549
GTT Communications, Inc. (a)	1,792	33,116
IntraLinks Holdings, Inc. (a)	3,240	21,060
j2 Global, Inc.	1,790	113,074
LogMeIn, Inc. (a)	1,945	123,371
SPS Commerce, Inc. (a)	454	27,513
Stamps.com, Inc. (a)	1,648	144,068
TechTarget, Inc. (a)	2,930	23,733
WebMD Health Corp. (a)	2,276	132,258
Xactly Corp. (a)	2,584	33,101

		1,325,463

IT Services—0.7%
Convergys Corp.	4,245	106,125
EPAM Systems, Inc. (a)	1,937	124,568
Euronet Worldwide, Inc. (a)	1,783	123,366
Hackett Group, Inc.	2,493	34,578
Planet Payment, Inc. (a)	7,208	32,364
Travelport Worldwide Ltd.	9,144	117,866

		538,867

Leisure Equipment & Products—0.1%
Nautilus, Inc. (a)	2,736	48,810

Life Sciences Tools & Services—4.1%
Albany Molecular Research, Inc. (a)	37,741	507,239

	Shares	Value
Bio-Rad Laboratories, Inc., Class A (a)	2,280	$326,086
Cambrex Corp. (a)	16,628	860,166
Charles River Laboratories International, Inc. (a)	8,340	687,550
NeoGenomics, Inc. (a)	7,547	60,678
PRA Health Sciences, Inc. (a)	15,000	626,400

		3,068,119

Machinery—1.3%
Briggs & Stratton Corp.	9,630	203,963
Energy Recovery, Inc. (a)	1,090	9,690
John Bean Technologies Corp.	5,535	338,853
Kadant, Inc.	784	40,384
Lydall, Inc. (a)	1,107	42,686
NN, Inc.	1,464	20,481
SPX FLOW, Inc. (a)	9,565	249,360
Wabash National Corp. (a)	6,365	80,835

		986,252

Media—1.9%
AMC Entertainment Holdings, Inc., Class A	21,435	591,821
Cable One, Inc.	220	112,510
Entravision Communications Corp., Class A	4,774	32,081
Hemisphere Media Group, Inc. (a)	3,545	41,831
Regal Entertainment Group, Class A	2,045	45,072
Scholastic Corp.	5,220	206,764
Viacom, Inc., Class A	8,135	377,627

		1,407,706

Metals & Mining—1.1%
AK Steel Holding Corp. (a)	46,830	218,228
Kaiser Aluminum Corp.	3,102	280,452
SunCoke Energy Partners L.P.	9,370	101,196
SunCoke Energy, Inc.	18,220	106,040
U.S. Steel Corp.	5,351	90,218

		796,134

Multi-Utilities—0.4%
NorthWestern Corp.	1,165	73,476
Unitil Corp.	5,280	225,298

		298,774

Oil, Gas & Consumable Fuels—2.5%
Bill Barrett Corp. (a)	2,766	17,675
Boardwalk Pipeline Partners L.P.	31,225	544,876
Callon Petroleum Co. (a)	23,168	260,177
Cone Midstream Partners L.P.	9,505	164,817
Contango Oil & Gas Co. (a)	11,580	141,739
Matador Resources Co. (a)	4,841	95,852
Northern Oil and Gas, Inc. (a)	65,775	303,880
Ring Energy, Inc. (a)	3,033	26,751
Sanchez Energy Corp. (a)	46,446	327,909

		1,883,676

Paper & Forest Products—0.0%
Neenah Paper, Inc.	284	20,553

Personal Products—0.4%
Medifast, Inc.	1,310	43,584
Nutraceutical International Corp. (a)	11,895	275,369

		318,953

Pharmaceuticals—3.1%
Amphastar Pharmaceuticals, Inc. (a)	1,452	23,406
ANI Pharmaceuticals, Inc. (a)	21,791	1,216,374
Dermira, Inc. (a)	976	28,548
Heska Corp. (a)	5,010	186,222
Intersect ENT, Inc. (a)	1,579	20,416
Omeros Corp. (a)	1,750	18,410

	Shares	Value
Prestige Brands Holdings, Inc. (a)	10,020	$555,108
SciClone Pharmaceuticals, Inc. (a)	4,425	57,790
Supernus Pharmaceuticals, Inc. (a)	9,076	184,878
Teligent, Inc. (a)	5,475	39,092

		2,330,244

Professional Services—2.9%
CBIZ, Inc. (a)	21,670	225,585
Exponent, Inc.	1,455	84,987
GP Strategies Corp. (a)	1,157	25,095
Insperity, Inc.	9,045	698,545
Kforce, Inc.	1,514	25,571
Navigant Consulting, Inc. (a)	36,660	592,059
TriNet Group, Inc. (a)	24,401	507,297

		2,159,139

Real Estate Investment Trust—5.4%
American Capital Mortgage Investment Corp.	3,530	55,739
Ares Commercial Real Estate Corp.	48,370	594,467
Armada Hoffler Properties, Inc.	34,445	473,274
Cousins Properties, Inc.	40,225	418,340
CYS Investments, Inc.	5,185	43,398
Healthcare Realty Trust, Inc.	1,160	40,588
LTC Properties, Inc.	1,845	95,442
Monmouth Real Estate Investment Corp.	3,685	48,863
Pennsylvania Real Estate Investment Trust	34,590	741,956
RLJ Lodging Trust	8,895	190,798
Summit Hotel Properties, Inc.	66,215	876,687
Sunstone Hotel Investors, Inc.	24,425	294,810
UMH Properties, Inc.	3,640	40,950
Winthrop Realty Trust (a)	12,960	113,918

		4,029,230

Road & Rail—0.4%
Celadon Group, Inc.	2,196	17,941
Landstar System, Inc.	2,085	143,156
Swift Transportation Co. (a)	7,935	122,279

		283,376

Semiconductors & Semiconductor Equipment—3.3%
Advanced Energy Industries, Inc. (a)	22,185	842,143
Alpha & Omega Semiconductor Ltd. (a)	12,885	179,488
Brooks Automation, Inc.	3,665	41,121
CEVA, Inc. (a)	1,534	41,679
Cirrus Logic, Inc. (a)	3,450	133,825
FormFactor, Inc. (a)	3,188	28,660
Inphi Corp. (a)	4,860	155,666
Integrated Device Technology, Inc. (a)	5,559	111,903
MaxLinear, Inc., Class A (a)	8,498	152,794
Mellanox Technologies Ltd. (a)	2,318	111,171
Microsemi Corp. (a)	4,374	142,942
PDF Solutions, Inc. (a)	2,443	34,178
Photronics, Inc. (a)	48,465	431,823
Semtech Corp. (a)	4,330	103,314

		2,510,707

Software—2.8%
Callidus Software, Inc. (a)	10,371	207,213
Ellie Mae, Inc. (a)	1,946	178,351
Fair Isaac Corp.	1,423	160,813
Gigamon, Inc. (a)	3,588	134,155
Guidewire Software, Inc. (a)	2,100	129,696
Model N, Inc. (a)	2,378	31,746
Paycom Software, Inc. (a)	2,885	124,661
Paylocity Holding Corp. (a)	3,343	144,418
Rubicon Project, Inc. (a)	7,506	102,457
Silver Spring Networks, Inc. (a)	3,202	38,904

74	Annual Report	| June 30, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2016

	Shares	Value
Take-Two Interactive Software, Inc. (a)	18,850	$714,792
Telenav, Inc. (a)	3,930	20,043
Ultimate Software Group, Inc. (a)	522	109,771

		2,097,020

Specialty Retail—0.3%
Asbury Automotive Group, Inc. (a)	1,647	86,863
Kirkland’s, Inc. (a)	1,878	27,569
Shoe Carnival, Inc.	1,273	31,901
Sportsman’s Warehouse Holdings, Inc. (a)	10,252	82,631

		228,964

Technology Hardware, Storage & Peripherals—0.2%
Electronics For Imaging, Inc. (a)	3,232	139,105

Textiles, Apparel & Luxury Goods—1.4%
Kate Spade & Co. (a)	5,605	115,519
Oxford Industries, Inc.	1,828	103,501
Perry Ellis International, Inc. (a)	42,500	855,100

		1,074,120

Thrifts & Mortgage Finance—2.4%
America First Multifamily Investors L.P.	30,890	169,277
BankFinancial Corp.	5,470	65,585
Beneficial Bancorp, Inc. (a)	4,365	55,523
Capitol Federal Financial, Inc.	13,910	194,045
Charter Financial Corp.	23,025	305,772
Clifton Bancorp, Inc.	11,465	172,778
First Defiance Financial Corp.	853	33,139
Kearny Financial Corp.	3,415	42,961
LendingTree, Inc. (a)	653	57,680
Meridian Bancorp, Inc.	3,049	45,064
Northfield Bancorp, Inc.	12,240	181,519
Northwest Bancshares, Inc.	2,805	41,598
Territorial Bancorp, Inc.	3,720	98,468
Waterstone Financial, Inc.	22,530	345,385

		1,808,794

Tobacco—0.9%
Universal Corp.	6,075	350,771
Vector Group Ltd.	14,284	320,247

		671,018

Trading Companies & Distributors—0.6%
Beacon Roofing Supply, Inc. (a)	3,475	158,008
Kaman Corp.	5,745	244,278
MSC Industrial Direct Co., Inc., Class A	790	55,742

		458,028

Water Utilities—0.3%
California Water Service Group	2,480	86,626
Connecticut Water Service, Inc.	1,855	104,251

		190,877

Wireless Telecommunication Services—1.1%
Boingo Wireless, Inc. (a)	4,213	37,580
Telephone & Data Systems, Inc.	26,210	777,389

		814,969

Total Common Stock (cost—$67,063,902)		74,187,412

	Principal Amount (000s)	Value
Repurchase Agreements—1.5%
State Street Bank and Trust Co., dated 6/30/16, 0.03%, due 7/1/16, proceeds $1,120,001; collateralized by U.S. Treasury Bonds, 3.125%, due 2/15/43, valued at $1,147,469 including accrued interest
(cost—$1,120,000)	$1,120	$1,120,000

Total Investments (cost—$68,183,902)—100.1%		75,307,412

Liabilities in excess of other assets—(0.1)%		(56,103)

Net Assets—100.0%		$75,251,309

Notes to Schedule of Investments:

(a) Non-income producing.

Glossary:

ADR—American Depositary Receipt

AllianzGI Technology Fund

	Shares	Value
Common Stock—93.3%
Automobiles—0.0%
Tesla Motors, Inc. (c)	100	$21,228

Chemicals—0.0%
Monsanto Co.	100	10,341

Communications Equipment—3.7%
Cisco Systems, Inc. (b)	1,257,448	36,076,183
Juniper Networks, Inc.	100	2,249
Motorola Solutions, Inc.	100	6,597
Nokia Oyj ADR	100	569
Palo Alto Networks, Inc. (c)	58,453	7,168,676

		43,254,274

Diversified Consumer Services—0.0%
New Oriental Education & Technology Group, Inc. ADR	5,880	246,254

Diversified Telecommunication Services—0.0%
Verizon Communications, Inc.	100	5,584

Electrical Equipment—0.0%
Nidec Corp.	100	7,612
SolarCity Corp. (c)	100	2,393

		10,005

Electronic Equipment, Instruments & Components—1.5%
CDW Corp.	44,077	1,766,606
Corning, Inc.	708,542	14,510,940
Fitbit, Inc., Class A (c)	100	1,222
Flextronics International Ltd. (c)	100	1,180
Ingram Micro, Inc., Class A	18,610	647,256
IPG Photonics Corp. (c)	100	8,000
LG Display Co., Ltd.	1,000	23,154
Murata Manufacturing Co., Ltd.	100	11,211
Samsung Electro-Mechanics Co., Ltd.	170	7,449
Tech Data Corp. (c)	6,855	492,532

		17,469,550

Health Care Equipment & Supplies—0.0%
Hoya Corp.	100	3,572

Household Durables—1.4%
Garmin Ltd.	368,819	15,645,302
Harman International Industries, Inc.	100	7,182

		15,652,484

Internet & Catalog Retail—10.3%
Amazon.com, Inc. (c)	145,592	104,188,547
Ctrip.com International Ltd. ADR (c)	100	4,120
Expedia, Inc.	40,100	4,262,630
Netflix, Inc. (c)	14,857	1,359,119
Priceline Group, Inc. (c)	7,515	9,381,801
Rakuten, Inc.	1,000	10,853
TripAdvisor, Inc. (c)	100	6,430
Vipshop Holdings Ltd. ADR (c)	100	1,117

		119,214,617

Internet Software & Services—19.1%
58.com, Inc. ADR (c)	100	4,589
Akamai Technologies, Inc. (c)	100	5,593
Alibaba Group Holding Ltd. ADR (c)	176,450	14,033,068
Alphabet, Inc., Class A (b)(c)	60,785	42,764,071

See accompanying Notes to Financial Statements	| June 30, 2016 |	Annual Report	75

Schedule of Investments

June 30, 2016

	Shares	Value
Alphabet, Inc., Class C (c)	52,217	$36,139,386
Baidu, Inc. ADR (c)	100	16,515
Cornerstone OnDemand, Inc. (c)	100	3,806
Criteo S.A. ADR (c)	450,678	20,695,134
eBay, Inc. (b)(c)	100	2,341
Facebook, Inc., Class A (c)	696,788	79,628,933
NAVER Corp.	100	61,951
NetEase, Inc. ADR	57,578	11,125,221
SINA Corp. (c)	100	5,187
Tencent Holdings Ltd.	734,600	16,870,619
Twitter, Inc. (c)	100	1,691
Yelp, Inc. (c)	100	3,036
Zillow Group, Inc., Class A (c)	100	3,665
Zillow Group, Inc., Class C (c)	200	7,256

		221,372,062

IT Services—16.6%
Accenture PLC, Class A	126,020	14,276,806
Alliance Data Systems Corp. (c)	100	19,592
Automatic Data Processing, Inc.	165,138	15,171,228
Cognizant Technology Solutions Corp., Class A (c)	68,903	3,944,008
Computer Sciences Corp.	113,504	5,635,474
Fidelity National Information Services, Inc.	206,480	15,213,446
Fiserv, Inc. (c)	105,185	11,436,765
Global Payments, Inc.	163,488	11,669,773
Mastercard, Inc., Class A	177,883	15,664,377
Paychex, Inc.	20,520	1,220,940
PayPal Holdings, Inc. (c)	124,472	4,544,473
Sabre Corp.	726,265	19,456,639
Tata Consultancy Services Ltd.	1,000	37,824
Total System Services, Inc.	263,217	13,979,455
Vantiv, Inc., Class A (c)	187,560	10,615,896
Visa, Inc., Class A (b)	663,868	49,239,090

		192,125,786

Media—2.1%
Comcast Corp., Class A	364,521	23,763,124

Professional Services—0.0%
Verisk Analytics, Inc., Class A (c)	100	8,108

Real Estate Investment Trust—0.7%
American Tower Corp.	65,817	7,477,469
CyrusOne, Inc.	9,080	505,393
Equinix, Inc.	1,225	474,969

		8,457,831

Semiconductors & Semiconductor Equipment—14.0%
Analog Devices, Inc.	100	5,664
Applied Materials, Inc.	1,227,160	29,415,025
Broadcom Ltd.	262,395	40,776,183
Infineon Technologies AG	141,585	2,049,641
Intel Corp.	100	3,280
KLA-Tencor Corp.	53,785	3,939,751
Lam Research Corp.	394,761	33,183,610
Marvell Technology Group Ltd.	666,030	6,347,266
Maxim Integrated Products, Inc.	87,440	3,120,734
MediaTek, Inc.	1,000	7,642
Microchip Technology, Inc.	256,642	13,027,148
Micron Technology, Inc. (b)(c)	197,695	2,720,283
NVIDIA Corp.	82,981	3,900,937

	Shares	Value
NXP Semiconductors NV (c)	100	$7,834
Qorvo, Inc. (c)	100	5,526
QUALCOMM, Inc.	231,892	12,422,454
SK Hynix, Inc.	1,000	28,457
Skyworks Solutions, Inc.	68,263	4,319,683
SunPower Corp. (c)	11,270	174,572
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,765	98,756
Teradyne, Inc.	100	1,969
Texas Instruments, Inc.	92,370	5,786,980

		161,343,395

Software—18.3%
Activision Blizzard, Inc.	335,733	13,305,099
Adobe Systems, Inc. (c)	162,834	15,597,869
Aspen Technology, Inc. (c)	100	4,024
Atlassian Corp. PLC, Class A (c)	10	259
Check Point Software Technologies Ltd. (c)	100	7,968
Electronic Arts, Inc. (c)	196,140	14,859,567
FireEye, Inc. (c)	100	1,647
Fortinet, Inc. (c)	24,838	784,633
Guidewire Software, Inc. (c)	96,115	5,936,062
Imperva, Inc. (c)	213,329	9,175,280
Intuit, Inc.	222,458	24,828,537
Microsoft Corp. (b)	552,596	28,276,337
NetSuite, Inc. (c)	100	7,280
Oracle Corp.	289,587	11,852,796
Paycom Software, Inc. (c)	268,804	11,615,021
Proofpoint, Inc. (c)	304,793	19,229,390
Red Hat, Inc. (c)	100	7,260
salesforce.com, Inc. (c)	461,843	36,674,953
ServiceNow, Inc. (c)	100	6,640
Sophos Group PLC	146,310	410,734
Splunk, Inc. (c)	100	5,418
Symantec Corp.	100	2,054
Tableau Software, Inc., Class A (c)	103,160	5,046,587
Workday, Inc., Class A (c)	107,290	8,011,344
Zendesk, Inc. (c)	214,990	5,671,436

		211,318,195

Technology Hardware, Storage & Peripherals—5.6%
Apple, Inc. (b)	315,149	30,128,244
Catcher Technology Co., Ltd.	1,000	7,456
Diebold, Inc.	100	2,483
EMC Corp.	316,795	8,607,320
FUJIFILM Holdings Corp.	100	3,880
Hewlett Packard Enterprise Co.	1,315,235	24,029,344
HP, Inc.	100	1,255
Lenovo Group Ltd.	447,000	271,702
NEC Corp.	16,000	37,278
NetApp, Inc.	37,200	914,748
Samsung Electronics Co., Ltd.	100	124,535
Western Digital Corp.	13,673	646,186

		64,774,431

Wireless Telecommunication Services—0.0%
T-Mobile U.S., Inc. (c)	100	4,327

Total Common Stock (cost—$852,585,694)		1,079,055,168

	Shares	Value
Exchange-Traded Funds—0.0%
iShares FTSE A50 China Index	1,000	$1,277
iShares MSCI Emerging Markets Index	100	3,436

Total Exchange-Traded Funds (cost—$5,748)		4,713

	Principal Amount (000s)
Repurchase Agreements—6.7%

State Street Bank and Trust Co., dated 6/30/16, 0.03%, due 7/1/16, proceeds $77,063,064; collateralized by U.S. Treasury Bonds, 3.125%, due 2/15/43, valued at $7,458,547 including accrued interest and U.S. Treasury Notes, 1.75%, due 5/15/23, valued at $71,147,844 including accrued interest

(cost—$77,063,000)	$77,063	77,063,000

	Contracts
Options Purchased (c)(d)— 0.1%
Call Options—0.1%
Microsoft Corp., strike price $52.50, expires 1/20/17 (cost—$1,565,200)	5,000	1,362,500

Total Investments, before options written and securities sold short (cost—$931,219,642)—100.1%		1,157,485,381

Options Written (c)(d)—(0.1)%
Put Options—(0.1)%
Microsoft Corp., strike price $43.00, expires 1/20/17 (premiums received—$2,403,086)	6,000	(756,000)

	Shares
Securities Sold Short—(3.4)%
Common Stock—(3.4)%
Communications Equipment—(0.1)%
F5 Networks, Inc. (c)	5,510	(627,258)

Internet Software & Services—(0.2)%
Box, Inc., Class A (c)	220,065	(2,275,472)

IT Services—(2.9)%
International Business Machines Corp.	224,205	(34,029,835)

Semiconductors & Semiconductor Equipment—(0.0)%
Advanced Micro Devices, Inc. (c)	6,035	(31,020)
Cypress Semiconductor Corp.	100	(1,055)

		(32,075)

76	Annual Report	| June 30, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2016

	Shares	Value
Software—(0.2)%
SAP SE ADR	40,940	$(3,071,319)

Total Securities Sold Short (proceeds received—$37,196,144)		(40,035,959)

Total Investments, net of options written and securities sold short (cost—$891,620,412) (a)—96.6%		1,116,693,422

Other assets less other liabilities—3.4%		39,589,953

Net Assets—100.0%		$1,156,283,375

Notes to Schedule of Investments:

(a) Securities (net of securities sold short) with an aggregate value of $19,976,847, representing 1.7% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) All or partial amount segregated for the benefit of the counterparty as collateral for securities sold short and options written.

(c) Non-income producing.

(d) Exchange traded-Chicago Board Options Exchange.

Glossary:

ADR—American Depositary Receipt

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

See accompanying Notes to Financial Statements	| June 30, 2016 |	Annual Report	77

Statements of Assets and Liabilities

June 30, 2016

	AllianzGI Emerging Markets Opportunities	AllianzGI Focused Growth	AllianzGI Global Natural Resources	AllianzGI Global Small-Cap
Assets:
Investments, at value	$238,880,914	$818,690,280	$44,391,378	$234,602,713
Cash	970	953	—	567
Foreign currency, at value	1,068,565	—	36	225,756
Dividends and interest receivable (net of foreign withholding taxes)	1,289,043	196,445	35,591	274,223
Receivable for Fund shares sold	210,304	1,179,850	43,407	55,316
Tax reclaims receivable	70,382	—	24,136	69,095
Investments in Affiliated Funds — Trustee Deferred Compensation Plan (see Note 4)	26,886	116,890	7,848	33,307
Receivable for investments sold	—	8,047,924	104,531	1,802,174
Unrealized appreciation of forward foreign currency contracts	—	—	—	8,789
Receivable for securities sold short expenses	—	—	—	—
Total Assets	241,547,064	828,232,342	44,606,927	237,071,940
Liabilities:
Payable for investments purchased	30	10,857,444	—	877,010
Payable for Fund shares redeemed	646,968	580,539	11,781	970,532
Payable to custodian for cash overdraft	—	—	101,195	—
Investment Advisory fees payable	164,926	300,661	25,660	178,658
Administration fees payable	62,742	252,652	15,057	79,030
Servicing fees payable	31,497	124,476	3,879	19,286
Trustees Deferred Compensation Plan payable (see Note 4)	26,886	116,890	7,848	33,307
Distribution fees payable	7,160	148,189	2,692	14,452
Options written, at value	—	—	367,954	—
Unrealized depreciation of forward foreign currency contracts	—	—	—	4,543
Total Liabilities	940,209	12,380,851	536,066	2,176,818
Net Assets	$240,606,855	$815,851,491	$44,070,861	$234,895,122
Net Assets Consist of:
Paid-in-capital	$319,576,349	$622,605,470	$59,202,022	$224,037,927
Undistributed (dividends in excess of) net investment income	2,239,967	(116,889)	161,033	(344,593)
Accumulated net realized gain (loss)	(98,844,937)	10,060,366	(18,116,082)	(18,651,262)
Net unrealized appreciation (depreciation)	17,635,476	183,302,544	2,823,888	29,853,050
Net Assets	$240,606,855	$815,851,491	$44,070,861	$234,895,122
Cost of Investments	$221,212,583	$635,387,736	$41,707,246	$204,700,558
Cost of Foreign Currency	$1,060,676	$—	$37	$223,271
Premiums Received for Options Written	$—	$—	$508,803	$—

78	Annual Report	| June 30, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Health Sciences	AllianzGI Income & Growth	AllianzGI Mid-Cap	AllianzGI NFJ Dividend Value	AllianzGI NFJ International Value

$185,482,262	$2,906,297,062	$282,661,047	$5,129,490,476	$1,087,646,666
80	1,901,690	918	184	345
—	—	—	—	517,059
149,733	20,886,189	84,845	3,339,912	4,830,452
12,573	5,381,091	4,019	4,098,442	1,449,266
98,269	4,844	—	262,279	596,236
29,291	189,111	32,953	1,511,756	344,258
—	7,962,071	—	30,864,040	5,055,295
—	—	—	—	—
37	—	—	—	—
185,772,245	2,942,622,058	282,783,782	5,169,567,089	1,100,439,577

2,191,231	14,911,920	—	20,454,400	4,317,210
176,430	9,218,643	280,271	15,429,837	8,015,588
—	—	—	—	—
121,625	1,549,042	109,860	1,920,847	563,499
60,654	894,902	91,000	1,326,355	375,658
37,611	444,753	51,779	273,583	76,267
29,291	189,111	32,953	1,511,756	344,258
8,435	714,209	106,046	643,717	76,371
—	1,278,418	—	—	—
—	—	—	—	—
2,625,277	29,200,998	671,909	41,560,495	13,768,851
$183,146,968	$2,913,421,060	$282,111,873	$5,128,006,594	$1,086,670,726

$183,767,336	$3,372,573,213	$242,244,848	$4,776,397,958	$1,753,478,510
(40,266)	(9,281,263)	(1,113,015)	(1,122,004)	2,807,881
(12,935,715)	15,131,178	7,383,152	18,963,684	(531,087,402)
12,355,613	(465,002,068)	33,596,888	333,766,956	(138,528,263)
$183,146,968	$2,913,421,060	$282,111,873	$5,128,006,594	$1,086,670,726
$173,118,527	$3,370,970,206	$249,064,159	$4,795,732,520	$1,226,078,298
$—	$—	$—	$—	$520,266
$—	$949,494	$—	$—	$—

See accompanying Notes to Financial Statements	| June 30, 2016 |	Annual Report	79

Statements of Assets and Liabilities (cont’d)

June 30, 2016

	AllianzGI Emerging Markets Opportunities	AllianzGI Focused Growth	AllianzGI Global Natural Resources	AllianzGI Global Small-Cap
Net Assets:
Class A	$143,676,991	$357,077,459	$14,174,872	$68,624,872
Class C	11,862,580	230,431,592	4,199,548	23,055,241
Class R	—	17,877,071	—	—
Class P	20,261,983	35,024,633	8,024,612	20,921,267
Institutional Class	64,784,656	155,976,870	17,671,829	122,293,742
Class R6	20,645	11,564,014	—	—
Administrative Class	—	7,899,852	—	—
Shares Issued and Outstanding:
Class A	6,358,690	8,768,253	966,187	1,666,277
Class C	536,909	7,912,456	304,882	622,547
Class R	—	563,832	—	—
Class P	911,321	1,098,714	539,999	482,549
Institutional Class	2,848,353	4,156,394	1,179,170	2,802,971
Class R6	910	308,111	—	—
Administrative Class	—	222,634	—	—
Net Asset Value and Redemption Price Per Share: *
Class A	$22.60	$40.72	$14.67	$41.18
Class C	22.09	29.12	13.77	37.03
Class R	—	31.71	—	—
Class P	22.23	31.88	14.86	43.36
Institutional Class	22.74	37.53	14.99	43.63
Class R6	22.69	37.53	—	—
Administrative Class	—	35.48	—	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

80	Annual Report	| June 30, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Health Sciences	AllianzGI Income & Growth	AllianzGI Mid-Cap	AllianzGI NFJ Dividend Value	AllianzGI NFJ International Value

$167,724,071	$1,009,541,864	$86,223,559	$814,992,238	$258,428,918
13,446,356	1,159,302,767	162,104,299	347,825,294	83,722,023
—	2,261,384	2,195,136	157,199,285	13,914,841
—	560,425,336	2,008,607	1,057,862,816	350,744,502
1,976,541	181,889,709	29,092,284	2,233,140,223	309,622,131
—	—	—	128,993,999	55,751,269
—	—	487,988	387,992,739	14,487,042

6,038,940	93,506,670	25,340,572	51,778,915	15,832,096
600,320	114,728,587	54,790,717	21,929,796	5,204,951
—	209,432	651,564	10,012,582	851,304
—	50,900,565	533,234	66,824,885	21,392,542
70,767	16,394,617	7,691,821	141,135,559	18,860,432
—	—	—	8,163,984	3,403,030
—	—	137,075	24,368,442	884,882

$27.77	$10.80	$3.40	$15.74	$16.32
22.40	10.10	2.96	15.86	16.09
—	10.80	3.37	15.70	16.35
—	11.01	3.77	15.83	16.40
27.93	11.09	3.78	15.82	16.42
—	—	—	15.80	16.38
—	—	3.56	15.92	16.37

See accompanying Notes to Financial Statements	| June 30, 2016 |	Annual Report	81

Statements of Assets and Liabilities (cont’d)

June 30, 2016

	AllianzGI NFJ Large-Cap Value	AllianzGI NFJ Mid-Cap Value	AllianzGI NFJ Small-Cap Value	AllianzGI Small-Cap Blend
Assets:
Investments, at value	$403,913,118	$618,017,232	$3,903,535,277	$75,307,412
Investments in Affiliates, at value	—	—	54,845,136	—
Cash	368	31,511	184,929	163
Foreign currency, at value	—	—	228,755	—
Dividends and interest receivable (net of foreign withholding taxes)	560,595	1,027,676	8,098,057	65,858
Receivable for investments sold	225,405	3,838,226	73,462,226	2,886,906
Deposits with brokers for derivatives collateral	—	—	—	—
Receivable for Fund shares sold	150,221	894,956	2,278,444	282
Tax reclaims receivable	21,231	—	—	—
Investments in Affiliated Funds — Trustee Deferred Compensation Plan (see Note 4)	169,161	203,737	1,143,986	2,577
Total Assets	405,040,099	624,013,338	4,043,776,810	78,263,198
Liabilities:
Payable for investments purchased	—	1,484,164	12,254,323	2,805,400
Payable for Fund shares redeemed	619,227	1,239,132	24,136,642	101,798
Payable for securities sold short expenses	—	—	—	—
Dividends payable on securities sold short	—	—	—	—
Securities sold short, at value	—	—	—	—
Options written, at value	—	—	—	—
Investment Advisory fees payable	171,564	284,357	2,004,116	40,388
Distribution fees payable	50,891	110,786	597,736	22,675
Servicing fees payable	48,827	113,233	266,696	14,297
Administration fees payable	135,090	201,812	899,906	24,630
Trustees Deferred Compensation Plan payable (see Note 4)	169,161	203,737	1,143,986	2,577
Accrued expenses and other liabilities	—	—	—	124
Total Liabilities	1,194,760	3,637,221	41,303,405	3,011,889
Net Assets	$403,845,339	$620,376,117	$4,002,473,405	$75,251,309
Net Assets Consist of:
Paid-in-capital	$685,393,619	$546,586,330	$3,700,618,357	$73,597,820
Undistributed (dividends in excess of) net investment income	(169,162)	2,095,837	23,653,593	(117,419)
Accumulated net realized gain (loss)	(315,060,793)	(13,640,839)	61,247,379	(5,325,239)
Net unrealized appreciation	33,681,675	85,334,789	216,954,076	7,096,147
Net Assets	$403,845,339	$620,376,117	$4,002,473,405	$75,251,309
Cost of Investments	$370,231,443	$532,520,593	$3,666,918,836	$68,183,902
Cost of Investments in Affiliates	$—	$—	$60,061,095	$—
Cost of Foreign Currency	$—	$—	$228,567	$—
Proceeds Received on Securities Sold Short	$—	$—	$—	$—
Premiums Received for Options Written	$—	$—	$—	$—

82	Annual Report	| June 30, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Technology

$1,157,485,381
—
883
8,008,589
348,045
74,299,101
17
1,060,304
12,879
229,269
1,241,444,468

34,151,830
8,290,754
274,028
11
40,035,959
756,000
889,363
81,629
110,560
341,690
229,269
—
85,161,093
$1,156,283,375

$919,308,516
(3,809,530)
15,864,629
224,919,760
$1,156,283,375
$931,219,642
$—
$8,158,373
$37,196,144
$2,403,086

See accompanying Notes to Financial Statements	| June 30, 2016 |	Annual Report	83

Statements of Assets and Liabilities (cont’d)

June 30, 2016

	AllianzGI NFJ Large-Cap Value	AllianzGI NFJ Mid-Cap Value	AllianzGI NFJ Small-Cap Value	AllianzGI Small-Cap Blend
Net Assets:
Class A	$150,436,467	$363,165,711	$1,037,525,702	$32,660,549
Class C	79,757,514	173,304,339	175,138,707	36,606,825
Class R	7,200,174	6,968,953	64,707,243	—
Class P	14,197,415	17,268,312	58,555,545	3,246,422
Institutional Class	150,908,610	55,877,039	1,800,472,096	2,737,513
Class R6	—	—	371,453,389	—
Administrative Class	1,345,159	3,791,763	494,620,723	—
Shares Issued and Outstanding:
Class A	7,397,329	14,902,452	49,824,750	1,954,086
Class C	3,890,112	8,484,262	9,207,591	2,221,575
Class R	351,096	327,810	2,958,195	—
Class P	690,675	851,990	2,575,465	193,544
Institutional Class	7,443,626	2,159,466	78,813,833	162,542
Class R6	—	—	16,297,716	—
Administrative Class	65,261	151,183	23,801,129	—
Net Asset Value and Redemption Price Per Share:*
Class A	$20.34	$24.37	$20.82	$16.71
Class C	20.50	20.43	19.02	16.48
Class R	20.51	21.26	21.87	—
Class P	20.56	20.27	22.74	16.77
Institutional Class	20.27	25.88	22.84	16.84
Class R6	—	—	22.79	—
Administrative Class	20.61	25.08	20.78	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

84	Annual Report	| June 30, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Technology

$417,305,585
112,423,199
—
44,880,752
518,760,672
—
62,913,167

8,690,166
2,825,450
—
866,577
9,896,283
—
1,253,943

$48.03
39.80
—
51.80
52.43
—
50.18

See accompanying Notes to Financial Statements	| June 30, 2016 |	Annual Report	85

Statements of Operations

Year ended June 30, 2016

	AllianzGI Emerging Markets Opportunities	AllianzGI Focused Growth	AllianzGI Global Natural Resources	AllianzGI Global Small-Cap
Investment Income:
Dividends, net of foreign withholding taxes*	$6,711,557	$9,713,663	$773,402	$3,005,299
Interest	464	8,392	169	1,332
Miscellaneous	198	—	—	—
Total Investment Income	6,712,219	9,722,055	773,571	3,006,631
Expenses:
Investment advisory	1,864,846	3,344,079	311,684	2,099,836
Administration	1,016,713	2,827,185	179,316	945,533
Distribution — Class B†	—	3,936	—	1,076
Distribution — Class C	93,066	1,702,483	30,378	184,980
Distribution — Class R	—	40,045	—	—
Servicing — Class A	241,753	813,431	30,528	168,282
Servicing — Class B†	—	1,312	—	359
Servicing — Class C	31,022	567,494	10,126	61,660
Servicing — Class D†	69,188	14,867	2,595	27,513
Servicing — Class R	—	40,045	—	—
Distribution and/or servicing — Administrative Class	—	17,716	—	—
Trustees	17,364	64,437	4,414	20,244
Legal	1,721	4,404	1,023	1,727
Loan interest	—	—	—	—
Excise tax	—	—	—	—
Dividends on securities sold short	—	—	—	—
Securities sold short	—	—	—	—
Proxy	131	690	51	207
Line of credit commitment	1,812	6,105	354	1,928
Miscellaneous	5,397	2,422	5,170	2,471
Total Expenses	3,343,013	9,450,651	575,639	3,515,816
Less: Investment Advisory/Administration waived	(248,066)	—	—	—
Net Expenses	3,094,947	9,450,651	575,639	3,515,816
Net Investment Income (Loss)	3,617,272	271,404	197,932	(509,185)
†	Class B shares and Class D shares converted to Class A shares at the close of business on December 4, 2015 and November 13, 2015, respectively. See Note 10(a) in the Notes to Financial Statements.

86	Annual Report	| June 30, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Health Sciences	AllianzGI Income & Growth	AllianzGI Mid-Cap	AllianzGI NFJ Dividend Value	AllianzGI NFJ International Value

$2,407,906	$34,274,866	$2,548,919	$214,892,353	$56,950,402
1,216	80,509,952	106	11,181	2,318
—	209,345	—	—	8
2,409,122	114,994,163	2,549,025	214,903,534	56,952,728

1,598,856	19,182,599	1,374,832	28,330,890	10,503,149
798,013	11,022,495	1,139,395	19,157,673	7,058,407
1,112	—	825	11,052	—
132,566	8,759,183	1,254,943	2,823,579	853,076
—	5,525	5,923	455,503	43,268
309,146	2,365,120	223,887	2,623,752	877,325
371	—	275	3,684	—
44,189	2,919,728	418,314	941,193	284,359
142,400	59,532	1,469	184,176	59,644
—	5,525	5,923	455,503	43,268
—	—	1,300	1,247,188	39,550
18,964	267,165	26,983	641,065	193,571
1,747	16,509	2,068	36,126	10,899
—	—	—	2,875	2,775
—	1,541,360	—	—	—
4,456	—	—	—	—
16,745	—	—	—	—
179	2,710	344	9,539	3,136
1,568	23,776	2,308	48,210	12,901
2,910	4,705	5,665	16,531	25,539
3,073,222	46,175,932	4,464,454	56,988,539	20,010,867
—	(98,515)	—	(12,480)	(459,745)
3,073,222	46,077,417	4,464,454	56,976,059	19,551,122
(664,100)	68,916,746	(1,915,429)	157,927,475	37,401,606

See accompanying Notes to Financial Statements	| June 30, 2016 |	Annual Report	87

Statements of Operations (cont’d)

Year ended June 30, 2016

	AllianzGI Emerging Markets Opportunities	AllianzGI Focused Growth	AllianzGI Global Natural Resources	AllianzGI Global Small-Cap
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(36,327,867)	$25,510,848	$(14,690,133)	$(9,490,523)
Securities sold short	—	—	—	—
Options written	—	—	3,349,820	—
Foreign currency transactions	(292,027)	—	(17,981)	(58,579)
Net change in unrealized appreciation/depreciation of:
Investments	8,008,235	(14,480,506)	3,328,149	(10,639,967)
Investments in Affiliates	—	—	—	(794,865)
Options written	—	—	(38,980)	—
Foreign currency transactions	12,738	—	42	27
Net realized and change in unrealized gain (loss)	(28,598,921)	11,030,342	(8,069,083)	(20,983,907)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$(24,981,649)	$11,301,746	$(7,871,151)	$(21,493,092)
* Foreign withholding taxes	$930,557	$—	$59,836	$179,819

88	Annual Report	| June 30, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Health Sciences	AllianzGI Income & Growth	AllianzGI Mid-Cap	AllianzGI NFJ Dividend Value	AllianzGI NFJ International Value

$8,485,944	$155,184,485	$11,926,973	$385,959,978	$(356,852,064)
270,708	—	—	—	—
—	(3,273,892)	—	—	—
(14,515)	—	—	—	(1,130,114)

(33,598,883)	(297,521,014)	(16,028,503)	(873,890,831)	(198,558,481)
—	—	—	—	21,044,708
—	(194,850)	—	—	—
(732)	—	—	—	(15,560)
(24,857,478)	(145,805,271)	(4,101,530)	(487,930,853)	(535,511,511)
$(25,521,578)	$(76,888,525)	$(6,016,959)	$(330,003,378)	$(498,109,905)
$47,213	$61,244	$2,568	$5,320,126	$5,663,998

See accompanying Notes to Financial Statements	| June 30, 2016 |	Annual Report	89

Statements of Operations (cont’d)

Year ended June 30, 2016

	AllianzGI NFJ Large-Cap Value	AllianzGI NFJ Mid-Cap Value	AllianzGI NFJ Small-Cap Value	AllianzGI Small-Cap Blend
Investment Income:
Interest	$314	$2,666	$29,741	$178
Dividends, net of foreign withholding taxes*	15,761,271	20,282,302	137,837,892	1,133,387
Dividends from investments in Affiliates*	—	—	9,711,966	—
Total Investment Income	15,761,585	20,284,968	147,579,599	1,133,565
Expenses:
Investment advisory	2,419,938	3,719,573	28,564,835	513,491
Administration	1,882,099	2,545,577	14,224,179	312,912
Distribution — Class B†	2,242	3,993	12,879	—
Distribution — Class C	627,809	1,344,059	1,529,915	287,582
Distribution—Class R	18,676	21,933	187,204	—
Servicing — Class A	371,620	933,322	3,156,160	85,581
Servicing — Class B†	747	1,331	4,293	—
Servicing — Class C	209,270	448,020	509,972	95,861
Servicing — Class D†	32,913	9,971	70,069	596
Servicing — Class R	18,676	21,933	187,204	—
Distribution and/or servicing — Administrative Class	3,718	10,343	1,529,037	—
Legal	3,465	4,036	27,155	919
Loan Interest	—	—	—	—
Dividends on securities sold short	—	—	—	—
Trustees	52,252	62,668	484,836	7,575
Securities sold short	—	—	—	—
Proxy	799	818	7,733	109
Line of credit commitment	4,260	5,164	36,582	622
Miscellaneous	4,866	2,427	9,670	2,293
Total Expenses	5,653,350	9,135,168	50,541,723	1,307,541
Less: Investment Advisory/Administration waived	—	—	(2,235,179)	(36,162)
Net Expenses	5,653,350	9,135,168	48,306,544	1,271,379
Net Investment Income (Loss)	10,108,235	11,149,800	99,273,055	(137,814)
†	Class B shares and Class D shares converted to Class A shares at the close of business on December 4, 2015 and November 13, 2015, respectively. See Note 10(a) in the Notes to Financial Statements.

90	Annual Report	| June 30, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Technology

$12,704
11,307,132
—
11,319,836

11,553,646
4,414,115
2,659
899,039
—
997,036
886
299,680
142,390
—
168,673
7,574
3,236
1,122,163
118,967
200,926
1,352
10,298
11,759
19,954,399
—
19,954,399
(8,634,563)

See accompanying Notes to Financial Statements	| June 30, 2016 |	Annual Report	91

Statements of Operations (cont’d)

Year ended June 30, 2016

	AllianzGI NFJ Large-Cap Value	AllianzGI NFJ Mid-Cap Value	AllianzGI NFJ Small-Cap Value	AllianzGI Small-Cap Blend
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$48,317,600	$(1,499,924)	$82,391,337	$(4,654,364)
Investments in Affiliates	—	—	37,014,243	—
Securities sold short	—	—	—	—
Futures contracts	—	—	—	—
Options written	—	—	—	—
Foreign currency transactions	—	(122,469)	(135,737)	—
Net change in unrealized appreciation/depreciation of:
Investments	(80,758,421)	(25,240,677)	(447,162,015)	(959,371)
Investments in Affiliates	—	—	(126,336,632)	(174,126)
Securities sold short	—	—	—	—
Options written	—	—	—	—
Foreign currency transactions	—	144,888	4,478	—
Net realized and change in unrealized loss	(32,440,821)	(26,718,182)	(454,224,326)	(5,787,861)
Net Decrease in Net Assets Resulting from Investment Operations	$(22,332,586)	$(15,568,382)	$(354,951,271)	$(5,925,675)
* Foreign withholding taxes	$215,413	$214,627	$666,821	$219

92	Annual Report	| June 30, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Technology

$39,020,877
—
1,273,245
5,569,413
13,287,009
(271,717)

(92,074,343)
249,102
(2,191,226)
(2,542,251)
(235,267)
(37,915,158)
$(46,549,721)
$45,154

See accompanying Notes to Financial Statements	| June 30, 2016 |	Annual Report	93

Statements of Changes in Net Assets

	AllianzGI Emerging Markets Opportunities		AllianzGI Focused Growth

	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2016	Year ended June 30, 2015
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$3,617,272	$1,692,321	$271,404	$(1,724,682)
Net realized gain (loss)	(36,619,894)	2,790,002	25,510,848	63,823,752
Net change in unrealized appreciation/depreciation	8,020,973	(8,842,318)	(14,480,506)	7,626,445
Net increase (decrease) in net assets resulting from investment operations	(24,981,649)	(4,359,995)	11,301,746	69,725,515
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(1,639,003)	(342,236)	—	(1,175,303)
Class B†	—	—	—	(1)
Class C	(6)	(69,162)	—	(55,288)
Class D†	—	(376,314)	—	(81,114)
Class R	—	—	—	(64,419)
Class P	(154,177)	(64,761)	—	(151,448)
Institutional Class	(752,051)	(1,036,641)	—	(970,094)
Class R6	(139)	—	—	—
Administrative Class	—	—	—	(41,926)
Net realized capital gains:
Class A	—	—	(20,940,515)	(23,275,914)
Class B†	—	—	—	(195,200)
Class C	—	—	(19,472,210)	(24,162,384)
Class D†	—	—	—	(1,368,336)
Class R	—	—	(1,247,122)	(1,633,435)
Class P	—	—	(1,806,243)	(1,651,324)
Institutional Class	—	—	(9,029,827)	(9,502,632)
Administrative Class	—	—	(532,084)	(560,098)
Total dividends and distributions to shareholders	(2,545,376)	(1,889,114)	(53,028,001)	(64,888,916)
Fund Share Transactions:
Net proceeds from the sale of shares	358,844,348	76,954,626	271,160,995	108,154,571
Issued in reinvestment of dividends and distributions	2,311,749	1,755,726	47,127,047	57,667,647
Cost of shares redeemed	(238,649,068)	(54,462,274)	(161,985,118)	(126,141,366)
Net increase (decrease) from Fund share transactions	122,507,029	24,248,078	156,302,924	39,680,852
Total increase (decrease) in net assets	94,980,004	17,998,969	114,576,669	44,517,451
Net Assets:
Beginning of year	145,626,851	127,627,882	701,274,822	656,757,371
End of year*	$240,606,855	$145,626,851	$815,851,491	$701,274,822
* Including undistributed (dividends in excess of) net investment income of:	$2,239,967	$1,471,791	$(116,889)	$(840,016)

†	Class B shares and Class D shares converted to Class A shares at the close of business on December 4, 2015 and November 13, 2015, respectively. See Note 10(a) in the Notes to Financial Statements.

94	Annual Report	| June 30, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Global Natural Resources		AllianzGI Global Small-Cap		AllianzGI Health Sciences

Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2016	Year ended June 30, 2015

$197,932	$253,454	$(509,185)	$(797,543)	$(664,100)	$(1,483,809)
(11,358,294)	409,998	(9,549,102)	7,659,951	8,742,137	33,458,960
3,289,211	(11,478,266)	(11,434,805)	2,783,933	(33,599,615)	18,077,400
(7,871,151)	(10,814,814)	(21,493,092)	9,646,341	(25,521,578)	50,052,551

(69,268)	(5)	—	—	—	—
—	—	—	—	—	—
(3)	(20)	—	—	—	—
—	(2)	—	—	—	—
—	—	—	—	—	—
(28,985)	(4,800)	—	—	—	—
(147,321)	(52,697)	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	(34,885,714)	(4,341,823)
—	—	—	—	—	(76,395)
—	—	—	—	(4,525,061)	(2,400,557)
—	—	—	—	—	(17,978,780)
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	(245,664)	—
—	—	—	—	—	—
(245,577)	(57,524)	—	—	(39,656,439)	(24,797,555)

30,740,761	34,154,824	135,938,094	99,688,782	187,106,484	47,198,922
210,578	55,034	—	—	37,768,485	23,758,565
(36,640,306)	(18,128,475)	(100,741,017)	(87,308,631)	(200,781,191)	(32,489,123)
(5,688,967)	16,081,383	35,197,077	12,380,151	24,093,778	38,468,364
(13,805,695)	5,209,045	13,703,985	22,026,492	(41,084,239)	63,723,360

57,876,556	52,667,511	221,191,137	199,164,645	224,231,207	160,507,847
$44,070,861	$57,876,556	$234,895,122	$221,191,137	$183,146,968	$224,231,207
$161,033	$226,659	$(344,593)	$(483,990)	$(40,266)	$(811,807)

See accompanying Notes to Financial Statements	| June 30, 2016 |	Annual Report	95

Statements of Changes in Net Assets (cont’d)

	AllianzGI Income & Growth		AllianzGI Mid-Cap

	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2016	Year ended June 30, 2015
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$68,916,746	$53,725,092	$(1,915,429)	$(2,554,680)
Net realized gain (loss)	151,910,593	152,049,432	11,926,973	35,444,772
Net change in unrealized appreciation/depreciation	(297,715,864)	(161,858,190)	(16,028,503)	(9,593,953)
Net increase (decrease) in net assets resulting from investment operations	(76,888,525)	43,916,334	(6,016,959)	23,296,139
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(31,947,203)	(17,469,425)	—	—
Class B†	—	—	—	—
Class C	(38,008,351)	(21,517,690)	—	—
Class D†	(464,822)	(1,227,036)	—	—
Class R	(70,257)	(79,102)	—	—
Class P	(20,850,465)	(12,804,936)	—	—
Institutional Class	(6,145,262)	(3,693,718)	—	—
Class R6	—	—	—	—
Administrative Class	—	—	—	—
Net realized capital gains:
Class A	(58,013,401)	(53,386,819)	(5,553,516)	(13,741,186)
Class B†	—	—	—	(89,209)
Class C	(75,989,109)	(71,917,628)	(11,551,402)	(28,213,813)
Class D†	(1,402,465)	(3,695,254)	—	(231,838)
Class R	(133,994)	(213,783)	(155,213)	(363,544)
Class P	(37,828,375)	(37,997,341)	(108,395)	(265,150)
Institutional Class	(10,810,600)	(10,886,026)	(1,583,592)	(4,149,780)
Administrative Class	—	—	(30,180)	(61,058)
Total dividends and distributions to shareholders	(281,664,304)	(234,888,758)	(18,982,298)	(47,115,578)
Fund Share Transactions:
Net proceeds from the sale of shares	1,043,722,635	1,327,476,420	30,660,872	16,953,965
Issued in reinvestment of dividends and distributions	233,926,038	194,511,555	16,104,792	39,883,850
Cost of shares redeemed	(1,033,082,108)	(761,709,847)	(53,183,156)	(60,905,622)
Net increase (decrease) from Fund share transactions	244,566,565	760,278,128	(6,417,492)	(4,067,807)
Total increase (decrease) in net assets	(113,986,264)	569,305,704	(31,416,749)	(27,887,246)
Net Assets:
Beginning of year	3,027,407,324	2,458,101,620	313,528,622	341,415,868
End of year*	$2,913,421,060	$3,027,407,324	$282,111,873	$313,528,622
* Including undistributed (dividends in excess of) net investment income of:	$(9,281,263)	$4,479,716	$(1,113,015)	$(1,419,882)

†	Class B shares and Class D shares converted to Class A shares at the close of business on December 4, 2015 and November 13, 2015, respectively. See Note 10(a) in the Notes to Financial Statements.

96	Annual Report	| June 30, 2016 |	See accompanying Notes to Financial Statements

AllianzGI NFJ Dividend Value		AllianzGI NFJ International Value

Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2016	Year ended June 30, 2015

$157,927,475	$186,166,771	$37,401,606	$58,140,896
385,959,978	966,411,263	(357,982,178)	19,745,196
(873,890,831)	(1,174,448,894)	(177,529,333)	(328,689,473)
(330,003,378)	(21,870,860)	(498,109,905)	(250,803,381)

(24,710,726)	(30,043,283)	(9,575,339)	(15,015,402)
(7,283)	(59,587)	—	—
(6,901,596)	(5,633,983)	(2,760,789)	(3,234,284)
(971,081)	(4,507,751)	(632,248)	(2,398,536)
(4,060,274)	(4,211,400)	(454,703)	(564,621)
(32,696,572)	(36,421,774)	(13,424,974)	(19,688,357)
(71,554,492)	(89,139,151)	(20,442,300)	(35,369,016)
(4,406,788)	(2,034,427)	(1,947,437)	(1,303,495)
(12,141,860)	(14,348,871)	(462,654)	(527,149)

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
(157,450,672)	(186,400,227)	(49,700,444)	(78,100,860)

1,225,385,625	2,003,920,720	391,993,358	1,029,116,704
133,516,625	161,953,892	38,564,775	62,503,532
(3,689,548,774)	(3,355,957,385)	(1,362,956,124)	(1,369,954,214)
(2,330,646,524)	(1,190,082,773)	(932,397,991)	(278,333,978)
(2,818,100,574)	(1,398,353,860)	(1,480,208,340)	(607,238,219)

7,946,107,168	9,344,461,028	2,566,879,066	3,174,117,285
$5,128,006,594	$7,946,107,168	$1,086,670,726	$2,566,879,066
$(1,122,004)	$(1,598,807)	$2,807,881	$15,996,422

See accompanying Notes to Financial Statements	| June 30, 2016 |	Annual Report	97

Statements of Changes in Net Assets (cont’d)

	AllianzGI NFJ Large-Cap Value		AllianzGI NFJ Mid-Cap Value

	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2016	Year ended June 30, 2015
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$10,108,235	$12,679,771	$11,149,800	$8,220,914
Net realized gain (loss)	48,317,600	126,455,813	(1,622,393)	112,748,394
Net change in unrealized appreciation/depreciation	(80,758,421)	(113,548,492)	(25,095,789)	(102,465,161)
Net increase (decrease) in net assets resulting from investment operations	(22,332,586)	25,587,092	(15,568,382)	18,504,147
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,890,475)	(2,429,831)	(5,013,613)	(6,146,306)
Class B†	(1,124)	(6,327)	—	(14,558)
Class C	(789,497)	(615,519)	(1,649,030)	(2,199,409)
Class D†	(138,704)	(606,972)	—	(186,512)
Class R	(116,083)	(120,559)	(142,013)	(202,001)
Class P	(333,971)	(375,446)	(311,005)	(332,618)
Institutional Class	(6,059,384)	(8,631,455)	(1,007,067)	(1,492,264)
Class R6	—	—	—	—
Administrative Class	(29,228)	(16,981)	(56,641)	(77,964)
Net realized capital gains:
Class A	—	—	(10,929,725)	—
Class B†	—	—	—	—
Class C	—	—	(6,185,515)	—
Class D†	—	—	—	—
Class R	—	—	(344,923)	—
Class P	—	—	(527,528)	—
Institutional Class	—	—	(1,773,882)	—
Class R6	—	—	—	—
Administrative Class	—	—	(114,827)	—
Total dividends and distributions to shareholders	(10,358,466)	(12,803,090)	(28,055,769)	(10,651,632)
Fund Share Transactions:
Net proceeds from the sale of shares	88,095,613	84,166,148	52,146,930	66,025,492
Issued in reorganization	—	—	—	—
Issued in reinvestment of dividends and distributions	9,753,857	12,190,499	25,123,521	9,580,071
Cost of shares redeemed	(278,921,726)	(271,145,060)	(157,210,778)	(147,412,360)
Net increase (decrease) from Fund share transactions	(181,072,256)	(174,788,413)	(79,940,327)	(71,806,797)
Total increase (decrease) in net assets	(213,763,308)	(162,004,411)	(123,564,478)	(63,954,282)
Net Assets:
Beginning of year	617,608,647	779,613,058	743,940,595	807,894,877
End of year*	$403,845,339	$617,608,647	$620,376,117	$743,940,595
* Including undistributed (dividends in excess of) net investment income of:	$(169,162)	$25,530	$2,095,837	$1,365,825

†	Class B shares and Class D shares converted to Class A shares at the close of business on December 4, 2015 and November 13, 2015, respectively. See Note 10(a) in the Notes to Financial Statements.

98	Annual Report	| June 30, 2016 |	See accompanying Notes to Financial Statements

AllianzGI NFJ Small-Cap Value		AllianzGI Small-Cap Blend		AllianzGI Technology

Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2016	Year ended June 30, 2015

$99,273,055	$108,239,675	$(137,814)	$81,126	$(8,634,563)	$(10,733,953)
119,269,843	1,079,898,958	(4,654,364)	1,656,545	58,878,827	242,181,914
(573,494,169)	(1,469,229,989)	(1,133,497)	2,545,091	(96,793,985)	(100,209,994)
(354,951,271)	(281,091,356)	(5,925,675)	4,282,762	(46,549,721)	131,237,967

(22,285,355)	(48,375,001)	(192,677)	(264)	—	—
—	(128,953)	—	—	—	—
(2,047,603)	(5,784,572)	(23)	(1)	—	—
—	(2,523,912)	—	(456)	—	—
(942,670)	(2,408,701)	—	—	—	—
(1,444,499)	(3,238,075)	(29,713)	(55)	—	—
(42,984,949)	(91,325,488)	(17,465)	(35,853)	—	—
(6,549,902)	(2,277,892)	—	—	—	—
(11,925,925)	(25,216,077)	—	—	—	—

(181,056,135)	(408,522,525)	(1,018,219)	(4,603)	(72,593,106)	(56,977,484)
—	(1,661,594)	—	—	—	(257,636)
(30,637,777)	(67,989,591)	(1,132,062)	(2,566)	(22,055,298)	(24,783,564)
—	(22,199,902)	—	(3,527)	—	(28,953,145)
(9,797,530)	(23,216,837)	—	—	—	—
(10,403,386)	(25,219,014)	(98,359)	(569)	(7,880,086)	(8,243,450)
(279,607,055)	(670,655,491)	(90,460)	(299,518)	(82,450,410)	(93,920,470)
(37,936,981)	(15,217,478)	—	—	—	—
(85,724,918)	(204,451,227)	—	—	(9,937,362)	(11,362,755)
(723,344,685)	(1,620,412,330)	(2,578,978)	(347,412)	(194,916,262)	(224,498,504)

867,849,081	1,177,488,985	6,372,465	1,879,409	446,396,653	285,977,565
—	—	—	88,275,532	—	—
670,152,156	1,495,907,228	2,304,409	347,412	185,350,087	212,221,123
(2,513,644,690)	(2,660,726,182)	(17,006,279)	(8,809,010)	(608,680,605)	(315,817,299)
(975,643,453)	12,670,031	(8,329,405)	81,693,343	23,066,135	182,381,389
(2,053,939,409)	(1,888,833,655)	(16,834,058)	85,628,693	(218,399,848)	89,120,852

6,056,412,814	7,945,246,469	92,085,367	6,456,674	1,374,683,223	1,285,562,371
$4,002,473,405	$6,056,412,814	$75,251,309	$92,085,367	$1,156,283,375	$1,374,683,223
$23,653,593	$41,758,661	$(117,419)	$58,549	$(3,809,530)	$(7,912,591)

See accompanying Notes to Financial Statements	| June 30, 2016 |	Annual Report	99

Financial Highlights

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value, End of Period
AllianzGI Emerging Markets Opportunities:
Class A
6/30/2016	$25.90	$0.34	$(3.39)	$(3.05)	$(0.25)	$22.60
6/30/2015	27.00	0.35	(1.10)	(0.75)	(0.35)	25.90
6/30/2014	23.96	0.30	3.06	3.36	(0.32)	27.00
6/30/2013	22.76	0.31	1.20	1.51	(0.31)	23.96
6/30/2012	28.17	0.39	(5.68)	(5.29)	(0.12)	22.76
Class C
6/30/2016	$25.21	$0.22	$(3.34)	$(3.12)	$— (c)	$22.09
6/30/2015	26.25	0.14	(1.07)	(0.93)	(0.11)	25.21
6/30/2014	23.28	0.11	2.97	3.08	(0.11)	26.25
6/30/2013	22.15	0.11	1.17	1.28	(0.15)	23.28
6/30/2012	27.48	0.20	(5.53)	(5.33)	— (c)	22.15
Class P
6/30/2016	$25.44	$0.46	$(3.40)	$(2.94)	$(0.27)	$22.23
6/30/2015	26.63	0.42	(1.11)	(0.69)	(0.50)	25.44
6/30/2014	23.63	0.38	2.99	3.37	(0.37)	26.63
6/30/2013	22.43	0.36	1.19	1.55	(0.35)	23.63
6/30/2012	27.95	0.40	(5.60)	(5.20)	(0.32)	22.43
Institutional Class
6/30/2016	$25.95	$0.44	$(3.42)	$(2.98)	$(0.23)	$22.74
6/30/2015	27.11	0.43	(1.11)	(0.68)	(0.48)	25.95
6/30/2014	24.10	0.39	3.07	3.46	(0.45)	27.11
6/30/2013	22.85	0.38	1.23	1.61	(0.36)	24.10
6/30/2012	28.30	0.45	(5.69)	(5.24)	(0.21)	22.85
Class R6
12/14/2015* - 6/30/2016	$21.21	$0.31	$1.47	$1.78	$(0.30)	$22.69

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Less than $(0.01) per share.
(d)	Annualized, unless otherwise noted.

100	Annual Report	| June 30, 2016 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

(11.73)%	$143,677	1.48%		1.62%		1.59%		85%
(2.76)	28,690	1.67		1.67		1.30		99
14.12	29,361	1.67		1.67		1.21		120
6.61	34,563	1.67		1.67		1.22		102
(18.84)	40,076	1.67		1.69		1.62		206

(12.38)%	$11,862	2.27%		2.37%		1.02%		85%
(3.53)	15,069	2.42		2.42		0.53		99
13.26	18,170	2.42		2.42		0.44		120
5.84	20,746	2.42		2.42		0.47		102
(19.47)	24,985	2.42		2.44		0.85		206

(11.51)%	$20,262	1.26%		1.37%		2.11%		85%
(2.53)	12,229	1.42		1.42		1.63		99
14.38	2,066	1.42		1.42		1.54		120
6.90	2,594	1.42		1.42		1.46		102
(18.65)	3,598	1.42		1.44		1.71		206

(11.41)%	$64,785	1.17%		1.27%		2.00%		85%
(2.45)	62,339	1.32		1.32		1.60		99
14.51	56,709	1.32		1.32		1.53		120
7.01	57,572	1.32		1.32		1.53		102
(18.56)	87,237	1.32		1.34		1.88		206

8.46%	$21	1.07	%(d)	1.22	%(d)	2.63	%(d)	85%

See accompanying Notes to Financial Statements	| June 30, 2016 |	Annual Report	101

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Focused Growth:
Class A
6/30/2016	$42.73	$0.08	$0.62	$0.70	$—	$(2.71)
6/30/2015	41.93	(0.03)	4.57	4.54	(0.17)	(3.57)
6/30/2014	34.82	0.05	10.40	10.45	(0.02)	(3.32)
6/30/2013	31.57	0.14	5.14	5.28	—	(2.03)
6/30/2012	30.58	— (c)	0.99	0.99	—	—
Class C
6/30/2016	$31.53	$(0.17)	$0.47	$0.30	$—	$(2.71)
6/30/2015	31.96	(0.25)	3.40	3.15	(0.01)	(3.57)
6/30/2014	27.38	(0.19)	8.09	7.90	— (e)	(3.32)
6/30/2013	25.43	(0.09)	4.07	3.98	—	(2.03)
6/30/2012	24.81	(0.18)	0.80	0.62	—	—
Class R
6/30/2016	$33.93	$(0.02)	$0.51	$0.49	$—	$(2.71)
6/30/2015	34.08	(0.11)	3.66	3.55	(0.13)	(3.57)
6/30/2014	28.89	(0.04)	8.56	8.52	(0.01)	(3.32)
6/30/2013	26.59	0.04	4.29	4.33	—	(2.03)
6/30/2012	25.82	(0.06)	0.83	0.77	—	—
Class P
6/30/2016	$33.94	$0.15	$0.50	$0.65	$—	$(2.71)
6/30/2015	34.09	0.06	3.66	3.72	(0.30)	(3.57)
6/30/2014	28.86	0.12	8.56	8.68	(0.13)	(3.32)
6/30/2013	26.43	0.18	4.28	4.46	—	(2.03)
6/30/2012	25.54	0.06	0.83	0.89	—	—
Institutional Class
6/30/2016	$39.45	$0.21	$0.58	$0.79	$—	$(2.71)
6/30/2015	39.01	0.11	4.23	4.34	(0.33)	(3.57)
6/30/2014	32.58	0.17	9.72	9.89	(0.14)	(3.32)
6/30/2013	29.57	0.23	4.81	5.04	—	(2.03)
6/30/2012	28.54	0.10	0.93	1.03	—	—
Class R6
12/14/2015* - 6/30/2016	$37.51	$0.12	$(0.10)	$0.02	$—	$—
Administrative Class
6/30/2016	$37.53	$0.11	$0.55	$0.66	$—	$(2.71)
6/30/2015	37.31	0.01	4.02	4.03	(0.24)	(3.57)
6/30/2014	31.24	0.08	9.31	9.39	— (e)	(3.32)
6/30/2013	28.50	0.15	4.62	4.77	—	(2.03)
6/30/2012	27.58	0.03	0.89	0.92	—	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Less than $0.01 per share.
(d)	Less than 0.005%.
(e)	Less than $(0.01) per share.
(f)	Annualized, unless otherwise noted.

102	Annual Report	| June 30, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(2.71)	$40.72	1.54%	$357,077	1.11%		0.20%		55%
(3.74)	42.73	11.57	297,572	1.11		(0.06)		58
(3.34)	41.93	30.97	282,561	1.11		0.13		51
(2.03)	34.82	17.48	209,790	1.12		0.41		141
—	31.57	3.24	343,859	1.16		—	(d)	81

$(2.71)	$29.12	0.79%	$230,432	1.86%		(0.56)%		55%
(3.58)	31.53	10.76	227,519	1.86		(0.81)		58
(3.32)	31.96	29.99	223,035	1.86		(0.62)		51
(2.03)	27.38	16.56	182,921	1.87		(0.36)		141
—	25.43	2.50	178,931	1.91		(0.75)		81

$(2.71)	$31.71	1.31%	$17,877	1.36%		(0.05)%		55%
(3.70)	33.93	11.32	14,751	1.36		(0.31)		58
(3.33)	34.08	30.62	15,989	1.36		(0.12)		51
(2.03)	28.89	17.17	12,866	1.37		0.14		141
—	26.59	2.98	17,051	1.41		(0.25)		81

$(2.71)	$31.88	1.81%	$35,025	0.86%		0.46%		55%
(3.87)	33.94	11.88	16,050	0.86		0.19		58
(3.45)	34.09	31.26	14,774	0.86		0.38		51
(2.03)	28.86	17.79	9,953	0.87		0.64		141
—	26.43	3.48	9,665	0.91		0.25		81

$(2.71)	$37.53	1.92%	$155,976	0.76%		0.55%		55%
(3.90)	39.45	11.99	122,979	0.76		0.29		58
(3.46)	39.01	31.39	95,990	0.76		0.47		51
(2.03)	32.58	17.90	38,077	0.77		0.75		141
—	29.57	3.61	27,659	0.81		0.35		81

$—	$37.53	0.05%	$11,564	0.71	%(f)	0.60	%(f)	55%

$(2.71)	$35.48	1.65%	$7,900	1.01%		0.29%		55%
(3.81)	37.53	11.67	6,439	1.01		0.04		58
(3.32)	37.31	31.07	5,996	1.01		0.22		51
(2.03)	31.24	17.62	3,885	1.02		0.51		141
—	28.50	3.34	8,686	1.06		0.10		81

See accompanying Notes to Financial Statements	| June 30, 2016 |	Annual Report	103

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value, End of Year
AllianzGI Global Natural Resources:
Class A
6/30/2016	$16.66	$0.05	$(1.97)	$(1.92)	$(0.07)	$14.67
6/30/2015	20.71	0.06	(4.11)	(4.05)	— (d)	16.66
6/30/2014	16.19	— (d)	4.58	4.58	(0.06)	20.71
6/30/2013	14.65	0.08	1.50	1.58	(0.04)	16.19
6/30/2012	18.07	0.06	(3.48)	(3.42)	—	14.65
Class C
6/30/2016	$15.67	$(0.06)	$(1.84)	$(1.90)	$— (d)	$13.77
6/30/2015	19.63	(0.07)	(3.89)	(3.96)	— (d)	15.67
6/30/2014	15.41	(0.13)	4.35	4.22	— (d)	19.63
6/30/2013	14.01	(0.04)	1.44	1.40	— (d)	15.41
6/30/2012	17.41	(0.06)	(3.34)	(3.40)	—	14.01
Class P
6/30/2016	$16.87	$0.09	$(1.99)	$(1.90)	$(0.11)	$14.86
6/30/2015	20.98	0.13	(4.20)	(4.07)	(0.04)	16.87
6/30/2014	16.41	0.05	4.65	4.70	(0.13)	20.98
6/30/2013	14.83	0.12	1.52	1.64	(0.06)	16.41
6/30/2012	18.25	0.10	(3.52)	(3.42)	—	14.83
Institutional Class
6/30/2016	$17.00	$0.09	$(1.99)	$(1.90)	$(0.11)	$14.99
6/30/2015	21.10	0.12	(4.19)	(4.07)	(0.03)	17.00
6/30/2014	16.49	0.06	4.68	4.74	(0.13)	21.10
6/30/2013	14.93	0.14	1.52	1.66	(0.10)	16.49
6/30/2012	18.35	0.12	(3.54)	(3.42)	—	14.93

(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Less than $(0.01) per share.
(e)	Less than (0.005)%.

104	Annual Report	| June 30, 2016 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

(11.44)%	$14,175	1.42	%(c)	0.34	%(c)	177%
(19.56)	11,395	1.41		0.32		107
28.36	12,320	1.41		—	(e)	93
10.80	9,131	1.42		0.53		116
(18.93)	9,387	1.42		0.38		190

(12.13)%	$4,200	2.17	%(c)	(0.43	)%(c)	177%
(20.17)	4,579	2.16		(0.42)		107
27.38	4,002	2.16		(0.77)		93
9.99	4,181	2.17		(0.25)		116
(19.53)	5,678	2.17		(0.38)		190

(11.20)%	$8,025	1.17	%(c)	0.61	%(c)	177%
(19.38)	8,128	1.16		0.73		107
28.73	1,308	1.16		0.24		93
11.06	435	1.17		0.76		116
(18.74)	594	1.17		0.65		190

(11.12)%	$17,671	1.07	%(c)	0.64	%(c)	177%
(19.28)	30,751	1.06		0.67		107
28.86	31,709	1.06		0.34		93
11.14	24,612	1.07		0.86		116
(18.64)	21,372	1.07		0.78		190

See accompanying Notes to Financial Statements	| June 30, 2016 |	Annual Report	105

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Net Asset Value, End of Year	Total Return (b)
AllianzGI Global Small-Cap:
Class A
6/30/2016	$45.05	$(0.13)	$(3.74)	$(3.87)	$41.18	(8.59)%
6/30/2015	43.12	(0.19)	2.12	1.93	45.05	4.48
6/30/2014	34.59	(0.23)	8.76	8.53	43.12	24.66
6/30/2013	27.95	(0.13)	6.77	6.64	34.59	23.76
6/30/2012	29.26	(0.18)	(1.13)	(1.31)	27.95	(4.48)
Class C
6/30/2016	$40.81	$(0.41)	$(3.37)	$(3.78)	$37.03	(9.26)%
6/30/2015	39.36	(0.46)	1.91	1.45	40.81	3.69
6/30/2014	31.81	(0.48)	8.03	7.55	39.36	23.73
6/30/2013	25.90	(0.34)	6.25	5.91	31.81	22.82
6/30/2012	27.32	(0.36)	(1.06)	(1.42)	25.90	(5.20)
Class P
6/30/2016	$47.30	$(0.05)	$(3.89)	$(3.94)	$43.36	(8.33)%
6/30/2015	45.17	(0.06)	2.19	2.13	47.30	4.72
6/30/2014	36.14	(0.03)	9.06	9.03	45.17	24.99
6/30/2013	29.13	(0.03)	7.04	7.01	36.14	24.06
6/30/2012	30.42	(0.12)	(1.17)	(1.29)	29.13	(4.24)
Institutional Class
6/30/2016	$47.55	$0.02	$(3.94)	$(3.92)	$43.63	(8.25)%
6/30/2015	45.37	(0.05)	2.23	2.18	47.55	4.80
6/30/2014	36.26	(0.09)	9.20	9.11	45.37	25.12
6/30/2013	29.20	0.02	7.04	7.06	36.26	24.18
6/30/2012	30.46	(0.09)	(1.17)	(1.26)	29.20	(4.14)

(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.

106	Annual Report	| June 30, 2016 |	See accompanying Notes to Financial Statements

Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$68,625	1.61%	1.61%	(0.31)%	87%
57,590	1.61	1.61	(0.45)	64
55,955	1.61	1.61	(0.56)	73
34,054	1.61	1.61	(0.41)	108
27,103	1.59	1.64	(0.70)	80

$23,055	2.36%	2.36%	(1.09)%	87%
25,959	2.36	2.36	(1.19)	64
23,560	2.36	2.36	(1.30)	73
12,948	2.36	2.36	(1.16)	108
11,898	2.34	2.39	(1.46)	80

$20,921	1.36%	1.36%	(0.11)%	87%
26,662	1.36	1.36	(0.14)	64
18,179	1.36	1.36	(0.07)	73
2,419	1.36	1.36	(0.09)	108
1,339	1.34	1.39	(0.45)	80

$122,294	1.26%	1.26%	0.06%	87%
80,319	1.26	1.26	(0.12)	64
64,282	1.26	1.26	(0.21)	73
32,643	1.26	1.26	0.07	108
13,896	1.24	1.29	(0.33)	80

See accompanying Notes to Financial Statements	| June 30, 2016 |	Annual Report	107

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains
AllianzGI Health Sciences:
Class A
6/30/2016	$38.48	$(0.02)	$(3.87)	$(3.89)	$(6.82)
6/30/2015	33.91	(0.26)	9.79	9.53	(4.96)
6/30/2014	30.82	(0.17)	9.34	9.17	(6.08)
6/30/2013	27.85	(0.06)	5.22	5.16	(2.19)
6/30/2012	30.52	(0.16)	0.21	0.05	(2.72)
Class C
6/30/2016	$32.67	$(0.28)	$(3.17)	$(3.45)	$(6.82)
6/30/2015	29.66	(0.45)	8.42	7.97	(4.96)
6/30/2014	27.82	(0.37)	8.29	7.92	(6.08)
6/30/2013	25.52	(0.26)	4.75	4.49	(2.19)
6/30/2012	28.43	(0.33)	0.14	(0.19)	(2.72)
Institutional Class
6/30/2016	$38.53	$0.04	$(3.82)	$(3.78)	$(6.82)
12/22/2014* - 6/30/2015	33.09	(0.04)	5.48	5.44	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.

108	Annual Report	| June 30, 2016 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$27.77	(10.82)%	$167,724	1.47%	(0.07)%		113%
38.48	30.53	45,093	1.46	(0.72)		76
33.91	34.03	28,019	1.46	(0.54)		119
30.82	19.62	21,345	1.46	(0.22)		134
27.85	1.60	18,883	1.46	(0.58)		95

$22.40	(11.48)%	$13,446	2.22%	(1.07)%		113%
32.67	29.57	20,902	2.21	(1.46)		76
29.66	33.05	10,828	2.21	(1.29)		119
27.82	18.75	8,370	2.21	(0.97)		134
25.52	0.83	7,326	2.21	(1.34)		95

$27.93	(10.49)%	$1,977	1.12%	0.14%		113%
38.53	16.44	1,240	1.10 (c)	(0.21	)(c)	76

See accompanying Notes to Financial Statements	| June 30, 2016 |	Annual Report	109

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Income & Growth:
Class A
6/30/2016	$12.12	$0.28	$(0.55)	$(0.27)	$(0.37)	$(0.68)
6/30/2015	12.95	0.27	(0.05)	0.22	(0.26)	(0.79)
6/30/2014	12.02	0.30	1.68	1.98	(0.26)	(0.79)
6/30/2013	11.55	0.34	1.18	1.52	(0.35)	(0.70)
6/30/2012	12.69	0.36	(0.43)	(0.07)	(0.46)	(0.61)
Class C
6/30/2016	$11.46	$0.19	$(0.53)	$(0.34)	$(0.34)	$(0.68)
6/30/2015	12.38	0.17	(0.06)	0.11	(0.24)	(0.79)
6/30/2014	11.59	0.19	1.63	1.82	(0.24)	(0.79)
6/30/2013	11.23	0.25	1.13	1.38	(0.32)	(0.70)
6/30/2012	12.42	0.27	(0.43)	(0.16)	(0.42)	(0.61)
Class R
6/30/2016	$12.14	$0.26	$(0.56)	$(0.30)	$(0.36)	$(0.68)
6/30/2015	13.00	0.24	(0.05)	0.19	(0.26)	(0.79)
6/30/2014	12.08	0.27	1.70	1.97	(0.26)	(0.79)
6/30/2013	11.62	0.31	1.19	1.50	(0.34)	(0.70)
6/30/2012	12.78	0.35	(0.45)	(0.10)	(0.45)	(0.61)
Class P
6/30/2016	$12.32	$0.32	$(0.57)	$(0.25)	$(0.38)	$(0.68)
6/30/2015	13.12	0.31	(0.05)	0.26	(0.27)	(0.79)
6/30/2014	12.15	0.33	1.70	2.03	(0.27)	(0.79)
6/30/2013	11.64	0.38	1.19	1.57	(0.36)	(0.70)
6/30/2012	12.77	0.40	(0.44)	(0.04)	(0.48)	(0.61)
Institutional Class
6/30/2016	$12.40	$0.33	$(0.57)	$(0.24)	$(0.39)	$(0.68)
6/30/2015	13.19	0.32	(0.05)	0.27	(0.27)	(0.79)
6/30/2014	12.20	0.35	1.70	2.05	(0.27)	(0.79)
6/30/2013	11.67	0.39	1.20	1.59	(0.36)	(0.70)
6/30/2012	12.80	0.41	(0.45)	(0.04)	(0.48)	(0.61)

(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.
(c)	Payments from Affiliates increased the net asset value and total return by less than $0.01 and 0.01%, respectively.

110	Annual Report	| June 30, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Year		Total Return (b)		Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(1.05)	$10.80		(2.02)%		$1,009,542	1.34%	1.34%	2.56%	94%
(1.05)	12.12		1.80		897,530	1.32	1.32	2.16	84
(1.05)	12.95	(c)	17.03	(c)	863,378	1.32	1.32	2.34	114
(1.05)	12.02	(c)	13.63	(c)	473,578	1.32	1.32	2.88	193
(1.07)	11.55		(0.22)		349,492	1.31	1.31	3.10	129

$(1.02)	$10.10		(2.79)%		$1,159,303	2.09%	2.09%	1.81%	94%
(1.03)	11.46		0.95		1,195,391	2.07	2.07	1.41	84
(1.03)	12.38	(c)	16.14	(c)	933,126	2.07	2.07	1.59	114
(1.02)	11.59	(c)	12.78	(c)	482,554	2.07	2.07	2.13	193
(1.03)	11.23		(1.01)		340,815	2.06	2.06	2.36	129

$(1.04)	$10.80		(2.31)%		$2,261	1.59%	1.59%	2.30%	94%
(1.05)	12.14		1.49		2,543	1.57	1.57	1.89	84
(1.05)	13.00	(c)	16.71	(c)	3,733	1.57	1.57	2.09	114
(1.04)	12.08	(c)	13.38	(c)	2,547	1.57	1.57	2.61	193
(1.06)	11.62		(0.50)		1,338	1.54	1.54	2.94	129

$(1.06)	$11.01		(1.81)%		$560,425	1.09%	1.09%	2.81%	94%
(1.06)	12.32		2.07		676,865	1.07	1.07	2.42	84
(1.06)	13.12	(c)	17.26	(c)	443,278	1.07	1.07	2.59	114
(1.06)	12.15	(c)	13.97	(c)	212,734	1.07	1.07	3.13	193
(1.09)	11.64		(0.01)		156,842	1.06	1.06	3.37	129

$(1.07)	$11.09		(1.76)%		$181,890	0.99%	0.99%	2.91%	94%
(1.06)	12.40		2.17		190,675	0.97	0.97	2.51	84
(1.06)	13.19	(c)	17.38	(c)	163,155	0.97	0.97	2.71	114
(1.06)	12.20	(c)	14.14	(c)	126,146	0.97	0.97	3.23	193
(1.09)	11.67		0.04		106,346	0.96	0.96	3.46	129

See accompanying Notes to Financial Statements	| June 30, 2016 |	Annual Report	111

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains
AllianzGI Mid-Cap:
Class A
6/30/2016	$3.65	$(0.01)	$(0.03)	$(0.04)	$(0.21)
6/30/2015	3.92	(0.01)	0.28	0.27	(0.54)
6/30/2014	3.20	(0.01)	0.73	0.72	—
6/30/2013	2.83	— (c)	0.60	0.60	(0.23)
6/30/2012	3.28	(0.01)	(0.34)	(0.35)	(0.10)
Class C
6/30/2016	$3.22	$(0.03)	$(0.02)	$(0.05)	$(0.21)
6/30/2015	3.55	(0.04)	0.25	0.21	(0.54)
6/30/2014	2.92	(0.03)	0.66	0.63	—
6/30/2013	2.62	(0.02)	0.55	0.53	(0.23)
6/30/2012	3.06	(0.02)	(0.32)	(0.34)	(0.10)
Class R
6/30/2016	$3.62	$(0.02)	$(0.02)	$(0.04)	$(0.21)
6/30/2015	3.91	(0.02)	0.27	0.25	(0.54)
6/30/2014	3.20	(0.02)	0.73	0.71	—
6/30/2013	2.84	(0.01)	0.60	0.59	(0.23)
6/30/2012	3.29	(0.02)	(0.33)	(0.35)	(0.10)
Class P
6/30/2016	$4.01	$— (c)	$(0.03)	$(0.03)	$(0.21)
6/30/2015	4.24	— (c)	0.31	0.31	(0.54)
6/30/2014	3.45	— (e)	0.79	0.79	—
6/30/2013	3.03	0.01	0.64	0.65	(0.23)
4/2/2012* - 6/30/2012	3.40	— (e)	(0.37)	(0.37)	—
Institutional Class
6/30/2016	$4.02	$— (e)	$(0.03)	$(0.03)	$(0.21)
6/30/2015	4.25	— (c)	0.31	0.31	(0.54)
6/30/2014	3.46	0.01	0.78	0.79	—
6/30/2013	3.03	0.01	0.65	0.66	(0.23)
6/30/2012	3.49	— (c)	(0.36)	(0.36)	(0.10)
Administrative Class
6/30/2016	$3.80	$(0.01)	$(0.02)	$(0.03)	$(0.21)
6/30/2015	4.06	(0.01)	0.29	0.28	(0.54)
6/30/2014	3.32	— (c)	0.74	0.74	—
6/30/2013	2.92	— (c)	0.63	0.63	(0.23)
6/30/2012	3.37	(0.01)	(0.34)	(0.35)	(0.10)

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Less than $(0.01) per share.
(d)	Payments from Affiliates increased the net asset value and total return by less than $0.01 and 0.01%, respectively.
(e)	Less than $0.01 per share.
(f)	Annualized, unless otherwise noted.

112	Annual Report	| June 30, 2016 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$3.40		(1.05)%		$86,224	1.13%	(0.26)%	73%
3.65		7.91		98,253	1.13	(0.38)	79
3.92		22.50		106,116	1.13	(0.18)	88
3.20	(d)	22.89	(d)	95,365	1.13	(0.02)	76
2.83	(d)	(10.52	)(d)	95,731	1.13	(0.24)	303

$2.96		(1.51)%		$162,104	1.88%	(1.01)%	73%
3.22		6.98		183,765	1.88	(1.13)	79
3.55		21.58		193,481	1.88	(0.93)	88
2.92	(d)	21.99	(d)	176,602	1.88	(0.76)	76
2.62	(d)	(10.97	)(d)	173,734	1.88	(0.91)	303

$3.37		(1.05)%		$2,195	1.38%	(0.51)%	73%
3.62		7.38		2,867	1.38	(0.63)	79
3.91		22.19		2,795	1.38	(0.44)	88
3.20	(d)	22.46	(d)	2,398	1.38	(0.23)	76
2.84	(d)	(10.49	)(d)	1,332	1.38	(0.68)	303

$3.77		(0.69)%		$2,009	0.88%	(0.01)%	73%
4.01		8.31		2,010	0.88	(0.12)	79
4.24		22.90		1,339	0.88	0.07	88
3.45	(d)	23.02	(d)	1,077	0.88	0.21	76
3.03	(d)	(10.88	)(d)	1,405	0.88(f )	0.14(f )	303

$3.78		(0.69)%		$29,092	0.78%	0.11%	73%
4.02		8.29		24,130	0.78	(0.04)	79
4.25		22.83		34,540	0.78	0.16	88
3.46	(d)	23.38	(d)	33,050	0.78	0.41	76
3.03	(d)	(10.17	)(d)	51,878	0.78	(0.06)	303

$3.56		(0.73)%		$488	1.03%	(0.16)%	73%
3.80		7.88		532	1.03	(0.28)	79
4.06		22.29		494	1.03	(0.09)	88
3.32	(d)	23.21	(d)	1,453	1.03	(0.06)	76
2.92	(d)	(10.23	)(d)	3,588	1.03	(0.32)	303

See accompanying Notes to Financial Statements	| June 30, 2016 |	Annual Report	113

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value, End of Period
AllianzGI NFJ Dividend Value:
Class A
6/30/2016	$16.68	$0.37	$(0.92)	$(0.55)	$(0.39)	$15.74
6/30/2015	17.12	0.33	(0.44)	(0.11)	(0.33)	16.68
6/30/2014	14.14	0.29	3.01	3.30	(0.32)	17.12
6/30/2013	11.87	0.33	2.25	2.58	(0.31)	14.14
6/30/2012	12.01	0.31	(0.13)	0.18	(0.32)	11.87
Class C
6/30/2016	$16.83	$0.25	$(0.93)	$(0.68)	$(0.29)	$15.86
6/30/2015	17.27	0.20	(0.43)	(0.23)	(0.21)	16.83
6/30/2014	14.27	0.18	3.02	3.20	(0.20)	17.27
6/30/2013	11.93	0.23	2.26	2.49	(0.15)	14.27
6/30/2012	12.05	0.22	(0.11)	0.11	(0.23)	11.93
Class R
6/30/2016	$16.65	$0.33	$(0.92)	$(0.59)	$(0.36)	$15.70
6/30/2015	17.09	0.28	(0.43)	(0.15)	(0.29)	16.65
6/30/2014	14.12	0.26	2.99	3.25	(0.28)	17.09
6/30/2013	11.84	0.30	2.24	2.54	(0.26)	14.12
6/30/2012	11.97	0.28	(0.12)	0.16	(0.29)	11.84
Class P
6/30/2016	$16.77	$0.41	$(0.93)	$(0.52)	$(0.42)	$15.83
6/30/2015	17.21	0.37	(0.43)	(0.06)	(0.38)	16.77
6/30/2014	14.21	0.34	3.01	3.35	(0.35)	17.21
6/30/2013	11.96	0.37	2.25	2.62	(0.37)	14.21
6/30/2012	12.09	0.34	(0.12)	0.22	(0.35)	11.96
Institutional Class
6/30/2016	$16.76	$0.42	$(0.93)	$(0.51)	$(0.43)	$15.82
6/30/2015	17.20	0.39	(0.43)	(0.04)	(0.40)	16.76
6/30/2014	14.20	0.35	3.02	3.37	(0.37)	17.20
6/30/2013	11.96	0.38	2.25	2.63	(0.39)	14.20
6/30/2012	12.09	0.35	(0.12)	0.23	(0.36)	11.96
Class R6
6/30/2016	$16.74	$0.42	$(0.92)	$(0.50)	$(0.44)	$15.80
6/30/2015	17.19	0.39	(0.42)	(0.03)	(0.42)	16.74
12/19/2013* - 6/30/2014	15.62	0.19	1.56	1.75	(0.18)	17.19
Administrative Class
6/30/2016	$16.87	$0.39	$(0.94)	$(0.55)	$(0.40)	$15.92
6/30/2015	17.31	0.35	(0.44)	(0.09)	(0.35)	16.87
6/30/2014	14.29	0.31	3.04	3.35	(0.33)	17.31
6/30/2013	12.01	0.34	2.27	2.61	(0.33)	14.29
6/30/2012	12.14	0.32	(0.12)	0.20	(0.33)	12.01

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.

114	Annual Report	| June 30, 2016 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

(3.25)%	$814,993	1.07%	1.07%	2.34%	42%
(0.65)	1,363,171	1.05	1.05	1.92	44
23.50	1,913,130	1.05	1.05	1.89	26
21.88	1,683,290	1.06	1.06	2.52	32
1.67	1,657,689	1.06	1.06	2.66	42

(3.97)%	$347,825	1.82%	1.82%	1.59%	42%
(1.38)	440,554	1.80	1.80	1.18	44
22.51	497,725	1.80	1.80	1.14	26
20.94	449,708	1.81	1.81	1.77	32
1.03	424,818	1.81	1.81	1.90	42

(3.50)%	$157,199	1.32%	1.32%	2.09%	42%
(0.89)	226,101	1.30	1.30	1.68	44
23.16	272,790	1.30	1.30	1.65	26
21.56	261,167	1.31	1.31	2.27	32
1.51	232,727	1.31	1.31	2.41	42

(3.03)%	$1,057,863	0.82%	0.82%	2.60%	42%
(0.38)	1,543,701	0.80	0.80	2.18	44
23.82	1,446,734	0.80	0.80	2.15	26
22.11	1,247,867	0.81	0.81	2.77	32
2.00	1,122,084	0.81	0.81	2.91	42

(2.95)%	$2,233,140	0.72%	0.72%	2.69%	42%
(0.29)	3,402,951	0.70	0.70	2.27	44
23.96	4,078,876	0.70	0.70	2.24	26
22.25	3,751,107	0.71	0.71	2.87	32
2.11	3,051,582	0.71	0.71	3.03	42

(2.90)%	$128,994	0.67%	0.67%	2.72%	42%
(0.22)	119,483	0.65	0.65	2.30	44
11.27	968	0.65 (c)	0.65 (c)	2.13 (c)	26

(3.19)%	$387,993	0.97%	0.97%	2.44%	42%
(0.55)	628,008	0.95	0.95	2.03	44
23.64	871,543	0.95	0.95	1.99	26
21.96	864,167	0.96	0.96	2.61	32
1.82	959,176	0.96	0.96	2.76	42

See accompanying Notes to Financial Statements	| June 30, 2016 |	Annual Report	115

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value, End of Period
AllianzGI NFJ International Value:
Class A
6/30/2016	$21.61	$0.37	$(5.15)	$(4.78)	$(0.51)	$16.32
6/30/2015	24.17	0.41	(2.40)	(1.99)	(0.57)	21.61
6/30/2014	20.80	0.46	3.32	3.78	(0.41)	24.17
6/30/2013	18.80	0.44	1.84	2.28	(0.28)	20.80
6/30/2012	21.20	0.46	(2.43)	(1.97)	(0.43)	18.80
Class C
6/30/2016	$21.37	$0.24	$(5.08)	$(4.84)	$(0.44)	$16.09
6/30/2015	23.91	0.24	(2.37)	(2.13)	(0.41)	21.37
6/30/2014	20.62	0.28	3.29	3.57	(0.28)	23.91
6/30/2013	18.65	0.27	1.83	2.10	(0.13)	20.62
6/30/2012	21.02	0.31	(2.39)	(2.08)	(0.29)	18.65
Class R
6/30/2016	$21.66	$0.35	$(5.17)	$(4.82)	$(0.49)	$16.35
6/30/2015	24.23	0.37	(2.41)	(2.04)	(0.53)	21.66
6/30/2014	20.87	0.42	3.31	3.73	(0.37)	24.23
6/30/2013	18.89	0.42	1.81	2.23	(0.25)	20.87
6/30/2012	21.35	0.49	(2.51)	(2.02)	(0.44)	18.89
Class P
6/30/2016	$21.70	$0.43	$(5.18)	$(4.75)	$(0.55)	$16.40
6/30/2015	24.28	0.48	(2.41)	(1.93)	(0.65)	21.70
6/30/2014	20.88	0.51	3.34	3.85	(0.45)	24.28
6/30/2013	18.90	0.50	1.85	2.35	(0.37)	20.88
6/30/2012	21.31	0.51	(2.43)	(1.92)	(0.49)	18.90
Institutional Class
6/30/2016	$21.71	$0.40	$(5.13)	$(4.73)	$(0.56)	$16.42
6/30/2015	24.29	0.50	(2.42)	(1.92)	(0.66)	21.71
6/30/2014	20.88	0.52	3.36	3.88	(0.47)	24.29
6/30/2013	18.92	0.53	1.83	2.36	(0.40)	20.88
6/30/2012	21.33	0.55	(2.45)	(1.90)	(0.51)	18.92
Class R6
6/30/2016	$21.68	$0.48	$(5.20)	$(4.72)	$(0.58)	$16.38
6/30/2015	24.28	0.55	(2.46)	(1.91)	(0.69)	21.68
12/19/2013* - 6/30/2014	22.59	0.59	1.30	1.89	(0.20)	24.28
Administrative Class
6/30/2016	$21.68	$0.42	$(5.20)	$(4.78)	$(0.53)	$16.37
6/30/2015	24.25	0.45	(2.41)	(1.96)	(0.61)	21.68
6/30/2014	20.83	0.46	3.36	3.82	(0.40)	24.25
6/30/2013	18.89	0.48	1.82	2.30	(0.36)	20.83
6/30/2012	21.32	0.50	(2.44)	(1.94)	(0.49)	18.89

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.

116	Annual Report	| June 30, 2016 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

(22.28)%	$258,429	1.29%	1.32%	2.04%	50%
(8.30)	466,262	1.27	1.30	1.83	54
18.25	924,201	1.24	1.29	2.01	33
12.08	855,773	1.22	1.30	2.10	19
(9.10)	686,507	1.23	1.31	2.42	38

(22.81)%	$83,722	2.04%	2.07%	1.33%	50%
(8.99)	154,476	2.02	2.05	1.09	54
17.36	203,445	1.99	2.04	1.23	33
11.21	198,600	1.97	2.05	1.30	19
(9.76)	183,126	1.98	2.06	1.66	38

(22.43)%	$13,915	1.54%	1.57%	1.89%	50%
(8.52)	22,511	1.52	1.55	1.63	54
17.95	28,344	1.49	1.54	1.85	33
11.75	18,306	1.47	1.55	1.99	19
(9.30)	8,886	1.48	1.56	2.58	38

(22.07)%	$350,745	1.04%	1.07%	2.34%	50%
(8.04)	659,204	1.02	1.05	2.15	54
18.54	500,111	0.99	1.04	2.24	33
12.35	458,708	0.97	1.05	2.34	19
(8.85)	366,717	0.98	1.06	2.67	38

(21.97)%	$309,622	0.94%	0.97%	2.17%	50%
(7.98)	1,095,977	0.92	0.95	2.21	54
18.68	1,392,488	0.89	0.94	2.29	33
12.49	1,311,993	0.87	0.95	2.50	19
(8.78)	887,388	0.88	0.96	2.88	38

(21.97)%	$55,751	0.89%	0.92%	2.64%	50%
(7.94)	66,164	0.87	0.90	2.51	54
8.38	1,441	0.87 (c)	0.89 (c)	4.65 (c)	33

(22.22)%	$14,487	1.19%	1.22%	2.31%	50%
(8.18)	19,020	1.17	1.20	2.00	54
18.42	20,604	1.14	1.19	2.01	33
12.18	40,909	1.12	1.20	2.26	19
(8.98)	4,080	1.13	1.21	2.63	38

See accompanying Notes to Financial Statements	| June 30, 2016 |	Annual Report	117

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value, End of Year
AllianzGI NFJ Large-Cap Value:
Class A
6/30/2016	$21.44	$0.37	$(1.09)	$(0.72)	$(0.38)	$20.34
6/30/2015	21.13	0.35	0.30	0.65	(0.34)	21.44
6/30/2014	17.56	0.32	3.57	3.89	(0.32)	21.13
6/30/2013	14.56	0.32	3.03	3.35	(0.35)	17.56
6/30/2012	14.64	0.30	(0.06)	0.24	(0.32)	14.56
Class C
6/30/2016	$21.57	$0.22	$(1.09)	$(0.87)	$(0.20)	$20.50
6/30/2015	21.22	0.19	0.30	0.49	(0.14)	21.57
6/30/2014	17.64	0.18	3.57	3.75	(0.17)	21.22
6/30/2013	14.53	0.20	3.04	3.24	(0.13)	17.64
6/30/2012	14.61	0.20	(0.06)	0.14	(0.22)	14.53
Class R
6/30/2016	$21.60	$0.32	$(1.09)	$(0.77)	$(0.32)	$20.51
6/30/2015	21.26	0.30	0.30	0.60	(0.26)	21.60
6/30/2014	17.67	0.27	3.60	3.87	(0.28)	21.26
6/30/2013	14.63	0.28	3.04	3.32	(0.28)	17.67
6/30/2012	14.71	0.27	(0.06)	0.21	(0.29)	14.63
Class P
6/30/2016	$21.68	$0.42	$(1.09)	$(0.67)	$(0.45)	$20.56
6/30/2015	21.42	0.41	0.31	0.72	(0.46)	21.68
6/30/2014	17.80	0.37	3.62	3.99	(0.37)	21.42
6/30/2013	14.78	0.37	3.07	3.44	(0.42)	17.80
6/30/2012	14.86	0.34	(0.06)	0.28	(0.36)	14.78
Institutional Class
6/30/2016	$21.39	$0.44	$(1.09)	$(0.65)	$(0.47)	$20.27
6/30/2015	21.13	0.42	0.31	0.73	(0.47)	21.39
6/30/2014	17.56	0.39	3.57	3.96	(0.39)	21.13
6/30/2013	14.60	0.38	3.02	3.40	(0.44)	17.56
6/30/2012	14.68	0.35	(0.05)	0.30	(0.38)	14.60
Administrative Class
6/30/2016	$21.73	$0.39	$(1.10)	$(0.71)	$(0.41)	$20.61
6/30/2015	21.26	0.39	0.29	0.68	(0.21)	21.73
6/30/2014	17.67	0.34	3.59	3.93	(0.34)	21.26
6/30/2013	14.66	0.34	3.05	3.39	(0.38)	17.67
6/30/2012	14.71	0.31	(0.06)	0.25	(0.30)	14.66

(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.

118	Annual Report	| June 30, 2016 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

(3.30)%	$150,436	1.11%	1.82%	51%
3.06	145,039	1.11	1.63	26
22.30	172,182	1.11	1.65	22
23.21	164,174	1.11	2.00	23
1.83	164,440	1.11	2.17	27

(4.04)%	$79,758	1.86%	1.06%	51%
2.28	94,367	1.86	0.88	26
21.35	103,838	1.86	0.90	22
22.35	97,106	1.86	1.25	23
1.06	102,906	1.86	1.42	27

(3.53)%	$7,200	1.36%	1.56%	51%
2.80	8,641	1.36	1.39	26
22.00	11,546	1.36	1.40	22
22.86	8,507	1.36	1.76	23
1.55	9,694	1.36	1.91	27

(3.06)%	$14,197	0.86%	2.06%	51%
3.35	17,699	0.86	1.88	26
22.57	12,148	0.86	1.90	22
23.51	10,265	0.86	2.25	23
2.09	10,786	0.86	2.42	27

(2.99)%	$150,909	0.76%	2.18%	51%
3.44	312,294	0.76	1.97	26
22.73	431,318	0.76	2.00	22
23.58	366,609	0.76	2.35	23
2.23	316,694	0.76	2.47	27

(3.23)%	$1,345	1.01%	1.91%	51%
3.20	1,655	1.01	1.79	26
22.38	6,391	1.01	1.76	22
23.28	6,830	1.01	2.10	23
1.95	6,807	1.01	2.18	27

See accompanying Notes to Financial Statements	| June 30, 2016 |	Annual Report	119

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Mid-Cap Value:
Class A
6/30/2016	$25.82	$0.45	$(0.87)	$(0.42)	$(0.32)	$(0.71)
6/30/2015	25.52	0.31	0.36	0.67	(0.37)	—
6/30/2014	20.33	0.29	5.10	5.39	(0.20)	—
6/30/2013	16.85	0.27	3.56	3.83	(0.35)	—
6/30/2012	17.73	0.21	(0.90)	(0.69)	(0.19)	—
Class C
6/30/2016	$21.83	$0.23	$(0.73)	$(0.50)	$(0.19)	$(0.71)
6/30/2015	21.66	0.10	0.30	0.40	(0.23)	—
6/30/2014	17.30	0.10	4.34	4.44	(0.08)	—
6/30/2013	14.40	0.11	3.04	3.15	(0.25)	—
6/30/2012	15.19	0.07	(0.77)	(0.70)	(0.09)	—
Class R
6/30/2016	$22.68	$0.34	$(0.76)	$(0.42)	$(0.29)	$(0.71)
6/30/2015	22.48	0.22	0.32	0.54	(0.34)	—
6/30/2014	17.95	0.21	4.49	4.70	(0.17)	—
6/30/2013	14.93	0.20	3.14	3.34	(0.32)	—
6/30/2012	15.75	0.15	(0.80)	(0.65)	(0.17)	—
Class P
6/30/2016	$21.70	$0.43	$(0.74)	$(0.31)	$(0.41)	$(0.71)
6/30/2015	21.57	0.33	0.29	0.62	(0.49)	—
6/30/2014	17.23	0.29	4.32	4.61	(0.27)	—
6/30/2013	14.38	0.26	3.04	3.30	(0.45)	—
6/30/2012	15.23	0.24	(0.79)	(0.55)	(0.30)	—
Institutional Class
6/30/2016	$27.33	$0.56	$(0.90)	$(0.34)	$(0.40)	$(0.71)
6/30/2015	26.99	0.43	0.37	0.80	(0.46)	—
6/30/2014	21.49	0.41	5.38	5.79	(0.29)	—
6/30/2013	17.80	0.36	3.76	4.12	(0.43)	—
6/30/2012	18.72	0.32	(0.99)	(0.67)	(0.25)	—
Administrative Class
6/30/2016	$26.54	$0.49	$(0.89)	$(0.40)	$(0.35)	$(0.71)
6/30/2015	26.23	0.35	0.37	0.72	(0.41)	—
6/30/2014	20.89	0.32	5.25	5.57	(0.23)	—
6/30/2013	17.30	0.30	3.65	3.95	(0.36)	—
6/30/2012	18.19	0.23	(0.93)	(0.70)	(0.19)	—

(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.
(c)	Does not include expenses of the investment companies in which the Fund invests.

120	Annual Report	| June 30, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Year	Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(1.03)	$24.37	(1.46)%	$363,166	1.23	%(c)	1.88	%(c)	50%
(0.37)	25.82	2.66	408,706	1.26	(c)	1.23	(c)	48
(0.20)	25.52	26.63	459,875	1.26	(c)	1.28	(c)	40
(0.35)	20.33	22.94	409,581	1.26		1.46		28
(0.19)	16.85	(3.83)	397,102	1.26		1.25		27

$(0.90)	$20.43	(2.16)%	$173,304	1.98	%(c)	1.13	%(c)	50%
(0.23)	21.83	1.88	198,432	2.01	(c)	0.48	(c)	48
(0.08)	21.66	25.72	217,181	2.01	(c)	0.53	(c)	40
(0.25)	17.30	22.02	194,591	2.01		0.71		28
(0.09)	14.40	(4.60)	188,453	2.01		0.50		27

$(1.00)	$21.26	(1.70)%	$6,969	1.48	%(c)	1.58	%(c)	50%
(0.34)	22.68	2.43	11,665	1.51	(c)	0.96	(c)	48
(0.17)	22.48	26.29	14,103	1.51	(c)	1.01	(c)	40
(0.32)	17.95	22.59	12,738	1.51		1.21		28
(0.17)	14.93	(4.08)	12,287	1.51		0.99		27

$(1.12)	$20.27	(1.19)%	$17,268	0.98	%(c)	2.14	%(c)	50%
(0.49)	21.70	2.93	15,307	1.01	(c)	1.55	(c)	48
(0.27)	21.57	26.92	6,687	1.01	(c)	1.50	(c)	40
(0.45)	17.23	23.28	6,707	1.01		1.64		28
(0.30)	14.38	(3.53)	3,276	1.01		1.68		27

$(1.11)	$25.88	(1.08)%	$55,877	0.88	%(c)	2.16	%(c)	50%
(0.46)	27.33	3.01	92,289	0.91	(c)	1.60	(c)	48
(0.29)	26.99	27.09	89,928	0.91	(c)	1.66	(c)	40
(0.43)	21.49	23.39	66,059	0.91		1.84		28
(0.25)	17.80	(3.51)	50,843	0.91		1.80		27

$(1.06)	$25.08	(1.36)%	$3,792	1.13	%(c)	1.98	%(c)	50%
(0.41)	26.54	2.77	4,698	1.16	(c)	1.33	(c)	48
(0.23)	26.23	26.77	4,961	1.16	(c)	1.36	(c)	40
(0.36)	20.89	23.07	4,737	1.16		1.56		28
(0.19)	17.30	(3.77)	4,630	1.16		1.32		27

See accompanying Notes to Financial Statements	| June 30, 2016 |	Annual Report	121

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Small-Cap Value:
Class A
6/30/2016	$25.91	$0.41	$(1.92)	$(1.51)	$(0.35)	$(3.23)
6/30/2015	35.24	0.41	(1.95)	(1.54)	(0.67)	(7.12)
6/30/2014	31.96	0.39	6.96	7.35	(0.35)	(3.72)
6/30/2013	28.25	0.53	5.41	5.94	(0.38)	(1.85)
6/30/2012	30.67	0.39	(1.52)	(1.13)	(0.44)	(0.85)
Class C
6/30/2016	$23.99	$0.23	$(1.78)	$(1.55)	$(0.19)	$(3.23)
6/30/2015	33.27	0.17	(1.85)	(1.68)	(0.48)	(7.12)
6/30/2014	30.40	0.13	6.59	6.72	(0.13)	(3.72)
6/30/2013	26.97	0.29	5.16	5.45	(0.17)	(1.85)
6/30/2012	29.32	0.16	(1.44)	(1.28)	(0.22)	(0.85)
Class R
6/30/2016	$26.99	$0.37	$(1.99)	$(1.62)	$(0.27)	$(3.23)
6/30/2015	36.37	0.34	(2.02)	(1.68)	(0.58)	(7.12)
6/30/2014	32.87	0.31	7.17	7.48	(0.26)	(3.72)
6/30/2013	28.96	0.47	5.56	6.03	(0.27)	(1.85)
6/30/2012	31.40	0.32	(1.55)	(1.23)	(0.36)	(0.85)
Class P
6/30/2016	$27.92	$0.51	$(2.06)	$(1.55)	$(0.40)	$(3.23)
6/30/2015	37.36	0.51	(2.07)	(1.56)	(0.76)	(7.12)
6/30/2014	33.59	0.48	7.37	7.85	(0.36)	(3.72)
6/30/2013	29.59	0.64	5.67	6.31	(0.46)	(1.85)
6/30/2012	32.06	0.47	(1.56)	(1.09)	(0.53)	(0.85)
Institutional Class
6/30/2016	$28.05	$0.55	$(2.08)	$(1.53)	$(0.45)	$(3.23)
6/30/2015	37.46	0.56	(2.07)	(1.51)	(0.78)	(7.12)
6/30/2014	33.73	0.56	7.36	7.92	(0.47)	(3.72)
6/30/2013	29.70	0.69	5.70	6.39	(0.51)	(1.85)
6/30/2012	32.17	0.52	(1.58)	(1.06)	(0.56)	(0.85)
Class R6
6/30/2016	$28.02	$0.56	$(2.08)	$(1.52)	$(0.48)	$(3.23)
6/30/2015	37.47	0.40	(1.90)	(1.50)	(0.83)	(7.12)
12/19/2013* - 6/30/2014	34.19	0.29	2.99	3.28	—	—
Administrative Class
6/30/2016	$25.87	$0.45	$(1.92)	$(1.47)	$(0.39)	$(3.23)
6/30/2015	35.19	0.46	(1.96)	(1.50)	(0.70)	(7.12)
6/30/2014	31.92	0.44	6.95	7.39	(0.40)	(3.72)
6/30/2013	28.23	0.58	5.39	5.97	(0.43)	(1.85)
6/30/2012	30.65	0.43	(1.52)	(1.09)	(0.48)	(0.85)

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Payments from Affiliates increased the end of year net asset value and total return by less than $0.01 and 0.00%, respectively.
(e)	Annualized, unless otherwise noted.

122	Annual Report	| June 30, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(3.58)	$20.82		(5.31)%		$1,037,525	1.22	%(c)	1.23	%(c)	1.88	%(c)	48%
(7.79)	25.91	(d)	(3.77)		1,592,000	1.18		1.21		1.39		42
(4.07)	35.24		24.36		2,250,556	1.17		1.21		1.15		29
(2.23)	31.96		22.10		2,139,306	1.18		1.18		1.77		31
(1.29)	28.25	(d)	(3.48	)(d)	2,069,509	1.18		1.18		1.35		26

$(3.42)	$19.02		(5.99)%		$175,139	1.97	%(c)	1.98	%(c)	1.14	%(c)	48%
(7.60)	23.99	(d)	(4.52)		259,629	1.93		1.96		0.63		42
(3.85)	33.27		23.43		342,352	1.92		1.96		0.40		29
(2.02)	30.40		21.25		326,520	1.93		1.93		1.02		31
(1.07)	26.97	(d)	(4.22	)(d)	329,937	1.93		1.93		0.60		26

$(3.50)	$21.87		(5.52)%		$64,707	1.47	%(c)	1.48	%(c)	1.62	%(c)	48%
(7.70)	26.99	(d)	(4.06)		97,345	1.43		1.46		1.13		42
(3.98)	36.37		24.06		131,571	1.42		1.46		0.90		29
(2.12)	32.87		21.82		132,478	1.43		1.43		1.50		31
(1.21)	28.96	(d)	(3.73	)(d)	143,337	1.43		1.43		1.10		26

$(3.63)	$22.74		(5.01)%		$58,556	0.97	%(c)	0.98	%(c)	2.13	%(c)	48%
(7.88)	27.92	(d)	(3.58)		106,077	0.93		0.96		1.63		42
(4.08)	37.36		24.68		93,195	0.92		0.96		1.34		29
(2.31)	33.59		22.43		125,247	0.93		0.93		2.03		31
(1.38)	29.59	(d)	(3.23	)(d)	117,040	0.93		0.93		1.58		26

$(3.68)	$22.84		(4.93)%		$1,800,472	0.82	%(c)	0.88	%(c)	2.28	%(c)	48%
(7.90)	28.05	(d)	(3.40)		2,866,196	0.78		0.86		1.78		42
(4.19)	37.46		24.85		3,749,112	0.77		0.86		1.55		29
(2.36)	33.73		22.63		3,537,603	0.78		0.83		2.17		31
(1.41)	29.70	(d)	(3.11	)(d)	2,769,904	0.78		0.83		1.74		26

$(3.71)	$22.79		(4.86)%		$371,453	0.77	%(c)	0.83	%(c)	2.39	%(c)	48%
(7.95)	28.02	(d)	(3.37)		235,613	0.73		0.81		1.36		42
—	37.47		9.59		27,994	0.72	(e)	0.81	(e)	1.49	(e)	29

$(3.62)	$20.78		(5.11)%		$494,621	1.07	%(c)	1.13	%(c)	2.03	%(c)	48%
(7.82)	25.87	(d)	(3.62)		811,305	1.03		1.11		1.54		42
(4.12)	35.19		24.55		1,220,261	1.02		1.11		1.30		29
(2.28)	31.92		22.30		1,209,716	1.03		1.08		1.92		31
(1.33)	28.23	(d)	(3.36	)(d)	1,266,720	1.03		1.08		1.50		26

See accompanying Notes to Financial Statements	| June 30, 2016 |	Annual Report	123

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Small-Cap Blend:
Class A
6/30/2016	$18.41	$0.03	$(1.14)	$(1.11)	$(0.09)	$(0.50)
6/30/2015	18.28	0.09	0.93	1.02	(0.05)	(0.84)
7/2/2013* - 6/30/2014	15.00	0.08	3.38	3.46	(0.06)	(0.12)
Class C
6/30/2016	$18.20	$(0.10)	$(1.12)	$(1.22)	$— (d)	$(0.50)
6/30/2015	18.16	(0.05)	0.93	0.88	— (d)	(0.84)
7/2/2013* - 6/30/2014	15.00	(0.07)	3.40	3.33	(0.05)	(0.12)
Class P
6/30/2016	$18.49	$0.07	$(1.15)	$(1.08)	$(0.14)	$(0.50)
6/30/2015	18.33	0.13	0.95	1.08	(0.08)	(0.84)
7/2/2013* - 6/30/2014	15.00	0.10	3.41	3.51	(0.06)	(0.12)
Institutional Class
6/30/2016	$18.49	$0.08	$(1.13)	$(1.05)	$(0.10)	$(0.50)
6/30/2015	18.34	0.15	0.94	1.09	(0.10)	(0.84)
7/2/2013* - 6/30/2014	15.00	0.11	3.42	3.53	(0.07)	(0.12)

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Less than $(0.01) per share.

124	Annual Report	| June 30, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.59)	$16.71	(6.02)%	$32,660	1.27%		1.31%		0.17%		139%
(0.89)	18.41	6.01	38,579	1.24		1.30		0.47		148
(0.18)	18.28	23.15	103	1.31	(c)	3.19	(c)	0.46	(c)	119

$(0.50)	$16.48	(6.72)%	$36,607	2.02%		2.06%		(0.58)%		139%
(0.84)	18.20	5.27	44,067	1.99		2.05		(0.29)		148
(0.17)	18.16	22.28	39	2.06	(c)	3.99	(c)	(0.38	)(c)	119

$(0.64)	$16.77	(5.82)%	$3,246	1.02%		1.06%		0.43%		139%
(0.92)	18.49	6.36	2,143	0.99		1.05		0.73		148
(0.18)	18.33	23.43	13	1.06	(c)	3.40	(c)	0.56	(c)	119

$(0.60)	$16.84	(5.69)%	$2,738	0.92%		0.96%		0.46%		139%
(0.94)	18.49	6.41	6,656	0.93		0.95		0.86		148
(0.19)	18.34	23.56	6,277	0.96	(c)	3.30	(c)	0.66	(c)	119

See accompanying Notes to Financial Statements	| June 30, 2016 |	Annual Report	125

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year
AllianzGI Technology:
Class A
6/30/2016	$58.15	$(0.38)	$(1.07)	$(1.45)	$(8.67)	$48.03
6/30/2015	63.49	(0.54)	6.49	5.95	(11.29)	58.15
6/30/2014	50.70	(0.54)	17.81	17.27	(4.48)	63.49
6/30/2013	45.66	(0.30)	8.11	7.81	(2.77)	50.70
6/30/2012	50.94	(0.42)	(4.86)	(5.28)	—	45.66
Class C
6/30/2016	$49.98	$(0.66)	$(0.85)	$(1.51)	$(8.67)	$39.80
6/30/2015	56.46	(0.87)	5.68	4.81	(11.29)	49.98
6/30/2014	45.82	(0.88)	16.00	15.12	(4.48)	56.46
6/30/2013	41.83	(0.59)	7.35	6.76	(2.77)	45.82
6/30/2012	47.01	(0.70)	(4.48)	(5.18)	—	41.83
Class P
6/30/2016	$61.90	$(0.27)	$(1.16)	$(1.43)	$(8.67)	$51.80
6/30/2015	66.74	(0.42)	6.87	6.45	(11.29)	61.90
6/30/2014	52.97	(0.42)	18.67	18.25	(4.48)	66.74
6/30/2013	47.48	(0.18)	8.44	8.26	(2.77)	52.97
6/30/2012	52.83	(0.31)	(5.04)	(5.35)	—	47.48
Institutional Class
6/30/2016	$62.49	$(0.24)	$(1.15)	$(1.39)	$(8.67)	$52.43
6/30/2015	67.21	(0.36)	6.93	6.57	(11.29)	62.49
6/30/2014	53.27	(0.36)	18.78	18.42	(4.48)	67.21
6/30/2013	47.68	(0.14)	8.50	8.36	(2.77)	53.27
6/30/2012	53.01	(0.27)	(5.06)	(5.33)	—	47.68
Administrative Class
6/30/2016	$60.32	$(0.36)	$(1.11)	$(1.47)	$(8.67)	$50.18
6/30/2015	65.40	(0.50)	6.71	6.21	(11.29)	60.32
6/30/2014	52.06	(0.50)	18.32	17.82	(4.48)	65.40
6/30/2013	46.77	(0.25)	8.31	8.06	(2.77)	52.06
6/30/2012	52.13	(0.38)	(4.98)	(5.36)	—	46.77

(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.
(c)	Does not include expenses of the investment companies in which the Fund invests.

126	Annual Report	| June 30, 2016 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

(3.24)%	$417,305	1.66	%(c)	(0.74	)%(c)	171%
10.33	340,765	1.61		(0.90)		165
35.10	330,421	1.59		(0.92)		152
17.95	259,132	1.57		(0.63)		161
(10.37)	258,603	1.58		(0.91)		176

(3.95)%	$112,423	2.41	%(c)	(1.53	)%(c)	171%
9.51	130,395	2.36		(1.65)		165
34.08	127,243	2.34		(1.67)		152
17.08	104,421	2.32		(1.37)		161
(11.02)	108,200	2.33		(1.66)		176

(2.99)%	$44,881	1.41	%(c)	(0.50	)%(c)	171%
10.62	53,710	1.36		(0.66)		165
35.43	45,425	1.34		(0.67)		152
18.24	33,833	1.32		(0.38)		161
(10.13)	36,159	1.33		(0.66)		176

(2.89)%	$518,761	1.31	%(c)	(0.43	)%(c)	171%
10.71	617,315	1.26		(0.55)		165
35.56	544,216	1.24		(0.57)		152
18.38	399,840	1.22		(0.28)		161
(10.05)	377,526	1.23		(0.56)		176

(3.15)%	$62,913	1.56	%(c)	(0.68	)%(c)	171%
10.44	72,947	1.51		(0.80)		165
35.25	65,147	1.49		(0.82)		152
18.06	49,124	1.47		(0.53)		161
(10.28)	48,897	1.48		(0.81)		176

See accompanying Notes to Financial Statements	| June 30, 2016 |	Annual Report	127

Notes to Financial Statements

June 30, 2016

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standard Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. As of June 30, 2016, the Trust consisted of fourteen separate investment funds (each a “Fund” and collectively, the “Funds”). Allianz Global Investors Fund Management LLC (“AGIFM,” the “Adviser” or the “Investment Manager”) serves as the Funds’ investment adviser and the Funds’ sub-advisers are Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) and NFJ Investment Group LLC (“NFJ”) (collectively the “Sub-Advisers”), each an affiliate of the Investment Adviser. The Investment Adviser and the Sub-Advisers are indirect wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Currently, the Trust may offer up to seven classes of shares to new and existing investors: A, C, R, P, Institutional, R6 and Administrative. Class B shares and Class D shares converted to Class A shares at the close of business on December 4, 2015 and November 13, 2015, respectively. Shares of the AllianzGI NFJ Small-Cap Value Fund are currently not available for purchase by any investor, including new investors, or for exchanges by shareholders of other Allianz Funds or of other series of Allianz Multi-Strategy Funds, with certain exceptions.

The following Funds sold and issued shares of beneficial interest to Allianz Fund Investments, Inc. (“AFI”), an indirect wholly-owned subsidiary of Allianz SE, during the years ended June 30, 2016 and June 30, 2015:

AllianzGI Emerging Markets Opportunities
Class	Date	Shares	Amount
R6	12/14/15	471	$10,000

AllianzGI Focused Growth
Class	Date	Shares	Amount
R6	12/14/15	267	$10,000

AllianzGI Health Sciences
Class	Date	Shares	Amount
Institutional	12/22/14	302	$10,000

The investment objective of AllianzGI Emerging Markets Opportunities is to seek maximum long-term capital appreciation. The investment objective of AllianzGI Focused Growth, AllianzGI Global Natural Resources, AllianzGI Global Small-Cap, AllianzGI Health Sciences, AllianzGI Mid-Cap, AllianzGI Small-Cap Blend, and AllianzGI Technology is to seek long-term capital appreciation. The investment objective of AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value, AllianzGI NFJ Large-Cap Value, AllianzGI NFJ Mid-Cap Value and

AllianzGI NFJ Small-Cap Value is to seek long-term growth of capital and income. The investment objective of AllianzGI Income & Growth is to seek total return comprised of current income, current gains and capital appreciation. There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Investments in mutual funds are valued at the net asset value per share (“NAV”) as reported on each business day. The Funds’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded futures are valued at the price determined by the relevant exchange.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Adviser and the Sub-Advisers. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed by the Board. Each Sub-Adviser monitors the continued appropriateness of methods applied and identifies to the Investment Adviser circumstances and events that may require fair valuation. The Investment Adviser, in turn, determines if adjustments should be

128	June 30, 2016 |	Annual Report

made in light of market changes, events affecting the issuer or other factors. If the Investment Adviser (in consultation with the Sub-Advisers) determines that a valuation method may no longer be appropriate, another valuation method may be selected or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premiums or discounts based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of each share class of a Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. The NAV of each share class of a Fund is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair-valuing the securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of each share class of a Fund is calculated. With respect to certain foreign securities, the Funds may fair-value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of each share class of a Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurements.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

■	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
■	Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
■	Level 3—valuations based on significant unobservable inputs (including the Sub-Advisers’ or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the year ended June 30, 2016 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes—Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include

Annual Report	| June 30, 2016	129

Notes to Financial Statements (cont’d)

June 30, 2016

broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds—Convertible bonds are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts—Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans—Senior Loans generally are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads, credit spreads and/or other criteria. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at June 30, 2016 in valuing each Fund’s assets and liabilities is listed below (refer to the Schedules of Investments and Note 5(b) for more detailed information on Investments in Securities and Other Financial Instruments):

AllianzGI Emerging Markets Opportunities:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/16
Common Stock:
Brazil	$15,646,266	—	—	$15,646,266
China	12,205,658	$26,976,629	—	39,182,287
Mexico	4,792,435	—	—	4,792,435
Russian Federation	13,702,731	—	—	13,702,731
South Africa	3,975,978	5,597,214	—	9,573,192
United States	11,010,613	—	—	11,010,613
All Other	—	134,917,801	—	134,917,801
Preferred Stock:
Brazil	3,970,293	—	—	3,970,293
Russian Federation	—	—	$5,185,296	5,185,296
Repurchase Agreements	—	900,000	—	900,000
Totals	$65,303,974	$168,391,644	$5,185,296	$238,880,914

130	June 30, 2016 |	Annual Report

AllianzGI Focused Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/16
Common Stock	$764,008,280	—	—	$764,008,280
Repurchase Agreements	—	$54,682,000	—	54,682,000
Totals	$764,008,280	$54,682,000	—	$818,690,280

AllianzGI Global Natural Resources:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/16
Common Stock:
Denmark	—	$677,723	—	$677,723
France	—	1,839,385	—	1,839,385
Germany	—	1,067,484	—	1,067,484
Spain	—	804,831	—	804,831
Switzerland	$2,258,850	1,244,732	—	3,503,582
United Kingdom	—	3,840,567	—	3,840,567
All Other	30,982,629	—	—	30,982,629
Exchange-Traded Funds	890,177	—	—	890,177
Repurchase Agreements	—	785,000	—	785,000
	34,131,656	10,259,722	—	44,391,378
Investments in Securities – Liabilities
Options Written:
Market Price	(367,954)	—	—	(367,954)
Totals	$33,763,702	$10,259,722	—	$44,023,424

AllianzGI Global Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/16
Common Stock:
Australia	$67,690	$3,357,134	—	$3,424,824
Austria	—	688,771	—	688,771
Belgium	—	1,471,831	—	1,471,831
China	—	2,201,917	—	2,201,917
Denmark	—	3,469,238	—	3,469,238
Finland	—	2,502,315	—	2,502,315
France	—	8,324,004	—	8,324,004
Germany	—	3,961,044	—	3,961,044
Hong Kong	—	1,418,905	—	1,418,905
Italy	—	3,459,036	—	3,459,036
Japan	—	31,354,303	—	31,354,303
Korea (Republic of)	—	1,033,796	—	1,033,796
Netherlands	—	2,132,613	—	2,132,613
Philippines	—	702,040	—	702,040
Singapore	—	163,570	—	163,570
Spain	—	2,354,054	—	2,354,054
Sweden	—	7,180,751	—	7,180,751
Switzerland	1,858,724	2,432,015	—	4,290,739
Taiwan	—	1,757,829	—	1,757,829
United Kingdom	1,087,269	8,880,881	—	9,968,150

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Notes to Financial Statements (cont’d)

June 30, 2016

AllianzGI Global Small-Cap (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/16
All Other	$139,409,983	—	—	$139,409,983
Repurchase Agreements	—	$3,333,000	—	3,333,000
	142,423,666	92,179,047	—	234,602,713
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	8,789	—	8,789
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(4,543)	—	(4,543)
Totals	$142,423,666	$92,183,293	—	$234,606,959

AllianzGI Health Sciences:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/16
Common Stock:
Biotechnology	$52,365,937	$8,873,281	—	$61,239,218
Pharmaceuticals	50,001,215	4,697,411	—	54,698,626
All Other	63,646,418	—	—	63,646,418
Repurchase Agreements	—	5,898,000	—	5,898,000
Totals	$166,013,570	$19,468,692	—	$185,482,262

AllianzGI Income & Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/16
Common Stock:
Advertising	—	—	$1,607,308	$1,607,308
Apparel & Textiles	—	—	58,619	58,619
Semiconductors & Semiconductor Equipment	$59,417,744	—	10,552	59,428,296
All Other	955,776,711	—	—	955,776,711
Corporate Bonds & Notes:
Apparel & Textiles	—	—	50,500	50,500
Diversified Financial Services	—	$35,314,950	3,009,300	38,324,250
All Other	—	905,769,863	—	905,769,863
Convertible Bonds	—	633,734,527	—	633,734,527
Convertible Preferred Stock:
Financial Services	—	9,641,272	—	9,641,272
Food & Beverage	—	13,585,995	—	13,585,995
Hotels, Restaurants & Leisure	—	—	927,500	927,500
Oil, Gas & Consumable Fuels	17,966,124	4,030,813	—	21,996,937
All Other	163,979,757	—	—	163,979,757
Senior Loans	—	—	13,550,266	13,550,266
Warrants	—	—	216,181	216,181
Preferred Stock:
Media	—	—	80	80
Repurchase Agreements	—	87,649,000	—	87,649,000
	1,197,140,336	1,689,726,420	19,430,306	2,906,297,062
Investments in Securities – Liabilities
Options Written:
Market Price	(1,278,418)	—	—	(1,278,418)
Totals	$1,195,861,918	$1,689,726,420	$19,430,306	$2,905,018,644

132	June 30, 2016 |	Annual Report

AllianzGI Mid-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/16
Common Stock	$282,289,047	—	—	$282,289,047
Repurchase Agreements	—	$372,000	—	372,000
Totals	$282,289,047	$372,000	—	$282,661,047

AllianzGI NFJ Dividend Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/16
Common Stock	$5,103,712,476	—	—	$5,103,712,476
Repurchase Agreements	—	$25,778,000	—	25,778,000
Totals	$5,103,712,476	$25,778,000	—	$5,129,490,476

AllianzGI NFJ International Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/16
Common Stock:
Australia	$23,417,505	$26,775,413	—	$50,192,918
Brazil	14,148,408	—	—	14,148,408
Canada	75,690,853	—	—	75,690,853
India	21,549,334	—	—	21,549,334
Israel	21,056,416	—	—	21,056,416
Korea (Republic of)	30,352,128	—	—	30,352,128
Mexico	19,983,800	—	—	19,983,800
Netherlands	—	6,314,388	—	6,314,388
Russian Federation	37,719,747	—	—	37,719,747
Singapore	21,930,516	—	—	21,930,516
South Africa	24,498,120	—	—	24,498,120
Sweden	11,416,487	41,129,125	—	52,545,612
Taiwan	21,728,932	—	—	21,728,932
Turkey	7,512,315	—	—	7,512,315
United Kingdom	93,963,511	152,161,203	—	246,124,714
All Other	—	425,606,465	—	425,606,465
Repurchase Agreements	—	10,692,000	—	10,692,000
Totals	$424,968,072	$662,678,594	—	$1,087,646,666

AllianzGI NFJ Large-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/16
Common Stock	$401,455,118	—	—	$401,455,118
Repurchase Agreements	—	$2,458,000	—	2,458,000
Totals	$401,455,118	$2,458,000	—	$403,913,118

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Notes to Financial Statements (cont’d)

June 30, 2016

AllianzGI NFJ Mid-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/16
Common Stock	$596,269,442	—	—	$596,269,442
Mutual Funds	6,895,790	—	—	6,895,790
Repurchase Agreements	—	$14,852,000	—	14,852,000
Totals	$603,165,232	$14,852,000	—	$618,017,232

AllianzGI NFJ Small-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/16
Common Stock	$3,768,938,003	—	—	$3,768,938,003
Mutual Funds	39,363,410	—	—	39,363,410
Repurchase Agreements	—	$150,079,000	—	150,079,000
Totals	$3,808,301,413	$150,079,000	—	$3,958,380,413

AllianzGI Small-Cap Blend:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/16
Common Stock	$74,187,412	—	—	$74,187,412
Repurchase Agreements	—	$1,120,000	—	1,120,000
Totals	$74,187,412	$1,120,000	—	$75,307,412

AllianzGI Technology:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/16
Common Stock:
Electrical Equipment	$2,393	$7,612	—	$10,005
Electronic Equipment, Instruments & Components	17,427,736	41,814	—	17,469,550
Health Care Equipment & Supplies	—	3,572	—	3,572
Internet & Catalog Retail	119,203,764	10,853	—	119,214,617
Internet Software & Services	204,439,492	16,932,570	—	221,372,062
IT Services	192,087,962	37,824	—	192,125,786
Semiconductors & Semiconductor Equipment	159,257,655	2,085,740	—	161,343,395
Software	210,907,461	410,734	—	211,318,195
Technology Hardware, Storage & Peripherals	64,329,580	444,851	—	64,774,431
All Other	91,423,555	—	—	91,423,555
Exchange-Traded Funds:
Exchange-Traded Funds	3,436	1,277	—	4,713
Repurchase Agreements	—	77,063,000	—	77,063,000
Options Purchased:
Market Price	1,362,500	—	—	1,362,500
	1,060,445,534	97,039,847	—	1,157,485,381
Investments in Securities – Liabilities
Options Written:
Market Price	(756,000)	—	—	(756,000)
Securities Sold Short, at value	(40,035,959)	—	—	(40,035,959)
	(40,791,959)	—	—	(40,791,959)
Totals	$1,019,653,575	$97,039,847	—	$1,116,693,422

134	June 30, 2016 |	Annual Report

At June 30, 2016, the following Funds had transfers between Levels 1 and 2:

Transfers
	Level 1 to Level 2		Level 2 to Level 1
AllianzGI Emerging Markets Opportunities	$6,892,968(a	)	$1,212,799(b	)
AllianzGI Global Small-Cap	6,117,027(a	)	1,394,165(b	)
AllianzGI Technology	39,101(a	)	—

(a)	This transfer was a result of securities trading outside the U.S. whose values were not adjusted by the application of a modeling tool at June 30, 2015, which was applied on June 30, 2016.
(b)	This transfer was a result of securities trading outside the U.S. whose values were adjusted by the application of a modeling tool at June 30, 2015, which was not applied on June 30, 2016.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended June 30, 2016, was as follows:

AllianzGI Emerging Markets Opportunities:
Investments in Securities –Assets	Beginning Balance 6/30/15	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 6/30/16
Common Stock:
China	$3,265,928	$147,035	$(2,195,085)	—	$(1,966,249)	$748,371	—	—	—
Preferred Stock
Russian Federation	3,125,715	3,319,083	(453,642)	—	(124,773)	(681,087)	—	—	$5,185,296
Rights:
Korea (Republic of)	6,135	—	—	—	—	(6,135)	—	—	—
Totals	$6,397,778	$3,466,118	$ (2,648,727)	—	$ (2,091,022)	$ 61,149	—	—	$5,185,296

AllianzGI Global Small-Cap:
Investments in Securities –Assets	Beginning Balance 6/30/15	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 6/30/16
Common Stock:
Thailand	$507,498	$15,769	$(412,037)	—	$(69,840)	$(41,390)	—	—	—

AllianzGI Health Sciences:
Investments in Securities – Assets	Beginning Balance 6/30/15	Purchases	Sales		Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 6/30/16
Warrants:
Pharmaceuticals	$135,955	—	—	†	—	$(125,814)	$(10,141)	—	—	—

AllianzGI Income & Growth:
Investments in Securities –Assets	Beginning Balance 6/30/15	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3		Transfers out of Level 3	Ending Balance 6/30/16
Common Stock:
Advertising	—	$1,422,157	—	—	—	$185,151	—		—	$1,607,308
Apparel & Textiles	—	990,538	—	—	—	(931,919)	—		—	58,619
Semiconductors & Semiconductor Equipment	—	7,190,183	—	—	—	(7,179,631)	—		—	10,552
Corporate Bonds & Notes:
Apparel & Textiles	—	—	—	—	—	—	$50,500	**	—	50,500
Diversified Financial Services	—	—	—	—	—	—	3,009,300	***	—	3,009,300

Annual Report	| June 30, 2016	135

Notes to Financial Statements (cont’d)

June 30, 2016

AllianzGI Income & Growth (cont’d)
Investments in Securities – Assets	Beginning Balance 6/30/15	Purchases	Sales		Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 6/30/16
Convertible Preferred Stock:
Automobiles	$4,502,448	—	$(4,675,824	)††	—	—	173,376	—	—	—
Banks	8,393,095	—	(8,883,702	)††	—	—	490,607	—	—	—
Food Products	7,795,380	—	(8,683,804	)††	—	—	888,424	—	—	—
Health Care Providers & Services	11,543,228	—	(11,363,486	)††	$(296,257)	—	116,515	—	—	—
Hotels, Restaurants & Leisure	—	$1,000,000	—		—	—	(72,500)	—	—	$927,500
Senior Loans	—	13,550,266	—		—	—	—	—	—	13,550,266
Warrants	—	237,932	—		—	—	(21,751)	—	—	216,181
Preferred Stock	—	8,000,000	—		—	—	(7,999,920)	—	—	80
Totals	$32,234,151	$32,391,076	$(33,606,816)		$(296,257)	—	$(14,351,648)	$3,059,800	—	$19,430,306

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at June 30, 2016:

AllianzGI Emerging Markets Opportunities:
Investments in Securities – Assets	Ending Balance at 6/30/16	Valuation Technique Used	Unobservable Inputs	Input Values
Preferred Stock	$5,185,296	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	$0.60

AllianzGI Income & Growth:
Investments in Securities – Assets	Ending Balance at 6/30/16	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock:
Advertising	$1,607,308	Model Price	Proprietary Data Used in Model	$20.04
Apparel & Textiles	$58,619	Model Price	Proprietary Data Used in Model	$25.18
Semiconductors & Semiconductor Equipment	$10,552	Fundamental Analytical Data Relating to the Investment	Price of Stock	$22.79
Corporate Bonds & Notes:
Apparel & Textiles	$50,500	Model Price	Proprietary Data Used in Model	$5.05
Diversified Financial Services	$3,009,300	Third-Party Pricing Vendor	Single Broker Quote	$42.00
Convertible Preferred Stock	$927,500	Third-Party Pricing Vendor	Single Broker Quote	$92.75
Senior Loans	$13,550,266	Model Price	Proprietary Data Used in Model	$100.00
Warrants	$216,181	Fundamental Analytical Data Relating to the Investment	Price of Warrant	$0.25195
Preferred Stock	$80	Fundamental Analytical Data Relating to the Investment	Liquidation Value	$0.01	#

#	Preferred stock trades are in lots of 1,000.
*	Other financial instruments are derivatives, such as forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.
**	Transferred out of Level 2 into Level 3 because Sub-Adviser recommended a third-party pricing vendor analysis on June 30, 2016.
***	Transferred out of Level 2 into Level 3 because Sub-Adviser recommended to use a single broker quote on June 30, 2016.
†	Security was written off accounting records as worthless.
††	Conversion

136	June 30, 2016 |	Annual Report

The net change in unrealized appreciation/depreciation of Level 3 investments which the following Funds held at June 30, 2016 was:

AllianzGI Emerging Markets Opportunities	$(1,469,167)
AllianzGI Income & Growth	(16,020,570)

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Dividend and interest income on the Statements of Operations are shown net of any foreign taxes withheld on income from foreign securities. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payment may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Dividends from underlying funds are recorded as dividend income, while capital gain distributions are recorded as net capital gain distributions received from underlying funds on the Statements of Operations. Facility fees and other fees (such as origination fees) received on settlement date are amortized as income over the expected term of the senior loan. Facility fees and other fees received after settlement date relating to senior loans, commitment fees received relating to unfunded purchase or lending commitments and consent fees relating to corporate actions are recorded as miscellaneous income upon receipt. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses of the underlying funds are reflected in the net asset values of those funds.

(d) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2016, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal income tax returns for the prior three years as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, of each Fund (except AllianzGI Income & Growth, AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value and AllianzGI NFJ Large-Cap Value), are declared and distributed to shareholders annually. Dividends from net investment income and/or distributions from short-term capital gains for AllianzGI Income & Growth, if any, are declared and distributed monthly. Dividends from net investment income, if any, for AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value and AllianzGI NFJ Large-Cap Value are declared and distributed quarterly. Net realized capital gains, if any, earned by each Fund, will be distributed annually. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Multi-Class Operations.  Each class offered by the Funds has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, include administration, distribution and servicing fees.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices

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Notes to Financial Statements (cont’d)

June 30, 2016

of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Repurchase Agreements.  The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. The gross values are included in the Funds’ Schedules of Investments. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

(i) Securities Sold Short.  Certain Funds engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Funds will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the broker requires as collateral. A Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked to market daily. Short sales expose the Funds to the risk that they will be required to cover the short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the applicable Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Funds will be subject to additional risks to the extent that they engage in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(j) Warrants.  The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(k) Rights.  The Funds may receive rights. A right is a privilege granted to existing stockholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the right, the right will expire worthless. Rights may increase the potential profit or loss to be

138	June 30, 2016 |	Annual Report

realized from the investment as compared with investing the same amount in the underlying securities.

(l) Senior Loans.  The Funds may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The Funds may also enter into lending arrangements involving unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the principal amounts may never be utilized by the borrower.

Certain Funds may purchase the securities of distressed companies (including assignments or direct investments), including companies engaged in restructurings or bankruptcy proceedings. Investments in distressed companies may include senior obligations of an issuer issued in connection with a restructuring under Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” or “DIP” financings). Debtor-in-possession financings generally allow the issuer to continue its operations while reorganizing. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is risk that the issuer under a debtor-in-possession financing will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Funds’ only recourse would be against the collateral securing the debtor-in-possession financing.

(m) Exchange-Traded Funds.  Certain Funds may invest in exchange-traded-funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

(n) Convertible Securities.  Certain Funds’ may invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities.

(o) Payment In-Kind Securities.  The Funds may invest in, payment in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

(p) Loan Interest Expense.  Loan interest expense relates to amounts borrowed under the credit facility (See Note 12). Loan interest expense is recorded as it is incurred.

(q) Contingent Value Rights.  A Fund may invest in contingent value rights (“CVRs”). A CVR gives the holder the right to receive an amount (which may be a fixed amount or determined by a formula) in the event that a specified corporate action, business milestone, or other trigger occurs (or does not occur) which is often subject to an expiration date. CVRs often are awarded to shareholders in the context of a corporate acquisition or major restructuring. For example, shareholders of an acquired company may receive a CVR that enables them to receive additional shares of the acquiring company in the event that the acquiring company’s share price falls below a certain level by a specified date. Risks associated with the use of CVRs are generally similar to risks associated with the use of options, such as the risk that the required trigger does not (or does) occur prior to a CVR’s expiration, causing the CVR to expire with no value. CVRs also present illiquidity risk, as they may not be registered securities or may otherwise be non-transferable or difficult to transfer, as well as counterparty risk and credit risk. Further, because CVRs are valued based on the likelihood of the occurrence of a trigger, valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. Interest rate changes can be sudden and unpredictable, and the Funds may lose money as a result of movements in interest rates. The Funds may not be able to hedge

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Notes to Financial Statements (cont’d)

June 30, 2016

against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Advisers seek to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

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The Funds may invest in other investment companies, including investment companies advised or sub-advised by the Investment Adviser or its affiliates. Investing in other investment companies involves certain additional expenses and tax results that would not be present in a direct investment in such other investment companies. Each Fund’s NAV will fluctuate in response to changes in the NAVs of the other investment companies in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular investment company will depend upon the extent to which each Fund’s assets are allocated from time to time for investment in such investment company, which will vary. To the extent that a Fund invests a significant portion of its assets in another investment company, it will be particularly sensitive to the risks associated with that investment company.

3.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Option Transactions.  The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risks associated with purchasing an option include the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

Futures Contracts.  The Funds use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

Forward Foreign Currency Contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

The effect of derivatives on the Statements of Assets and Liabilities at June 30, 2016:

AllianzGI Global Natural Resources:
Location	Market Price
Liability derivatives:
Options written, at value	$(367,954)

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Notes to Financial Statements (cont’d)

June 30, 2016

AllianzGI Global Small-Cap:
Location	Foreign Exchange Contracts
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$8,789
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(4,543)

AllianzGI Income & Growth:
Location	Market Price
Liability derivatives:
Options written, at value	$(1,278,418)

AllianzGI Technology:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$1,362,500
Liability derivatives:
Options written, at value	$(756,000)

The effect of derivatives on the Statements of Operations for the year ended June 30, 2016:

AllianzGI Emerging Markets Opportunities:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transaction (forward currency contracts)	$(9,352)
Net change in unrealized appreciation/depreciation of:
Foreign currency transaction (forward currency contracts)	$(1,103)

The following is a summary of the Funds’ derivatives categorized by risk exposure.

AllianzGI Global Natural Resources:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Options written	$3,349,820	—	$3,349,820
Foreign currency transaction (forward currency contracts)	—	$(1,696)	(1,696)
Total net realized gain (loss)	$3,349,820	$(1,696)	$3,348,124
Net change in unrealized appreciation/depreciation of:
Options written	$(38,980)	—	$(38,980)
Foreign currency transaction (forward currency contracts)	—	$1,608	1,608
Total net change in unrealized appreciation/depreciation	$(38,980)	$1,608	$(37,372)

AllianzGI Global Small-Cap:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transaction (forward currency contracts)	$20,270
Net change in unrealized appreciation/depreciation of:
Foreign currency transaction (forward currency contracts)	$6,880

AllianzGI Health Sciences:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transaction (forward currency contracts)	$(1,616)
Net change in unrealized appreciation/depreciation of:
Foreign currency transaction (forward currency contracts)	$(19,716)

AllianzGI Income & Growth:
Location	Market Price
Net realized loss on:
Options written	$(3,273,892)
Net change in unrealized appreciation/depreciation of:
Options written	$(194,850)

AllianzGI NFJ International Value:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transaction (forward currency contracts)	$(1,176,201)
Net change in unrealized appreciation/depreciation of:
Foreign currency transaction (forward currency contracts)	$(5,316)

AllianzGI NFJ Small-Cap Value:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transaction (forward currency contracts)	$(45,046)

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AllianzGI Technology:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Investments (options purchased)	$(5,289,853)	—	$(5,289,853)
Futures contracts	5,569,413	—	5,569,413
Options written	13,287,009	—	13,287,009
Foreign currency transaction (forward currency contracts)	—	$292,406	292,406
Total net realized gain (loss)	$13,566,569	$292,406	$13,858,975
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$1,631,949	—	$1,631,949
Options written	(2,542,251)	—	(2,542,251)
Total net change in unrealized appreciation/depreciation	$(910,302)	$—	$(910,302)

The average volume (based on the open positions at each month-end) of derivative activity during the year ended June 30, 2016:

	Options Purchased Contracts(1)	Options Written Contracts(1)	Forward Foreign Currency Contracts(2)		Futures Contracts(1)
			Purchased	Sold	Short
AllianzGI Emerging Markets Opportunities	—	—	$742,232	$202,901	—
AllianzGI Global Natural Resources	—	(4,304)	64,517	45,525	—
AllianzGI Global Small-Cap	—	—	137,332	257,131	—
AllianzGI Health Sciences	—	—	144,555	—	—
AllianzGI Income & Growth	—	(23,169)	—	—	—
AllianzGI NFJ International Value	—	—	3,141,576	1,577,343	—
AllianzGI NFJ Small-Cap Value	—	—	43,985	393,287	—
AllianzGI Technology	16,111	(22,815)	—	—	(399)

(1)	Number of contracts
(2)	U.S. $ value on origination date

The following tables present, by counterparty, the Funds’ derivative assets and liabilities net of related collateral held by the Funds at June 30, 2016 which has not been offset in the Statements of Assets and Liabilities, but would be available for offset to the extent of a default by the counterparty to the transaction.

Financial Assets and Derivative Assets, and Collateral Received at June 30, 2016:

AllianzGI Global Small-Cap:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$8,789	$(4,543)	—	$4,246

Financial Liabilities and Derivative Liabilities, and Collateral Received (Pledged) at June 30, 2016:

AllianzGI Global Small-Cap:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$4,543	$(4,543)	—	—

Annual Report	| June 30, 2016	143

Notes to Financial Statements (cont’d)

June 30, 2016

4.	INVESTMENT ADVISER/ADMINISTRATOR/DISTRIBUTOR FEES/ EXPENSES & DEFERRED COMPENSATION

Investment Advisory Fee.  AGIFM serves as investment adviser to the Funds, pursuant to an investment advisory contract. AGIFM receives a monthly fee (the “Investment Advisory Fee”) from each Fund at an annual rate based on the average daily net assets of each Fund.

The Investment Adviser has retained the Sub-Advisers to manage the Funds’ investments. Subject to the supervision of the Investment Adviser, the Sub-Advisers are responsible for making all of the Funds’ investment decisions. The Investment Adviser, not the Funds, pays a portion of the fees it receives as Investment Adviser to the Sub-Advisers in return for their services in accordance with the portfolio management agreements. AllianzGI U.S. sub-advises the following Funds: AllianzGI Emerging Markets Opportunities, AllianzGI Focused

Growth, AllianzGI Global Natural Resources, AllianzGI Global Small-Cap, AllianzGI Health Sciences, AllianzGI Income & Growth, AllianzGI Mid-Cap, AllianzGI Small-Cap Blend and AllianzGI Technology. NFJ sub-advises the following Funds: AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value, AllianzGI NFJ Large-Cap Value, AllianzGI NFJ Mid-Cap Value and AllianzGI NFJ Small-Cap Value.

Administration Fee.  AGIFM provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each share class of each Fund a monthly administration fee based on each share class’ average daily net assets (the “Administration Fee”).

The Investment Advisory Fee and Administration Fee for all classes are charged at an annual rate as indicated in the following table:

	All Classes				Class A, B†, C, D† and R			Class P			Institutional Class			Administrative Class			Class R6
	Investment Advisory Fee		Effective Advisory Fee		Administ- ration Fee	Effective Adminis- tration Fee		Adminis- tration Fee	Effective Adminis- tration Fee		Adminis- tration Fee	Effective Adminis- tration Fee		Adminis- tration Fee	Effective Adminis- tration Fee		Adminis- tration Fee	Effective Adminis- tration Fee
AllianzGI Emerging Markets Opportunities(1)	0.85	%(13)	0.86%		0.50%	#	%(12)	0.50%	0.39	%(12)	0.40%	0.30	%(12)	N/A	N/A		0.35%	0.20	%(12)
AllianzGI Focused Growth(3)	0.45		0.45		0.40	0.40		0.40	0.40		0.30	0.30		0.30%	0.30%		0.25	0.25
AllianzGI Global Natural Resources(2)	0.70		0.70		0.45	0.45		0.45	0.45		0.35	0.35		N/A	N/A		N/A	N/A
AllianzGI Global Small-Cap(2)	0.90		0.90		0.45	0.45		0.45	0.45		0.35	0.35		N/A	N/A		N/A	N/A
AllianzGI Health Sciences(3)	0.80		0.80		0.40	0.40		N/A	N/A		0.30	0.30		N/A	N/A		N/A	N/A
AllianzGI Income & Growth(3)	0.65		0.65	(5)	0.40	0.38		0.40	0.38		0.30	0.28		N/A	N/A		N/A	N/A
AllianzGI Mid-Cap(3)	0.47		0.47		0.40	0.40		0.40	0.40		0.30	0.30		0.30	0.30		N/A	N/A
AllianzGI NFJ Dividend Value(3)	0.45		0.45	(9)	0.40	0.36		0.40	0.36		0.30	0.26		0.30	0.26		0.25	0.21
AllianzGI NFJ International Value(1)	0.60		0.60	(7)	0.50	0.43	(10)	0.50	0.43	(10)	0.40	0.33	(10)	0.40	0.33	(10)	0.35	0.28	(10)
AllianzGI NFJ Large-Cap Value(3)	0.45		0.45		0.40	0.40		0.40	0.40		0.30	0.30		0.30	0.30		N/A	N/A
AllianzGI NFJ Mid-Cap Value(3)	0.55	(14)	0.57		0.40	0.40		0.40	0.40		0.30	0.30		0.30	0.30		N/A	N/A
AllianzGI NFJ Small-Cap Value(3)	0.60		0.59	(8)	0.40	0.37		0.40	0.37		0.30	0.22	(11)	0.30	0.22	(11)	0.25	0.17	(11)
AllianzGI Small-Cap Blend(3)	0.65		0.61	(6)	0.40	0.40		0.40	0.40		0.30	0.30		N/A	N/A		N/A	N/A
AllianzGI Technology(3)	0.90		0.90	(4)	0.40	0.39		0.40	0.39		0.30	0.29		0.30	0.29		N/A	N/A

(1)	The total Administration Fee rate for each class of shares shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $250 million, by an additional 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.
(2)	The total Administration Fee rate for each class of shares shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

144	June 30, 2016 |	Annual Report

(3)	The total Administration Fee for each class of shares shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.
(4)	Effective November 1, 2015, the Adviser has contractually agreed to observe, through October 31, 2016, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.90% contractual fee rate by 0.01% on net assets in excess of $2 billion, by an additional 0.015% on net assets in excess of $3 billion and by an additional 0.025% on net assets in excess of $5 billion, each based on the Fund’s average daily net assets. An identical waiver arrangement was in place for the Fund from November 1, 2014 through October 31, 2015.
(5)	Effective November 1, 2015, the Adviser has contractually agreed to observe, through October 31, 2016, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.65% contractual fee rate by 0.01% on net assets in excess of $2 billion, by an additional 0.015% on net assets in excess of $3 billion and by an additional 0.025% on net assets in excess of $5 billion, each based on the Fund’s average daily net assets. An identical waiver arrangement was in place for the Fund from November 1, 2014 through October 31, 2015.
(6)	Effective March 9, 2015, the Adviser had contractually agreed to observe, through March 31, 2016, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduced the 0.65% contractual fee rate by 0.06% to 0.59%.
(7)	Effective November 1, 2015, the Adviser has contractually agreed to observe, through October 31, 2016, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.60% contractual fee rate by 0.01% on net assets in excess of $4 billion, by an additional 0.015% on net assets in excess of $5 billion and by an additional 0.025% on net assets in excess of $7.5 billion, each based on the Fund’s average daily net assets. An identical waiver arrangement was in place for the Fund from November 1, 2014 through October 31, 2015.
(8)	Effective November 1, 2015, the Adviser has contractually agreed to observe, through October 31, 2016, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.60% contractual fee rate by 0.025% on net assets in excess of $3 billion, by an additional 0.025% on net assets in excess of $4 billion and by an additional 0.025% on net assets in excess of $5 billion, each based on the Fund’s average daily net assets. An identical waiver arrangement was in place for the Fund from November 1, 2014 through October 31, 2015.
(9)	Effective November 1, 2015, the Adviser has contractually agreed to observe, through October 31, 2016, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.45% contractual fee rate by 0.025% on net assets in excess of $7.5 billion and by an additional 0.025% on net assets in excess of $10 billion, each based on the Fund’s average daily net assets. An identical waiver arrangement was in place for the Fund from November 1, 2014 through October 31, 2015.
(10)	Effective November 1, 2015, the Administrator has contractually agreed to observe, through October 31, 2016, an irrevocable waiver of a portion of its Administration Fees, which reduces the contractual fee rate by 0.025%. An identical waiver arrangement was in place for the Fund from November 1, 2014 through October 31, 2015.
(11)	Effective November 1, 2015, the Administrator has contractually agreed to observe, through October 31, 2016, an irrevocable waiver of a portion of its Administration Fees paid by Institutional Class, Class R6 and Administrative Class shares in the amount of 0.05% of the Fund’s average daily net assets attributable to these particular share classes. An identical waiver arrangement was in place for the Fund from November 1, 2014 through October 31, 2015.
(12)	Effective October 13, 2015, the Administrator has contractually agreed to observe, through October 31, 2016, an irrevocable waiver of a portion of its Administration Fees, which reduces the contractual fee rate by 0.15%.
(13)	Effective October 13, 2015, the Investment Advisory fee was reduced from 0.90% to 0.85%.
(14)	Effective November 1, 2015, the Investment Advisory fee was reduced from 0.60% to 0.55%.
†	Class B share and Class D shares were converted into Class A shares at the close of business on December 4, 2015 and November 13, 2015, respectively. See Note 10(a).
#	The effective Administration Fees rates for Class A and Class C are 0.36% and 0.40%, respectively.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AGIFM, serves as the distributor of the Trust’s shares. The Funds are permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to the Administrative Class may be expensed.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R classes, the Distributor receives (i) in connection with the distribution of B, C, D and R class shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to A, B, C, D and R class shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

The Funds paid the Distributor distribution and/or servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B†
All Funds	0.75%	0.25
Class C
All Funds	0.75	0.25
Class D†
All Funds	—	0.25
Class R
All Funds	0.25	0.25

†	Class B shares and Class D shares were converted into Class A shares at the close of business on December 4, 2015 and November 13, 2015, respectively. See Note 10(a).

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and contingent deferred sales charges (“CDSC”) paid by the shareholders upon certain redemptions of Class A, B and C shares. For the year ended June 30, 2016, the Distributor received $1,837,942, representing commissions (sales charges) and CDSC from the Funds.

Annual Report	| June 30, 2016	145

Notes to Financial Statements (cont’d)

June 30, 2016

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of the Investment Adviser or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of the Investment Adviser or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses, if any and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The Funds may invest in other investment companies, including investment companies advised or sub-advised by the Investment Adviser or its affiliates. Investing in other investment companies involves certain additional expenses and tax results that would not be present in a direct investment in such other investment companies. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Deferred Compensation.  The Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex. The Trust has adopted a deferred compensation plan (the “Plan”) for the Trustees, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the Plan. Under the Plan, each Trustee may elect not to receive all or a portion of their fees from the Trust on a current basis but to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in a Fund or Funds, or in one or more series of Allianz Funds Multi-Strategy Trust, selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program is structured such that the Trust remains in substantially the same financial position whether the Trustee fees are paid when earned or deferred.

5. INVESTMENTS IN SECURITIES

For the year ended June 30, 2016, purchases and sales of investments, other than short-term securities were:

	Purchases	Sales
AllianzGI Emerging Markets Opportunities	$308,199,368	$180,802,296
AllianzGI Focused Growth	456,670,535	392,752,286
AllianzGI Global Natural Resources	79,352,483	79,680,658
AllianzGI Global Small-Cap	239,214,259	196,899,610
AllianzGI Health Sciences*	220,628,813	233,096,736

	Purchases	Sales
AllianzGI Income & Growth	$2,725,383,602	$2,680,282,557
AllianzGI Mid-Cap	214,738,101	241,033,793
AllianzGI NFJ Dividend Value	2,597,660,093	4,865,667,315
AllianzGI NFJ International Value	852,918,230	1,784,377,602
AllianzGI NFJ Large-Cap Value	270,496,388	445,209,605
AllianzGI NFJ Mid-Cap Value	318,691,709	394,770,335
AllianzGI NFJ Small-Cap Value	2,212,186,492	3,718,803,937
AllianzGI Small-Cap Blend	108,239,660	118,149,437
AllianzGI Technology**	2,158,122,478	2,361,346,721

*	Securities sold short of $21,458,833; covers on securities sold short of $21,729,541
**	Securities sold short of $204,947,019; covers on securities sold short of $233,529,198.

At June 30, 2016, AllianzGI Income & Growth had the following unfunded commitment under a debtor-in-possession financing which could be extended at the option of the in-bankruptcy issuer:

Issuer	Principal Amount
SFX Entertainment, Inc.	$1,529,247

(a) Transactions in options written for the year ended June 30, 2016:

	AllianzGI Global Natural Resources:
	Contracts	Premiums
Options outstanding, June 30, 2015	3,624	$436,665
Options written	71,194	7,319,581
Options terminated in closing transactions	(55,556)	(5,814,250)
Options expired	(11,317)	(1,433,193)
Options outstanding, June 30, 2016	7,945	$508,803

	AllianzGI Income & Growth:
	Contracts	Premiums
Options outstanding, June 30, 2015	20,344	$672,406
Options written	241,440	12,471,467
Options terminated in closing transactions	(58,805)	(3,120,442)
Options expired	(175,939)	(9,073,937)
Options outstanding, June 30, 2016	27,040	$949,494

	AllianzGI Technology:
	Contracts	Premiums
Options outstanding, June 30, 2015	44,408	$19,551,433
Options written	42,289	30,015,379
Options terminated in closing transactions	(53,983)	(30,396,024)
Options expired	(26,714)	(16,767,702)
Options outstanding, June 30, 2016	6,000	$2,403,086

146	June 30, 2016 |	Annual Report

(b) Forward foreign currency contracts outstanding at June 30, 2016:

AllianzGI Global Small-Cap:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value June 30, 2016	Unrealized Appreciation (Depreciation)
Purchased:
63,317,929 Japanese Yen settling 7/1/16	Northern Trust Company	$617,372	$613,160	$(4,212)
Sold:
132,120,780 Japanese Yen settling 7/1/16	Northern Trust Company	1,288,223	1,279,434	8,789
71,294 Singapore Dollar settling 7/1/16	Northern Trust Company	52,593	52,924	(331)
				$4,246

At June 30, 2016, the AllianzGI Technology Fund pledged $17 in cash as collateral for derivatives.

6.	INCOME TAX INFORMATION

The tax character of dividends and distributions paid by the Funds was:

	Year ended June 30, 2016			Year ended June 30, 2015
	Ordinary Income(1)	15% Long-term Capital Gain	25% Long-term Capital Gain	Ordinary Income(1)	15% Long-term Capital Gain	25% Long-term Capital Gain
AllianzGI Emerging Markets Opportunities	$2,545,376	—	—	$1,889,114	—	—
AllianzGI Focused Growth	6,048,998	$46,979,003	—	15,353,999	$49,534,917	—
AllianzGI Global Natural Resources	245,577	—	—	57,524	—	—
AllianzGI Global Small-Cap	—	—	—	—	—	—
AllianzGI Health Sciences	11,267,334	28,389,155	—	14,918,832	9,878,723	—
AllianzGI Income & Growth	244,397,334	37,203,478	$63,492	229,266,732	5,622,026	—
AllianzGI Mid-Cap	—	18,982,298	—	—	47,115,578	—
AllianzGI NFJ Dividend Value	157,450,672	—	—	186,400,227	—	—
AllianzGI NFJ International Value	49,700,444	—	—	78,100,860	—	—
AllianzGI NFJ Large-Cap Value	10,358,466	—	—	12,803,090	—	—
AllianzGI NFJ Mid-Cap Value	8,179,369	19,875,188	1,212	10,651,632	—	—
AllianzGI NFJ Small-Cap Value	88,180,903	634,446,094	717,688	285,785,408	1,334,450,202	$176,680
AllianzGI Small-Cap Blend	126,552	2,452,138	288	345,349	2,056	7
AllianzGI Technology	27,080,166	167,836,096	—	53,505,462	170,993,042	—

(1)	Includes short-term capital gains, if any.

At June 30, 2016, the components of distributable earnings were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards(2)	Late Year Ordinary Loss(3)
					Post-October Capital Loss(4)
					Short-Term	Long-Term
AllianzGI Emerging Markets Opportunities	$3,986,961	—	$66,562,919	384,091	$23,898,980	5,477,625
AllianzGI Focused Growth	911,818	$22,908,475	—	$—	12,530,790	—
AllianzGI Global Natural Resources	267,212	—	7,749,152	—	4,681,840	2,314,131
AllianzGI Global Small-Cap	—	—	7,132,745	352,067	14,863,326	(3,928,941)
AllianzGI Health Sciences	—	—	5,155,612	10,975	10,482,511	(4,912,718)
AllianzGI Income & Growth	22,278,140	2,251	—	—	—	—
AllianzGI Mid-Cap	—	12,618,218	—	1,080,062	3,582,955	—
AllianzGI NFJ Dividend Value	389,752	155,628,041	—	—	108,267,155	—
AllianzGI NFJ International Value	7,350,494	—	307,712,941	4,198,355	113,795,913	104,500,989
AllianzGI NFJ Large-Cap Value	—	—	304,563,922	—	7,184,998	—
AllianzGI NFJ Mid-Cap Value	2,823,790	373,623	—	—	12,147,084	4,449,536

Annual Report	| June 30, 2016	147

Notes to Financial Statements (cont’d)

June 30, 2016

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards(2)	Late Year Ordinary Loss(3)
					Post-October Capital Loss(4)
					Short-Term	Long-Term
AllianzGI NFJ Small-Cap Value	$16,227,013	$82,757,760	—	—	$52,259,143	—
AllianzGI Small-Cap Blend	—	25,070	—	$123,178	5,558,729	$(364,934)
AllianzGI Technology	—	49,043,924	—	3,583,711	18,842,156	—

(2)	Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.
(3)	Certain ordinary losses realized during the period November 1, 2015 through June 30, 2016, and/or other ordinary losses realized during the period January 1, 2016 through June 30, 2016, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(4)	Capital losses realized during the period November 1, 2015 through June 30, 2016 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At June 30, 2016, capital loss carryforward amounts were:

					No Expiration(5)
	2017		2018		Short-Term	Long-Term
AllianzGI Emerging Markets Opportunities	$30,125,746		30,085,517	*	$6,351,656	—
AllianzGI Global Natural Resources	—		4,508,168		2,932,166	$308,818
AllianzGI Global Small-Cap	—		5,879,047		1,253,698	—
AllianzGI Health Sciences	—		5,155,612	*	—	—
AllianzGI NFJ International Value	—		150,760,204		99,663,546	57,289,191
AllianzGI NFJ Large-Cap Value	35,148,446	*	269,415,476	*	—	—

*	Subject to limitations under IRC Sections 381-384
(5)	Carryforward amounts are subject to the provision of the Regulated Investment Company Modernization Act of 2010.

For the year ended June 30, 2016, the Funds utilized the following amounts of pre-enactment capital loss carryforwards:

Utilized
AllianzGI Health Sciences	$2,577,806
AllianzGI NFJ Dividend Value	301,775,539
AllianzGI NFJ Large-Cap Value	55,398,757

For the year ended June 30, 2016, permanent “book-tax” adjustments were:

	Undistributed (Dividends in Excess of) Net Investment Income	Accumulated Net Realized Gain(Loss)	Paid-in Capital	Unrealized Appreciation (Depreciation)
AllianzGI Emerging Markets Opportunities(f)(h)	$(303,720)	$509,958	$(206,238)	—
AllianzGI Focused Growth(d)	451,723	(451,723)	—	—
AllianzGI Global Natural Resources(f)	(17,981)	17,981	—	—
AllianzGI Global Small-Cap(b)(d)(f)(g)	648,582	(1,287)	(603,405)	$(43,890)
AllianzGI Health Sciences(c)(d)(f)(m)	1,435,641	19,027	(1,454,668)	—
AllianzGI Income & Growth(e)(g)(j)(n)	14,808,635	(13,258,102)	(1,550,533)	—
AllianzGI Mid-Cap(d)(h)(o)	2,222,296	50,480	(2,272,776)	—
AllianzGI NFJ Dividend Value	—	—	—	—
AllianzGI NFJ International Value(b)(f)	(889,703)	889,703	—	—
AllianzGI NFJ Large-Cap Value(c)	55,539	—	(55,539)	—
AllianzGI NFJ Mid-Cap Value(f)(g)(i)(k)(l)(o)	(2,240,419)	2,288,993	(4,637)	(43,937)

148	June 30, 2016 |	Annual Report

	Undistributed (Dividends in Excess of) Net Investment Income	Accumulated Net Realized Gain(Loss)	Paid-in Capital	Unrealized Appreciation (Depreciation)
AllianzGI NFJ Small-Cap Value(b)(f)(g)(i)(l)	$(29,197,220)	$19,660,954	$(2,916)	$9,539,182
AllianzGI Small-Cap Blend(a)(b)(g)(h)(i)(l)	201,724	(14,545)	(190,506)	3,327
AllianzGI Technology(d)(f)(g)(h)(m)(o)	12,737,624	619,761	(13,353,935)	(3,450)

These permanent “book-tax” differences were primarily attributable to:

(a)	Reclassification of distributions
(b)	Reclassification of gains from securities classified as Passive Foreign Investment Companies (“PFICs”) for tax purposes.
(c)	Taxable overdistributions.
(d)	Net operating losses.
(e)	Reclassification of non-deductible expenses.
(f)	Reclassification of gains and losses from foreign currency transactions.
(g)	Reclassifications related to investments in Real Estate Investment Trusts (REITs).
(h)	Security litigation proceeds related to market timing.
(i)	Gain/Loss on Sale of partnership.
(j)	Reclassification of contingent debt.
(k)	Adjustment to prior year’s beginning balance
(l)	Distribution from partnerships.
(m)	Reclassification of dividend expense.
(n)	Section 305 sales adjustment
(o)	Reclassification from sales of securities with return of capital

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At June 30, 2016, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments (before options written and securities sold short) for federal income tax purposes were:

	Federal Tax Cost Basis(6)	Unrealized Appreciation	Unrealized Deprecation	Net Unrealized Appreciation (Depreciation)
AllianzGI Emerging Markets Opportunities	$225,454,013	$21,944,424	$8,517,523	$13,426,901
AllianzGI Focused Growth	636,616,872	193,959,047	11,885,639	182,073,408
AllianzGI Global Natural Resources	45,119,426	903,940	1,631,988	(728,048)
AllianzGI Global Small-Cap	205,286,347	38,543,480	9,227,114	29,316,366
AllianzGI Health Sciences	175,328,887	18,395,684	8,242,309	10,153,375
AllianzGI Income & Growth	3,387,148,480	15,300,028	496,151,446	(480,851,418)
AllianzGI Mid-Cap	250,716,271	44,207,897	12,263,121	31,944,776
AllianzGI NFJ Dividend Value	4,824,129,720	635,182,585	329,821,829	305,360,756
AllianzGI NFJ International Value	1,231,155,857	48,088,188	191,597,379	(143,509,191)
AllianzGI NFJ Large-Cap Value	373,543,316	56,804,540	26,434,738	30,369,802
AllianzGI NFJ Mid-Cap Value	530,001,657	109,741,429	21,725,854	88,015,575
AllianzGI NFJ Small-Cap Value	3,693,943,143	597,139,082	332,701,812	264,437,270
AllianzGI Small-Cap Blend	68,327,182	8,864,687	1,884,457	6,980,230
AllianzGI Technology	945,530,414	214,983,167	3,028,200	211,954,967

(6)	Differences, if any, between book and tax cost basis are primarily attributable to wash sale loss deferrals, PFIC mark-to-market, differing treatment of bond premium amortization, basis adjustments from convertible preferred stock, basis adjustments from investments in partnerships, Real Estate Investment Trusts (REITs), and Section 305.

Annual Report	| June 30, 2016	149

Notes to Financial Statements (cont’d)

June 30, 2016

7.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.0001 par value. Changes in shares of beneficial interest were as follows:

	AllianzGI Emerging Markets Opportunities				AllianzGI Focused Growth
	Year ended June 30, 2016		Year ended June 30, 2015		Year ended June 30, 2016		Year ended June 30, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,023,665	$22,258,629	248,334	$6,673,795	2,301,736	$94,212,721	915,745	$39,565,416
Class A — from Class B and Class D(a)	5,625,965	124,052,528	—	—	450,699	19,343,895	—	—
Class B	—	—	—	—	202	6,263	1,988	67,644
Class C	93,834	2,069,180	57,254	1,501,787	927,662	27,518,703	340,185	11,468,812
Class D	5,044,396	123,323,292	915,055	24,461,289	150,698	5,464,025	298,158	10,722,330
Class R	—	—	—	—	234,362	7,583,188	116,753	4,009,476
Class P	1,194,042	25,882,215	440,673	11,632,514	841,775	27,018,922	200,363	6,840,706
Institutional Class	2,736,481	61,239,090	1,234,859	32,685,241	2,012,163	75,313,283	884,518	34,761,711
Class R6	903 #	19,414 #	—	—	320,562 #	11,244,022 #	—	—
Administrative Class	—	—	—	—	92,882	3,455,973	18,748	718,476

Issued in reinvestment of dividends and distributions:
Class A	75,527	1,613,252	10,875	274,813	466,738	19,294,980	565,765	22,379,733
Class B(a)	—	—	—	—	—	—	5,307	154,797
Class C	— *	4	2,052	50,695	570,945	16,945,644	719,678	21,001,055
Class D(a)	—	—	14,565	372,876	—	—	42,708	1,437,695
Class R	—	—	—	—	34,411	1,109,088	49,326	1,551,156
Class P	5,142	107,930	1,079	26,741	32,651	1,054,932	44,144	1,392,443
Institutional Class	27,513	590,424	40,767	1,030,601	215,423	8,190,388	249,755	9,148,842
Class R6	7 #	139 #	—	—	—	—	—	—
Administrative Class	—	—	—	—	14,778	532,015	17,283	601,926

Cost of shares redeemed:
Class A	(1,474,395)	(31,951,311)	(238,735)	(6,354,685)	(1,415,211)	(57,662,021)	(1,256,730)	(52,421,541)
Class B	—	—	—	—	(10,690)	(334,665)	(42,065)	(1,337,077)
Class B—to Class A(a)	—	—	—	—	(33,789)	(1,109,083)	—	—
Class C	(154,557)	(3,259,106)	(153,913)	(3,977,988)	(802,222)	(23,798,130)	(821,980)	(25,699,442)
Class D	(533,390)	(13,290,383)	(665,587)	(17,818,837)	(50,792)	(1,840,728)	(378,476)	(13,559,019)
Class D—to Class A(a)	(5,551,666)	(124,052,528)	—	—	(501,269)	(18,234,812)	—	—
Class R	—	—	—	—	(139,705)	(4,556,313)	(200,400)	(6,712,216)
Class P	(768,604)	(16,433,742)	(38,592)	(1,001,081)	(248,664)	(7,831,197)	(204,901)	(6,970,739)
Institutional Class	(2,317,517)	(49,661,998)	(965,530)	(25,309,683)	(1,188,816)	(44,136,532)	(477,055)	(18,517,682)
Class R6	—	—	—	—	(12,451)#	(461,981)#	—	—
Administrative Class	—	—	—	—	(56,591)	(2,019,656)	(25,192)	(923,650)
Net increase (decrease) resulting from Fund share transactions	5,027,346	$122,507,029	903,156	$24,248,078	4,207,487	$156,302,924	1,063,625	$39,680,852

*	Actual amount rounds to less than one share.
†	For the period December 22, 2014 (commencement of share class) through June 30, 2015, “shares sold” includes shares sold to AFI.
#	For the period December 14, 2015 (commencement of share class) through June 30, 2016, “shares sold” includes shares sold to AFI.
(a)	Class B shares and Class D shares converted to Class A shares at the close of business on December 4, 2015 and November 13, 2015, respectively. See Note 10(a).

150	June 30, 2016 |	Annual Report

AllianzGI Global Natural Resources				AllianzGI Global Small-Cap				AllianzGI Health Sciences
Year ended June 30, 2016		Year ended June 30, 2015		Year ended June 30, 2016		Year ended June 30, 2015		Year ended June 30, 2016		Year ended June 30, 2015
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

493,354	$6,992,074	340,972	$5,865,884	236,108	$9,987,426	326,308	$14,157,322	1,058,443	$31,736,378	424,910	$15,094,291
184,973	2,652,518	—	—	629,721	26,841,227	—	—	3,901,767	137,775,123	—	—
—	—	—	—	160	6,210	461	18,832	—	—	1,991	57,725
111,409	1,465,562	141,990	2,408,860	139,035	5,341,228	152,226	5,998,936	169,141	4,723,184	267,034	8,399,520
28,528	422,309	75,637	1,345,706	138,452	6,209,134	187,515	7,938,570	303,030	11,603,618	620,108	22,536,739
—	—	—	—	—	—	—	—	—	—	—	—
495,984	6,849,498	470,799	8,085,077	300,997	13,256,941	416,451	18,636,284	—	—	—	—
890,514	12,358,800	915,653	16,449,297	1,678,297	74,295,928	1,184,618	52,938,838	43,887	1,268,181	32,182 †	1,110,647 †
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—

3,645	47,317	— *	4	—	—	—	—	1,159,332	33,562,662	120,661	3,981,799
—	—	—	—	—	—	—	—	—	—	2,374	66,710
— *	3	1	16	—	—	—	—	168,949	3,960,159	72,321	2,034,396
—	—	— *	2	—	—	—	—	—	—	535,951	17,675,660
—	—	—	—	—	—	—	—	—	—	—	—
1,214	15,939	140	2,315	—	—	—	—	—	—	—	—
11,135	147,319	3,157	52,697	—	—	—	—	8,457	245,664	—	—
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—

(399,674)	(5,433,517)	(251,810)	(4,522,375)	(478,003)	(19,701,355)	(345,413)	(14,618,059)	(1,252,480)	(36,140,369)	(199,912)	(7,067,521)
—	—	—	—	(2,240)	(88,219)	(9,921)	(382,935)	(7,843)	(247,861)	(9,439)	(283,454)
—	—	—	—	(7,294)	(289,567)	—	—	(6,814)	(207,147)	—	—
(98,639)	(1,307,294)	(53,687)	(889,567)	(152,558)	(5,596,293)	(114,663)	(4,440,507)	(377,624)	(8,766,313)	(64,545)	(1,970,100)
(25,094)	(379,290)	(54,831)	(951,989)	(187,540)	(7,873,336)	(360,731)	(15,277,950)	(474,705)	(17,425,891)	(658,233)	(23,168,048)
(184,866)	(2,652,518)	—	—	(623,813)	(26,551,660)	—	—	(3,897,695)	(137,567,976)	—	—
—	—	—	—	—	—	—	—	—	—	—	—
(438,960)	(6,192,574)	(51,552)	(899,946)	(382,108)	(16,244,197)	(255,269)	(11,140,967)	—	—	—	—

(1,531,427)	(20,675,113)	(612,807)	(10,864,598)	(564,294)	(24,396,390)	(912,639)	(41,448,213)	(13,759)	(425,634)	—	—
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
(457,904)	$(5,688,967)	923,662	$16,081,383	724,920	$35,197,077	268,943	$12,380,151	782,086	$24,093,778	1,145,403	$38,468,364

Annual Report	| June 30, 2016	151

Notes to Financial Statements (cont’d)

June 30, 2016

	AllianzGI Income & Growth				AllianzGI Mid-Cap
	Year ended June 30, 2016		Year ended June 30, 2015		Year ended June 30, 2016		Year ended June 30, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	32,130,711	$358,033,215	27,499,312	$343,650,289	973,589	$3,526,924	1,293,457	$4,747,503
Class A — from Class B and Class D(a)	5,686,971	64,319,642	—	—	491,661	1,715,071	—	—
Class B	—	—	—	—	—	—	348	1,438
Class C	27,880,527	294,903,691	36,922,983	439,188,434	1,165,971	3,833,334	1,739,236	5,486,818
Class D	999,146	11,745,276	2,193,330	27,560,879	14,940	53,138	26,428	100,507
Class R	77,018	848,216	43,297	540,056	122,949	413,592	108,080	390,142
Class P	21,077,555	239,839,474	33,477,428	426,783,333	178,170	662,147	263,141	1,108,263
Institutional Class	6,502,187	74,033,121	7,059,551	89,753,429	5,284,275	20,400,142	1,242,431	5,038,769
Class R6	—	—	—	—	—	—	—	—
Administrative Class	—	—	—	—	16,171	56,524	20,747	80,525

Issued in reinvestment of dividends and distributions:
Class A	7,146,220	78,527,069	4,963,850	61,787,407	1,417,629	4,791,585	3,480,748	11,869,352
Class B(a)	—	—	—	—	—	—	28,059	85,018
Class C	9,206,484	95,306,877	6,443,650	76,185,301	3,206,807	9,460,079	7,613,175	22,991,789
Class D(a)	156,515	1,839,276	385,094	4,813,905	—	—	53,789	186,648
Class R	18,543	204,251	23,467	292,885	42,884	143,662	94,609	320,723
Class P	3,672,627	41,279,482	2,930,543	36,998,954	25,649	95,926	59,002	220,079
Institutional Class	1,482,991	16,769,083	1,136,282	14,433,103	422,229	1,583,360	1,109,407	4,149,183
Class R6	—	—	—	—	—	—	—	—
Administrative Class	—	—	—	—	8,550	30,180	17,199	61,058

Cost of shares redeemed:
Class A	(25,523,093)	(282,083,627)	(25,058,750)	(314,858,293)	(4,474,692)	(15,054,475)	(4,905,528)	(18,284,352)
Class B	—	—	—	—	(58,419)	(186,376)	(147,931)	(498,022)
Class B — to Class A(a)	—	—	—	—	(59,999)	(192,884)	—	—
Class C	(26,641,211)	(276,713,042)	(14,481,861)	(171,338,094)	(6,591,759)	(19,417,123)	(6,809,829)	(22,486,403)
Class D	(784,140)	(9,089,494)	(1,242,454)	(15,499,847)	(11,089)	(41,251)	(105,425)	(399,848)
Class D — to Class A(a)	(5,661,442)	(64,319,642)	—	—	(430,714)	(1,522,187)	—	—
Class R	(95,735)	(1,082,585)	(144,449)	(1,802,848)	(305,569)	(1,024,668)	(126,866)	(475,028)
Class P	(28,798,705)	(321,259,293)	(15,234,538)	(192,475,092)	(172,407)	(628,081)	(135,906)	(547,253)
Institutional Class	(6,972,183)	(78,534,425)	(5,181,366)	(65,735,673)	(4,021,555)	(15,019,826)	(4,469,891)	(18,135,761)
Class R6	—	—	—	—	—	—	—	—
Administrative Class	—	—	—	—	(27,487)	(96,285)	(19,758)	(78,955)
Net increase (decrease) resulting from Fund share transactions	21,560,986	$244,566,565	61,735,369	$760,278,128	(2,782,216)	$(6,417,492)	428,722	$(4,067,807)

*	Actual amount rounds to less than one share.
(a)	Class B shares and Class D shares converted to Class A shares at the close of business on December 4, 2015 and November 13, 2015, respectively. See Note 10(a).

152	June 30, 2016 |	Annual Report

AllianzGI NFJ Dividend Value				AllianzGI NFJ International Value				AllianzGI NFJ Large-Cap Value
Year ended June 30, 2016		Year ended June 30, 2015		Year ended June 30, 2016		Year ended June 30, 2015		Year ended June 30, 2016		Year ended June 30, 2015
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

7,359,825	$114,938,877	16,520,171	$280,073,257	4,867,877	$88,982,329	4,948,320	$110,662,507	314,917	$5,786,602	451,392	$9,705,899
10,975,996	168,441,492	—	—	2,568,188	46,946,479	—	—	1,652,852	33,885,701	—	—
76	1,210	976	17,057	—	—	—	—	— *	11	117	2,606
1,241,874	19,336,527	1,903,760	32,651,473	337,738	6,118,363	730,388	16,165,287	116,594	2,375,749	122,633	2,646,406
999,971	16,529,798	2,172,479	37,211,460	210,455	4,081,126	1,110,727	24,585,710	17,039	357,396	72,917	1,586,917
1,064,473	16,383,575	1,752,927	29,662,173	264,657	4,771,183	288,874	6,459,310	47,362	955,536	82,919	1,780,039
13,759,868	214,189,774	36,981,443	636,067,115	6,176,869	110,780,386	25,463,025	577,157,867	82,279	1,661,614	489,698	10,589,388
30,296,007	472,508,377	41,626,512	710,106,256	5,494,990	100,296,722	9,612,805	215,291,929	2,129,039	42,895,267	2,688,784	57,586,030
10,009,962	152,296,755	7,877,302	135,128,284	1,331,787	24,491,210	3,292,932	73,316,997	—	—	—	—
3,235,751	50,759,240	8,319,300	143,003,645	301,398	5,525,560	245,602	5,477,097	8,687	177,737	12,483	268,863

1,402,479	21,675,899	1,588,775	27,137,065	469,886	8,397,561	583,258	13,247,642	132,884	2,666,442	102,138	2,220,733
381	6,043	2,818	48,990	—	—	—	—	54	1,099	272	5,988
338,153	5,261,075	250,366	4,312,809	126,124	2,235,108	112,974	2,555,996	31,756	641,890	22,661	495,822
61,591	963,899	260,605	4,475,654	32,761	625,743	105,566	2,383,835	6,600	134,118	26,763	587,388
259,311	3,997,462	243,820	4,155,785	25,361	454,703	24,837	564,621	5,573	112,786	5,355	117,259
1,218,999	18,939,609	1,245,478	21,368,870	289,976	5,227,666	374,611	8,458,644	13,013	263,990	13,430	295,429
4,257,791	66,154,214	4,907,800	84,197,662	1,055,482	19,339,814	1,477,442	33,463,224	295,035	5,904,304	389,653	8,450,899
283,542	4,406,788	119,162	2,034,427	102,274	1,821,526	58,963	1,302,421	—	—	—	—
774,845	12,111,636	823,660	14,222,630	25,936	462,654	23,305	527,149	1,437	29,228	770	16,981

(49,669,268)	(772,965,564)	(48,151,773)	(822,969,474)	(13,648,429)	(244,805,195)	(22,196,535)	(506,294,360)	(1,468,888)	(29,495,236)	(1,938,327)	(41,561,767)
(103,731)	(1,681,281)	(172,190)	(2,977,035)	—	—	—	—	(14,640)	(310,872)	(70,400)	(1,524,182)
(159,249)	(2,556,699)	—	—	—	—	—	—	(27,861)	(588,101)	—	—
(5,820,858)	(90,905,263)	(4,798,788)	(82,245,601)	(2,486,374)	(43,943,372)	(2,122,976)	(46,811,534)	(633,223)	(12,853,540)	(664,449)	(14,318,457)
(3,280,028)	(52,722,702)	(4,280,991)	(73,251,847)	(1,530,201)	(29,652,882)	(1,643,948)	(36,455,773)	(98,772)	(2,068,735)	(255,882)	(5,553,136)
(10,753,445)	(165,884,793)	—	—	(2,572,072)	(46,946,479)	—	—	(1,634,182)	(33,297,600)	—	—
(4,889,687)	(76,265,746)	(4,380,355)	(74,102,390)	(477,855)	(8,722,497)	(444,145)	(10,016,087)	(101,859)	(2,037,060)	(231,387)	(5,019,025)
(40,206,623)	(615,456,771)	(30,234,293)	(517,457,982)	(15,457,992)	(285,412,694)	(16,049,920)	(354,407,393)	(221,176)	(4,492,647)	(253,652)	(5,511,697)
(96,467,399)	(1,502,673,828)	(80,651,785)	(1,383,685,723)	(38,169,858)	(678,703,261)	(17,938,723)	(402,638,896)	(9,582,567)	(193,348,126)	(8,888,316)	(192,501,048)
(9,267,653)	(145,094,082)	(914,647)	(15,578,212)	(1,082,806)	(18,811,579)	(359,482)	(7,958,503)	—	—	—	—
(16,872,815)	(263,342,045)	(22,274,941)	(383,689,121)	(319,930)	(5,958,165)	(240,950)	(5,371,668)	(21,057)	(429,809)	(237,657)	(5,155,748)
(149,949,861)	$(2,330,646,524)	(69,262,409)	$(1,190,082,773)	(52,063,758)	$(932,397,991)	(12,543,050)	$(278,333,978)	(8,949,104)	$(181,072,256)	(8,058,085)	$(174,788,413)

Annual Report	| June 30, 2016	153

Notes to Financial Statements (cont’d)

June 30, 2016

	AllianzGI NFJ Mid-Cap Value				AllianzGI NFJ Small-Cap Value
	Year ended June 30, 2016		Year ended June 30, 2015		Year ended June 30, 2016		Year ended June 30, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	576,322	$13,723,460	519,512	$13,270,071	6,623,119	$143,365,322	8,429,076	$239,730,884
Class A — from Class B and Class D(a)	445,825	11,009,060	—	—	2,952,970	71,064,477	—	—
Class B	—	—	103	2,321	—	—	11,935	295,178
Class C	155,251	3,135,733	149,723	3,245,343	459,313	8,481,487	665,178	15,951,881
Class D	4,278	109,678	245,796	6,425,661	38,747	974,192	67,866	2,056,715
Class R	103,856	2,148,607	73,390	1,648,757	376,238	8,689,457	479,809	14,520,484
Class P	355,119	7,089,539	530,397	11,452,388	615,164	14,730,243	1,698,227	58,866,486
Institutional Class	565,698	14,537,138	1,084,959	29,482,361	11,201,166	261,996,269	15,903,999	493,298,692
Class R6	—	—	—	—	10,859,009	257,243,509	7,704,788	229,988,682
Administrative Class	15,874	393,715	18,893	498,590	4,779,790	101,304,125	4,131,049	122,779,983

Issued in reinvestment of dividends and distributions:
Class A	617,215	14,602,170	219,899	5,548,047	9,051,680	184,337,105	15,943,556	411,421,095
Class B(a)	—	—	578	13,064	—	—	58,762	1,451,107
Class C	325,780	6,483,110	85,007	1,820,839	1,354,313	25,169,095	2,344,232	55,978,626
Class D(a)	—	—	7,287	186,043	—	—	907,377	24,378,947
Class R	22,748	470,486	8,888	197,225	497,487	10,620,149	942,550	25,287,328
Class P	31,249	615,983	11,563	244,894	408,453	9,073,344	771,543	21,459,051
Institutional Class	110,876	2,780,304	55,964	1,491,995	13,568,569	302,965,277	25,702,891	717,801,220
Class R6	—	—	—	—	1,909,742	42,567,407	626,495	17,495,370
Administrative Class	7,045	171,468	3,008	77,964	4,693,508	95,419,779	8,558,786	220,634,484

Issued in reorganization:
Class A	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—
Class D	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—	—	—

Cost of shares redeemed:
Class A	(2,568,419)	(61,777,954)	(2,930,480)	(74,825,819)	(30,255,607)	(652,397,242)	(26,775,355)	(770,303,047)
Class B	(27,870)	(628,437)	(78,145)	(1,792,010)	(83,271)	(1,984,568)	(114,339)	(3,055,451)
Class B — to Class A(a)	(42,704)	(959,917)	—	—	(132,256)	(3,088,564)	—	—
Class C	(1,086,117)	(21,986,174)	(1,172,934)	(25,434,344)	(3,428,222)	(68,399,147)	(2,478,003)	(65,686,956)
Class D	(30,715)	(771,741)	(280,412)	(7,177,169)	(396,769)	(10,221,401)	(1,241,654)	(35,525,284)
Class D — to Class A(a)	(402,981)	(10,049,143)	—	—	(2,712,029)	(67,975,913)	—	—
Class R	(313,167)	(6,480,167)	(195,146)	(4,351,717)	(1,521,894)	(35,198,335)	(1,433,936)	(43,078,178)
Class P	(239,776)	(4,762,782)	(146,547)	(3,166,834)	(2,246,884)	(52,026,432)	(1,165,790)	(34,531,409)
Institutional Class	(1,894,134)	(48,573,123)	(1,096,189)	(29,765,719)	(48,146,926)	(1,143,539,508)	(39,498,930)	(1,210,244,704)
Class R6	—	—	—	—	(4,879,793)	(112,399,120)	(669,645)	(19,603,982)
Administrative Class	(48,783)	(1,221,340)	(33,988)	(898,748)	(17,037,656)	(366,414,460)	(15,996,056)	(478,697,171)
Net increase (decrease) resulting from Fund share transactions	(3,317,530)	$(79,940,327)	(2,918,874)	$(71,806,797)	(41,452,039)	$(975,643,453)	5,574,411	$12,670,031

(a)	Class B shares and Class D shares converted to Class A shares at the close of business on December 4, 2015 and November 13, 2015, respectively. See Note 10(a).

154	June 30, 2016 |	Annual Report

AllianzGI Small-Cap Blend				AllianzGI Technology
Year ended June 30, 2016		Year ended June 30, 2015		Year ended June 30, 2016		Year ended June 30, 2015
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

78,646	$1,432,511	42,257	$763,198	1,687,387	$88,665,042	1,135,068	$67,660,096
33,136	571,596	—	—	2,534,992	144,685,784	—	—
—	—	—	—	—	—	480	23,168
63,794	1,142,297	11,589	207,671	226,993	9,940,395	254,003	12,948,659
2,165	39,404	3,564	63,887	203,330	11,475,442	698,367	41,941,967
—	—	—	—	—	—	—	—
132,049	2,307,051	30,899	564,613	797,345	41,919,410	288,443	18,553,559
51,436	879,606	15,578	280,040	2,516,688	139,121,811	2,027,086	130,473,232
—	—	—	—	—	—	—	—
—	—	—	—	196,314	10,588,769	234,421	14,376,884

68,200	1,145,042	287	4,865	1,340,585	67,753,182	919,153	50,663,687
—	—	—	—	—	—	5,088	242,142
57,491	952,054	153	2,567	457,327	19,230,622	450,733	21,441,369
—	—	234	3,984	—	—	524,388	28,463,768
—	—	—	—	—	—	—	—
5,901	99,388	37	624	132,933	7,235,526	130,513	7,646,739
6,391	107,925	19,663	335,372	1,474,635	81,193,395	1,562,934	92,400,663
—	—	—	—	—	—	—	—
—	—	—	—	188,315	9,937,362	198,858	11,362,755

—	—	2,177,664	38,361,785	—	—	—	—
—	—	2,546,236	44,432,552	—	—	—	—
—	—	30,808	541,939	—	—	—	—
—	—	96,502	1,705,391	—	—	—	—
—	—	182,962	3,233,865	—	—	—	—

(321,276)	(5,374,943)	(130,447)	(2,380,267)	(2,733,866)	(137,743,082)	(1,397,248)	(83,815,617)
—	—	—	—	(4,882)	(240,583)	(21,811)	(1,180,302)
—	—	—	—	(14,443)	(745,384)	—	—
(321,557)	(5,391,099)	(138,286)	(2,487,407)	(468,350)	(19,922,057)	(348,830)	(18,158,487)
(3,771)	(65,828)	(1,184)	(21,628)	(411,737)	(22,960,544)	(1,182,182)	(70,068,262)
(33,192)	(571,596)	—	—	(2,561,399)	(143,940,400)	—	—
—	—	—	—	—	—	—	—
(60,365)	(999,290)	(12,152)	(222,345)	(931,506)	(48,941,041)	(231,771)	(14,563,437)
(255,183)	(4,603,523)	(200,547)	(3,697,363)	(3,974,846)	(215,919,420)	(1,807,026)	(114,628,290)
—	—	—	—	—	—	—	—
—	—	—	—	(340,261)	(18,268,094)	(219,878)	(13,402,904)
(496,135)	$(8,329,405)	4,675,817	$81,693,343	315,554	$23,066,135	3,220,789	$182,381,389

Annual Report	| June 30, 2016	155

Notes to Financial Statements (cont’d)

June 30, 2016

8.	SIGNIFICANT ACCOUNT HOLDERS

From time to time, a Fund may have a concentration of shareholders, which may include the Investment Manager or affiliates of the Investment Manager, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact to a Fund.

At June 30, 2016, the significant account-holders (owners of 5% or greater of each respective Fund’s outstanding shares) were as follows:

	Unaffiliated
	Number of Account Holders	Approximate Ownership
AllianzGI Emerging Markets Opportunities	4	76%
AllianzGI Focused Growth	5	54%
AllianzGI Global Natural Resources	3	47%
AllianzGI Global Small-Cap	6	67%
AllianzGI Health Sciences	4	62%
AllianzGI Income & Growth	7	76%
AllianzGI Mid-Cap	6	58%
AllianzGI NFJ Dividend Value	4	54%
AllianzGI NFJ International Value	5	62%
AllianzGI NFJ Large-Cap Value	7	56%
AllianzGI NFJ Mid-Cap Value	7	61%
AllianzGI NFJ Small-Cap Value	4	52%
AllianzGI Small-Cap Blend	5	53%
AllianzGI Technology	3	38%

9.	AFFILIATED TRANSACTIONS

An affiliate includes any company in which a Fund held 5% or more of a company’s outstanding voting securities at any point during the fiscal year. The table below represents transactions in and earnings from these affiliated issuers during the year ended June 30, 2016:

AllianzGI NFJ Small-Cap Value:
	Market Value 6/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2016	Dividend Income	Net Realized Gain (Loss)
A Schulman, Inc. ††	$51,386,827	$19,394,064	$(9,590,803)	$(3,208,371)	$37,058,864	$1,099,006	$3,644,776
Andersons, Inc. †	61,219,275	2,699,468	(55,097,183)	—	—	622,588	5,164,532
Houlihan Lokey, Inc. †,††	—	13,187,316	—	324,164	13,511,480	283,880	—
Neenah Paper, Inc. †	51,891,463	6,935,729	(19,132,912)	29,589,917	49,335,570	935,902	13,284,581
Sunoco L.P. †,††	48,527,444	17,075,546	(23,027,254)	(9,115,005)	21,864,878	3,763,736	(17,933,984)
United Insurance Holdings Corp.	16,719,983	601,989	(558,117)	(2,007,588)	17,786,272	227,037	86,911
Universal Corp. †	83,440,724	3,954,991	(64,097,167)	4,325,088	21,938,255	1,911,112	18,539,565
Universal Insurance Holdings, Inc. †	44,699,893	1,315,674	(41,350,790)	—	—	428,791	14,663,761
WestJet Airlines Ltd. †	48,252,766	6,816,069	(3,652,155)	(12,079,019)	40,522,272	439,914	(435,899)
Totals	$406,138,375	$71,980,846	$(216,506,381)	$7,829,186	$202,017,591	$9,711,966	$37,014,243

†	Not affiliated at Fund Level at June 30, 2016.
††	Not affiliated at Fund Level at June 30, 2015.

Certain additional purchases of existing portfolio holdings that were not considered affiliated in prior years resulted in the Fund owning in excess of 5% of the outstanding shares of certain issues at June 30, 2016. The percentages and market values of the affiliated transactions presented below include both acquisitions of new investments and prior year holdings that became affiliated during the reporting period.

AllianzGI NFJ Small-Cap Value:
Issuer Name	Fund’s % of Outstanding Shares	Market Value	Market Value as a % of Fund’s Net Assets
A Schulman, Inc.	5.16%	$37,058,864	0.93%
United Insurance Holdings Corp.	5.03%	17,786,272	0.44%
Totals		$54,845,136	1.37%

156	June 30, 2016 |	Annual Report

10.	FUND EVENTS

(a) Share Class Conversion

Effective November 13, 2015, Class D shares of each Fund were converted into Class A shares of the same Fund. The Class D Conversion was effected on the basis of the relative net asset values of the Class D and Class A shares involved and, following the conversion, each Fund ceased to have any Class D shares authorized or outstanding.

Effective December 4, 2015, Class B shares of each Fund were converted into Class A shares of the same Fund. The Class B conversion was effected on the basis of the relative net asset values of the Class B and Class A shares involved and, following the conversion, each Fund ceased to have any Class B shares authorized or outstanding.

(b) Fund Liquidation

Effective December 11, 2015, the AllianzGI NFJ All-Cap Value Fund was liquidated and dissolved.

Effective March 2, 2016, AllianzGI International Managed Volatility Fund and AllianzGI U.S. Managed Volatility Fund were liquidated and dissolved.

(c) New Share Classes

Effective December 14, 2015, AllianzGI Emerging Markets Opportunities and AllianzGI Focused Growth began offering Class R6 shares.

(d) Policy Change

Effective March 1, 2016, AllianzGI NFJ Small-Cap Value’s investment objective was updated to consider companies with smaller market capitalizations to be companies with market capitalizations of between $100 million and the greater of $4 billion or the capitalization of the largest company in the Russell 2000 Index.

11.	PAYMENTS FROM AFFILIATES

There were no payments from affiliates for the year ended June 30, 2016.

During the year ended June 30, 2015, AllianzGI U.S. reimbursed AllianzGI NFJ Small-Cap Value $35,528 (less than $0.01 per share) for realized losses resulting from trading errors.

12.	BORROWINGS

On July 31, 2015, the Trust entered into a new credit agreement (the “Northern Trust Agreement”), among the Trust, AllianzGI Institutional Multi-Series Trust, Allianz Funds Multi-Strategy Trust and Premier Multi-Series VIT, as borrowers (collectively, the “AllianzGI Borrowers” and series thereof, each an “AllianzGI Borrower Fund”), and Northern Trust Company, as lender, for a committed line of credit. The Northern Trust Agreement permits the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund is obligated to pay interest on any amounts borrowed under the facility at the greater of (i) the federal funds overnight rate plus 1.00%

or (ii) 1.50%, subject to upward adjustment when any past-due payments are outstanding. The AllianzGI Borrowers also pay a usage fee at an annualized rate of 0.15% on undrawn amounts, allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets. Amounts borrowed may be repaid and reborrowed on a revolving basis, subject to availability and compliance with the terms of the Northern Trust Agreement, during the term of the facility.

The following Funds utilized the line of credit during the year ended June 30, 2016. The average balance outstanding is for the number of days that the Funds had an outstanding balance. The Northern Trust Agreement had an original maturity date of July 29, 2016, which was extended by 90 days to expire on October 27, 2016, unless further extended, or renewed with revised terms.

	Average Amount Borrowed During the Period	Average Interest Rate	Number of Days Outstanding During the Period	Outstanding Borrowings at June 30, 2016
AllianzGI NFJ Dividend Value	$23,000,000	1.50%	3	—
AllianzGI NFJ International Value	22,200,000	1.50%	3	—

13.	RELATED PARTY TRANSACTIONS

The Investment Manager is a related party. Fees payable to this party are disclosed in Note 4 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

During the year ended June 30, 2016, the following Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act:

	Purchases	Sales
AllianzGI Income and Growth	$7,993,186	—

14.	SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On July 21, 2016, AllianzGI Income & Growth declared a short-term capital gain distribution of $0.0875 per share, payable July 21, 2016 to shareholders of record on July 20, 2016.

There were no other subsequent events identified that require recognition or disclosure.

Annual Report	| June 30, 2016	157

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Allianz Funds Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianzGI Emerging Markets Opportunities Fund, AllianzGI Focused Growth Fund, AllianzGI Global Natural Resources Fund, AllianzGI Global Small-Cap Fund, AllianzGI Health Sciences Fund, AllianzGI Income & Growth Fund, AllianzGI Mid-Cap Fund, AllianzGI NFJ Dividend Value Fund, AllianzGI NFJ International Value Fund, AllianzGI NFJ Large-Cap Value Fund, AllianzGI NFJ Mid-Cap Value Fund, AllianzGI NFJ Small-Cap Value Fund, AllianzGI Small-Cap Blend Fund and AllianzGI Technology Fund (constituting Allianz Funds Trust, hereinafter referred to as the “Funds”) at June 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 22, 2016

158	June 30, 2016 |	Annual Report

Unaudited

Federal Income Tax Information

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each Fund.

During the year ended June 30, 2016, the following Funds distributed long-term capital gains in the amounts indicated (or the maximum amount allowable):

	15% Long-Term Capital Gain	25% Long-Term Capital Gain
AllianzGI Emerging Markets Opportunities	—	—
AllianzGI Focused Growth	$46,979,003	—
AllianzGI Global Natural Resources	—	—
AllianzGI Global Small-Cap	—	—
AllianzGI Health Sciences	28,389,155	—
AllianzGI Income & Growth	37,203,478	$63,492
AllianzGI Mid-Cap	18,982,298	—
AllianzGI NFJ Dividend Value	—	—
AllianzGI NFJ International Value	—	—
AllianzGI NFJ Large-Cap Value	—	—
AllianzGI NFJ Mid-Cap Value	19,875,188	1,212
AllianzGI NFJ Small-Cap Value	634,446,094	717,688
AllianzGI Small-Cap Blend	2,452,138	288
AllianzGI Technology	167,836,096	—

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2016, are designated as “qualified dividend income”:

AllianzGI Emerging Markets Opportunities	90%
AllianzGI Focused Growth	58%
AllianzGI Global Natural Resources	100%
AllianzGI Global Small-Cap	0%
AllianzGI Health Sciences	8%
AllianzGI Income & Growth	11%
AllianzGI Mid-Cap	0%

AllianzGI NFJ Dividend Value	100%
AllianzGI NFJ International Value	100%
AllianzGI NFJ Large-Cap Value	100%
AllianzGI NFJ Mid-Cap Value	100%
AllianzGI NFJ Small-Cap Value	95%
AllianzGI Small-Cap Blend	62%
AllianzGI Technology	12%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended June 30, 2016, that qualify for the corporate dividend received deduction is set forth below:

AllianzGI Emerging Markets Opportunities	1%
AllianzGI Focused Growth	57%
AllianzGI Global Natural Resources	100%
AllianzGI Global Small-Cap	0%
AllianzGI Health Sciences	6%
AllianzGI Income & Growth	11%
AllianzGI Mid-Cap	0%
AllianzGI NFJ Dividend Value	100%
AllianzGI NFJ International Value	0%
AllianzGI NFJ Large-Cap Value	100%
AllianzGI NFJ Mid-Cap Value	100%
AllianzGI NFJ Small-Cap Value	94%
AllianzGI Small-Cap Blend	62%
AllianzGI Technology	10%

Foreign Tax Credit. The following Funds had elected to pass through the credit for tax paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2016 are as follows:

	Gross Foreign Dividends	Gross Foreign Dividends Per Share	Foreign Tax	Foreign Tax Per Share
AllianzGI Emerging Markets Opportunities	$7,470,442	$0.753189	$930,557	$0.093821
AllianzGI NFJ International Value	62,614,400	0.659275	5,663,998	0.059637

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2016. In January 2017, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar year 2016. The amount that will be reported will be the amount to use on the shareholder’s 2016 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended June 30, 2016. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

Annual Report	| June 30, 2016	159

Unaudited

Changes to Board of Trustees and Officers

Effective September 11, 2015, Susan M. King resigned as an Interested Trustee of the Trust.

On October 8, 2015, Barbara R. Claussen became an Interested Tustee of the Trust.

Effective April 15, 2016, Julian Sluyters resigned as a Trustee and as President and Chief Executive Officer of the Funds.

Effective April 25, 2016, A. Douglas Eu became a Trustee of the Funds. Mr. Eu is an “interested person” of the Funds, as defined in Section 2(a) (19) of the 1940 Act, due to his positions with the Investment Manager and its affiliates.

Effective April 25, 2016, Thomas J. Fuccillo, formerly the Vice President, Chief Legal Officer and Secretary to the Funds was appointed President and Chief Executive Officer of the Funds.

Effective April 25, 2016, Angela Borreggine, formerly an Assistant Secretary to the Funds was appointed Chief Legal Officer and Secretary of the Funds.

160	June 30, 2016 |	Annual Report

Unaudited

Privacy Policy

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and stockholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or stockholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Fund Management LLC, Allianz Global Investors Distributors LLC, NFJ Investment Group LLC and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and stockholder reports and gathering stockholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Annual Report	| June 30, 2016	161

Unaudited

Privacy Policy (cont’d)

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

■	Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website (including your Social Security Number or Taxpayer Identification Number and your password) to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions on our website, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

■	Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Cookies and similar technologies help us to provide customized services and information. We use these technologies on our website to improve our website and services, including to evaluate the effectiveness of our site, and to enhance the site user experience. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

162	June 30, 2016 |	Annual Report

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Allianz Funds—Board of Trustees

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated below. Unless otherwise indicated, the correspondence address of all persons below is: 1633 Broadway, New York, New York 10019. The Funds’ Statement of Additional Information contains additional information about the Trustees. The Statement of Additional Information is available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, C and R) or 1-800-498-5413 ( Class P, Class R6, Institutional and Administrative classes).

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Barbara R. Claussen† 1956	10/2015 to present	Chief Operating Officer (since 2016) and Managing Director and member of the Executive Committee (since 2013) of Allianz Global Investors U.S. Holdings LLC; Chief Administrative Officer of Allianz Global Investors U.S. Holdings LLC (2013-2016); Managing Director of Allianz Global Investors U.S. LLC; Chief Operating Officer and Managing Director of NFJ Investment Group LLC (since 2005). Formerly, Chairman of the Management Board of Allianz Global Investors Capital LLC (2012); Member of Management Board and Chief Risk Officer (2008-2011) and Interim Global Chief Operating Officer Liaison (2012-2014) of Allianz Global Investors Capital LLC (a predecessor of Allianz Global Investors U.S. LLC).	65	None.

A. Douglas Eu† 1961	4/2016 to present	Chief Executive Officer, Managing Director and Chairman of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2016); Member of the Global Executive Committee of Allianz Global Investors GmbH (since 2006). Formerly, Chief Executive Officer of Allianz Global Investors Asia Pacific GmbH (2006-2015).	65	Formerly, Director, Securities and Futures Commission Advisory Committee Hong Kong (2007-2013).

Independent Trustees

Davey S. Scoon 1946 Chairman of the Board of Trustees	1/2006 to present	Adjunct Professor, University of Wisconsin-Madison (since 2011). Formerly, Chief Administrative and Financial Officer, Tom’s of Maine (personal care products manufacturing) (2003-2005); and Chief Administrative and Financial Officer (formerly Vice President and Chief Financial Officer), Sun Life Financial U.S. (financial services) (2001-2003).	65	Chairman, Tufts Health Plan; Director, AMAG Pharmaceuticals, Inc. (since 2006); Director, Orthofix International N.V. (since 2011); and Director, Biodel Inc. (since 2013). Formerly, Director, CardioKine Inc (2005-2011); and Director, NitroMed, Inc. (2003-2009).

Deborah A. DeCotis 1952	6/2014 to present	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); and Member, Council on Foreign Relations (since 2013). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	90	None.

F. Ford Drummond 1962	1/2006 to present	Owner/Operator, Drummond Ranch; and Director, Oklahoma Water Resources Board. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration).	65	Director, Bancfirst Corporation

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Unaudited

Allianz Funds—Board of Trustees (cont’d)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Bradford K. Gallagher 1959	12/2014 to present	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007-2012); Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001).	90	Formerly, Chairman and Trustee, Grail Advisors ETF Trust (2009-2010); and Trustee, Nicholas-Applegate Institutional Funds (2007-2010).

James A. Jacobson 1945	12/2014 to present	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).	90	Trustee, Alpine Mutual Funds Complex (consisting of 18 funds).

Hans W. Kertess 1939	12/2014 to present	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	90	None.

James S. MacLeod 1947	1/2006 to present	Director, Chairman and Chief Executive Officer, CoastalSouth Bancshares, Inc.; Director and President, CoastalStates Bank; Director, Homeowners Mortgage; and Trustee, University of Tampa. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation; and Chief Executive Officer, Homeowners Mortgage.	65	Director, Sykes Enterprises, Inc.

William B. Ogden, IV 1945	12/2014 to present	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	90	None.

Alan Rappaport 1953	12/2014 to present	Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (since 2009); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); Member of Board of Overseers, NYU Langone Medical Center (since 2015); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); and Vice Chairman, US Trust (formerly Chairman and President of Private Bank of Bank of America, the predecessor entity of US Trust) (2001-2008).	65	None.

†	Mr. Eu and Ms. Claussen are “Interested Persons” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to their affiliation with the Manager and its affiliates.

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Unaudited

Allianz Funds—Officers

Name, Year of Birth, Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years

Thomas J. Fuccillo 1968 President and Chief Executive Officer	4/2016 to present	Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Secretary and Chief Legal Officer of The Korea Fund, Inc. President and Chief Executive Officer of 65 funds in the Fund Complex. Formerly, Vice President, Secretary and Chief Legal Officer of numerous funds in the Fund Complex (2004-2016).

Lawrence G. Altadonna 1966 Treasurer, Principal Financial and Accounting Officer	1/2011 to present	Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 65 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Treasurer of numerous funds in the Fund Complex (2005-2010).

Angela Borreggine 1964 Secretary and Chief Legal Officer	4/2016 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; Secretary and Chief Legal Officer of 65 funds in the Fund Complex. Formerly, Assistant Secretary of numerous funds in the Fund Complex (2015-2016).

Thomas L. Harter, CFA 1975 Chief Compliance Officer	4/2013 to present	Director of Allianz Global Investors U.S. Holdings LLC; Chief Compliance Officer of Allianz Global Investors Fund Management LLC; Chief Compliance Officer of 65 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).

Scott Whisten 1971 Assistant Treasurer	3/2007 to present	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 65 funds in the Fund Complex.

Richard J. Cochran 1961 Assistant Treasurer	5/2008 to present	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 65 funds in the Fund Complex and of The Korea Fund, Inc.

Orhan Dzemaili 1974 Assistant Treasurer	1/2011 to present	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 65 funds in the Fund Complex and of The Korea Fund, Inc.

Debra Rubano 1975 Assistant Secretary	12/2015 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 65 funds in the Fund Complex.

Paul Koo 1964 Assistant Secretary	4/2013 to present	Director, Deputy Head of US Compliance, Chief Compliance Officer of Allianz Global Investors U.S. LLC; Chief Compliance Officer of NFJ Investment Group LLC; and Assistant Secretary of 57 funds in the Fund Complex. Formerly, Associate Chief Compliance Officer, Dodge & Cox (2010-2011).

*	The officers of the Trust are elected annually by the Board of Trustees.

Annual Report	| June 30, 2016	165

Allianz Funds

Trustees

Davey S. Scoon

Chairman of the Board of Trustees

Barbara R. Claussen

Deborah A. DeCotis

F. Ford Drummond

A. Douglas Eu

Bradford K. Gallagher

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Alan Rappaport

Officers

Thomas J. Fuccillo

President and Chief Executive Officer

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Angela Borreggine

Chief Legal Officer & Secretary

Thomas L. Harter

Chief Compliance Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Debra Rubano

Assistant Secretary

Paul Koo(1)

Assistant Secretary

Investment Adviser

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Advisers

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

NFJ Investment Group LLC

2100 Ross Avenue, Suite 700

Dallas, TX 75201

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agent

Boston Financial Data Services, Inc.

(Class A, Class C and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class P, Institutional Class, Class R6 and Administrative Class shares)

330 West 9th Street, 5th Floor

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 988-8380 for Class A, C and R shares or (800) 498-5413 for Class P, Institutional, R6 and Administrative shares. Telephone representatives are available Monday-Friday 8:30 am to 6:00 pm Eastern Time. Or visit our website, us.allianzgi.com.

(1)	Paul Koo is Assistant Secretary of the Trust with a limited authority to open, maintain and close certain custodial and trading accounts for all series of the Trust.

About Allianz Global Investors

Understand. Act. This two-word philosophy is at the core of what we do. To stand out as the investment partner our clients trust, we listen closely to understand their needs, then act decisively to deliver solutions. We are a diversified active investment manager with a strong parent company, a culture of risk management and $521 billion in assets under management.* With 25 offices in 18 countries and over 550 investment professionals, we provide global investment and research capabilities with consultative local delivery.

For more information about any of our investment solutions or client services, call your financial advisor or visit us.allianzgi.com.

* Combined worldwide Aum as of June 30, 2016

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Funds’ prospectus, which may be obtained by contacting your financial advisor, by visiting us.allianzgi.com or by calling 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes). Please read the prospectus carefully before you invest or send money.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and the Allianz Multi-Strategy Funds. Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2015. For information about any product, contact your financial advisor.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

AZ1005AR_063016

AG1-2016-07-05-15820

ITEM 2.	CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s President and Chief Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-926-4456. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees has determined that James A. Jacobson, who serves on the Board’s Audit Oversight Committee, qualify as “audit committee financial expert” and is “independent” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $611,105 in 2015 and $568,362 in 2016.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountants that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2015 and $0 in 2016.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $221,100 in 2015 and $272,870 in 2016. These services include review or preparation of U.S. federal, state, local, certain foreign tax returns, excise tax returns and the calculation of excise tax distributions.

d)	All Other Fees. The aggregate fees billed in the Reporting Periods for professional services, if any, billed for other products and services rendered by the principal account to the Trust were $0 in 2015 and $0 in 2016.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

ALLIANZ FUNDS (The “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY

FOR

PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to be provided,

the fees to be charged in connection with the services expected to be provided a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Committee of the Fund will review and pre-approve the scope of the audits of the Fund and proposed audit fees, and permitted non-audit (including audit under related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy.

In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the fund with also require the separate written pre-approval of the President of the fund, who will confirm, independently that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports

Other Attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, Sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support services

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds (including affiliated sub-advisers to the Funds), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable.

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2015 Reporting Period was $5,711,508 and the 2016 Reporting Period was $5,874,362.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s President and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Exhibit 99.CODE ETH – Code of Ethics

(a)(2) Exhibit 99.302CERT – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)(3) Not applicable

(b) Exhibit 99.906CERT – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allianz Funds

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo, President & Chief Executive Officer

Date: August 25, 2016

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: August 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo, President & Chief Executive Officer

Date: August 25, 2016

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: August 25, 2016